As filed with the Securities and Exchange Commission on April 16, 2010
File Nos. 333-70963; 811-09201
______________________________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 21

AND THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 14

COLI VUL-2 SERIES ACCOUNT
(Exact Name of Registrant)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Name of Depositor)

8515 East Orchard Road
Greenwood Village, Colorado 80111
(Address of Depositor’s Principal Executive Offices)

(303) 737-3000
(Depositor’s Telephone Number)

Mitchell T.G. Graye
President and Chief Executive Officer
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
8515 East Orchard Road
Greenwood Village, Colorado 80111
(Name and Address of Agent for Service)

COPIES TO:

Ann B. Furman, Esq.	Beverly A. Byrne, Esq.
Jorden Burt LLP	Chief Compliance Officer & Legal Counsel, Financial Services
Suite 400 East	Great-West Life & Annuity Insurance Company
1025 Thomas Jefferson Street, N.W.	8515 East Orchard Road, 2T3
Washington, D.C. 20007-5208	Greenwood Village, Colorado 80111
------------
Approximate date of proposed public offering:  Continuous

It is proposed that this filing will become effective (check appropriate box):

[   ]  immediately upon filing pursuant to paragraph (b) of Rule 485.
[X]  on May 1, 2010 pursuant to paragraph (b) of Rule 485.
[   ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[   ]  on _____ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
[   ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being offered:  flexible premium variable universal life insurance policies.

Great-West Life & Annuity Insurance Company

A Stock Company

8515 East Orchard Road

Greenwood Village, Colorado 80111

(303) 737-3000

Key Business VUL — Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
offered by Great-West Life & Annuity Insurance Company
in connection with its COLI VUL-2 Series Account

This prospectus describes a flexible premium variable universal life insurance policy (the "Policy") offered by Great-West Life & Annuity Insurance Company ("Great-West," "Company, " "we," “our” or "us"). The Policy is designed for use by corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements . The Policy is designed to meet the definition of a "life insurance contract" for federal income tax purposes.

The Policy allows "you," the Owner, within certain limits to:

•	choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;
•	choose the amount and timing of Premium payments, within certain limits;
•	allocate Premium payments among the available investment options and Transfer Account Value among available investment options as your investment objectives change; and
•	access your Account Value through loans and partial withdrawals or total surrenders.

This prospectus contains important information you should understand before purchasing a Policy, including a description of the material rights and obligations under the Policy. We use certain special terms that are defined in Appendix A.  Your Policy and any endorsements are the formal contractual agreement between you and the Company.  It is important that you read the Policy and endorsements which reflect other variations.  You should keep this prospectus on file for future reference.

The Policy and Fixed Account endorsement (and optional Term Life Insurance Rider) that we are currently issuing became available on January 1, 2009.  The Policy and optional Term Life Insurance Rider are based on state-required 2001 CSO mortality tables, as defined below.  Before January 1, 2009, we issued an earlier version of the Policy (“Pre-2009 Policy”) and optional Rider, which were based on 1980 CSO mortality tables.  Many of the Pre-2009 Policies and optional Riders still remain outstanding.  The Pre-2009 Policy differs somewhat from the Policy that we are currently issuing, and certain of the information in this prospectus, therefore, does not apply to those Pre-2009 Policies.  Appendix B to this prospectus explains the information that applies instead to the Pre-2009 Policy and Pre-2009 optional Rider.  Therefore, if you own a Pre-2009 Policy (issued prior to January 1, 2009), you should also refer to Appendix B at the end of this prospectus for information about how your Pre-2009 Policy and optional Rider differs from the Policy that we are currently issuing.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is May 1, 20 1 0

Table of Contents
Summary of the Policy and its Benefits. 4

Policy Risks 6

Fund Risks 7

Fee Tables 8

Transaction Fees 8

Periodic Charges Other Than Fund Operating Expenses 9

Supplemental Benefit Charges 10

Total Annual Fund Operating Expenses 10

Description of Depositor, Registrant, and Funds 11

Great-West Life & Annuity Insurance Company 11

The Series Account 11

The Investment Options and Funds 11

Payments We Receive 12

Payments We Make 12

Fixed Account 34

Employer-Financed Insurance Purchase Arrangements--Tax and Other Legal Issues 34
Charges and Deductions 35

Expense Charge Applied to Premium 35

Mortality and Expense Risk Charge 36

Monthly Deduction 36

Monthly Risk Rates 37

Service Charge 37

Transfer Fee 37

Partial Withdrawal Fee 37

Surrender Charges 37

Change of Death Benefit Option Fee 37

Fund Expenses 37

General Description of Policy 38

Policy Rights 38

Owner 38

Beneficiary 38

Policy Limitations 38

Allocation of Net Premiums 38

Transfers Among Divisions 38

Fixed Account Transfers 39

Market Timing & Excessive Trading 39

Exchange of Policy 40

Age Requirements 41

Policy or Registrant Changes 41

Addition, Deletion or Substitution of Investment Options 41

Entire Contract 41

Alteration 41

Modification 41

Assignments 41

Notice and Elections 41

Account Value 42

Net Investment Factor 43

Splitting Units 43

Other Provisions and Benefits 43

Misstatement of Age or Sex 43

Suicide 43

Incontestability 44

Paid-Up Life Insurance 44

Supplemental Benefits 44

Term Life Insurance Rider 44

Change of Insured Rider 45

Report to Owner 45

Dollar Cost Averaging 45

Rebalancer Option 45

Non-Participating 46

Premiums                                                                                                                                 46

Policy Application, Issuance and Initial Premium 46

Free Look Period 47

Premium 47

Net Premiums 47

Planned Periodic Premiums 47

Death Benefits 48

Death Benefit 48

Changes in Death Benefit Option 48

Changes in Total Face Amount 49

Surrenders and Withdrawals 49

Surrenders 49

Partial Withdrawal 50

Loans                                                                                                                                 50

Policy Loans 50

Lapse and Reinstatement 51

Lapse and Continuation of Coverage 51

Grace Period 51

Termination of Policy 51

Reinstatement 51

Deferral of Payment 51

Federal Income Tax Considerations 52

Tax Status of the Policy 52

Diversification of Investments 52

Policy Owner Control 52

Tax Treatment of Policy Benefits 52

Life Insurance Death Benefit Proceeds 52

Tax Deferred Accumulation 53

Surrenders 53

Modified Endowment Contracts 53

Distributions 53

Distributions Under a Policy that is Not a Modified Endowment Contracts53

Distributions Under Modified Endowment Contracts 54

Multiple Policies 54

Treatment When Insured Reaches Attained Age 121 54

Federal Income Tax Withholding 54

Actions to Ensure Compliance with the Tax Law 54

Trade or Business Entity Owns or is Directly or Indirectly a Beneficiary of the Policy 54

Employer Owned Life Insurance 55

Split Dollar Life Insurance 55

Other Employee Benefit Programs 55

Policy Loan Interest 55

Our Taxes 55

Corporate Tax Shelter Requirements 56

Legal Proceedings 56

Legal Matters 56

Financial Statements 56

Appendix A – Glossary of Terms A-1

Appendix B – Information About How A Pre-2009 Policy and Optional Term Insurance Rider  (Issued Prior to January 1, 2009) Differs from the Policy and Optional Rider that We are Currently Issuing on January 1, 2009 and AfterB-1

Summary of the Policy and its Benefits

This is a summary of some of the most important features of your Policy.  The Policy is more fully described in the remainder of this prospectus.  Please read this prospectus carefully.  Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply.

1.  Corporate-Owned Variable Life Insurance.  We will issue Policies to corporations and employers and to certain individuals to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements .   We will issue Policies on the lives of prospective Insureds who meet our underwriting standards.

2.  The Series Account.  We have established a separate account to fund the variable benefits under the Policy.  The assets of the Series Account are insulated from the claims of our general creditors.

3.  Premium Payments.  You must pay us an Initial Premium to put your Policy in force.  The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00.  Thereafter, you choose the amount and timing of Premium payments, within certain limits.

4.  Fixed Account.  You may allocate some or all of your net payments and/or make Transfers from the Sub-Accounts to the Fixed Account.  The Fixed Account is part of our General Account.  We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts.  These Fixed Account assets are subject to our general liabilities from business operations.  Subject to applicable law, we have sole discretion over investment of the Fixed Account assets.  We bear the full investment risk for all amounts allocated or transferred to the Fixed Account.

We guarantee that the amounts allocated to the Fixed Account will be credited interest at a net effective annual interest rate of at least 3.00%.  At our discretion, we will review the interest rate at least once a year.  We may reset the interest rate monthly.  The Fixed Account is not affected by the investment performance of the Sub-Accounts.  Policy value in the Fixed Account will be reduced by the Policy fees and charges we deduct and the effects of any Policy transactions (loans, withdrawals, and T ransfers) on your Policy value in the Fixed Account.

5.  Free Look Period.  You may return your Policy to us for any reason within ten days of receiving it, or such longer period as required by applicable state law, and depending on state law, receive (i) the greater of your Premiums, less any withdrawals, or your Account Value, or (ii) your Account Value plus the return of any Expense Charges deducted.

6.  Investment Options and Funds.  You may allocate your net Premium payments among the available i nvestment d ivisions ("Divisions") or the Fixed Account.

Each Division invests exclusively in shares of a single Fund. Each Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Funds.

You may Transfer amounts from one Division to another or the Fixed Account, subject to the restrictions described herein.

7.  Death Benefit.  You may choose from among three death benefit options –

1.	a fixed benefit equal to the Total Face Amount of your Policy;
2.	a variable benefit equal to the sum of the Total Face Amount and your Account Value; or
3.
an increasing benefit equal to the sum of the Total Face Amount and the accumulated value of all Premiums paid under your Policy accumulated at the interest rate shown on the Policy’s specifications page.

For each option, the death benefit may be greater if necessary to satisfy federal tax law requirements.

We will deduct any outstanding Policy Debt and unpaid Policy charges before we pay a death benefit. In addition, prior partial withdrawals may reduce the Death Benefit Proceeds under the first and third options.

At any time, you may increase or decrease the Total Face Amount, subject to our approval and other requirements set forth in the Policy.

After the first Policy Year, you may change your death benefit option once each Policy Year.

8.  Account Value.  Your Account Value will reflect –

1.	the Premiums you pay;
2.	the investment performance of the Divisions you select;
3.	the value of the Fixed Account.
4.	any Policy loans or partial withdrawals;
5.	your Loan Account balance; and
6.	the charges we deduct under the Policy.

9.  Accessing Your Account Value.

You may borrow from us using your Account Value as collateral. Loans may be treated as taxable income if your Policy is a "modified endowment contract" (“MEC”) for federal income tax purposes and you have had positive net investment performance.

You may surrender your Policy for its Cash Surrender Value plus return of expense charge, if applicable. There are no surrender charges associated with your Policy.

You may withdraw a portion of your Account Value at any time while your Policy is in force.

A withdrawal may reduce your death benefit.

We will charge an administrative fee not greater than $25 per withdrawal on partial withdrawals after the first in a Policy Year.

10.  Supplemental Benefits.  The following optional riders are available –

1.	term life insurance; and
2.	change of Insured.

We will deduct the cost, if any, of the rider(s) from your Account Value on a monthly basis.

11.  Paid-Up Life Insurance.  If the Insured reaches Attained Age 121 and your Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase "paid-up" insurance. Your Account Value will remain in the Series Account allocated to the Divisions or the Fixed Account in accordance with your instructions. The death benefit under this paid-up insurance will be fixed by the Internal Revenue Code of 1986, as amended (“Code”) for Insureds age 99. As your Account Value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly.

12.  Reinstatement.  If your Policy terminates due to insufficient value, we will reinstate it within three years at your Request, subject to certain conditions.

13.  Surrenders.  You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living.  If you do, the insurance coverage and all other benefits under the Policy will terminate.

If you withdraw part of the Cash Surrender Value, your Policy’s death benefit may be reduced and you may incur taxes and tax penalties.

14.  Partial Withdrawal.  You may Request a partial withdrawal of Account Value at any time while the Policy is in force.  The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account.

The Death Benefit Proceeds and your Account Value will be reduced by the amount of any partial withdrawals.

15.  Policy Loans.   You may borrow from us using your Account Value as collateral.   You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made.

The minimum Policy loan amount is $500.

16.  Changes in Total Face Amount.  You may increase or decrease the Total Face Amount of your Policy at any time.  Each increase or decrease in the Total Face Amount must be at least $25,000.  Minimum face amount is $100,000.

Policy Risks

1.  Account Value Not Guaranteed.  Your Account Value is not guaranteed.  Your Account Value fluctuates based on the performance of the investment options you select.  The investment options you select may not perform to your expectations.  Your Account Value may also be affected by charges under your Policy.

2.  Not Suitable as Short-Term Savings Vehicle.
The Policy is designed for long-term financial planning.  Accordingly, you should not purchase the Policy if you need access to the Account Value within a short time.  Before purchasing a Policy, consider whether the long-term nature of the Policy is consistent with the purposes for which it is being considered.

3.  Risk of Contract Lapse.  Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay the Policy’s monthly charges.

If your Policy would terminate due to insufficient value, we will send you notice and allow you a 61-day grace period.

If, within the grace period, you do not make a Premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the grace period without further notice.

4.  Limitations on Withdrawals.  Partial withdrawals of Account Value are permitted at any time the Policy is in force.  As noted above, the amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account.  A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year.  Please note that withdrawals reduce your Account Value and your Death Benefit Proceeds.  In addition, withdrawals may have tax consequences.

5.  Limitations on Transfers.  Subject to our rules as they may exist from time to time, you may at any time Transfer to another Division all or a portion of the Account Value allocated to a Division.  Certain limitations apply to Transfers into and out of the Fixed Account.  See "Fixed Account Transfers" on page xx .

6.  Limitations or Charges on Surrender of Policy.  You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living.  Upon surrender of your Policy, the insurance coverage and all other benefits under the Policy will terminate.

There are no surrender charges associated with your Policy.  However, the surrender of your Policy may have tax consequences.

7.  Risks of Taking a Policy Loan.  As noted above, you may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made.  The minimum Policy loan amount is $500.

Taking a Policy loan may increase the risk that your Policy will lapse, will reduce your Account Value, and may reduce the death benefit.  In addition, if your Policy is a MEC for tax purposes, taking a Policy loan may have tax consequences.

8.  Adverse Tax Consequences.  Your Policy is structured to meet the definition of a life insurance contract under the Code.  Current federal tax law generally excludes all death benefits from the gross income of the Beneficiary of a life insurance policy.  Generally, you are not taxed on any increase in the Account Value until it is withdrawn, but are taxed on surrender proceeds and the proceeds of any partial withdrawals if those amounts, when added to all previous non-taxable distributions, exceed the total Premium paid.  Amounts received upon surrender or withdrawals in excess of Premiums are treated as ordinary income.

Under certain circumstances, a Policy may become a MEC for federal tax purposes. This may occur if you reduce the Total Face Amount of your Policy or pay excessive Premiums. We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC without your written permission. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC, but instead will promptly refund the money to you. If you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.

Under current tax law, Death Benefit Proceeds under MECs generally are excluded from the gross income of the Beneficiary.  Withdrawals and Policy loans, however, are treated first as income, to the extent of any gain, and then as a return of Premium.  The income portion of the distribution is includable in your taxable income and taxed at ordinary income tax rates.  A 10% penalty tax is also generally imposed on the taxable portion of any amount received before age 59 ½.

Fund Risks

The Policy currently offers several variable investment options, each of which is a Division of the Series Account.  Each Division uses its assets to purchase, at their net asset value, shares of a Fund.  The Divisions are referred to as “variable” because their investment experience depends upon the investment experience of the Funds in which they invest.

We do not guarantee that the Funds will meet their investment objectives.  Your Account Value may increase or decrease in value depending on the investment performance of the Funds.  You bear the risk that those Funds may not meet their investment objectives.  A comprehensive discussion of the risks of each Fund may be found in each Fund’s prospectus, including detailed information concerning investment objectives, strategies, and their investment risk.  You may obtain a copy of the Fund prospectuses without charge by contacting us at 888-353-2654.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy.  The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or Transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Maximum Expense Charge Imposed on Premium	Upon each Premium payment	Maximum: 10% of Premium Current: 5.5% of Premium up to target and 3.0% of Premium in excess of target
Partial Withdrawal Fee	Upon partial withdrawal	Maximum: $25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.
Change of Death Benefit Option Fee	Upon change of option	Maximum: $100 deducted from Account Value for each change of death benefit option.
Premium Tax	Upon each Premium payment	Maximum: 3.5% of Premium
Transfer Fee	At time of Transfer for all Transfers in excess of 12 made in the same Policy Year	Maximum: $10/Transfer
Loan Interest	Upon issuance of Policy loan	Maximum: the Moody’s Corporate Bond Yield Average – Monthly Average Corporates

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk)1
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.02 per $1000. Maximum: $83.33 per $1000.
Cost of Insurance Charge for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000.
Mortality and Expense Risk Fees	Upon each Valuation Date	Guaranteed: 0.90% (of average daily net assets) annually. Current: 0.40% for Policy Years 1-5, 0.25% for Policy Years 6-20, and 0.10% thereafter.
Service Charge	Monthly	Maximum: $15/month Current: $10.00/month, Policy Years 1-3 and $7.50/month, Policy Years 4+

1 The cost of insurance will vary based on individual characteristics.  The cost of insurance shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner will pay.  Owners may obtain more information about their particular cost of insurance by contacting us at 888-353-2654.

Supplemental Benefit Charges

Currently, we are offering the following supplemental optional riders. The charges for the rider you select are deducted monthly from your Account Value as part of the Monthly Deduction described on page xx of this prospectus. The benefits provided under each rider are summarized in “Other Provisions and Benefits” beginning on page xx below.

Change of Insured Rider	Upon change of Insured	Minimum: $100 per change. Maximum: $400 per change.
Change of Insured Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)		$400 per change.
Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.02 per $1000. Maximum COI: $83.33 per $1000.
Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy.  More detail concerning each Fund’s fee and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses1
(Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

	Minimum	Maximum
Total Annual Fund Operating	0. 30%	5.09%

1 Expenses are shown as a percentage of a Fund's average net assets as of December 31, 200 9 .  The expenses above include fees and expenses incurred indirectly by the Maxim Profile Portfolios and the Maxim Lifetime Asset Allocation Portfolios as a result of investing in shares of acquired funds, if any.  The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements.  The advisers and/or other service providers of certain Funds have agreed to waive their fees and/or reimburse the Funds' expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual.  In other cases, these expense limitations are voluntary and may be terminated at any time. Please see the prospectus for each Fund for information regarding the expenses for each Fund, including fee reduction and/or expense reimbursement arrangements, if applicable.  The management fees and other expenses of the Funds are more fully described in the Fund prospectuses.

Description of Depositor, Registrant, and Funds

Great-West Life & Annuity Insurance Company

Great-West is a stock life insurance company organized under the laws of the state of Colorado.  Our offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company.  GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

The Series Account

The Series Account is a segregated asset account of Great-West.  We use the Series Account to fund benefits payable under the Policy.  The Series Account may also be used to fund benefits payable under other life insurance policies issued by us.

We own the assets of the Series Account, which we hold separate and apart from our General Account assets. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses.  The income, gains, and losses credited to, or charged against, the Series Account reflect the Series Account’s own investment experience and not the investment experience of Great-West’s other assets.  The assets of the Series Account may not be used to pay any liabilities of Great-West other than those arising from the Policies (and any other life insurance policies issued by us and funded by the Series Account).

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law.  These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the Series Account or our other separate accounts, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.

Great-West is obligated to pay all amounts promised to Owners under the Policies (and any other life insurance policies issued by us and funded by the Series Account).

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Series Account.

The Series Account is divided into Divisions.  Each Division invests exclusively in shares of a corresponding Fund. We may in the future add new or delete existing Divisions. The income, gains or losses, realized or unrealized, from assets allocated to each Division are credited to or charged against that Division without regard to the other income, gains or losses of the other Divisions.

All amounts allocated to a Division will be used to purchase shares of the corresponding Fund. The Divisions will at all times be fully invested in Fund shares.  We maintain records of all purchases and redemptions of shares of the Funds.

The Investment Options and Funds

The Policy offers a number of Division or Sub-Accounts.  Each Division invests in a single Fund. Each Fund is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds. The fund prospectuses should be read in connection with this prospectus. YOU MAY OBTAIN A PROSPECTUS AND, IF AVAILABLE, A FUND SUMMARY,  CONTAINING COMPLETE INFORMATION ON EACH FUND, WITHOUT CHARGE, UPON REQUEST BY CONTACTING US AT 888-353-2654.

Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

The Funds are NOT available to the general public directly. The Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Funds have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any similarly named Fund may differ substantially.

Payments We Receive.  Some of the Funds’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Funds.  Such compensation is typically a percentage of Series Account assets invested in the relevant Fund and generally may range up to 0.35% of net assets.  GWFS Equities, Inc. (“GWFS”), a broker-dealer and subsidiary of Great-West and the principal underwriter and distributor of the Policy, may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Funds for providing distribution related services related to shares of Funds offered in connection with a Rule 12b-1 plan.  If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Fund.

If you purchased the Policy through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for services provided with regard to the sale of Fund shares to the Divisions under the Policy.  The amount and/or structure of the compensation can possibly create conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Policy (and certain Divisions under the Policy) over other investment alternatives.  The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson.  You may ask your salesperson about variations and how he or she and his or her broker-dealer are compensation for selling the Policy or visit your financial intermediary's Web site for more information.

Payments We Make.  In addition to the direct cash compensation described above for sales of the Policies, Great-West and/or its affiliates may also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Policies and other products distributed by GWFS, including Portfolios of Maxim Series Fund, which are available Funds under the Policies.  Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash.  Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive payments may vary depending on the arrangement in place at any particular time. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Funds available under the Policy.  These additional payments could be viewed as creating conflicts of interest.  In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Policy instead of other products or recommend certain Funds under the Policy over other Funds, which may not necessarily be to your benefit.

Effective April 1, 2004, the Divisions investing in the following Funds were closed to new Owners: American Century VP International Fund (Class I Shares), American Century VP Income & Growth Fund (Class I Shares), AIM V.I. Core Stock Fund (now known as the AIM V.I. Core Equity Fund) (Class I Shares) and Neuberger Berman AMT Guardian Portfolio (I Shares). However, Owners with amounts invested in the aforementioned Divisions as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2005, the Divisions investing in the following Funds were closed to new Owners:  AIM V.I. Technology Fund (Series I Shares), Federated American Leaders Fund II (Primary Shares) (now known as Federated Clover Value Fund II (Primary Shares)), Federated International Equity Fund II, Fidelity VIP Growth Portfolio (Service Class 2 Shares); Janus Aspen Worldwide Growth Portfolio (Institutional Shares), Maxim Small-Cap Growth Portfolio (formerly the Maxim Trusco Small-Cap Growth Portfolio, which was formerly the Maxim MFS® Small-Cap Growth Portfolio), Neuberger Berman AMT Mid-Cap Growth Portfolio (I Shares).  However, Owners with amounts invested in the aforementioned Divisions as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2005, the Divisions investing in the following Funds were closed to all Owners:  AIM V.I. Financial Services Fund (Series I Shares), Janus Aspen Large Cap Growth Portfolio (Institutional Shares).  Premium payments and Transfers are not permitted into these Divisions.

Effective May 1, 2006, the Division investing in Maxim Ariel Mid-Cap Value Portfolio was closed to new Owners.  However, Owners with amounts invested in this Fund as of May 1, 2006, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Effective February 23, 2007, the Division investing in Dreyfus IP Emerging Leaders Portfolio (Initial Shares) was closed to all Owners and no Premium payments or Transfers are permitted into this Division.

Effective May 1, 2007, the Divisions investing in the following Funds were closed to new Owners:  AIM V.I. Global Health Care (Series I Shares), American Century VP Ultra (Class I Shares) and Dreyfus VIF Appreciation Portfolio (Initial Shares).  However, Owners with amounts transferred in the aforementioned Divisions as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2008, the Divisions investing in the following Funds were closed to new Owners:  Dreyfus IP Technology Growth (Initial Shares), Federated High Income Bond Fund II (Primary Shares), Neuberger Berman AMT Small Cap Growth (S Shares) (formerly Neuberger Berman AMT Fasciano (S Shares)).  However, Owners with amounts transferred in the aforementioned Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2009, the Divisions investing in the following Funds were closed to new Owners:  Dreyfus IP MidCap Stock (Initial Shares); DWS Dremen High Return Equity (Class A Shares); Fidelity VIP Investment Grade Bond (Service Class 2 Shares); and Neuberger Berman AMT Partners (I Shares).

Effective May 1, 2009, each of the following three Putnam Funds (IB Shares) are replaced with IA Shares:  Putnam VT High Yield Fund; Putnam VT International New Opportunities Fund; and Putnam VT MidCap Value Fund.

Effective April 30, 2010, the Division investing in the Federated Kaufmann Fund is closed to new owners, however, Owners with amounts transferred in to aforementioned Division as of April 30, 2010, may continue to allocate Premium payments and Transfer amounts into and out of such Division.

The investment policies of the Funds are briefly described below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Core Equity Fund (formerly known as the AIM V.I. Core Equity Fund) (Series I Shares) The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in equity securities. In complying with the 80% investment requirement, the Fund may also invest in the following investments with economic characteristics similar to the Fund’s direct investments: derivatives, exchange-traded funds (ETFs) and American Depositary Receipts. These derivatives and other investments may have the effect of leveraging the Fund’s portfolio. The portfolio management team seeks to construct a portfolio of issuers that have high or improving return on invested capital (ROIC), quality management, a strong competitive position and which are trading at compelling valuations. The Fund may invest up to 25% of its total assets in foreign securities, which includes debt and equity securities.     Effective April 1, 2004, the AIM V.I. Core Stock Fund was closed to new Owners; Owners with amounts invested in this Division as of April 1, 2004, were permitted to continue to allocate Premium payments and Transfer amounts into and out of this Division.  Effective May 1, 2006, the AIM V.I. Core Stock Fund merged into the AIM V.I. Core Equity Fund.  Following the transaction, this Division investing in the AIM V.I. Core Equity Fund continues to be closed to new Owners; however, Owners with amounts invested in this Division may continue to allocate Premium payments and Transfer amounts into and out of this Division.

This Fund is advised by Invesco Advisers, Inc., Houston, Texas

Invesco V.I. Financial Services Fund ( formerly known as the   AIM V.I. Financial Services Fund) (Series I Shares) The Fund’s investment objective is long-term growth of capital. The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in securities of issuers engaged primarily in financial services-related industries. The Fund invests primarily in equity securities. In complying with the 80% investment requirement, the Fund may also invest in the following other investments that have economic characteristics similar to the Fund’s direct investments: derivatives, ETFs and American Depositary Receipts. These derivatives and other instruments may have the effect of leveraging the Fund’s portfolio. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the loans or securities of any one borrower or issuer than a diversified fund can. The Fund considers an issuer to be doing business in financial services-related industries if it meets at least one of the following tests: (1) at least 50% of its gross income or its net sales come from activities in financial services-related industries; (2) at least 50% of its assets are  devoted to producing revenues in the financial services-related industries; or (3) based on other available information, the portfolio managers determine that its primary business is within financial services-related industries. The principal type of equity securities purchased by the Fund is common securities. Companies in financial services-related industries include, but are not limited to, banks, insurance companies, investment banking and brokerage companies, credit finance companies, asset management companies and companies providing other finance-related services. The Fund may invest up to 25% of its net assets in securities of foreign issuers doing business in the financial services sector. In selecting securities, the portfolio managers primarily focus on issuers trading at a significant discount to the portfolio managers’ estimate of intrinsic value, which may include issuers the portfolio managers’ expect will return meaningful excess capital to shareholders through dividends and share repurchases. Emphasis is placed on financial services issuers that the portfolio managers expect to profitably grow cash flows over time. The portfolio managers consider a 2- to 3-year investment horizon when selecting investments. Given the inherent limitations of investing within a single sector, not all investments will have these attributes.
Effective May 1, 2005, the Division investing in this Fund was closed to all Owners and no Premium payments or Transfers are permitted into the Division.

This Fund is advised by Invesco  Advisors, Inc. , Houston, Texas.

Invesco V.I. Global Health Care Fund (formerly known as the AIM V.I. Global Health Care Fund) (Series I Shares) The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowing for investment purposes) in securities issued by foreign companies and governments engaged primarily in the health care related industry.  In complying with the 80% investment requirement, the Fund may also invest in investments with economic characteristics similar to the Fund’s direct investments: derivatives, ETFs and American Depositary Receipts. These derivatives and other investments may have the effect of leveraging the Fund’s portfolio. The Fund invests primarily in equity securities.   The Fund uses the following criteria to determine whether an issuer is engaged in health care-related industries if (1) at least 50% of its gross income or its net sales are derived from activities in the health care industry; (2) at lest 50% of its assets are devoted to producing revenues from the health care industry; or (3) based on other available information, the Fund’s portfolio manager(s) determines that its primary business is within the health care industry.
Effective May 1, 2007, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of this Divisions.

This Fund is advised by Invesco Advisors, Inc. , Houston, Texas.

Invesco V.I. Global Real Estate Fund (formerly known as the AIM V.I. Global Real Estate Fund) (Series I Shares) The Fund’s investment objective is total return through growth of capital and current income.  The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in securities of real estate and real estate-related issuers. The Fund invests primarily in equity securities but may also invest in debt securities including U.S. Treasury and agency bonds and notes, and real estate investment trusts (REITs). In complying with the 80% investment requirement, the Fund may also invest in other investments that have economic characteristics similar to the Fund’s direct investments: derivatives, ETFs and American Depositary Receipts. These derivatives and other instruments may have the effect of leveraging the Fund’s portfolio.  The Fund considers an issuer to be a real estate or real estate-related issuer if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include (1) REITs or other real estate operating companies that (a) own property, (b) make or invest in short term construction and development mortgage loans, or (c) invest in long-term mortgages or mortgage pools, and (2) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.  The Fund may invest in equity and debt securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital.  The Fund limits its investments in debt securities unrelated to the real estate industry to those that are investment-grade or deemed by the Fund’s portfolio managers to be of comparable quality.

This Fund is advised by Invesco Advisors, Inc., Houston, Texas.   Invesco Asset Management Limited is the sub-advisers for this Fund.

Invesco V.I. International Growth Fund (formerly known as the AIM V.I. International Growth Fund) (Series I Shares)
The Fund’s investment objective is long-term growth of capital.  The Fund invests primarily in a diversified portfolio of international securities whose issuers are considered by the Fund’s portfolio managers to have strong earnings growth. The Fund invests primarily in equity securities. The Fund focuses its investments in equity securities of foreign issuers that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The Fund invests, under normal circumstances, in issuers located in at least three countries outside of the U.S., emphasizing investment in issuers in the developed countries of Western Europe and the Pacific Basin. As of February 23, 2010, the principal countries in which the Fund invests were United Kingdom, Switzerland, United States, Japan, Germany, Canada and Australia. The Fund may also invest up to 20% of its total assets in issuers located in developing countries, i.e., those that are identified as in the initial stages of their industrial cycles.

This Fund is advised by Invesco Advisors, Inc., Houston, Texas.

Invesco V.I. Mid Cap Core Equity Fund (formerly known as the AIM V.I. Mid Cop Core Equity Fund) (Series I Shares) The Fund's objective is long-term growth of capital.  The Fund invest s , under normal circumstances , at least 80% of its net assets (plus borrowings for investment purposes) in equity securities   of mid capitalization companies.   In complying with the 80% investment requirement, the Fund may also invest in investments with economic characteristics similar to the Fund’s direct investments: derivatives, exchange-traded funds (ETFs) and American Depositary receipts. These derivatives and other investments may have the effect of leveraging the Fund’s portfolio.  The portfolio management team seeks to construct a portfolio of issuers that have high or improving return on invested capital (ROIC), quality management, a strong competitive position and which are trading at compelling valuations.   The Fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.   As of December 31, 2009, the capitalization of companies in the Russell Midcap ® Index range from $262 million to $15.5 billion. The Russell Midcap ® Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000 ® Index. The Russell 1000 ® Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000 ® Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. The companies in the Russell Midcap Index are considered representative of medium-sized companies. The Fund may invest up to 25% of its total assets in foreign securities.

In selecting securities for the Fund , the portfolio managers conduct fundamental research of issuers to gain a thorough understanding of their business prospects, appreciation potential and return on invested capital (ROIC) .  The portfolio managers will generally invest in a n issuer when they have determined it potentially has high or improving ROIC , quality management, a strong competitive position and is trading at an attractive value.
This Fund is advised by Invesco  Advisors, Inc., Houston, Texas.

Invesco V.I.  Technology Fund (formerly known as the AIM V.I. Technology Fund) (Series I Shares) The Fund’s investment objective is long-term growth of capital.  The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets, in equity securities of issuers engaged primarily in technology-related industries. The Fund invests primarily in equity securities. In complying with the 80% investment requirement, the Fund may also invest in other investments that have economic characteristics similar to the Fund’s direct investments: derivatives, ETFs and American Depositary Receipts. These derivatives and other instruments may have the effect of leveraging the Fund’s portfolio. The Fund considers an issuer to be doing business in technology related industries if it meets at least one of the following tests: (1) at least 50% of its gross income or its net sales come from activities in technology-related industries; (2) at least 50% of its assets are devoted to producing revenues in technology-related industries; or (3) based on other available information, the portfolio managers determine that its primary business is within technology-related industries.  The principal type of equity securities purchased by the Fund is equity securities. Issuers in technology-related industries include, but are not limited to, those involved in the design, manufacture, distribution, licensing, or provision of various applied technologies, hardware, software, semiconductors, telecommunications equipment and services, medical technology, biotechnology, as well as service-related companies in information technology.  The Fund may invest up to 50% of its total assets in foreign securities of issuers doing business in technology-related industries.
Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

This Fund is advised by Invesco Advisors, Inc., Houston, Texas.

Alger Portfolios   (advised by Fred Alger Management, Inc.)

Alger Small Cap Growth Portfolio (Class I-2 Shares) seeks long-term capitalization.   The Fund focuses on small, fast growing companies that the manager believes offer innovative products, services or technologies to a rapidly-expanding marketplace.  Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase, have total market capitalization with the range of the companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter end.

American Century Variable Portfolios, Inc.

American Century VP Income & Growth Fund (Class I Shares) seeks capital growth.  by investing in common stocks .  Income is a secondary objective.  In selecting stocks for the Fund, the portfolio managers select primarily from largepublicly traded U.S. companies.   The managers use quantitative models to construct the portfolio of stocks for the fund.   Effective April 1, 2004, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

American Century Investment Management, Inc is the adviser for the Fund.

American Century VP International Fund (Class I Shares) seeks capital growth.  The Fund's assets will be primarily invested in  equity securities of companies located in at least three developed countries (excluding the United States).    Effective April 1, 2004, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

American Century Global Investment Management, Inc. is the adviser for the Fund.

American Century VP Ultra® Fund (Class I Shares) seeks long-term capital growth.  The portfolio managers look for stocks of larger-sized companies they believe will increase in value over time, using an investment strateg y developed by American Century Investments.  In implementing this strateg y , the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts.  Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.  Effective May 1, 2007, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in the Division as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

American Century Investment Management, Inc is the adviser for the Fund.

American Century VP Value Fund (Class I Shares) seeks long-term capital growth. Income is a secondary objective.   The portfolio managers look for stocks of companies of all sizes that they believe are undervalued at the time of purchase.  The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market.  The managers attempt to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company.   .

American Century Investment Management, Inc is the adviser for the Fund.

American Century VP VistaSM Fund (Class I Shares) seeks long-term capital growth.  The portfolio managers primarily look for stocks of medium-sized and smaller companies they believe will increase in value over time, using an investment strategy developed by American Century Investments.  In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection.  This means that managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues. The portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace.

American Funds Insurance Series (advised by Capital Research and Management Company)

American Funds IS Growth Fund (Class 2 Shares) The Fund’s investment objective is to provide growth of capital.   The Fund seeks growth by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.  In seeking to pursue its investment objective, the Fund may invest in the securities of issuers representing a broad range of market capitalizations.  The Fund may invest up to 15% of its assets in securities of issuers that are domiciled outside the United States and Canada.  The Fund is designed for investors seeking capital appreciation through stocks.  Investors in the Fund should have a long-term perspective and , for example, be able to tolerate potentially sharp, short-declines in value .

American Funds IS Global Small Capitalization Fund (Class 2 Shares) The Fund’s investment objective is to provide long-term growth of capital.   The Fund seeks growth over time by investing primarily in stocks of smaller companies located around the world.  Normally, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase.  However, the Fund’s holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action.   The policy is subject to change only upon 60 days’ notice to shareholders.   The investment adviser currently defines “small market capitalization” companies to be companies with market capitalizations of $3.5 billion or less.  The investment adviser has periodically reevaluated and adjusted this definition and may continue to do so in the future.   The Fund is designed for investors seeking capital appreciation through stocks.  Investors in the Fund should have a long-term perspective and , for example, be able to tolerate potentially sharp, short-term declines in value .

American Funds IS International (Class 2 Shares) The Fund’s investment objective is to provide long-term growth of capital.   The Fund seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States.  The Fund is designed for investors seeking capital appreciation through stocks.  Investors in the Fund should have a long-term perspective and , for example, be able to tolerate potentially sharp, short-term declines in value .

American Funds IS New World Fund (Class 2 Shares)  The Fund’s investment objective is long-term capital appreciation.   The Fund seeks to make your investment grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.   The Fund is designed for investors seeking capital appreciation.  Investors in the Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

The Fund may invest in equity securities of any company, regardless of where it is based, if the Fund’s investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries.

Under normal market conditions, t he Fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries which have developing economies and/or markets.

Columbia Variable Series (advised by Columbia Management Advisors, LLC)

Columbia Mid Cap Value Fund, Variable Series (Class A Shares) The Fund seeks long-term capital appreciation.  Under normal circumstances, the Fund invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell MidCap Value Index at the time of purchase that the adviser believes are undervalued and have the potential for long-term growth.  The Fund may invest up to 20% of total assets in foreign securities and may also invest in real estate investment trusts.

Columbia Small Cap Value, Variable Series (Class A Shares) The Fund seeks long-term capital appreciation.  Under normal circumstances, the Fund invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000 ® Value Index at the time of purchase that the adviser believes are undervalued and have the potential for long-term growth.  The Fund may invest up to 20% of total assets in foreign securities and may also invest in real estate investment trusts.

Davis Variable Account Fund, Inc. (advised by Davis Selected Advisors, L.P.)

Davis Financial Portfolio's investment objective is long-term growth of capital.

Davis Value Portfolio's investment objective is long-term growth of capital.

Dreyfus Stock Index Fund (advised by The Dreyfus Corporation)

Dreyfus Stock Index Fund (Initial Shares) The Fund seeks to match the total return of the Standard & Poor's ® 500 Composite Stock Price Index.  To pursue this goal, the Fund generally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index. The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. S&P weights each company’s stock in the index by its market capitalization, adjusted by the number of available float shares divided by the company’s total shares outstanding,.

Dreyfus Investment Portfolios (advised by The Dreyfus Corporation)

Dreyfus IP MidCap Stock Portfolio (Initial Shares) The Fund seeks investment returns that are greater than the total return performance of publicly traded common stocks of medium-sized domestic companies in the aggregate as represented by the Standard & Poor’s MidCap 400® Index.   To pursue its goal, t he Fund normally invests at least 80% of its assets in stocks of midsize companies.  The Fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis, and risk management.  Consistency of returns compared to the S&P 400, the Fund's benchmark , is a primary goal of the investment process.   A proprietary computer model evaluates and ranks a universe of over 3,500 stocks.  The portfolio managers review each of the screens on a regular basis.  The portfolio managers also maintain the flexibility to adapt the screening criteria to changes in market conditions.   The portfolio managers will select stock s through a "bottom-up" structured approach that seeks to identify undervalued securities using a quantitative screening process.  The process is driven by a proprietary quantitative model which measures more than 40 characteristics of stocks to identify and rank stocks based on:  fundamental momentum; relative value; future value; long-term growth and additional factors.  Next, the portfolio managers focus on stock selection, as opposed to making proactive decisions as to industry or sector exposure, to construct the Fund.  The portfolio managers seek to maintain a portfolio that has expose to industries and market capitalization that are generally similar to the S&P 400.  Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Dreyfus IP Technology Growth Portfolio (Initial Shares) The Fund seeks capital appreciation.  To pursue this goal, the Fund normally invests at least 80% of its assets in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation.  Up to 25% of the Fund’s assets may be invested in foreign securities.   In choosing stocks, the Fund looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the Fund’s investments may currently be experiencing losses. The Fund’s investment process centers on a multi-dimensional approach that looks for opportunities across emerging growth, cyclical or stable growth companies.. The Fund’s investment approach seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product or market cycles and/or favorable valuations. Effective May 1, 2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Dreyfus Variable Investment Fund (advised by The Dreyfus Corporation)

Dreyfus VIF Appreciation Portfolio (Initial Shares) The Fund seeks long-term capital growth consistent with the preservation of capital.  Its secondary goal is current income. To pursue these goals, the Fund normally invests at least 80% of its assets in common stocks.  The Fund focuses on “blue-chip” companies with total market capitalization of more than $5 billion at the time of purchase, including multinational companies.  These established companies have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predicable, above-average earnings growth.  In choosing stocks, the Fund first identities economic sectors it believes will expand over the next three to five years or longer.  Using fundamental analysis, the Fund then seeks companies within these sectors that have proven track records and dominant positions in their industries.  This Fund also may invest in companies which it considers undervalued in terms of earnings, assets or growth prospects.   The Fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.  A low portfolio turnover rate helps reduce the Fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.   Fayez Sarofim & Co. is the sub-adviser to this Fund and, as such, provides day-to-day management.  Effective May 1, 2007, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in the Division as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Dreyfus VIF International Equity Portfolio (Initial Shares) The Fund seeks capital growth. To pursue this goal, the Fund primarily invests in growth stocks of foreign companies. These are companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority  of their assets or derive a significant portion of their revenue or profits from businesses, investments or sales, outside the United States.   Normally, the Fund invests at least 80% of its assets in stocks, including common stocks, preferred stocks and convertible securities. In choosing stocks, the portfolio manager considers: key trends in economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; company fundamentals and long-term trends in currency movements. Within markets and sectors determined to be relatively attractive, the portfolio manager seeks what are believed to be attractively priced companies that possess a sustainable competitive advantage in their market or sector.

Newton Capital Management Limited is the sub-adviser to this Fund and, as such, provides day-to-day management.

Dreyfus VIF International Value Portfolio (Initial Shares) The Fund seeks long-term capital growth.  To pursue this goal, the Fund normally invests at least 80% of its assets in stocks. The Fund ordinarily invests most of its assets in securities of foreign companies which Dreyfus considers to be value companies.  The Fund's stock investments may include common stocks, preferred stocks and convertibles securities.  The Fund may invest in companies of any size. The Fund may also invest in companies located in emerging markets.  The Fund’s investment approach is value oriented and research driven. In selecting stocks, the portfolio manager identifies potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, the Fund focuses on three key factors: value, or how a stock is valued relative to its intrinsic worth based on traditional value measures; business health, or overall efficiency and profitability as measured by return on assets and return on equity; and business momentum, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that potentially will trigger a price increase near term to midterm. The Fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the portfolio manager’s expectations.  Effective May 1, 2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

DWS

DWS Variable Series I: DWS Global Opportunities VIP Portfolio (Class A Shares) seeks above-average capital appreciation over the long term.  The Fund invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the S&P Developed Broad Market Index , formerly the S&P/Citigroup Broad Market Index World ).   Deutsche Investment Management Americas Inc. is the investment adviser for the Fund.

DWS Variable Series II: DWS Blue Chip VIP Portfolio (Class A Shares) seeks growth of capital and income.  Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that portfolio manage ment consider s to be “blue chip” companies.   Deutsche Investment Management Americas Inc. is the investment adviser for the Fund.

DWS Variable Series II: DWS High Income VIP Portfolio (Class A Shares) seeks to provide a high level of current income.  Under normal circumstances, the Fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e. grade BB/Ba and below).  The Fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers. Deutsche Investment Management Americas Inc. is the investment adviser to the Fund.

DWS Variable Series II: DWS Strategic Value VIP (Class A Shares) (formerly known as DWS Dreman High Return Equity VIP Portfolio )  seeks to achieve a high rate of total return.  Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) .   The Fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that portfolio management believes are undervalued.  Fund management assembles the Fund from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. Fund management employs a disciplined sell strategy and will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.
Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

DWS Strategic Value VIP Portfolio is subadvised by Deutsche Investment Management Americas, Inc.

DWS DWS Variable Series II: Dreman Small Mid Cap Value VIP Portfolio (formerly known as DWS Dreman Small Cap Value VIP) (Class A Shares) seeks long-term capital appreciation.  Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies.   Deutsche Investment Management Americas Inc. is the investment advisor for the Fund.

Dreman Value Management L.L.C. is the subadviser for the Fund.

DWS Variable Series II: DWS Alternative Asset Allocation Plus VIP (Class A Shares) The Fund seeks capital appreciation.  The Fund seeks to achieve its objective by investing in alternative (or non-traditional) asset categories and investment strategies.  The Fund invests in a combination of other DWS funds and in certain securities and derivative investments.  The Fund may also exchange traded funds (ETF’s) to gain a desired economic exposure to a particular asset category that is not available through a DWS fund.  The Fund allocat es its assets among underlying funds that emphasize the following strategies and/or asset categories:  market neutral, inflation-protection, commodities, real estate, floating loan rates, infrastructure and emerging markets.  Deutsche Investment Management Americas Inc. is the investment advisor for the Fund.  RREEF America L.L.C. is the subadviser for the Fund.  Deutsche Investment Australia Limited, RREEF Global Advisers Limited and Deutsche Asset management (Hong Kong) Limited are sub-subadvisers for the Fund.

DWS Investments VIT Funds: DWS Small Cap Index VIP Portfolio (Class A Shares) seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 ® Index, which emphasizes stocks of small US companies.    Under normal circumstances, the Fund invest s at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 ® Index and in derivative instruments, such as stock index futures contracts and options, that provide exposure to the stocks of companies in the Index.   Deutsche Investment Management Americas Inc. is the investment adviser for the Fund.

Northern Trust Investments, N.A. is the sub-adviser for the Portfolio.

Federated Insurance Series

Federated Capital Appreciation Fund II (Primary Shares) (formerly known as Federated Clover Value Fund II) seeks to provide capital appreciation.   Under normal market conditions, t he Fund primarily invests in common stocks and other equity securities of U.S. companies with large and medium market capitalizations that offer superior growth prospects or of companies whose stock is undervalued . Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.   Advised by Federated Equity Management Company of Pennsylvania.

Federated High Income Bond Fund II (Primary Shares) seeks high current income by investing primarily in a diversified portfolio of fixed-income securities, including lower rated corporate debt obligations commonly referred to as “junk bonds.” The Fund may also invest in derivative contracts to implement its investment strategies.  Effective May 1, 2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Advised by Federated Investment Management Company.

Federated International Equity Fund II seeks to obtain a total return on its assets. The Fund’s total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities. The Fund expects that changes in market value will comprise the largest component of its total return. The Fund pursues its investment objective by investing primarily in equity securities of companies based outside the United States. The Fund’s investment adviser uses a “bottom-up” approach to stock selection and selection of industry and country are secondary considerations. The Fund is not limited to investing according to any particular style, size of company or maintaining minimum allocations to any particular region or country. However, the adviser anticipates that normally the Fund will primarily invest in mid- to large-capitalization companies based outside the United States that have been selected using the growth style of stock selection.  . Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Advised by Federated Global Investment Management Company of New York, New York.

Federated Kaufmann Fund II (Primary Shares) seeks capital appreciation by investing primarily in the stocks of small and medium-sized companies that are traded on national security exchanges, the NASDAQ stock market and on the over-the-counter market.  Up to 30% of the Fund’s net assets may be invested in foreign securities.  Effective April 30, 2009, the Division investing this Fund was closed to new Owners however, Owners with amounts in the Division as of April 30, 2010, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Advised by Federated Equity Management Company of Pennsylvania.

Federated Mid Cap Growth Strategies Fund II seeks capital appreciation by investing primarily in common stock (including American Depositary Receipts (ADRs)) of mid cap companies that offer superior growth prospects.  Because the Fund refers to mid cap investments in its name, the Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund to normally invest less than 80% of its assets in investments in mid cap companies.  For purposes of this limitation, mid cap companies are defined as those with market capitalizations similar to companies in the Russell Midcap Growth Index.  The definition will be applied at the time of investment, and the Fund will not be required to sell an investment because a company’s market capitalization has grown or reduced outside of the market capitalization range of mid cap companies.

Advised by Federated Equity Management Company of Pennsylvania.

Fidelity Variable Insurance Products (VIP) Fund (advised by Fidelity Management & Research Company)

Fidelity VIP Contrafund® Portfolio (Service Class 2 Shares) seeks long-term capital appreciation.  The Fund’s principal investment strategies include: normally investing primarily in common stocks; investing in securities of companies whose value its investment adviser believes is not fully recognized by the public; investing in domestic and foreign issuers; allocating the Fund’s assets across different market sectors, using different Fidelity managers; investing in either “growth” stocks or “value” stocks or both; and using fundamental analysis to select investments.

Fidelity VIP Growth Portfolio (Service Class 2 Shares) seeks to achieve capital appreciation.  The Fund normally invests primarily in common stocks of domestic and foreign companies that the advisor believes to have above-average growth potential (stocks of these companies are often called “growth” stocks).  The Fund may invest in domestic and foreign issuers.  The Fund uses fundamental analysis to select investments. Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Investment Grade Bond Portfolio (Service Class 2 Shares) seeks to provide as high a level of current income as is consistent with the preservation of capital.  The Fund’s principal investment strategies include: normally investing at least 80% of assets in investment grade debt securities (those of medium and high quality) in all types and repurchase agreements for those securities; managing the Fund to have similar overall interest rate risk to the Lehman Brothers ® U.S. Aggregate Index; allocating assets across different market sectors and maturities; investing in domestic and foreign issuers; analyzing the credit quality of the issuer, security specific features, current and potential future valuation, and trading opportunities to select investments; potentially investing in lower-quality debt securities;; engaging in transactions that have a leveraging effect on the Fund ; and investing in Fidelity’s central funds .  Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Mid Cap Portfolio (Service Class 2 Shares) seeks long-term growth of capital. The Fund’s principal investment strategies include:  normally invests primarily in common stocks; normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for the purposes of this Fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor’s MidCap 400 Index); potentially  investing in companies with smaller or larger market capitalizations; investing in domestic and foreign issuers; investing in either “growth” or “value” stocks or both; and using fundamental analysis to select investments.

Janus Aspen Series (advised by Janus Capital Management, LLC)

Janus Aspen Balanced Portfolio (Institutional Shares) seeks long-term growth of capital consistent with preservation of capital and balanced by current income.  The Fund normally invests 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in equity securities selected primarily for their income potential.  The Fund will normally invest at least 25% of its assets in fixed-income senior securities.   Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities.

Janus Aspen Flexible Bond Portfolio  (Institutional Shares) seeks to obtain maximum total return consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its net assets in bonds, including but not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities and zero-coupon bonds.  The Fund will invest at least 65% of its assets in investment grade debt securities and maintain an average-weighted effective maturity of five to ten years.  The Fund will limit its investment in high-yield/high-risk bonds to less than 35% or less of its net assets.  This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

Janus Aspen Forty Portfolio (Institutional Shares) seeks long-term growth of capital by investing primarily in a core group of 20-40 common stocks selected for their growth potential.  The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.  Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include emerging markets.

Janus Aspen Global Technology Portfolio (Institutional Shares) seeks long-term growth of capital by normally investing at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the team of technology analysts (the “Technology Team”) believes will benefit significantly from advances or improvements in technology.  These companies generally fall into two categories: a) companies that the Technology Team believes have or will develop products, processes, or services that will provide significant technological advancements or improvements; and b) companies that the Technology Team believes rely extensively on technology in connection with their operations or services.   The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.  The Fund normally invests in issuers from several different countries, which may include the Untied States.  The Fund may, under unusual circumstances, invest in a single country.  The Fund may have significant exposure to emerging markets.  Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.  The Fund will limit its investment in high-yield/high-risk bonds (also called “junk” bonds) to 35% or less of its net assets.

Janus Aspen Overseas Portfolio (Institutional Shares) (formerly known as Janus Aspen Series International Growth Portfolio) seeks long-term growth of capital primarily through investments in common stocks of issuers located outside of the United States. The Fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from several different countries, excluding the United States.  Although the Fund intends to invest substantially all of its assets in issuers located outside of the United States, it may, at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country.  The Fund may have significant exposure to emerging markets.

Janus Aspen Worldwide Portfolio (Institutional Shares) (formerly known as Janus Aspen Worldwide Growth Portfolio) seeks long-term growth of capital in a manner consistent with the preservation of capital.  The Fund invests in common stocks of companies of any size throughout the world. The Fund normally invests in issuers from several different countries, including the United States.  The Fund may, under unusual circumstances, invest in a single country.  The Fund may have significant exposure to emerging markets.  Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Maxim Series Fund, Inc. (advised by GW Capital Management, LLC (d.b.a. Maxim Capital Management, LLC) (“MCM”), a wholly-owned subsidiary of Great-West)

Maxim Ariel Small-Cap Value Portfolio seeks long-term capital appreciation.  Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the small or medium/small capitalization quintiles of the Russell 3000 Index at the time of initial purchase.  This Fund will emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth.  The Fund actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, and selecting issuers that take positive steps toward preserving the environment.  The Fund will not invest in corporations whose primary source of revenue is derived from the production or sale tobacco products or the manufacture of handguns.

Ariel Capital Management, LLC is the sub-adviser to this Fund.

Maxim Ariel Mid-Cap Value Portfolio seeks long-term capital appreciation.  Under normal circumstances, this Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the medium/small, medium, or medium/large capitalization quintiles of the Russell 3000 Index at the time of purchase and which are believed to be undervalued but demonstrate a strong potential for growth.  The Fund actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, and selecting issuers that take positive steps toward preserving the environment.  The Fund will not invest in corporations whose primary source of revenue is derived from the production or sale of tobacco products or the manufacture of handguns.  Effective May 1, 2006, the Division investing in this Fund was closed to new investors; however, Owners with amounts invested in this Division as of May 1, 2006 may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Ariel Capital Management, LLC is the sub-adviser to this Fund.

Maxim Bond Index Portfolio The Fund seeks results that track the total return of the debt securities that comprise the Barclays Capital Aggregate Bond Index (“Barclays Index”).  The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of the Barclays Index and a portfolio of securities using sampling techniques designed to give the Fund the relevant comparable attributes of the Barclays Index.  This may be accomplished through a combination of debt securities ownership and owning futures contracts on the Barclays Index and options on futures contracts.

Maxim Federated Bond  The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.   The Fund will, u nder normal circumstances,  invest primarily in a diversified portfolio of investment grade fixed-income securities at the time of purchase, including mortgage-backed securities, corporate debt securities, and U.S. government obligations.  A portion of the Fund may also be invested in foreign investment-grade debt securities and domestic or foreign non-investment grade securities.  Domestic non-investment grade debt securities include both convertible and high-yield corporate debt securities.  Foreign governments or corporations in either emerging or developed market countries issue foreign non-investment grade and foreign investment-grade debt securities.  The foreign debt securities in which the Fund may invest may be denominated in either foreign currency or in U.S. Dollars

Maxim Global Bond seeks current income with capital appreciation and growth of income.  The Fund will, under normal circumstances, invest at least 80% of its net assets in bonds of issuers located throughout the world.  The Fund will ordinarily invest in at least three countries, including the U.S.  The Fund will hold foreign currencies and attempt to profit from fluctuations in currency exchange rates.  The Fund will focus on bonds rated investment grade or the unrated equivalent as determined by the sub-adviser.  The Fund will invest up to 25% of its total assets in below investment grade bonds (“high yield/high risk” or “junk” bonds).

Franklin Advisers, Inc is the sub-adviser to this Fund.

Maxim INVESCO ADR Portfolio seeks a high total return through capital appreciation and current income, while reducing risk through diversification.  Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in foreign securities that are issued in the form of American Depositary Receipts or foreign stocks that are registered with the Securities and Exchange Commission and traded in the U.S. This Fund can invest up to 20% of its net assets in companies located outside the U.S., including those in emerging markets.  The Fund will select stocks in the portfolio from approximately 2,200 large and medium-sized capitalization foreign companies, with a minimum market capitalization of $1 billion.  The Fund will analyze potential investments through an investment model which compares current stock price to measures such as book value, historical return on equity, company’s ability to reinvest capital, dividends, and dividend growth.  The most attractive stocks identified by the model are then subjected to primary research on a global sector basis.

Invesco Advisors, Inc. is the sub-adviser to this Fund.

Maxim Janus Large Cap Growth Portfolio The Fund seeks long-term growth of capital.  Under normal circumstances, the Fund invests 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities selected for their growth potential with market capitalization of $4 billion or more at the time of purchase.  The Fund will, under normal circumstances, concentrate in a core group of 20- 4 0 common stocks.   The Fund may invest in foreign equity and debt securities without limit within the parameters of the Fund’s specific investment policies.   The portfolio manager seeks attractive investment opportunities consistent with the Fund’s investment policies by looking at companies one at a time.  If the portfolio manager is unable to find such investments, a significant portion of the Fund’s assets may be in cash or similar investments.

Janus Capital Management LLC is the sub-adviser to this Fund.

Maxim Loomis-Sayles Bond Portfolio seeks high total investment return through a combination of current income and capital appreciation.  Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities.   The Fund focuses on good relative value based on the credit outlook of the issuer, good structural fit within the objectives and constraints of the Fund, and maximum total return potential.  It may also invest up to 20% in preferred stocks and convertible preferred stocks .  It may invest up to 20% of its total assets in foreign securities (however, securities of Canadian issuers and securities issued by supranational agencies (e.g., the World Bank) are not subject to the 20% limitation) and may also invest up to 35% in securities of below investment grade quality (“high yield/high risk” or “junk”) bonds.

Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.

Maxim Loomis Sayles Small-Cap Value Portfolio seeks long-term capital growth.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000® Index, an index that tracks stocks of the 2000 smallest U.S. companies in the Russell 3000® Index, at the time of purchase.  The Fund seeks to build a core small-cap portfolio of common stocks of solid companies that the sub-adviser believes are under-valued in the market.  The Fund will opportunistically invest in companies that have experienced business problems but which are believed to have favorable prospects for recovery.  The Fund may also invest the remainder of its available net assets in securities of companies with market capitalizations outside of the Russell 2000® Index market capitalization range.

Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.

Maxim MFS International Value Portfolio (formerly Maxim Bernstein International Equity Portfolio) seeks long-term capital growth.  This Fund will, under normal circumstances, invest at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depository receipts of foreign (including emerging markets) issuers.  The Fund may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region; provided, that the Fund will, under normal circumstances, invest in at least three different countries.  The sub-adviser may invest the Fund’s assets in companies of any size.  The issuer of a security or other investment is generally deemed to be economically tied to a particular country if:  the security or other investment is issued or guaranteed by the government of that country of any of its agencies, authorities or instrumentalities; the issuer is organized under the laws of, and maintains a principal office in, that country; the issuer has its principal securities trading market in that country; the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; the issuer has 50% or more or its assets in that country; the issuer is included in an index which is representative of that country; or the issuer is exposed to the economic fortunes and risks of that country.

The Fund generally focuses on investing its assets in the stocks of companies that the sub-adviser believes have above average growth potential and that are trading at reasonable valuation.  The sub-adviser uses a bottom-up investment approach to buying and selling investments for the Fund.  Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political and regulatory conditions.  Factors considered may include analysis of earnings, cash flows, competitive position, and management ability.  Quantitative models that systematically evaluate these and other factors may also be considered.

Massachusetts Financial Service Company is the sub-adviser to this Fund.

Maxim Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity.  This Fund will invest in short-term securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees.  This Fund will also invest in high-quality, short-term debt securities.  These securities will have a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. or Standard & Poor’s Corporation (or unrated securities of comparable quality).  This Fund will invest in securities which are only denominated in U.S. dollars and securities with a weighted average maturity of less than 90 days.   Effective June 30, 2010, this Fund must maintain a dollar-weighted average portfolio maturity of no more than 60 days and a dollar-weighted average life to maturity of no more than 120 days.

Investment in the Maxim Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Maxim Short Duration Bond Portfolio seeks maximum total return that is consistent with preservation of capital and liquidity.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds.  The Fund selects securities based on relative value, maturity, quality and sector.  The Fund will maintain an actively managed portfolio of bonds selected from several categories including: U.S. Treasuries and agency securities; commercial and residential mortgage-backed securities; asset-backed securities; and corporate bonds.  The Fund will maintain a weighted average quality of A or higher, maintain average duration between 1 to 3 years based on the adviser’s forecast for interest rates and invest up to 20% in securities of below investment grade quality (“high yield/high risk” or “junk”) bonds.

Maxim T. Rowe Price Equity/Income Portfolio seeks substantial dividend income and also long-term capital appreciation.  Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.  This Fund emphasizes companies with favorable prospects for increasing dividend income and capital appreciation.  It seeks to invest in companies which have one or more of the following characteristics:  established operating histories; above-average current dividend yields relative to the S&P 500® Stock Index; sound balance sheets and other financial characteristics; low price/earnings ratio relative to the S&P 500® Stock Index; and low stock price relative to a company’s underlying value as measured by assets, earnings, cash flow or business franchises.

Under normal market conditions, substantial dividend income means that yield on the Fund's securities generally exceeds the yield on the Fund's benchmark.  In pursuing its investment objective, the sub-adviser has the discretion to purchase some securities that do not meet its normal criteria, as described above, when it perceives a unique opportunity for gain.  These special situations might arise when the sub-adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction, or a favorable competitive environment .  While most assets will be invested in U.S. common stock, other securities may also be purchased, including futures and options, in keeping with the Fund’s objectives.  This Fund may also invest up to 25% of its total assets in foreign securities.  The Fund may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% in non-investment grade fixed income securities.  The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Maxim T. Rowe Price Mid Cap Growth seeks long-term capital appreciation.  Under normal circumstances, this Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization fall within the range of companies included in either the S&P 400 MidCap ® Index or the Russell MidCap ® Growth Index, emphasizing companies whose earnings are expected to grow at a faster rate than the average mid-cap company.  The market capitalization of the companies in the Fund, the S&P MidCap 400 ® Index, and the Russell MidCap ® Growth Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index ranges.  This Fund selects stocks using a growth approach and invests in companies that offer proven products or services, have a historical record of above-average earnings growth, demonstrate potential for sustained earnings growth, have a connection to industries experiencing increasing demand, or have stock prices that appear to undervalue their growth prospects.  In pursuing its investment objective, the sub-adviser has the discretion to purchase some securities that do not meet its normal criteria, as described above, when it perceives an unusual opportunity for gain.  These special circumstances might arise when the sub-adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction, or a favorable competitive environment. .  While most assets will be invested in U.S. common stock, other securities may also be purchased, including futures and options, in keeping with the Fund’s objectives.

T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Maxim Small-Cap Growth Portfolio (formerly known as MFS® Small-Cap Growth) seeks to achieve long-term capital growth.  Under normal circumstances, this Fund will invest in at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of a diversified group of growth companies that are included in the Russell 2000 ® Index at the time of purchase, or if not included in that index, have market capitalizations of $3 billion or less at the time of initial purchase.  This Fund may also invest up to 20% in equity securities of companies with market capitalizations in excess of $3 billion as well as invest up to 25% of its total assets in foreign securities; however, securities of Canadian issuers and American Depository Receipts (“ADRs”) are not subject to this 25% limitation.  This Fund seeks to identify companies believed to have favorable opportunities for capital appreciation within their industry grouping and invest in these companies when they are determined to be in the developing stages of their life cycle and have demonstrated, or are expected to achieve, long-term earnings growth.  Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Silvant Capital  Management LLC is the sub-adviser for this Fund.

Maxim U.S. Government Mortgage Securities Portfolio (formerly known as Maxim U.S. Government Securities Portfolio) seeks the highest level of return consistent with preservation of capital and substantial credit protection.  Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in mortgage - related securities that have been issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities.  The Fund will invest in private mortgage pass-through securities and collateralized mortgage obligations (“CMOs”).  CMOs may be issued by private issuers and collateralized by securities issued or guaranteed by the (i) U.S. Government , (ii) agencies or instrumentalities of the U.S. Government, or (ii i ) private originators.   The Fund will invest in commercial mortgage-backed securities, asset-backed securities, and investment grade corporate bonds.  This Fund will focus on relative value of the security by analyzing the current and expected level of interest rates, and current and historical asset yields versus treasury yields.   The Fund also invests in mortgage dollar rolls with up to 20% of its net assets.  In a mortgage dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (the same type, issuer, term and coupon) on a specified future date from the same party.

Maxim Profile I Portfolios

Each of the following five Profile Portfolios seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment horizon and personal objectives.

Maxim Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Maxim Series Fund, that emphasize equity investments.

Maxim Moderately Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Maxim Series Fund, that emphasize equity investments and, to a lesser degree, fixed income securities.

Maxim Moderate Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Maxim Series Fund, with a relatively equal emphasis on equity and fixed income investments.

Maxim Moderately Conservative Profile I Portfolio   seeks capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Maxim Series Fund, that emphasize fixed income investments, and, to a lesser degree, equity investments.

Maxim Conservative Profile I Portfolio   seeks capital preservation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Maxim Series Fund, that emphasize fixed income investments.

Maxim Lifetime Asset Allocation Portfolios

Maxim Lifetime 2015 Portfolio II – Class T    The Fund seeks capital appreciation and income consistent with its current asset allocation.  After 2015 (“transition year”), the investment objective is to seek income and, secondarily, capital growth.  The Fund seeks to achieve its objective by investing in a professionally selected mix of other mutual funds (“Underlying Portfolios”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2015.  Depending on its risk profile and proximity to the transition year, each Fund employs a different combination of investments among different Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital.  The Fund currently expects (as of the date of this Prospectus) to invest 40-60% of its net assets in Underlying Portfolios that invest primarily in equity securities and 40-60% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.  Over time, the Fund's asset allocation strategy will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.  MCM uses asset allocation strategies to allocate assets among the Underlying Portfolios.  The Fund will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation.

Maxim Lifetime 2025 Portfolio II – Class T    The Fund seeks capital appreciation and income consistent with its current asset allocation.  After 2015 (“transition year”), the investment objective is to seek income and, secondarily, capital growth.  The Fund seeks to achieve its objective by investing in a professionally selected mix of other mutual funds (“Underlying Portfolios”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2025.  Depending on its risk profile and proximity to the transition year, each Fund employs a different combination of investments among different Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital.  The Fund currently expects (as of the date of this Prospectus) to invest 60-80% of its net assets in Underlying Portfolios that invest primarily in equity securities and 20-40% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.  Over time, the Fund's asset allocation strategy will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.  MCM uses asset allocation strategies to allocate assets among the Underlying Portfolios.  The Fund will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation.

Maxim Lifetime 2035 Portfolio II – Class T    The Fund seeks capital appreciation and income consistent with its current asset allocation.  After 2035 (“transition year”), the investment objective is to seek income and, secondarily, capital growth.  The Fund seeks to achieve its objective by investing in a professionally selected mix of other mutual funds (“Underlying Portfolios”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2035.  Depending on its risk profile and proximity to the transition year, each Fund employs a different combination of investments among different Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital.  The Fund currently expects (as of the date of this Prospectus) to invest 70-95% of its net assets in Underlying Portfolios that invest primarily in equity securities and 5-30% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.  Over time, the Fund's asset allocation strategy will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.  MCM uses asset allocation strategies to allocate assets among the Underlying Portfolios.  The Fund will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation.

Maxim Lifetime 2045 Portfolio II – Class T    The Fund seeks capital appreciation and income consistent with its current asset allocation.  After 2045 (“transition year”), the investment objective is to seek income and, secondarily, capital growth.  The Fund seeks to achieve its objective by investing in a professionally selected mix of other mutual funds (“Underlying Portfolios”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2045.  Depending on its risk profile and proximity to the transition year, each Fund employs a different combination of investments among different Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital.  The Fund currently expects (as of the date of this Prospectus) to invest 75-95% of its net assets in Underlying Portfolios that invest primarily in equity securities and 5-25% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.  Over time, the Fund's asset allocation strategy will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.  MCM uses asset allocation strategies to allocate assets among the Underlying Portfolios.  The Fund will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation.

Maxim Lifetime 2055 Portfolio II – Class T   The Fund seeks capital appreciation and income consistent with its current asset allocation.  After 2055 (“transition year”), the investment objective is to seek income and, secondarily, capital growth.  The Fund seeks to achieve its objective by investing in a professionally selected mix of other mutual funds (“Underlying Portfolios”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2055.  Depending on its risk profile and proximity to the transition year, each Fund employs a different combination of investments among different Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital.  The Fund currently expects (as of the date of this Prospectus) to invest 75-98% of its net assets in Underlying Portfolios that invest primarily in equity securities and 2-25% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.  Over time, the Fund's asset allocation strategy will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.  MCM uses asset allocation strategies to allocate assets among the Underlying Portfolios.  The Fund will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation.

Neuberger Berman Advisers Management Trust (advised by Neuberger Berman Management Incorporated)

Neuberger Berman AMT Small Cap Growth Portfolio (Class S Shares) (formerly known as Neuberger Berman AMT Fasciano (S Shares)) seeks long-term capital growth. The portfolio manager also may consider a company’s potential for current income prior to selecting it for the Fund.  To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell 2000 Index at the time of purchase.  Effective May 1, 2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Neuberger Berman AMT Guardian Portfolio (Class I Shares) seeks long-term growth of capital; current income is a secondary goal.  To pursue these goals, the Fund invests mainly in common stocks of mid-to large-capitalization companies.  The Fund seeks to reduce risk by investing across many different industries. Effective April 1, 2004, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Neuberger Berman AMT Mid-Cap Growth Portfolio (Class I Shares) seeks growth of capital.  To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap ® Index at the time of purchase.  The Fund seeks to reduce risk by diversifying among many companies, sectors and industries. The Portfolio Manager employs a disciplined investment strategy when selecting growth stocks.  Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Neuberger Berman AMT Partners Portfolio (Class I Shares) seeks growth of capital .  T o pursue this goal, t he Fund invests mainly in common stocks of m i d to large capitalization companies.  The Fund seeks to reduce risk by diversifying among many companies and industries.  Effective May 1, 2009, the Division investing in this Fund  was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Neuberger Berman AMT Regency Portfolio (Class I Shares) seeks growth of capital.  To pursue this goal, the Fund invests mainly in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap ® Index.  The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

Neuberger Berman AMT Socially Responsive Portfolio (Class I Shares) seeks long-term growth of capital by investing in securities of companies that meet the Fund’s financial criteria and social policy.  To pursue this goal, the Fund invests mainly in common stocks of mid- to large-capitalization companies.  The Fund seeks to reduce risk by investing across many different industries.  The Portfolio Managers employ a research driven and valuation sensitive approach to stock selection.

PIMCO Variable Insurance Trust (advised by Pacific Investment Management Company, LLC)

PIMCO VIT High Yield Portfolio – (Administrative Shares) seeks maximum total return, consistent with preservation of capital and prudent investment management.   The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of its total assets in securities rated Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio’s assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the duration of the Merrill Lynch U.S. High Yield BB-B Rated Constrained Index, which as of March 31, 2009 was 4.17 years. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

PIMCO VIT Low Duration Portfolio   (Administrative Shares) (formerly PIMCO VIT Low Duration Bond Portfolio) seeks maximum total return, consistent with preservation of capital and prudent investment management.   The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Portfolio normally varies from one to three years based on PIMCO’s forecast for interest rates. The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

PIMCO VIT Real Return Portfolio (Administrative Shares) seeks maximum real return, consistent with preservation of real capital and prudent investment management.    The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration.

All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays Capital U.S. TIPS Index (formerly named the Lehman Brothers U.S. TIPS Index) will be calculated using the same conversion factors. The effective duration of this Portfolio normally varies within three years (plus or minus) of the effective duration of the Barclays Capital U.S. TIPS Index, which as of March 31, 2009 was 5.61 years.

The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.  The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

PIMCO VIT Total Return Portfolio   (Administrative Shares) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index (formerly named the Lehman Brothers U.S. Aggregate Index), which as of March 31, 2009 was 3.73 years.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets.

Putnam Variable Trust (advised by Putnam Investments, LLC)

Putnam VT Equity Income Fund (Class IA Shares) The Fund seeks capital growth and current income. The Fund invests mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for current income and also capital growth.  Under normal circumstances, the Fund invests at least 80% of the Fund’s assets in equity investments.

Putnam VT Global Health Care Fund (Class IA Shares) The Fund seeks capital appreciation.  The Fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that the Fund believes have favorable investment potential.  The Fund considers, among other factors, a company’s valuation, financial strength, competitive position in the industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.  The Fund also uses derivatives, such as futures, options, warrants, and swap contracts, for both hedging and non-hedging purposes and the Fund may engage in short sales of securities.

Putnam VT High Yield Fund (Class IA Shares) The Fund seeks high current income.  Capital growth is a secondary goal when consistent with achieving high current income.  The Fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality, and have intermediate to long-term maturities (three years or longer).  Under normal circumstances, the Fund invests at least 80% of the Fund’s net assets in securities rated below investment grade.

Putnam VT International Growth Fund Class (IA Shares) ( formerly known as Putnam VI International New Opportunities Fund) The Fund seeks long-term capital appreciation.  The Fund invests mainly in common stocks of companies outside of the United States.  The Fund mainly invests in growth stocks, which are those issued by companies that are believed to be fast growing and whose earnings are likely to increase over time and may lead to an increase in the price of the stock.  The Fund may invest in companies of any size and may invest in both established and developing (emerging) markets.

Putnam VT MidCap Value Fund (Class IA Shares) The Fund seeks capital appreciation and, as a secondary objective, current income.  The Fund invests mainly in the common stocks of U.S. companies, with a focus on value stocks.  Value stocks are those that the Fund believes are currently undervalued by the market.  Under normal circumstances, the Fund invests at least 80% of the Fund’s net assets in midsized companies of a size similar to those in the Russell Midcap Value Index.

Royce Capital Fund (advised by Royce & Associates, LLC)

Royce Micro-Cap Portfolio ’s (Service Class Shares) The Fund’s investment goal is long-term growth of capital.  The Fund invests primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies, generally focusing on those that it believes are trading considerably below its estimate of their current worth, basing this assessment on factors such as balance sheet quality and cash flow levels.  Normally the Fund will invest up to 80% of its net assets in the equity securities of micro-cap companies (which the adviser define s as companies with stock market capitalizations less than $500 million at the time of investment).  The Fund may invest up to 25% of its assets in foreign securities.

Royce Small-Cap Portfolio ’s (Service Class Shares) The Fund’s investment goal is long-term growth of capital.  The Fund invests primarily in equity securities issued by small companies. Royce generally looks for companies that have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below its estimate of their current worth.  Normally, the Fund will invest at least 80% of its net assets in the equity securities of small-cap companies (which the adviser define s as companies with stock market capitalizations less than $2.5 billion at the time of investment).  The Fund may invest up to 25% of its respective net assets in foreign securities.

Van Eck Worldwide Insurance Trust (advised by Van Eck Associates Corporation)

Van Eck VIP   Global Hard Assets (Initial Class Shares) (formerly known as Van Eck WIT Worldwide Hard Assets) Under normal conditions, the Fund will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in securities of “hard asset” companies and instruments that derive their value from “hard assets . ”  “Hard assets” consist of precious metals, natural resources, real estate and commodities.  A company will be considered to be a hard asset company if it, directly or indirectly, derives at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets.  The Fund will invest in securities of companies located throughout the world (including the U.S.).  The Funds investments include common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trust, partnerships, convertible debt instruments, and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents.  The Fund may also invest in derivative instruments whose value is linked to the price of hard assets, including commodities or commodity indices, to gain or hedge exposure to hard assets and hard asset securities.

You should contact your representative for further information on the availability of the Divisions.

Each Fund is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Fund. See the Fund prospectuses for further information.

We automatically reinvest all dividends and capital gain distributions from the Funds in shares of the distributing Fund at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to, or charged against, the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use amounts you allocate to a Division to purchase shares in the corresponding Fund and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves. The Funds are required to redeem their shares at net asset value and to make payment within seven days.

The Funds may also be available to separate accounts offering variable annuity, variable life products and qualified plans of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners, including withdrawal of the Series Account from participation in the Funds that are involved in the conflict or substitution of shares of other Funds.

Voting.  We are the legal owner of all shares of the Funds held in the Divisions of the Series Account.  In general, you do not have a direct right to vote the Fund shares held in the Divisions of the Series Account.  However, under current law, you are entitled to give us instructions on how to vote the shares held in the Divisions.  At regular and special shareholder meetings, we will vote the shares held in the Divisions in accordance with those instructions received from Owners who have an interest in the respective Divisions.

We will vote shares held in each Division for which no timely instructions from Owners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Division for which instructions are received.

The number of shares in each Division for which instructions may be given by an Owner is determined by dividing the portion of the Account Value derived from participation in that Division, if any, by the value of one share of the corresponding Fund. We will determine the number as of the record date chosen by the Fund. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to Owners.

This description reflects our current view of applicable federal securities law. Should the applicable federal securities laws change so as to permit us to vote shares held in the Series Account in our own right, we may elect to do so.

Fixed Account

The Fixed Account is part of our General Account.  We assume the risk of investment gain or loss on this amount.  All assets in the General Account are subject to our general liabilities from business operations.  The Fixed Account does not participate in the investment performance of the Sub-Accounts.

The Fixed Account is not registered with the SEC under the Securities Act of 1933.  Neither the Fixed Account nor the General Account have been registered as an investment company under the 1940 Act.  As a result, neither the Fixed Account nor the General Account are generally subject to regulation under either Act.  However, certain disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy of statements made in registration statements.

The Fixed Account offers a guarantee of principal, after deductions for fees and expenses.  We also guarantee that you will earn interest at a rate of at least 3% per year on amounts in the Fixed Account.  We do not rely on predetermined formulas to set Fixed Account interest rates.  We will review the interest rate at least once a year, but at the Company’s discretion we may reset the interest rate monthly.

The Fixed Account may not be available in all states.

Employer-Financed Insurance Purchase Arrangements--Tax and Other Legal Issues

In addition to corporations and other employers, the Policy is also available for purchase by individuals whose employers will pay some or all of the Premiums due under the Policy pursuant to an employer-financed insurance purchase arrangement.  In such cases, references in th is prospectus to the “Owner” of the Policy will refer to the individual and, depending on the context, references to the “payment of premiums” will refer to payments to Great-West under the Policy by the employer and/or by the employee.

Employers and employees contemplating the purchase of a Policy as a part of an employer-financed insurance purchase arrangement should consult qualified legal and tax counsel with regard to the issues presented by such a transaction.  For this purpose, an employer-financed insurance purchase arrangement is a plan or arrangement which contemplates that an employer will pay one or more Premiums for the purchase of a Policy that will be owned, subject to certain restrictions, by an employee or by a person or entity designated by the employee.

The general considerations applicable to such a purchase include the following:

1.
Payments by the employer under an employer-financed insurance purchase arrangement will only be deductible for income tax purposes when the payments are taxable to the employee with respect to whom they are made.

2.
Imposition of certain types of restrictions, specifically a substantial risk of forfeiture, on the purchased Policy may defer both the deductibility of the payments to the employer and their taxability to the employee.

3.	The payment of some or all of the Premiums by the employer may create an ERISA welfare benefit plan which is subject to the reporting, disclosure, fiduciary and enforcement provisions of ERISA.

4.	The payment of some or all of the Premiums by the employer will not prevent the Owner from being treated as the owner of the Policy for federal income tax purposes.

5.	Under some circumstances, the failure of the employer to make one or more of the planned Premiums under the Policy may cause a lapse of the Policy.

6.
An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial and tax benefits of the ownership of the Policy outweigh the costs, such as sales loads and cost of insurance charges that will be incurred as a result of the purchase and ownership of the Policy.

7.
An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the designation of another person or entity as the owner of the Policy will have adverse consequences under applicable gift, estate, or inheritance tax laws.

8.
An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial performance of the Policy will support any planned withdrawals or borrowings under the Policy.

9.
In an employer-financed insurance purchase arrangement, the procedures described below on page xx are designed to prevent or minimize market timing and excessive trading by Owners may, in certain circumstances, require us to perform standardized trade monitoring; in other circumstances such monitoring will be performed by the Fund.  Certain Funds require us to provide reports of the Owner’s trading activity, if prohibited trading, as defined by the Fund, is suspected.  The determination of whether there is prohibited trading based on the Funds’ definition of prohibited trading may be made by us or by the Fund.  The Fund determines the restrictions imposed, which could be one of the four restrictions described on page xx or by restricting the Owner from making Transfers into the identified Fund for the period of time specified by the Fund.

Charges and Deductions

Expense Charge Applied to Premium. We will deduct a maximum charge of 10% from each Premium payment , which is broken down as follows. A maximum of 6.5% will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of Premium will be used to cover Premium taxes and certain federal income tax obligations resulting from the receipt of Premiums. All states and some cities and municipalities impose taxes on Premiums paid for life insurance, which generally range from 2% to 4% of Premium but may exceed 4% in some states. The amount of your state's Premium tax may be higher or lower than the amount attributable to Premium taxes that we deduct from your Premium payments.

The current expense charge applied to Premium for sales load is 5.5% of Premium up to target and 3.0% of Premium in excess of target for Policy Years 1 through 10. Your target Premium will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any). Thereafter, there is no charge for sales load. The current expense charge applied to Premium to cover our Premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.

Where permitted by applicable state insurance law and for corporate owned policies only, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding Policy loans and less accrued loan interest) within the first six Policy Years, we will return a percentage of the expense charge.  The return of expense charge will be a percentage of your Account Value on the date the Request for surrender was received by us at our Corporate Headquarters.  This amount will be in addition to the Surrender Benefit.

The return of expense charge is based on the following:

Policy Year	Percentage of Account Value Returned
Year 1	6%
Year 2	5%
Year 3	4%
Year 4	3%
Year 5	2%
Year 6	1%
Year 7+	0%

As described under the heading "Term Life Insurance Rider" on page xx , we may offer a term life insurance rider that may have the effect of reducing the sales charge you pay on purchasing an equivalent amount of insurance.  We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a corporation, employer, or other purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase and the expected Total Face Amount under all such Policies. Generally, the sales contacts and effort and administrative costs per Policy depend on factors such as the number of Policies purchased by a single Owner, the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying Owner. Great-West from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Series Account.

Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we apply against each Division of the Series Account on a daily basis. We convert the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.40% for Policy Years 1 through 5, 0.25% for Policy Years 6 through 20 and 0.10% thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated.  The expense risk we assume is that the costs of issuing and administering Policies may be more than we estimated.

Monthly Deduction. We make a monthly deduction from your Account Value on the Policy Date and the first day of each Policy Month. This monthly deduction will be charged proportionally to the amounts in the Divisions.

The monthly deduction equals the sum of (1), (2), (3) and (4) where:

(1)	is the cost of insurance charge (the monthly risk charge) equal to the current monthly risk rate (described below) multiplied by the net amount at risk divided by 1,000;
(2)       is the service charge;
(3)	is the monthly cost of any additional benefits provided by riders which are a part of your Policy; and
(4)	is any extra risk charge if the Insured is in a rated class as specified in your Policy.

The net amount at risk equals:
•	the death benefit divided by 1.00327374; less
•	your Account Value on the first day of a Policy Month prior to assessing the monthly deduction.

If there are increases in the Total Face Amount other than increases caused by changes in the death benefit option, the monthly deduction described above is determined separately for the initial Total Face Amount and each increase in the Total Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the most recent increase in the death benefit and then to each increase in the Total Face Amount in the reverse order in which the increases were made.

Monthly Risk Rates. The monthly risk rate is used to determine the cost of insurance charge (monthly risk charge) for providing insurance coverage under the Policy. The monthly risk rate is applied to the amount at risk.  The monthly risk rates (except for any such rate applicable to an increase in the Total Face Amount) are based on the length of time your Policy has been in force and the Insured's sex (in the case of non-unisex Policies) and Issue Age. If the Insured is in a rated class as specified in your Policy, we will deduct an extra risk charge that reflects that class rating. The monthly risk rates applicable to each increase in the Total Face Amount are based on the length of time the increase has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age, and class rating, if any. The monthly risk rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes, but will not exceed the guaranteed maximum monthly risk rates based on the 2001 Commissioner's Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table ("2001 CSO").  Currently, the guaranteed minimum monthly risk charge is $0.02 per $1000 and the guaranteed maximum is $83.33 per $1000.    If your Policy is issued in Montana, unisex rates are charged and these rates will never exceed the male Smoker Ultimate Mortality Table.

The guaranteed maximum monthly risk rates reflect any class rating applicable to the Policy. We have filed a detailed statement of our methods for computing Account Values with the insurance department in each jurisdiction where the Policy was delivered. These values are equal to or exceed the minimum required by law.

The monthly risk rate is greater on policies that require less underwriting to be performed regardless of the health of the individual.  Monthly risk rate charges will be greatest on guaranteed issue policies, followed by simplified issue policies, then fully underwritten policies.

Service Charge. We will deduct a maximum of $15.00 from your Account Value on the first day of each Policy Month to cover our administrative costs, such as salaries, postage, telephone, office equipment and periodic reports. This charge may be increased or decreased by us from time to time based on our expectations of future expenses, but will never exceed $15.00 per Policy Month. The service charge will be deducted proportionally from the Divisions. The current service charge is $10.00 per Policy Month for Policy Years 1 through 3 and $7.50 per Policy Month thereafter.

Transfer Fee. A maximum administrative charge of $10 per Transfer of Account Value from one Division to other Divisions will be deducted from your Account Value for all Transfers in excess of 12 made in the same Policy Year. The allocation of your Initial Premium from the Maxim Money Market Division to your selected Divisions will not count toward the 12 free Transfers. Similarly, Transfers made under dollar cost averaging and periodic rebalancing under the rebalancer option are not subject to the fee and do not count as Transfers for this purpose (except a one-time rebalancing under the rebalancer option will count as one Transfer). All Transfers Requested on the same Business Day will be aggregated and counted as one Transfer. The current charge is $10 per Transfer.

Partial Withdrawal Fee. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year.  The partial withdrawal fee will be deducted proportionally from all Divisions.

Surrender Charges.  Your Policy has no surrender charges.

Change of Death Benefit Option Fee. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.  The change of death benefit fee will be deducted proportionally from all Divisions.

Fund Expenses. You indirectly bear the charges and expenses of the Funds whose shares are held by the Divisions to which you allocate your Account Value. The Series Account purchases shares of the Funds at net asset value. Each Fund's net asset value reflects investment advisory fees and administrative expenses already deducted from the Fund's assets. For more information concerning the investment advisory fees and other charges against the Funds, see the Fund prospectuses and the statements of additional information for the Funds, which are available upon Request.

We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ between Funds.  See "Payments We Receive" on page xx .

General Description of Policy

Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply.  The Policy described in this prospectus is offered to corporations and other employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and e mployer- f inanced i nsurance p urchase a rrangements. We issue Policies on the lives of prospective Insureds who meet our underwriting standards.

Policy Rights

Owner.  While the Insured is alive, unless you have assigned any of these rights, you may:
•	transfer ownership to a new Owner;
•	name a contingent owner who will automatically become the Owner of the Policy if you die before the Insured;
•	change or revoke a contingent owner;
•	change or revoke a Beneficiary (unless a previous Beneficiary designation was irrevocable);
•	exercise all other rights in the Policy;
•	increase or decrease the Total Face Amount, subject to the other provisions of the Policy; and
•	change the death benefit option, subject to the other provisions of the Policy.

When you transfer your rights to a new Owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior Beneficiary designation, you have to specify that action. You do not affect a prior Beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a Beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the Requested action. Your Request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before it was received by us.

Beneficiary.  The Beneficiary has no rights in the Policy until the death of the Insured, except an irrevocable Beneficiary cannot be changed without the consent of that Beneficiary. If a Beneficiary is alive at that time, the Beneficiary will be entitled to payment of the Death Benefit Proceeds as they become due.

Policy Limitations

Allocation of Net Premiums.  Except as otherwise described herein, your net Premium will be allocated in accordance with the allocation percentages you select. Percentages must total 100% and can be up to two decimal places.

We will credit Premium payments received prior to the end of the free look period as described in the “Free Look Period” section of this prospectus on page xx .

You may change your allocation percentages at any time by Request.

Transfers Among Divisions.  Subject to our rules as they may exist from time to time, you may at any time after the Free-Look Period Transfer to another Division all or a portion of the Account Value allocated to a Division. We will make Transfers pursuant to a Request.

Transfers may be Requested by indicating the Transfer of either a specified dollar amount or a specified percentage of the Division's value from which the Transfer will be made.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on Transfers, including, but not limited to: (1) the minimum amount that may be Transferred; and (2) the minimum amount that may remain in a Division following a Transfer from that Division.

A fee of $10 per Transfer will apply for all Transfers in excess of 12 made in a Policy Year. We may increase or decrease the Transfer charge; however, it is guaranteed to never exceed $10 per Transfer. All Transfers Requested on the same Business Day will count as only one Transfer toward the 12 free Transfers. The Transfer of your Initial Premium from the Maxim Money Market Portfolio Division to your selected Divisions does not count toward the 12 free Transfers. Likewise, any Transfers under dollar cost averaging or periodic rebalancing of your Account Value under the rebalancer option do not count toward the 12 free Transfers (a one time rebalancing, however, will be counted as one Transfer).

Fixed Account Transfers.  Transfers into the Fixed Account are limited to once every 60 days.  Transfers from the Fixed Account may only be made once per year.  The maximum to be transferred out will be the greater of 25% of your balance in the Fixed Account or the amount of the transfer in the previous 365 day period.

Market Timing & Excessive Trading.  The Policies are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the Funds.  Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price.  In addition, frequent or unusually large transfers may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to discourage market timing and excessive trading by Owners.  As part of those procedures, we will rely on the Funds to monitor for such activity. If a Fund believes such activity has occurred, we will scrutinize the Owner’s activity and request a determination from the Fund as to whether such activity constitutes market timing or excessive trading.  If the Fund determines that the activity constitutes market timing or excessive trading, we will contact the Owner in writing to request that market timing and/or excessive trading stop immediately. We will then provide a subsequent report of the Owner's trading activity to the Fund.  If the Fund determines that the Owner has not ceased improper trading, and upon request of the Fund, we will inform the Owner in writing that a trading restriction is being implemented. The four possible trading restrictions are:

•
Restrict the Owner to inquiry-only access for the web and voice response unit so that the Owner will only be permitted to make Transfer Requests by written Request mailed to us through U.S. mail ("U.S. Mail Restriction"); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, or the call center.  Once the U.S. Mail Restriction has been in place for 180 days, the restricted Owner may Request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby the Owner acknowledges the potentially harmful effects of market timing and/or excessive trading on Funds and other investors, represent that no further market timing or excessive trading will occur, and acknowledge that we may implement further restrictions, if necessary, to stop improper trading by the Owner;

•	Close the applicable Fund to all new monies, including contributions and Transfers in;
•	Restrict all Owners to one purchase in the applicable Fund per 90 day period; or
•	Remove the Fund as an investment option and convert all allocations in that Fund to a different investment option.

The discretionary nature of our procedures creates a risk that we may treat some Owners differently than others.

Our market timing and excessive trading procedures are such that we do not impose trading restrictions unless or until a Fund first detects and notifies us of potential market timing or excessive trading activity.  Accordingly,  we cannot prevent all market timing or excessive trading transfer activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established.  To the extent the Funds do not detect and notify us of market timing and/or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer or excessive trader may be able to make market timing and/or excessive trading transactions with the result that the management of the Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Funds.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any Owners from these procedures.  In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading.  Subject to applicable state law and the terms of each Policy, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us.  We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds should describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, a Fund may impose a redemption fee. Owners should also be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the Transfers.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading.  In addition, our orders to purchase shares of the Funds are generally subject to acceptance by the Fund, and in some cases a Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner's Transfer Request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable Fund.

You should note that other insurance companies and retirement plans may invest in the Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Funds' ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Funds may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Fund.

Exchange of Policy.  You may exchange your Policy for a new policy issued by Great-West that does not provide for variable benefits. The new policy will have the same Policy Date, Issue Age, and Insured as your Policy on the date of the exchange. The exchange must be made within 24 Policy Months after the Issue Date of your Policy and all Policy Debt must be repaid.

The cash value of your current Policy will be applied to the new policy as the Initial Premium.

Age Requirements.  An Insured's Issue Age must be between 20 and 85 for Policies issued on a fully underwritten basis and between 20 and 70 for Policies issued on a guaranteed underwriting or a simplified underwriting basis.

Policy or Registrant Changes

Addition, Deletion or Substitution of Investment Options. Shares of any or all of the Funds may not always be available for purchase by the Divisions of the Series Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Series Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC, to the extent necessary. We also may close a Division to future Premium allocations and Transfers of Account Value. A Division closing may affect dollar cost averaging and the rebalancer option.  We reserve the right to operate the Series Account in any form permitted by law, to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws, to assess a charge for taxes attributable to the operation of the Series Account or for other taxes, as described in "Charges and Deductions" beginning on page xx of this prospectus, and to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Policies. We also reserve the right to add Divisions, or to eliminate or combine existing Divisions or to Transfer assets between Divisions, or from any Division to our General Account. In the event of any substitution or other act described in this paragraph, we may make appropriate amendment to the Policy to reflect the change.

Entire Contract. Your entire contract with us consists of the Policy, including the attached copy of your application and any attached copies of supplemental applications for increases in the Total Face Amount, any endorsements and any riders. Any illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how values under the Policy, such as Cash Surrender Value, death benefit and Account Value, will change with the investment experience of the Divisions, and such information is based solely upon data available at the time such illustrations are prepared.

Alteration. Sales representatives do not have any authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, secretary, or one of our vice presidents.

Modification. Upon notice to you, we may modify the Policy if such a modification --
•	is necessary to make the Policy or the Series Account comply with any law or regulation issued by a governmental agency to which we are, or the Series Account is, subject;
•	is necessary to assure continued qualification of the Policy under the Code or other federal or state laws as a life insurance policy;
•	is necessary to reflect a change in the operation of the Series Account or the Divisions; or
•	adds, deletes or otherwise changes Division options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Corporate Headquarters and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before we received it. We are not responsible for the validity or legal effect of any assignment.

Notice and Elections. To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Corporate Headquarters. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, Requests and elections will be effective when received at our Corporate Headquarters complete with all necessary information.

Account Value

Your Account Value is the sum of your interests in each Division you have chosen, plus your interests in the Fixed Account, plus the amount in your Loan Account.  The Account Value varies depending upon the Premiums paid, expense charges applied to Premium, mortality and expense risk charge, service charges, monthly risk charges, partial withdrawals, fees, Policy loans and the net investment factor (described below) for the Divisions to which your Account Value is allocated and the interest credited to the Fixed Account.

We measure the amounts in the Divisions in terms of Units and Unit Values. On any given date, your interest in a Division is equal to the Unit Value multiplied by the number of Units credited to you in that Division. Amounts allocated to a Division will be used to purchase Units of that Division. Units are redeemed when you make partial withdrawals, undertake Policy loans or Transfer amounts from a Division, and for the payment of service charges, monthly risk charges and other fees. The number of Units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Division. The Unit Value for each Division was established at $10.00 for the first Valuation Date of the Division. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Division for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.

Transactions are processed on the date we receive a Premium at our Corporate Headquarters or upon approval of a Request. If your Premium or Request is received on a date that is not a Valuation Date, or after the close of the NYSE on a Valuation Date, the transaction will be processed on the next Valuation Date.

The Account Value attributable to each Division of the Series Account on the Policy Date equals:
•	that portion of net Premium received and allocated to the Division, plus
•	that portion of net Premium received and allocated to the Fixed Account, less
•	the service charges due on the Policy Date, less
•	the monthly risk charge due on the Policy Date, less
•	the monthly risk charge for any riders due on the Policy Date.

We apply your Initial Premium on the Policy Date, which will be the Issue Date (if we have already received your Initial Premium) or the Business Day we receive a Premium equal to, or in excess of, the Initial Premium after we have approved your application.

The Account Value attributable to each Division of the Series Account on the subsequent Valuation Dates is equal to:
•	the Account Value attributable to the Division on the preceding Valuation Date multiplied by that Division's net investment factor, plus
•	that portion of net Premium received and allocated to the Division during the current Valuation Period, plus
•	that portion of the value of the Loan Account Transferred to the Division upon repayment of a Policy loan during the current Valuation Period, plus
•	any amounts Transferred by you to the Division from another Division during the current Valuation Period, less
•	any amounts Transferred by you from the Division to another Division during the current Valuation Period, less
•	that portion of any partial withdrawals deducted from the Division during the current Valuation Period, less
•	that portion of any Account Value Transferred from the Division to the Loan Account during the current Valuation Period, less
•	that portion of fees due in connection with a partial withdrawal charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the service charge for the Policy Month just beginning charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the monthly risk charge for the Policy Month just beginning charged to the Division, less
•
if the first day of a Policy Month occurs during the current Valuation Period, that Division's portion of the cost for any riders and any extra risk charge if the Insured is in a rated class as specified in your Policy, for the Policy Month just beginning.

Net Investment Factor. The net investment factor for each Division for any Valuation Period is determined by deducting the mortality and expense risk charge for each day in the Valuation Period from the quotient of (1) and (2) where:
(1) is the net result of:
•	the net asset value of a Fund share held in the Division determined as of the end of the current Valuation Period, plus
•	the per share amount of any dividend or other distribution declared on Fund shares held in the Division if the "ex-dividend" date occurs during the current Valuation Period, plus or minus
•
a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the current Valuation Period which are determined by us to be attributable to the operation of the Division; and

(2) is the net result of:
•	the net asset value of a Fund share held in the Division determined as of the end of the preceding Valuation Period, plus or minus
•
a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the preceding Valuation Period which are determined by us to be attributable to the operation of the Division.

The Fixed Account Value is:
•	Premiums allocated to the Fixed Account; plus
•	Sub-Account Value transferred to the Fixed Account; plus
•	Interest credited to the Fixed Account; minus
•	Partial withdrawals from the Fixed Account including any applicable partial withdrawal charges; minus
•	Loans from the Fixed Account; minus
•	Transfers from the Fixed Account, including any applicable transfer charges

During any Policy Month the Fixed Account Value will be calculated on a consistent basis.  For purposes of crediting interest, policy value deducted, transferred or withdrawn from the Fixed Account is accounted for on a first in first out basis.

The mortality and expense risk charge for the Valuation Period is the annual mortality and expense risk charge divided by 365 multiplied by the number of days in the Valuation Period.

The net investment factor may be greater or less than or equal to one.

Splitting Units.  We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no such change will have a material effect on the benefits or other provisions of your Policy.

Other Provisions and Benefits

Misstatement of Age or Sex (Non-Unisex Policy). If the age or (in the case of a non-unisex Policy) sex of the Insured is stated incorrectly in your Policy application or rider application, we will adjust the amount payable appropriately as described in the Policy.

If we determine that the Insured was not eligible for coverage under the Policy after we discover a misstatement of the Insured's age, our liability will be limited to a return of Premiums paid, less any partial withdrawals, any Policy Debt, and the cost for riders.

Suicide. If the Insured, whether sane or insane, commits suicide within two years after your Policy's Issue Date (one year if your Policy is issued in Colorado or North Dakota), we will not pay any part of the Death Benefit Proceeds. We will pay the Beneficiary the Premiums paid, less the amount of any Policy Debt, any partial withdrawals and the cost for riders.

If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Total Face Amount (one year if your Policy is issued in Colorado or North Dakota), then our liability as to that increase will be the cost of insurance for that increase and that portion of the Account Value attributable to that increase. The Total Face Amount of the Policy will be reduced to the Total Face Amount that was in effect prior to the increase.

Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will continue to rely on those statements when approving the issuance, increase in face amount, increase in death benefit over Premium paid, or change in death benefit option of the Policy. In the absence of fraud, we can use no statement in defense of a claim or to cancel the Policy for misrepresentation unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of Premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase.

Paid-Up Life Insurance.  When the Insured reaches Attained Age 121 (if your Policy is in force at that time), the entire Account Value of your Policy (less outstanding Policy Debt) will be applied as a single Premium to purchase "paid-up" insurance. Outstanding Policy Debt will be repaid at this time. This repayment may be treated as a taxable distribution to you if your Policy is not a MEC. The net single Premium for this insurance will be based on the 2001 Commissioner's Standard Ordinary, Sex Distinct, Non-Smoker Mortality Table and 4% interest.  The cash value of your paid-up insurance, which initially is equal to the net single Premium, will remain in the Divisions of the Series Account in accordance with your then current allocation. While the paid-up life insurance is in effect your assets will remain in the Series Account. You may change your Division allocation instructions and you may Transfer your cash value among the Divisions. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the monthly risk charge. Your death benefit will be fixed by the Code for insured age 99. As your cash value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly. You may surrender the paid-up insurance Policy at any time and, if surrendered within 30 days of a Policy Anniversary, its cash value will not be less than it was on that Policy Anniversary. Please see "Federal Income Tax Considerations -- Treatment When Insured Reaches Attained Age 121" on page xx .

Supplemental Benefits.  The following supplemental benefit riders are available, subject to certain limitations. An additional monthly risk charge will be assessed for each rider that is in force as part of the monthly deduction from your Account Value.  If a supplemental benefit rider is terminated, the monthly risk charge for such rider will end immediately.  See fee tables beginning on page x .

Term Life Insurance Rider.  This rider provides term life insurance on the Insured. Coverage is renewable annually until the Insured's Attained Age 121. The amount of coverage provided under this rider varies from month to month as described below. We will pay the rider's death benefit to the Beneficiary when we receive Due Proof of death of the Insured while this rider is in force.

This rider provides the same three death benefit options as your Policy. The option you choose under the rider must at all times be the same as the option you have chosen for your Policy. The rider's death benefit will be determined at the beginning of each Policy Month in accordance with one of those options. For each of the options, any outstanding Policy Debt will reduce your death benefit.

If you purchase this rider, the Total Face Amount shown on your Policy's specifications page will be equal to the minimum amount of coverage provided by this rider plus the base face amount (which is the minimum death benefit under your Policy without the rider’s death benefit). The minimum allocation of Total Face Amount between your Policy and the rider is 10% and 90% at inception, respectively. The total Death Benefit Payable under the rider and the Policy will be determined as described in "Death Benefit" below, using the Total Face Amount shown on your Policy’s specifications page.

Coverage under this rider will take effect on the latter of:
•	the Policy Date of the Policy to which this rider is attached; or
•	the date this rider is delivered and the first rider premium is paid to the Company

The monthly risk rate for this rider will be the same as that used for the Policy and the monthly risk charge for the rider will be determined by multiplying the monthly risk rate by the rider's death benefit. This charge will be calculated on the first day of each Policy Month and added to the Policy's monthly risk charge.

If you purchase this rider, the target Premium amount, to which the sales charge applies, will be proportionately lower as a result of a reduction in commission payments.  Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. As a result, this rider generally is not offered in connection with any Policy with annual Premium payments of less than $100,000, except for policies issued on a guaranteed issue basis.   In our discretion, we may decline to offer this rider or refuse to consent to a proposed allocation of coverage between a Policy and term rider.

If this rider is offered, the commissions will vary depending on the allocation of your coverage between the Policy and the term rider. The same initial Death Benefit will result in the highest commission when there is no term rider, with the commission declining as the portion of the Death Benefit coverage allocated to the term rider increases. Thus, the lowest commission amount is payable, and the lowest amount of sales charges deducted from your Premiums will occur, when the maximum term rider is purchased.

You may terminate this rider by Request. This rider also will terminate on the earliest of the following dates:
•	the date the Policy is surrendered or terminated;
•	the expiration of the grace period of the Policy; or
•	the death of the Insured.

Change of Insured Rider.  This rider permits you to change the Insured under your Policy or any Insured that has been named by virtue of this rider. Before we change the Insured you must provide us with (1) a Request for the change signed by you and approved by us; (2) Evidence of Insurability for the new Insured; (3) evidence that there is an insurable interest between you and the new Insured; (4) evidence that the new Insured's age, at the nearest birthday, is under 70 years; and (5) evidence that the new Insured was born prior to the Policy Date. We may charge a fee for administrative expenses when you change the Insured. The minimum charge is $100 per change and the maximum charge is $400 per change.  When a change of Insured takes effect, Premiums will be based on the new Insured's age, sex, mortality class and the Premium rate in effect on the Policy Date.

Report to Owner. We will maintain all records relating to the Series Account and the Divisions and the Fixed Account. We will send you a report at least once each Policy Year within 30 days after a Policy Anniversary. The report will show current Account Value, current allocation in each Division, death benefit, Premiums paid, investment experience since your last report, deductions made since the last report, and any further information that may be required by laws of the state in which your Policy was issued. It will also show the balance of any outstanding Policy loans and accrued interest on such loans. There is no charge for this report.

In addition, we will send you the financial statements of the Funds and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any questions.

Dollar Cost Averaging.  By Request, you may elect dollar cost averaging in order to purchase Units of the Divisions over a period of time. There is no charge for this service.

Dollar cost averaging permits you to automatically Transfer a predetermined dollar amount, subject to our minimum, at regular intervals from any one or more designated Divisions to one or more of the remaining, then available Divisions. The Unit Value will be determined on the dates of the Transfers. You must specify the percentage to be Transferred into each designated Division. Transfers may be set up on any one of the following frequency periods: monthly, quarterly, semiannually, or annually. The Transfer will be initiated one frequency period following the date of your Request. We will provide a list of Divisions eligible for dollar cost averaging that may be modified from time to time. Amounts Transferred through dollar cost averaging are not counted against the 12 free Transfers allowed in a Policy Year. You may not participate in dollar cost averaging and the rebalancer option (described below) at the same time. Participation in dollar cost averaging does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. We reserve the right to modify, suspend, or terminate dollar cost averaging at any time.

Rebalancer Option.  By Request, you may elect the rebalancer option in order to automatically Transfer Account Value among the Divisions on a periodic basis. There is no charge for this service. This type of transfer program automatically reallocates your Account Value so as to maintain a particular percentage allocation among Divisions chosen by you. The amount allocated to each Division will grow or decline at different rates depending on the investment experience of the Divisions.  Rebalancing does not change your Premium allocation unless that option is checked on the rebalancer Request.  Your Premium allocation can also be changed by written Request at the address on the first page of this prospectus.

You may Request that rebalancing occur one time only, in which case the Transfer will take place on the date of the Request. This Transfer will count as one Transfer towards the 12 free Transfers allowed in a Policy Year.

You may also choose to rebalance your Account Value on a quarterly, semiannual, or annual basis, in which case the first Transfer will be initiated one frequency period following the date of your Request. On that date, your Account Value will be automatically reallocated to the selected Divisions. Thereafter, your Account Value will be rebalanced once each frequency period. In order to participate in the rebalancer option, your entire Account Value must be included. Transfers made with these frequencies will not count against the 12 free Transfers allowed in a Policy Year.

You must specify the percentage of Account Value to be allocated to each Division and the frequency of rebalancing. You may terminate the rebalancer option at any time by Request.

You may not participate in the rebalancer option and dollar cost averaging at the same time. Participation in the rebalancer option does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the rebalancer option at any time.

Non-Participating. The Policy does not pay dividends.

Premiums

Policy Application, Issuance and Initial Premium.  To purchase a Policy, you must submit an application to our Corporate Headquarters. We will then follow our underwriting procedures designed to determine the insurability of the applicant. We may require full underwriting, which includes a medical examination and further information, before your application may be approved. We also may offer the Policy on a simplified underwriting or guaranteed issue basis. Applicants must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to "rate" an Insured as a substandard risk, which will result in increased monthly risk rates. The monthly risk rate also may vary depending on the type of underwriting we use.

You must specify certain information in the application, including the Total Face Amount, the death benefit option and supplemental benefits, if any. The Total Face Amount generally may not be decreased below $100,000.

Upon approval of the application, we will issue to you a Policy on the life of the Insured. A specified Initial Premium must be paid before we issue the Policy. The effective date of coverage for your Policy (which we call the "Policy Date") will be the date we receive a Premium equal to or in excess of the specified Initial Premium after we have approved your application. If your Premium payment is received on the 29th, 30th or 31st of a month, the Policy will be dated the 28th of that month.

We generally do not accept Premium payments before approval of an application; however, at our discretion, we may elect to do so. While your application is in underwriting, if we accept your Premium payment before approval of your application, we will provide you with temporary insurance coverage in accordance with the terms of our temporary insurance agreement. In our discretion, we may limit the amount of Premium we accept and the amount of temporary coverage we provide. If we approve your application, we will allocate your Premium payment to the Series Account or Fixed Account on the Policy Date, as described below. Otherwise, we will promptly return your payment to you. We will not credit interest to your Premium payment for the period while your application is in underwriting.

We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the Policy, as appropriate.

Free Look Period.  During the free look period (ten days or longer where required by state law), you may cancel your Policy.  If you exercise the free look privilege, you must return the Policy to our Corporate Headquarters or to the representative from whom you purchased the Policy.

Generally, net Premium will be allocated to the Divisions you selected on the application.  However, under certain circumstances described below, the net Premium will first be allocated to the Maxim Money Market Division and remain there until the next Valuation Date following the end of the free look period.  On that date, the Sub-Account value held in the Maxim Money Market Division will be allocated to the Division(s) selected by you.  If your Premium payments are received after 4:00 PM EST/EDT, such payments will be credited on the next Valuation Date.  Regardless of when the payment is credited, you will receive the utilized values from the date we received your payment.

During the free look period, you may not change your Division allocations but you may change your allocation percentages.

Policies returned during the free look period will be void from the Issue Date.  In some states, we will refund your current Account Value plus the return of any expense charges deducted.  In those states, this amount may be higher or lower than your Premium payments, which means you bear the investment risk during the free look period.

Certain states require that we return the greater of your Account Value (less any surrenders, withdrawals and distributions already received) or the amount of the Premiums received.  In those states, we will allocate your net Premium payments to the Maxim Money Market Division. We will Transfer the Account Value in that Division to the other Divisions of the Series Account in accordance with your most recent allocation instructions on file at the end of the free look period.

Premium. All Premium payments must be made payable to "Great-West Life & Annuity Insurance Company" and mailed to our Corporate Headquarters. The Initial Premium will be due and payable on or before your Policy's Issue Date. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00.  You may pay additional Premium payments to us in the amounts and at the times you choose, subject to the limitations described below.  To find out whether your Premium payment has been received, contact us at the address or telephone number shown on the first page of this prospectus.

We reserve the right to limit the number of Premium payments we accept on an annual basis. No Premium payment may be less than $100 per Policy without our consent, although we will accept a smaller Premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any Premium payments that exceed the Initial Premium amount shown on your Policy. We also reserve the right not to accept a Premium payment that causes the death benefit to increase by an amount that exceeds the Premium received. Evidence of insurability satisfactory to us may be required before we accept any such Premium.

We will not accept Premium payments that would, in our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a Premium payment is made in excess of these limits, we will accept only that portion of the Premium within those limits, and will refund the remainder to you.

Net Premiums. The net Premium is the amount you pay as the Premium less any expense charges applied to Premiums. See "Charges and Deductions - - Expense Charge Applied to Premium," on page xx .

Planned Periodic Premiums. While you are not required to make additional Premium payments according to a fixed schedule, you may select a planned periodic Premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic Premium, unless you Request to have reminder notices suspended. You are not required, however, to pay the planned periodic Premium; you may increase or decrease the planned periodic Premium subject to our limits, and you may skip a planned payment or make unscheduled payments. Depending on the investment performance of the Divisions you select, the planned periodic Premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy.

Death Benefits

Death Benefit.  If your Policy is in force at the time of the Insured's death, we will pay the Beneficiary an amount based on the death benefit option you select once we have received Due Proof of the Insured's death. The amount payable will be:
•	the amount of the selected death benefit option, less
•	the value of any Policy Debt on the date of the Insured's death, less
•	any accrued and unpaid Policy charges.

We will pay this amount to the Beneficiary in one lump sum, unless the Beneficiary and we agree on another form of settlement. We will pay interest, at a rate not less than that required by law, on the amount of Death Benefit Proceeds, if payable in one lump sum, from the date of the Insured's death to the date of payment.

In order to meet the definition of life insurance under the Code, section 7702 of the Code defines alternative testing procedures for the minimum death benefit under a Policy.  See "Federal Income Tax Considerations - Tax Status of the Policy," on page xx .  Your Policy must qualify under the cash value accumulation test (“CVAT”).

Under the CVAT testing procedures, there is a minimum death benefit required at all times equal to your Account Value multiplied by a pre-determined factor. The factors used to determine the minimum death benefit vary by age. The factors (expressed as percentages) used for the CVAT are set forth in your Policy.

The Policy has three death benefit options.

Option 1. The "Level Death" Option. Under this option, the death benefit is --
•	the Policy's Total Face Amount on the date of the Insured's death less any partial withdrawals; or, if greater,
•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to minimize your cost of insurance (monthly risk charge).

Option 2. The "Coverage Plus" Option. Under this option, the death benefit is --
•	the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured's death less any partial withdrawals; or, if greater,
•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want your death benefit to increase with your Account Value.

Your Account Value and death benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account.  See the “Account Value” and “Charges and Deductions” sections of this prospectus.

There is no minimum death benefit guarantee associated with this Policy.

Changes in Death Benefit Option.  After the first Policy Year, but not more than once each Policy Year, you may change the death benefit option by Request. Any change will be effective on the first day of the Policy Month following the date we approve your Request. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.

A change in the death benefit option will not change the amount payable upon the death of the Insured on the date of change. Any change is subject to the following conditions:
•
If the change is from option 1 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value. Evidence of insurability may be required.

•	If the change is from option 2 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value.

Changes in Total Face Amount.  You may increase or decrease the Total Face Amount of your Policy at any time within certain limits.

Minimum Changes. Each increase or decrease in the Total Face Amount must be at least $25,000. We reserve the right to change the minimum amount by which you may change the Total Face Amount.

Increases in Total Face Amount . To Request an increase in Total Face Amount , you must provide satisfactory evidence of the Insured's insurability. Once approved by us, an increase will become effective on the Policy Anniversary following our approval of your Request, subject to the deduction of the first Policy Month's monthly risk charge, service charge, any extra risk charge if the Insured is in a rated class and the cost of any riders.

Each increase to the Total Face Amount is considered to be a new segment to the Policy.  When an increase is approved, Premium is allocated against the original Policy segment up to the seven-pay Premium limit established on the Issue Date.  Any excess Premium is then allocated toward the new segment.  Each segment will have a separate target Premium associated with it.  The expense charge applied to Premium is higher up to target and lower for Premium in excess of the target as described in detail in the “Charges and Deductions” section of this prospectus.  The expense charge formula will apply to each segment based on the target Premium for that segment.  In addition, each segment will have a new incontestability period and suicide exclusion period as described in the "Other Provisions and Benefits" section of this prospectus.

Decreases in Total Face Amount . A decrease in Total Face Amount will become effective at the beginning of the next Policy Month following our approval of your Request. The Total Face Amount after the decrease must be at least $100,000.

For purposes of the incontestability provision of your Policy, any decrease in Total Face Amount will be applied in the following order:
•	first, to the most recent increase;
•	second, to the next most recent increases, in reverse chronological order; and
•	finally, to the initial Total Face Amount.

Surrenders and Withdrawals

Surrenders.  You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate.  To surrender your Policy, contact us at the address or telephone number shown on the first page of this prospectus.  We will send you the paperwork necessary for you to Request the surrender of your Policy.  The proceeds of a surrender will be payable within seven days of our receipt of the completed Request.

We will determine your Cash Surrender Value as of the end of the first Valuation Date after we receive your Request for surrender.

If you withdraw part of the Cash Surrender Value, your Policy's death benefit will be reduced and you may incur taxes and tax penalties.

You may borrow from us using your Account Value as collateral.

A surrender may have tax consequences, including tax penalties.  See “Federal Income Tax Considerations – Tax Treatment of Policy Benefits,” beginning on page xx of this prospectus.

Partial Withdrawal.  You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A partial withdrawal fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25.  To Request a partial withdrawal, contact us at the address or telephone number shown on the first page of this prospectus.  We will send you the paperwork necessary for you to request a withdrawal from your Policy.  The proceeds of any such partial withdrawal will be payable within seven days of our receipt of the completed Request.

The Death Benefit Proceeds will be reduced by the amount of any partial withdrawals.

Your Account Value will be reduced by the amount of a partial withdrawal. The amount of a partial withdrawal will be withdrawn from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional Premium payments and will be subject to our limitations on Premiums.

A partial withdrawal may have tax consequences. See "Federal Income Tax Considerations - - Tax Treatment of Policy Benefits," beginning on page xx of this prospectus.

Loans

Policy Loans.  You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made less any accrued loan interest and less thecurrent monthly deductions remaining for the balance of the Policy Year. When a Policy loan is made, a portion of your Account Value equal to the amount of the Policy loan will be allocated to the Loan Account as collateral for the loan. This amount will not be affected by the investment experience of the Series Account while the loan is outstanding and will be subtracted from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. The minimum Policy loan amount is $500.

The interest rate on the Policy loan will be determined annually, using a simple interest formula, at the beginning of each Policy Year. That interest rate will be guaranteed for that Policy Year and will apply to all Policy loans outstanding during that Policy Year. Interest is due and payable on each Policy Anniversary. Interest not paid when due will be added to the principal amount of the loan and will bear interest at the loan interest rate.

Presently, the maximum interest rate for Policy loans is the Moody's Corporate Bond Yield Average - Monthly Average Corporates, which is published by Moody's Investor Service, Inc. If the Moody’s Corporate Bond Yield Average ceases to be published, the maximum interest rate for Policy loans will be derived from a substantially similar average adopted by your state's Insurance Commissioner.

We must reduce our Policy loan interest rate if the maximum loan interest rate is lower than the loan interest rate for the previous Policy Year by one-half of one percent or more.

We may increase the Policy loan interest rate but such increase must be at least one-half of one percent. No increase may be made if the Policy loan interest rate would exceed the maximum loan interest rate. We will send you advance notice of any increase in the Policy loan rate.

Interest will be credited to amounts held in the Loan Account using a compound interest formula. The rate will be no less than the Policy loan interest rate then in effect less a maximum of 0.9%.

All payments we receive from you will be treated as Premium payments unless we have received notice, in form satisfactory to us, that the funds are for loan repayment. If you have a Policy loan, it is generally advantageous to repay the loan rather than make a Premium payment because Premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the Policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any Policy loan at any time while the Policy is in force. Amounts paid to repay a Policy loan will be allocated to the Divisions in accordance with your allocation instructions then in effect at the time of repayment.  Any amount in the Loan Account used to secure the repaid loan will be allocated back to the Sub-Accounts.

A Policy loan, whether or not repaid, will affect the Death Benefit Proceeds, payable upon the Insured's death, and the Account Value because the investment results of the Divisions do not apply to amounts held in the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be, depending on the investment results of the Divisions while the loan is outstanding. The effect could be favorable or unfavorable.

Lapse and Reinstatement

Lapse and Continuation of Coverage.  If you cease making Premium payments, coverage under your Policy and any riders to the Policy will continue until your Account Value, less any Policy Debt, is insufficient to cover the monthly deduction. When that occurs, the grace period will go into effect.

Grace Period.  If the first day of a Policy Month occurs during the Valuation Period and your Account Value, less any Policy Debt, is not sufficient to cover the monthly deduction for that Policy Month, then your Policy will enter the grace period described below. If you do not pay sufficient additional Premiums during the grace period, your Policy will terminate without value.

The grace period will allow 61 days for the payment of Premium sufficient to keep the Policy in force. Any such Premium must be in an amount sufficient to cover deductions for the monthly risk charge, the service charge, the cost for any riders and any extra risk charge if the Insured is in a rated class for the next two Policy Months. Notice of Premium due will be mailed to your last known address or the last known address of any assignee of record at least 31 days before the date coverage under your Policy will cease. If the Premium due is not paid within the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61-day period. The Policy will continue to remain in force during this grace period. If the Death Benefit Proceeds become payable by us during the grace period, then any due and unpaid Policy charges will be deducted from the amount payable by us.

Termination of Policy.  Your Policy will terminate on the earliest of the date we receive your Request to surrender, the expiration date of the grace period due to insufficient value or the date of death of the Insured.  Upon lapse or termination, the Policy no longer provides insurance benefits.

Reinstatement.  Before the Insured's death, we will reinstate your Policy, provided that the Policy has not been surrendered, and provided further that:
•	you make your reinstatement Request within three years from the date of termination;
•	you submit satisfactory Evidence of Insurability to us;
•	you pay an amount equal to the Policy charges which were due and unpaid at the end of the grace period;
•	you pay a Premium equal to four times the monthly deduction applicable on the date of reinstatement; and
•
you repay or reinstate any Policy loan that was outstanding on the date coverage ceased, including interest at 6.00% per year compounded annually from the date coverage ceased to the date of reinstatement of your Policy.

A reinstated Policy's Total Face Amount may not exceed the Total Face Amount at the time of termination. Your Account Value on the reinstatement date will reflect:
•	the Account Value at the time of termination; plus
•	net Premiums attributable to Premiums paid to reinstate the Policy; less
•	the monthly expense charge; less
•	the monthly cost of insurance charge applicable on the date of reinstatement; less
•	The expense charge applied to Premium.

The effective date of reinstatement will be the date the application for reinstatement is approved by us.

Deferral of Payment.  We will usually pay any amount due from the Series Account within seven days after the Valuation Date following your Request giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Series Account on death, surrender, partial withdrawal, or Policy loan may be postponed whenever:
•	the NYSE is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;
•	the SEC, by order, permits postponement for the protection of Owners; or
•
an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Series Account.

Federal Income Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the Internal Revenue Service’s (the "IRS") current interpretation of current federal income tax laws. We make no representation as to the likelihood of continuation of the current federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policy.

The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

Tax Status of the Policy

A Policy has certain tax advantages when treated as a life insurance contract within the meaning of section 7702 of the Code. We believe that the Policy meets the section 7702 definition of a life insurance contract and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with section 7702. We reserve the right to amend the Policies to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the IRS.

Diversification of Investments.  Section 817(h) of the Code requires that the investments of each Division of the Series Account be "adequately diversified" in accordance with certain Treasury Department regulations. Disqualification of the Policy as a life insurance contract for failure to comply with the diversification requirements would result in the imposition on you of federal income tax at ordinary income tax rates with respect to the earnings allocable to the Policy in the year of the failure and all prior years prior to the receipt of payments under the Policy.  We believe that the Divisions will be adequately diversified.

Policy Owner Control.   In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not "provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account" (which would result in the current taxation of the income on those assets to the Owner).  In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes.  Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.  We do not believe that your ownership rights under the Policy would result in your being treated as the Owner of the assets of the Policy under Rev. Rul. 2003-91.  However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance.  Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Policy.

The following discussion assumes that your Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Payable under your Policy is excludible from your gross income under the Code.

If the death benefit is not received in a lump sum and is, instead, applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the Beneficiary's income.

Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you. If you receive or are deemed to receive amounts from the Policy before the Insured dies, see the following section entitled “Distributions” for a more detailed discussion of the taxability of such payments.

Depending on the circumstances, any of the following transactions may have federal income tax consequences:
•	the exchange of a Policy for a life insurance, endowment or annuity contract;
•	a change in the death benefit option;
•	a Policy loan;
•	a partial surrender;
•	a complete surrender;
•	a change in the ownership of a Policy;
•	a change of the named Insured; or
•	an assignment of a Policy.

In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Death Benefit Proceeds will depend on your circumstances and those of the named Beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a MEC.

Surrenders. If you surrender your Policy, you will recognize ordinary income to the extent the Account Value exceeds the "investment in the contract," which is generally the total of Premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.

Modified Endowment Contracts. Section 7702A of the Code treats certain life insurance contracts as MECs.  In general, a Policy will be treated as a MEC if total Premiums paid at any time during the first seven Policy Years exceed the sum of the net level Premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums ("seven-pay test").  In addition, a Policy may be treated as a MEC if there is a "material change" of the Policy.

We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC.  We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC without instruction to do so from you.  We will promptly notify you or your agent of the excess cash received.  We will not process the Premium payment unless we receive a MEC acceptance form or Policy change form within 48 hours of receipt of the excess funds.  If paperwork is received that allows us to process the excess cash, the effective date will be the date of the new paperwork.

Further, if a transaction occurs which decreases the Total Face Amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower Total Face Amount to determine compliance with the seven-pay test.  Also, if a decrease in Total Face Amount occurs within seven years of a "material change," we will retest your Policy for compliance as of the date of the "material change."  Failure to comply in either case would result in the Policy's classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.

The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary.  Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.

Distributions

Distributions Under a Policy That Is Not a MEC.  If your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the "investment in the contract," and then as a distribution of taxable income to the extent the distribution exceeds the "investment in the contract."  An exception is made for cash distributions that occur in the first 15 Policy Years as a result of a decrease in the death benefit or other change that reduces benefits under the Policy that are made for purposes of maintaining compliance with section 7702.  Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

If your Policy is not a MEC, Policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead generally treated as your indebtedness.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender), Policy loans and loans secured by the Policy are not subject to the ten percent additional tax applicable to distributions from a MEC.

Distributions Under Modified Endowment Contracts. If treated as a MEC, your Policy will be subject to the following tax rules:
•
First, partial withdrawals are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the "investment in the contract" at the time of the distribution.

•	Second, Policy loans and loans secured by a Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.
•
Third, a ten percent additional penalty tax is imposed on that portion of any distribution (including distributions upon surrender), Policy loan, or loan secured by a Policy, that is included in income, except where the distribution or loan is made to a taxpayer that is a natural person, and:

1.	made when the taxpayer is age 59½ or older;
2.	attributable to the taxpayer becoming disabled; or
3.
is part of a series of substantially equal periodic payments (not less frequently than annually) for the duration of the taxpayer’s life (or life expectancy) or for the duration of the longer of the taxpayer’s or the Beneficiary's life (or life expectancies).

Multiple Policies. All MECs issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a Policy distribution that is taxable to you.

Treatment When Insured Reaches Attained Age 121. As described above, when the Insured reaches Attained Age 121, we will issue you a "paid-up" life insurance Policy. We believe that the paid-up life insurance Policy will continue to qualify as a "life insurance contract" under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Cash Surrender Value in the year in which the Insured attains age 121 and would realize taxable income at that time, even if the Death Benefit Proceeds were not distributed at that time. In addition, any outstanding Policy Debt will be repaid at that time. This repayment may be treated as a taxable distribution to you, if your contract is not a MEC.

Federal Income Tax Withholding. We are required to withhold 10% on that portion of a Policy distribution that is taxable, unless you direct us in writing not to do so at or before the time of the Policy distribution. As the Owner you are responsible for the payment of any taxes and early distribution penalties that may be due on Policy distributions.

Actions to Ensure Compliance with the Tax Law. We believe that the maximum amount of Premiums we intend to permit for the Policies will comply with the Code definition of a "life insurance contract." We will monitor the amount of your Premiums, and, if you pay a Premium during a Policy Year that exceeds those permitted by the Code, we will promptly refund the Premium or a portion of the Premium before any allocation to the Funds. We reserve the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.

Trade or Business Entity Owns or Is Directly or Indirectly a Beneficiary of the Policy.  Where a Policy is owned by other than a natural person, the Owner's ability to deduct interest on business borrowing unrelated to the Policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer's otherwise deductible interest expense unless the Policy covers only one individual, and such individual is, at the time first covered by the Policy, a 20 percent owner of the trade or business entity that owns the Policy, or an officer, director, or employee of such trade or business.

Although this limitation generally does not apply to Policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the Beneficiary under a Policy (e.g., pursuant to a split-dollar agreement), the Policy will be treated as held by such trade or business. The effect will be that a portion of the trade or business entity's deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.

The portion of the entity's interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer's average unborrowed cash value bears to the sum of the taxpayer's average unborrowed cash value and average adjusted bases of all other assets. Any corporate or business use of the life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to corporate-owned life insurance.

Employer-Owned Life Insurance.  The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied.  The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business.  Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of the new legislation to the proposed purchase.

Split Dollar Life Insurance.  A tax adviser should also be consulted with respect to the 2003 split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.  Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

Other Employee Benefit Programs.  Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners also must consider whether the Policy was applied for by, or issued to, a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the Beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult your legal adviser.

Policy Loan Interest.  Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy.

Our Taxes.  We are taxed as a life insurance company under part I of subchapter L of the Code. The operations of the Series Account are taxed as part of our operations.  Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies. As a result of the Omnibus Budget Reconciliation Act of 1990, we are generally required to capitalize and amortize certain Policy acquisition expenses over a ten year period rather than currently deducting such expenses. This so-called "deferred acquisition cost" tax ("DAC tax") applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for Great-West. We reserve the right to adjust the amount of a charge to Premium to compensate us for these anticipated higher corporate income taxes.

A portion of the expense charges applied to Premium is used to offset the federal, state or local taxes that we incur which are attributable to the Series Account or the Policy. We reserve the right to adjust the amount of this charge.

Summary.

•	We do not make any guarantees about the Policy's tax status.
•	We believe the Policy will be treated as a life insurance contract under federal tax laws.
•	Death benefits generally are not subject to federal income tax.
•	Investment gains are normally not taxed unless distributed to you before the Insured dies.
•	If you pay more Premiums than permitted under the seven-pay test, your Policy will be a MEC.
•	If your Policy becomes a MEC, partial withdrawals, Policy loans and surrenders may incur taxes and tax penalties.

Corporate Tax Shelter Requirements

The Company does not believe that any purchase of a Policy by an Owner pursuant to this offering will be subject to the tax shelter registration, customer list or reporting requirements under the Code and implementing regulations.  All Owners that are corporations are advised to consult with their own tax and/or legal counsel and advisers, to make their own determination as to the applicability of the disclosure requirements of IRC § 6011 and Treas. Reg. Section 1.6011-4 to their federal income tax returns.

Legal Proceedings

There are no pending legal proceedings that would have an adverse material effect on the Series Account or on GWFS. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

Legal Matters

Beverly A. Byrne, Chief Compliance Officer & Legal Counsel, Financial Services, of Great-West, has passed upon all matters of Colorado law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Colorado law.  The law firm of Jorden Burt LLP, 1025 Thomas Jefferson St., N.W., Suite 400, East Lobby, Washington, D.C. 20007-5208, serves as special counsel to Great-West with regard to the federal securities laws.

Financial Statements

Great-West's consolidated financial statements, which are included in the Statement of Additional Information (“SAI”), should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.

The SAI is a document that includes additional information about the Series Account, including the financial statements of both Great-West and of each of the D ivisions of the Series Account.  The SAI is incorporated by reference as a matter of law into the prospectus, which means that it is legally part of the prospectus.  The SAI is available upon request, without charge.  To request the SAI or other information about the Policy, or to make any inquires about the Policy, contact Great-West toll-free at 888-353-2654 or via email at keybizdirect@gwl.com.

Information about the Series Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.  Reports and other information about the Series Account are available on the SEC’s Internet site at http://www.sec.gov.  Copies of this information may be obtained, upon payment of a duplicating fee, by writing at the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.

Investment Company Act File No. 811-09201

Appendix A – Glossary of Terms

Unless otherwise defined in this prospectus, capitalized terms shall have the meaning set forth below.

Account Value – The sum of the value of your interests in the Divisions, the Fixed Account and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.

Attained Age – The age of the Insured, nearest birthday, as of the Policy Date and each Policy Anniversary thereafter.

Beneficiary – The person(s) named by the Owner to receive the Death Benefit Proceeds upon the death of the Insured.

Business Day – Any day that we are open for business.  We are open for business every day that the NYSE is open for trading.

Cash Surrender Value – is equal to:
(a)	Account Value on the effective date of the surrender; less
(b)	outstanding Policy loans and accrued loan interest, if any; less
(c)	any monthly cost of insurance charges.

Corporate Headquarters – Great-West Life & Annuity Insurance Company, 8515 East Orchard Road, Greenwood Village, Colorado 80111, or such other address as we may hereafter specify to you by written notice.

Death Benefit Proceeds – The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured.  This amount is the death benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any supplemental benefits.

Divisions – Divisions into which the assets of the Series Account are divided, each of which corresponds to and contains shares of a Fund.  Divisions may also be referred to as "investment divisions" or "sub-accounts" in the prospectus, SAI or Series Account financial statements.

Due Proof – Such evidence as we may reasonably require in order to establish that Death Benefit Proceeds are due and payable.

Effective Date – The date on which the first Premium payment is credited to the Policy.

Evidence of Insurability – Information about an Insured that is used to approve or reinstate this Policy or any additional benefit.

Fixed Account – A division of our General Account that provides a fixed interest rate.  This account is not part of and does not depend on the investment performance of the Sub-Accounts.  The Fixed Account is not an available option for Pre-2009 Policies.

Fund – An underlying mutual fund in which a Division invests.  Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.

General Account – All of our assets other than those held in a separate investment account.

Initial Premium – The initial Premium amount specified in a Policy.

Insured – The person whose life is insured under the Policy.

Issue Age – The Insured’s age as of the Insured’s birthday nearest the Policy Date.

Issue Date – The date on which we issue a Policy.

Loan Account – All outstanding loans plus credited loan interest held in the General Account of the Company.  The Loan Account is not part of the Series Account.

Loan Account Value – The sum of all outstanding loans plus credited loan interest for this Policy.

MEC – Modified Endowment Contract.  For more information regarding MECs, see “Modified Endowment Contracts” on page xx .

NYSE – New York Stock Exchange.

Owner – The person(s) named in the application who is entitled to exercise all rights and privileges under the Policy, while the Insured is living.  The purchaser of the Policy will be the Owner unless otherwise indicated in the application.

Policy Anniversary – The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Policy Date – The effective date of coverage under this Policy.  The Policy Months, Policy Years and Policy Anniversaries are measured from the Policy Date.

Policy Debt – The principal amount of any outstanding loan against the Policy plus accrued but unpaid interest on such loan.

Policy Month – The one-month period commencing on the same day of the month as the Policy Date.

Policy Year – The one-year period commencing on the Policy Date or any Policy Anniversary and ending on the next Policy Anniversary.

Pre-2009 Policy – A Policy issued before January 1, 2009.  Owners of a Pre-2009 Policy may continue to make additional premium payments.  For information about how the Pre-2009 Policy differs from the Policy that we currently offer, please see Appendix B.

Premiums – Amounts received and allocated to the Sub-Account(s) prior to any deductions.

Request – Any instruction in a form, written, telephoned or computerized, satisfactory to the Company and received in good order at the Corporate Headquarters from the Owner or the Owner’s assignee (as specified in a form acceptable to the Company) or the Beneficiary, (as applicable) as required by any provision of this Policy or as required by the Company.  The Request is subject to any action taken or payment made by the Company before it was processed.

SEC – The United States Securities and Exchange Commission.

Series Account – The segregated investment account established by the Company as a separate account under Colorado law named the COLI VUL –2 Series Account.  It is registered as a unit investment trust under the 1940 Act.

Sub-Account – Sub-division(s) of the Owner's Account Value containing the value credited to the Owner from the Series Account.

Surrender Benefit – Account Value less any outstanding Policy loans and less accrued loan interest.

Total Face Amount – The amount of life insurance coverage you request as specified in your Policy.

Transaction Date – The date on which any Premium payment or Request from the Owner will be processed by the Company.  Premium payments and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next Business Day.  Requests will be processed and the Sub-Account value will be valued on the day that the Premium payments or Request is received and the NYSE is open for trading.

Transfer – The moving of money from one or more Division(s) or the Fixed Account to one or more Division(s) or the Fixed Account.

Unit – An accounting unit of measurement that we use to calculate the value of each Division.

Unit Value – The value of each Unit in a Division.

Valuation Date – The date on which the net asset value of each Fund is determined.  A Valuation Date is each day that the NYSE is open for regular business.  The value of a Division’s assets is determined at the end of each Valuation Date (generally 4:00 p.m. EST/EDT).  To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.

Valuation Period – The period of time from one determination of Unit Values to the next following determination of Unit Values.  We will determine Unit Value for each Valuation Date as of the close of the NYSE (generally 4:00 p.m. EST/EDT) on that Valuation Date.

A-

Appendix B –
Information About How a Pre-2009 Policy and Optional Term Insurance Rider (Issued Prior to January 1, 2009) Differs from the Policy and Optional Rider that We are Currently Issuing

Prior to January 1, 2009, we issued and earlier version of this Policy (the “Pre-2009 Policy”).  The Pre-2009 Policy is no longer offered for sale.  However, many Pre-2009 Policies remain outstanding and most of the information in the prospectus is applicable.  However, this Appendix B explains the differences between the Pre-2009 Policy from the description in the rest of the prospectus.  If you own a Pre-2009 (issued prior to January 1, 2009), you should read this Appendix B for information as to your Pre-2009 Policy differs from the Policy described in the rest of the prospectus.

1.           Different Cost of Insurance Charge Amounts

Certain information as to how we calculate the cost of insurance changes for the Policy we are currently issuing is set forth under “Monthly Risk Rates” on page xx of the prospectus.  That discussion applies to the Pre-2009 policy with one exception.  References to the 2001 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table do not apply to the Pre-2009 Policy.  Instead, these statements would refer to the 1980 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table.

The cost of insurance charges under the Pre-2009 Policy differ from those charged under the Policy issued on or after January 1, 2009 as provided in the tables below.  Specifically, under the Pre-2009 Policy the minimum cost of insurance charge is $.08 per $1000 and under a Policy issued on or after January 1, 2009, the minimum cost of insurance charge is $.02 per $1000.

2.           Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Pre-2009 Policy.  The first table describes the fees and expenses that you will pay at the time that you buy the Pre-2009 Policy, surrender the Pre-2009 Policy, or Transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premium	Upon each Premium payment	Maximum: 6.5% of Premium Current: 5.5% of Premium up to target and 3.0% of Premium in excess of target
Partial Withdrawal Fee	Upon partial withdrawal	Maximum: $25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.
Change of Death Benefit Option Fee	Upon change of option	Maximum: $100 deducted from Account Value for each change of death benefit option.
Premium Tax	Upon each Premium payment	Maximum: 3.5% of Premium
Transfer Fee	At time of Transfer for all Transfers in excess of 12 made in the same calendar year	Maximum: $10/Transfer
Loan Interest	Upon issuance of Policy loan	Maximum: the Moody’s Corporate Bond Yield Average – Monthly Average Corporates

The next table describes the fees and expenses that you will pay periodically during the time that you own the Pre-2009 Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk2
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.08 per $1000. Maximum: $83.33 per $1000.
Cost of Insurance Charge for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.41 per $1000.
Mortality and Expense Risk Fees	Upon each Valuation Date	Guaranteed: 0.90% annually. Current: 0.40% for Policy Years 1-5, 0.25% for Policy Years 6-20, and 0.10% thereafter.
Service Charge	Monthly	Maximum: $15/month Current: $10.00/month, Policy Years 1-3 and $7.50/month, Policy Years 4+

2 The cost of insurance will vary based on individual characteristics.  The cost of insurance shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner of the Pre-2009 Policy will pay.  Owners may obtain more information about their particular cost of insurance by contacting us at 888-353-2654.

B-

Supplemental Benefit Charges

The charges for the rider you selected are deducted monthly from your Account Value as part of the Monthly Deduction described on page xx of this prospectus. The benefits provided under each rider are summarized in “Other Provisions and Benefits” beginning on page xx .

Change of Insured Rider	Upon change of Insured	Minimum: $100 per change. Maximum: $400 per change.
Change of Insured Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)		$400 per change.
Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.08 per $1000. Maximum COI: $83.33 per $1000.
Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.41 per $1000.

3.           Paid-Up Life Insurance

For the Pre-2009 Policy, if the Insured reached Attained Age 100 and the Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase “paid-up” insurance.  This is different from the age disclosed on pages x , xx and xx of the prospectus for the Policy that we are currently issuing.

4.           Term Life Insurance Rider

For the Pre-2009 Policy, the rider is renewable annually until the Insured’s Attained Age 100.  This is different from the age disclosed on page xx of the prospectus for the Policy that we are currently issuing.  In addition, the cost of insurance charges under the Pre-2009 Policy Term Life Insurance Rider differ from those charged under the Term Life Insurance Rider issued on or after January 1, 2009 as provided in the table above.  Specifically, under the Pre-2009 Policy Term Life Insurance Rider, the minimum cost of insurance charge is $.08 per $1000 and under a Term Life Insurance Rider issued on or after January 1, 2009, the minimum cost of insurance charge is $.02 per $1000.

5.           Fixed Account

For the Pre-2009 Policy, the Fixed Account is not an available investment option.

6.	Definition of Account Value

Because the Fixed Account is not an option for Pre-2009 Policies, the term of Account Value is defined as "the sum of the value of your interests in the Divisions and the Loan Account.  This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy."

COLI VUL-2 SERIES ACCOUNT

Flexible Premium Variable
Universal Life Insurance Policies

Issued by:

Great-West Life & Annuity Insurance Company
8515 East Orchard Road
Greenwood Village, Colorado 80111

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2010 , which is available without charge by contacting Great-West Life & Annuity Insurance Company at (888) 353-2654 or via e-mail at keybizdirect@gwl.com.

May 1, 2010

Table of Contents

General Information and History of Great-West and the Series Account B-3

State Regulation B-3

Independent Registered Public Accounting Firm B-3

Underwriters B-3

Underwriting Procedures B-4

Illustrations B-4

Financial Statements B-4

General Information and History of Great-West and the Series Account

Great-West Life & Annuity Insurance Company (“Great-West,” the “Company,” “we” or “us”) is a stock life insurance company that was originally organized under the laws of the state of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to our current name in February 1982. In September 1990, we redomesticated under the laws of Colorado.

We are authorized to do business in forty-nine states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company.  GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

We established the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”) in accordance with Colorado law on November 25, 1997. The Series Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

State Regulation

We are subject to the laws of Colorado governing life insurance companies and to regulation by Colorado’s Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations.  We are also subject to the insurance laws and regulations of all the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Independent Registered Public Accounting Firm

The financial statements of each of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company and the consolidated financial statements of Great-West Life & Annuity Insurance Company and subsidiaries included in this Prospectus and the related financial statement schedule included elsewhere in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement which report on the consolidated financial statements and financial statement schedule of Great-West Life & Annuity Insurance Company and subsidiaries expresses  an unqualified opinion and includes an explanatory paragraph referring to the change in accounting for the recognition and presentation of other-than temporary impairments for certain investments, as required by accounting guidance adopted on April 1, 2009, and both have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Underwriters

The offering of the Policy is made on a continuous basis by GWFS Equities, Inc. ("GWFS Equities"), an indirect wholly owned subsidiary of Great-West, whose principal business address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. GWFS Equities is registered with the SEC under the Securities Exchange Act of 1934 ("Exchange Act") as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

GWFS Equities has received no underwriting commissions in connection with this offering in each of the last three fiscal years.

Licensed insurance agents will sell the Policy in those states where the Policy may be lawfully sold.  Such agents will be registered representatives of broker-dealers registered under the Exchange Act, which are members of FINRA and which have entered into selling agreements with GWFS Equities. GWFS Equities also acts as the general distributor of certain annuity contracts issued by us.  The maximum sales commission payable to our agents, independent registered insurance agents and other registered broker-dealers is 70% of Premium up to the first year target Premium and 7% of the portion of the first year Premium above the target.  In addition, asset-based trail commissions may be paid.  A sales representative may be required to return all or a portion of the commissions paid if: (i) a Policy terminates prior to the second Policy Anniversary; or (ii) a Policy is surrendered for the Surrender Benefit within the first six Policy Years and applicable state insurance law permits a return of expense charge.

Underwriting Procedures

We will issue on a fully underwritten basis applicants up to 300% of our standard current mortality assumptions.  We will issue on a simplified basis based on case characteristics, such as required Policy size, average age of group and the industry of the group using our standard mortality assumptions.  We will issue on a guaranteed basis for larger groups based on case characteristics such as the size of the group, Policy size, average age of group, industry, and group location.

Illustrations

Upon Request, we will provide you an illustration of Cash Surrender Value, Account Value and death benefits.  The first illustration you Request during a Policy Year will be provided to you free of charge.  Thereafter, each additional illustration Requested during the same Policy Year will be provided to you for a nominal fee not to exceed $50.

Financial Statements

The consolidated financial statements of Great-West as contained herein should be considered only as bearing upon Great-West's ability to meet its obligations under the Policies, and they should not be considered as bearing on the investment performance of the Series Account.  The variable interest of Owners under the Policies are affected solely by the investment results of the Series Account. The financial statements of the Series Account are also included herein.

B-

Great-West Life & Annuity
Insurance Company
(a wholly-owned subsidiary of
GWL&A Financial Inc.)
Consolidated Balance Sheets as of December 31, 2009 and 2008 and Related Consolidated Statements of Income, Statements of Stockholder’s Equity and Statements of Cash Flows for Each of the Three Years in the Period Ended December 31, 2009 and Report of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Great-West Life & Annuity Insurance Company
Greenwood Village, Colorado

We have audited the accompanying consolidated balance sheets of Great-West Life & Annuity Insurance Company and subsidiaries (the “Company”) as of December 31, 2009 and 2008, and the related consolidated statements of income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2009.  Our audits also included the financial statement schedule listed in the Index at Item 15.  These consolidated financial statements and financial statement schedule are the responsibility of the Company’s management.  Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

As discussed in Note 2, the Company changed its accounting for the recognition and presentation of other-than-temporary impairments for certain investments, as required by accounting guidance adopted on April 1, 2009.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
February 19, 2010

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Balance Sheets
December 31, 2009 and 2008
(In Thousands, Except Share Amounts)

	December 31,
	2009	2008
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost $14,117,799 and $13,394,675)	$13,917,813	$11,973,536
Fixed maturities, held for trading, at fair value (amortized cost $135,425 and $39,803)	140,174	38,834
Mortgage loans on real estate (net of allowances of $14,854 and $8,834)	1,554,132	1,380,101
Equity investments, available-for-sale, at fair value (cost $18,860 and $16,330)	25,679	17,790
Policy loans	3,971,833	3,979,094
Short-term investments, available-for-sale (cost approximates fair value)	488,480	366,370
Limited partnership and limited liability corporation interests	253,605	293,956
Other investments	24,312	31,992
Total investments	20,376,028	18,081,673

Other assets:
Cash	170,978	28,352
Reinsurance receivable	573,963	546,491
Deferred acquisition costs and value of business acquired	481,044	714,031
Investment income due and accrued	225,449	145,775
Premiums in course of collection	9,015	8,309
Deferred income taxes	125,878	577,799
Collateral under securities lending agreements	38,296	43,205
Due from parent and affiliates	196,697	41,793
Goodwill	105,255	105,255
Other intangible assets	29,632	33,824
Other assets	491,471	603,091
Assets of discontinued operations	87,719	124,089
Separate account assets	18,886,901	15,121,943
Total assets	$41,798,326	$36,175,630

See notes to consolidated financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Balance Sheets
December 31, 2009 and 2008
(In Thousands, Except Share Amounts)

	December 31,
	2009	2008
Liabilities and stockholder's equity
Policy benefit liabilities:
Future policy benefits	$18,972,560	$18,105,648
Policy and contract claims	286,176	290,288
Policyholders' funds	358,795	320,320
Provision for policyholders' dividends	69,494	70,700
Undistributed earnings on participating business	3,580	1,614
Total policy benefit liabilities	19,690,605	18,788,570

General liabilities:
Due to parent and affiliates	537,563	533,870
Repurchase agreements	491,338	202,079
Commercial paper	97,613	97,167
Payable under securities lending agreements	38,296	43,205
Other liabilities	618,508	655,576
Liabilities of discontinued operations	87,719	124,089
Separate account liabilities	18,886,901	15,121,943
Total liabilities	40,448,543	35,566,499

Commitments and contingencies (Note 20)

Stockholder's equity:
Preferred stock, $1 par value, 50,000,000 shares authorized; none issued and outstanding	-	-
Common stock, $1 par value, 50,000,000 shares authorized; 7,032,000 shares issued and outstanding	7,032	7,032
Additional paid-in capital	761,330	756,912
Accumulated other comprehensive income (loss)	(132,721)	(762,673)
Retained earnings	714,142	607,860
Total stockholder's equity	1,349,783	609,131
Total liabilities and stockholder's equity	$41,798,326	$36,175,630

See notes to consolidated financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Income
Years Ended December 31, 2009, 2008 and 2007
(In Thousands)

	Year Ended December 31,
	2009	2008	2007
Revenues:
Premium income, net of premiums ceded of $48,761, $37,176 and $1,432,360	$560,252	$525,137	$(857,267)
Fee income	386,201	429,221	463,265
Net investment income	1,149,084	1,078,469	1,139,541
Realized investment gains (losses), net:
Total other-than-temporary losses recognized	(112,764)	(91,398)	(34,874)
Less: Non-credit portion of other-than-temporary losses transferred to and recognized in other comprehensive income	13,422	-	-
Net other-than-temporary losses recognized in earnings	(99,342)	(91,398)	(34,874)
Other realized investment gains, net	31,802	69,702	32,846
Total realized investment gains (losses), net	(67,540)	(21,696)	(2,028)
Total revenues	2,027,997	2,011,131	743,511
Benefits and expenses:
Life and other policy benefits, net of reinsurance recoveries of $47,077, $42,380and $39,640	590,456	605,111	624,381
Increase (decrease) in future policy benefits	109,728	(38,354)	(1,460,523)
Interest paid or credited to contractholders	552,620	515,428	497,438
Provision (benefit) for policyholders' share of earnings on participating business (Note 4)	1,245	(206,415)	20,296
Dividends to policyholders	72,755	71,818	93,544
Total benefits	1,326,804	947,588	(224,864)
General insurance expenses	429,143	429,695	432,426
Amortization of deferred acquisition costs and value of business acquired	65,998	52,699	135,570
Interest expense	37,508	39,804	41,713
Total benefits and expenses, net	1,859,453	1,469,786	384,845
Income from continuing operations before income taxes	168,544	541,345	358,666
Income tax expense	46,108	95,838	118,791
Income from continuing operations	122,436	445,507	239,875
Income from discontinued operations, net of income taxes of $ - , $388,836and $85,707	-	652,788	178,853
Net income	$122,436	$1,098,295	$418,728

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2009, 2008 and 2007
(In Thousands)

			Accumulated Other
			Comprehensive Income (Loss)
	Common	Additional Paid-in	Unrealized Gains (Losses)	Employee Benefit Plan	Retained
	Stock	Capital	on Securities	Adjustments	Earnings	Total
Balances, January 1, 2007	$7,032	$737,857	$(15,708)	$(30,829)	$1,474,517	$2,172,869
Net income					418,728	418,728
Other comprehensive income (loss), net of income taxes:
Net change in unrealized gains			9,903			9,903
Employee benefit plan adjustment				34,998		34,998
Total comprehensive income						463,629
Impact of adopting ASC section 815-15-25 "Derivatives and Hedging - Embedded Derivatives - Recognition" to derivative instruments			118		(3)	115
Impact of adopting ASC section 740-10-25 "Income
Taxes - Overall - Recognition" to accounting for income tax uncertainties					(6,195)	(6,195)
Dividends					(604,983)	(604,983)
Capital contribution - stock-based compensation		3,816				3,816
Income tax benefit on stock-based compensation		5,860				5,860
Balances, December 31, 2007	7,032	747,533	(5,687)	4,169	1,282,064	2,035,111
Net income					1,098,295	1,098,295
Other comprehensive income (loss), net of income taxes:
Net change in unrealized gains (losses)			(685,907)			(685,907)
Employee benefit plan adjustment				(75,248)		(75,248)
Total comprehensive income						337,140
Impact of adopting ASC section 715-20-65 "Defined
Benefit Plans" measurement date provisions					(206)	(206)
Dividends					(1,772,293)	(1,772,293)
Capital contribution - stock-based compensation		5,123				5,123
Income tax benefit on stock-based compensation		4,256				4,256
Balances, December 31, 2008	7,032	756,912	(691,594)	(71,079)	607,860	609,131
Net income					122,436	122,436
Other comprehensive income (loss), net of income taxes:
Non-credit component of impaired losses on fixed maturities available-for-sale			(4,367)			(4,367)
Net change in unrealized gains (losses)			614,379			614,379
Employee benefit plan adjustment				28,468		28,468
Total comprehensive income						760,916
Impact of adopting ASC section 320-10-65 "Investments -
Debt and Equity Securities" on available-for-sale securities, net of tax			(8,528)		8,528	-
Dividends					(24,682)	(24,682)
Capital contribution - stock-based compensation		2,181				2,181
Income tax benefit on stock-based compensation		2,237				2,237
Balances, December 31, 2009	$7,032	$761,330	$(90,110)	$(42,611)	$714,142	$1,349,783

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2009, 2008 and 2007
(In Thousands)

	Year Ended December 31,
	2009	2008	2007
Cash flows from operating activities:
Net income	$122,436	$1,098,295	$418,728
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Earnings allocated to participating policyholders	1,245	(206,415)	20,296
Amortization of premiums / (accretion) of discounts on investments, net	(59,048)	(55,161)	(58,067)
Net realized (gains) losses on investments	67,540	24,205	(2,155)
Net purchases of trading securities	(97,474)	(18,869)	(20,825)
Interest credited to contractholders	546,429	510,996	493,049
Depreciation and amortization	83,951	75,220	176,560
Deferral of acquisition costs	(80,977)	(65,108)	(73,062)
Deferred income taxes	125,525	5,525	(5,239)
Income from discontinued operations	-	(681,528)	-
Changes in assets and liabilities:
Policy benefit liabilities	59,227	(325,306)	(407,250)
Reinsurance receivable	8,898	(158,532)	(106,382)
Accrued interest and other receivables	(80,380)	(8,388)	26,695
Other, net	(86,254)	138,089	46,513
Net cash provided by operating activities	611,118	333,023	508,861

Cash flows from investing activities:
Proceeds from sales, maturities and redemptions of investments:
Fixed maturities available-for-sale	3,625,569	4,056,869	4,052,791
Mortgage loans on real estate	96,258	112,760	159,959
Equity investments and other limited partnership interests	52,144	46,860	51,596
Purchases of investments:
Fixed maturities available-for-sale	(4,026,580)	(3,742,716)	(4,015,650)
Mortgage loans on real estate	(282,252)	(297,715)	(228,746)
Equity investments and other limited partnership interests	(14,316)	(13,421)	(35,372)
Acquisitions, net of cash acquired	-	-	(15,208)
Net change in short-term investments	(400,781)	81,143	1,132,840
Net change in repurchase agreements	289,259	63,542	(625,242)
Other, net	101,734	(98,662)	(36,643)
Proceeds from the disposition of Healthcare segment, net of cash disposed, direct expenses and income taxes	-	846,759	-
Net cash provided by (used in) investing activities	(558,965)	1,055,419	440,325

See notes to consolidated financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2009, 2008 and 2007
(In Thousands)

	Year Ended December 31,
	2009	2008	2007
Cash flows from financing activities:
Contract deposits	$1,921,471	$1,921,238	$1,228,154
Contract withdrawals	(1,660,454)	(1,465,420)	(1,491,994)
Change in due to parent and affiliates	(168,402)	(6,389)	(31,483)
Dividends paid	(24,682)	(1,772,293)	(604,983)
Net commercial paper borrowings	446	1,500	647
Change in bank overdrafts	19,857	(108,418)	(23,523)
Income tax benefit of stock option exercises	2,237	4,256	5,860
Net cash used in financing activities	90,473	(1,425,526)	(917,322)

Net increase (decrease) in cash	142,626	(37,084)	31,864
Cash, continuing and discontinued operations, beginning of year	28,352	65,436	33,572
Cash, continuing and discontinued operations, end of year	170,978	28,352	65,436
Less cash, discontinued operations, end of year	-	-	(10,622)
Cash, end of year	$170,978	$28,352	$54,814

Supplemental disclosures of cash flow information:
Net cash paid (received) during the year for:
Income taxes	$(44,878)	$390,897	$121,847
Income tax payments withheld and remitted to taxing authorities	55,055	56,637	53,264
Interest	37,508	39,804	41,713

Non-cash investing and financing transactions during the years:
Share-based compensation expense	$2,181	$5,123	$3,816
Return of invested reinsurnace assets to The Canada Life Assurance Company (See Note 5)	-	-	1,608,909
Fair value of assets acquired in settlement of fixed maturity investments	-	6,388	-

See notes to consolidated financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

1. Organization, Basis of Presentation and Significant Accounting Policies

Organization - Great-West Life & Annuity Insurance Company (“GWLA”) and its subsidiaries (collectively, the “Company”) is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company formed in 1998.  GWL&A Financial is a wholly-owned subsidiary of Great-West Lifeco U.S. Inc. (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”).  The Company offers a wide range of life insurance, retirement and investment products to individuals, businesses and other private and public organizations throughout the United States.  The Company is an insurance company domiciled in the State of Colorado and is subject to regulation by the Colorado Division of Insurance.

Basis of presentation - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Significant estimates are required to account for valuation of investments and other-than-temporary impairments, recognition of income on certain investments, valuation and accounting for derivative instruments, goodwill, deferred acquisition costs and value of business acquired, policy and contract benefits and claims, employee benefits plans and taxes on income.  Actual results could differ from those estimates.

The consolidated financial statements include the accounts of the Company and its subsidiaries.  Intercompany transactions and balances have been eliminated in consolidation.

Significant Accounting Policies

Investments - Investments are reported as follows:

1.
The Company classifies the majority of its fixed maturity and all of its equity investments as available-for-sale and records them at fair value with the related net unrealized gain or loss, net of policyholder related amounts and deferred taxes, in accumulated other comprehensive income (loss) in the stockholder’s equity section of the consolidated balance sheets. Net unrealized gains and losses related to participating contract policies that cannot be distributed are recorded as undistributed earnings on participating business in the Company’s consolidated balance sheets.  The Company recognizes the acquisition of its fixed maturity and equity investments on a trade date basis.

Premiums and discounts are recognized as a component of net investment income using the scientific interest method. Realized gains and losses are included in net realized investment gains (losses). Declines in value determined to be other-than-temporary are included in total other-than-temporary impairment losses recognized.

The Company purchases fixed maturity securities which are classified as held for trading.  Assets in the held for trading category are carried at fair value with changes in fair value reported in net investment income.

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned.  Prepayments on all mortgage-backed and asset-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

2.
Mortgage loans on real estate are commercial loans and are carried at their unpaid balances adjusted for any unamortized premiums or discounts and allowances for credit losses.  Interest income is accrued on the unpaid principal balance.  Discounts and premiums are amortized to net investment income using the scientific interest method.  Accrual of interest is discontinued on any impaired loans where collection of interest is doubtful.

The Company maintains an allowance for credit losses at a level that, in management’s opinion, is sufficient to absorb credit losses on its impaired loans.  Management’s judgment is based upon  situational analysis of each individual loan and may consider past loss experience and current and projected economic conditions.  The measurement of impaired loans is based upon the fair value of the underlying collateral.

3.
Equity investments classified as available-for-sale are carried at fair value with net unrealized gains and losses, net of deferred taxes, reported as accumulated other comprehensive income (loss) in the stockholder’s equity section of the Company’s consolidated balance sheets.  The Company uses the equity method of accounting for investments in which it has more than a minor interest and has influence in the entity’s operating and financial policies, but does not have a controlling interest.  Realized gains and losses are included in net realized gains (losses) on investments. Declines in value, determined to be other-than-temporary, are included in total other-than-temporary impairment losses recognized.

4.
Limited partnership interests are accounted for using the cost method of accounting.  The Company uses this method since it has a minor equity interest and virtually no influence over the entity’s operations.  Also included in limited partnership interests are limited partnerships established for the purpose of investing in low-income housing that qualify for federal and state tax credits.  These securities are carried at amortized cost as determined using the effective yield method.

5.	Policy loans are carried at their unpaid balances.

6.
Short-term investments include securities purchased with initial maturities of one year or less and are carried at amortized cost, which approximates fair value.  The Company classifies its short-term investments as available-for-sale.

7.	Gains and losses realized on disposal of investments are determined on a specific identification basis. See item 10 below for a description of realization of other-than-temporary impairments.

8.
The Company may employ a trading strategy that involves the sale of securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price.  Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return.  The difference between the sales price and the future repurchase price is recorded as an adjustment to net investment income.  During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold.  Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or becomes insolvent.  In such cases, the Company’s right to repurchase the security may be restricted.  Amounts owed to brokers under these arrangements are included in repurchase agreements in the accompanying consolidated balance sheets. The liability is collateralized by securities with approximately the same fair value.

9.
The Company receives collateral for lending securities that are held as part of its investment portfolio.  The Company requires collateral in an amount greater than or equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned.  Such collateral is used to replace the securities loaned in event of default by the borrower.  The Company’s securities lending transactions are accounted for as collateralized borrowings.  Collateral is defined as government securities, letters of credit and/or cash collateral.  The borrower can return and the Company can request the loaned securities at any time.  The Company maintains ownership of the loaned securities at all times and is entitled to receive from the borrower any payments for interest or dividends received on such securities during the loan term.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

10.
One of the significant estimates inherent in the valuation of investments is the evaluation of investments for other-than-temporary impairments.  The evaluation of impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in the fair value of investments should be recognized in current period earnings.  The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition or near term recovery prospects, the effects of changes in interest rates or credit spreads and the recovery period.  The Company’s accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary.  If management either (a) has the intent to sell the fixed maturity investment or (b) it is more likely than not the Company will be required to sell the fixed maturity investment before its anticipated recovery, a charge is recorded in net realized losses on investments equal to the difference between the fair value and cost or amortized cost basis of the security.  If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the fixed maturity investment prior to impairment) is less than the amortized cost basis of the fixed maturity investment (referred to as the credit loss portion), an other-than-temporary impairment is considered to have occurred.  In this instance, total other-than-temporary impairment is bifurcated into two components: the amount related to the credit loss, which is recognized in earnings; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss).  After the recognition of an other-than-temporary impairment, the fixed maturity investment is accounted for as if it had been purchased on the measurement date of the other-than-temporary impairment, with an amortized cost basis equal to the previous amortized cost basis less the other-than-temporary impairment recognized in earnings.

If management does not have the ability and intent to hold an impaired available-for-sale equity investment for a period of time sufficient to allow for the recovery of its value to an amount equal or greater than its cost, then the investment shall be deemed other-than-temporarily impaired.  An impairment loss is recorded in earnings for the difference between the equity investment’s cost and fair value at the balance sheet date of the reporting period for which the assessment is made.

Derivative financial instruments - All derivatives, whether designated in hedging relationships or not, are recorded on the consolidated balance sheets in other assets and other liabilities at fair value.  Accounting for the ongoing changes in the fair value of a derivative depends upon the intended use of the derivative and its designation as determined when the derivative contract is entered into.  If the derivative is designated as a fair value hedge, the changes in its fair value and of the fair value of the hedged item attributable to the hedged risk are recognized in earnings in net investment income.  If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income (loss) in the Company’s consolidated balance sheets and are recognized in the consolidated income statements when the hedged item affects earnings.  Changes in the fair value of derivatives not qualifying for hedge accounting and the over effective portion of cash flow hedges are recognized in net investment income in the period of the change.  Certain derivatives in a net asset position have cash pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held directly by the Company.  This unrestricted cash collateral is included in other assets and the obligation to return is included in other liabilities.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Cash - Cash includes only amounts in demand deposit accounts.

Bank overdrafts - The Company’s cash management system provides for the reimbursement of all major bank disbursement accounts on a daily basis.  Checks issued but not yet presented to banks for payment can result in overdraft balances for accounting purposes and are included in other liabilities in the accompanying consolidated balance sheets.  At December 31, 2009 and 2008, these liabilities were $28,674 and $8,817, respectively.

Internal use software – Purchased software costs, as well as certain internal and external costs incurred to develop internal use computer software during the application development stage are capitalized.  Capitalized internal use software development costs, net of accumulated amortization, in the amounts of $20,590 and $14,944, are included in other assets at December 31, 2009 and 2008, respectively.  The Company capitalized $8,014, $2,324 and $3,504 of internal use software development costs during the years ended December 31, 2009, 2008 and 2007, respectively.

Deferred acquisition costs and value of business acquired - Deferred acquisition costs (“DAC”), which primarily consists of sales commissions and costs associated with the Company’s sales representatives related to the production of new business or through the acquisition of insurance or annuity contracts through indemnity reinsurance transactions, have been deferred to the extent recoverable.  The value of business acquired (“VOBA”) represents the estimated fair value of insurance or annuity contracts acquired either directly through the acquisition of another insurance company or through the acquisition of insurance or annuity contracts through assumption reinsurance transactions.  The recoverability of such costs is dependent upon the future profitability of the related business.  DAC and VOBA associated with the annuity products and flexible premium universal life insurance products are being amortized over the life of the contracts in proportion to the emergence of gross profits.  Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits.  DAC and VOBA associated with traditional life insurance are amortized over the premium-paying period of the related policies in proportion to premium revenues recognized.  See Note 9 for additional information regarding deferred acquisition costs and the value of business acquired.

Goodwill and other intangible assets - Goodwill is the excess of cost over the fair value of assets acquired and liabilities assumed in connection with an acquisition and is considered an indefinite lived asset and therefore is not amortized.  The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test.  If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income in the period in which the impairment is identified.  There were no impairments of goodwill recognized during the years ended December 31, 2009, 2008 or 2007.

Other intangible assets represent the estimated fair value of the portion of the purchase price that was allocated to the value of customer relationships and preferred provider relationships in various acquisitions.  These intangible assets have been assigned values using various methodologies, including present value of projected future cash flows, analysis of similar transactions that have occurred or could be expected to occur in the market, and replacement or reproduction cost.  The initial valuations of these intangible assets were supported by an independent valuation study that was commissioned by the Company and executed by qualified valuation experts.  Other identified intangible assets with finite lives are amortized over their estimated useful lives, which initially ranged from 4 to 14 years (weighted average 13 years), primarily based upon the cash flows generated by these assets.

Separate accounts - Separate account assets and related liabilities are carried at fair value in the accompanying consolidated balance sheets.  The Company’s separate accounts invest in shares of Maxim Series Fund, Inc. and Putnam Funds, open-end management investment companies, which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.  Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and, therefore, are not included in the Company’s consolidated statements of income.  Revenues to the Company from the separate accounts consist of contract maintenance fees, administrative fees and mortality and expense risk charges.  The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company.  During the years ended December 31, 2009 and 2008, these purchases totaled $149,302 and $64,723, respectively.  As the general account investment contracts are also included in the separate account balances in the accompanying consolidated balance sheets, the Company has reduced the separate account assets and liabilities by $364,233 and $265,299 at December 31, 2009 and 2008, respectively, to eliminate these amounts in its consolidated balance sheets at those dates.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Life insurance and annuity future benefits - Life insurance and annuity future benefits with life contingencies in the amounts of $11,807,570 and $11,322,866 at December 31, 2009 and 2008, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses and retrospective experience rating premium refunds.  Annuity contract benefits without life contingencies in the amounts of $7,117,591 and $6,736,101 at December 31, 2009 and 2008, respectively, are established at the contractholder’s account value.

Reinsurance - The Company enters into reinsurance transactions as both a provider and purchaser of reinsurance.  In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts.  For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards.  If the Company determines that a reinsurance agreement does not provide indemnification against loss or liability relating to insurance risk, the Company records the agreement using the deposit method of accounting.  The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

Policy benefits and policy and contract claims ceded to other insurance companies are carried as a reinsurance receivable in the accompanying consolidated balance sheets.  The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims - Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement.  The provision for claims incurred but not reported is valued based primarily on the Company’s prior experience.  The claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

Participating business - The Company has participating policies in which the policyholder shares in the Company’s earnings through policyholder dividends that reflect the difference between the assumptions used in the premium charged and the actual experience on those policies.  The amount of dividends to be paid is determined by the Board of Directors.

Participating life and annuity policy benefits are $6,354,261 and $6,155,890 at December 31, 2009 and 2008, respectively.  Participating business approximates 9% of the Company’s individual life insurance in-force at December 31, 2009 and 2008 and 19%, 24% and 32% of individual life insurance premium income for the years ended December 31, 2009, 2008 and 2007, respectively.  The policyholder’s share of net income on participating policies that cannot be distributed is excluded from stockholder’s equity by a charge to operations and a credit to a liability.

The Company had established a Participating Policyholder Experience Account (“PPEA”) for the benefit of all participating policyholders, which was included in the accompanying consolidated balance sheets at December 31, 2007.  The Company had also established a Participation Fund Account (“PFA”) for the benefit of the participating policyholders previously assumed from The Great-West Life Assurance Company (“GWL”) under an assumption reinsurance transaction.  The PFA was part of the PPEA.  As discussed in Note 4, on January 1, 2008, the Company was no longer required to maintain the PPEA.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Recognition of premium and fee income and benefits and expenses - Life insurance premiums are recognized when due.  Annuity contract premiums with life contingencies are recognized as received.    Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance and contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned.  Fees from assets under management, which consist of contract maintenance fees, administration fees and mortality and expense risk charges, are recognized when due.  Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts.   Premiums and policyholder benefits and expenses are presented net of reinsurance.

Net investment income - Interest and dividend income from fixed maturities and mortgage loans on real estate is recognized when earned.  Net investment income on equity securities available-for-sale is primarily comprised of dividend income and is recognized on ex-dividend date.

Net realized gains and losses on investments and derivative financial instruments - Net realized gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis.  Net realized gains and losses also result from the termination of derivative contracts prior to expiration that are not designated as hedges for accounting purposes and certain fair-value hedge relationships.  Impairments are recognized as other-than-temporary impairment losses when investment losses in value are deemed other-than-temporary.  Non-credit impairments are reclassified to accumulated other comprehensive income (loss).

Income taxes - Income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s consolidated financial statements or consolidated tax returns.  In estimating future tax consequences, all expected future events, other than the enactments or changes in the tax laws or rules, are considered.  Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized.

Share-based compensation - Lifeco maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company.  The Company uses the fair value method to recognize the cost of share-based employee compensation under the Lifeco plan.

Regulatory requirements - In accordance with the requirements of the Colorado Division of Insurance, GWLA must demonstrate that it maintains adequate capital.  At December 31, 2009 and 2008, GWLA was in compliance with the requirement.  See Note 12.

In accordance with the requirements of the regulatory authorities in the states in which the Company conducts its business, it is required to maintain deposits with those authorities for the purpose of security for policy and contractholders.  The Company fulfills this requirement generally with the deposit of United States government obligations.

2.  Application of Recent Accounting Pronouncements

Recently adopted accounting pronouncements

In June 2009, the Financial Accounting Standards Board (the “FASB”) issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No. 162” (“SFAS No. 168”).  SFAS No. 168 establishes the FASB Accounting Standards CodificationTM (the “ASC”) as the single source of authoritative accounting principles recognized by the FASB to be applied in the preparation of financial statements in conformity with generally accepted accounting principles in the United States (“GAAP”) applied by nongovernmental entities.  All previously issued GAAP authoritative pronouncements are superseded and replaced by the ASC and are considered non-authoritative.  The ASC also established that rules and interpretative releases of the Securities and Exchange Commission (the “SEC”) under authority of federal securities laws are also sources of GAAP for SEC registrants.  SFAS No. 168 and the ASC are effective for interim or annual financial periods ending after September 15, 2009.  The Company adopted SFAS No. 168 and the ASC for its fiscal quarter ended September 30, 2009.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

In February 2006, the FASB issued Statement of Financial Accounting Standards No. 155, “Accounting for Certain Hybrid Financial Instruments” (“SFAS No. 155”).  Effective July 1, 2009, SFAS No. 155 was superseded and replaced by certain provisions of ASC topic 815, “Derivatives and Hedging” (“ASC topic 815”). These provisions of ASC topic 815 permit any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation to be carried at fair value in its entirety, with changes in fair value recognized in earnings.  In addition, these provisions of ASC topic 815 require that beneficial interests in securitized financial assets be analyzed to determine whether they are freestanding derivatives or contain an embedded derivative.  These provisions of ASC topic 815 are applicable to new or modified financial instruments in fiscal years beginning after September 15, 2006, however they may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis.  The Company adopted these provisions on January 1, 2007.  The adoption increased stockholder’s equity by $115.

In June 2006, the FASB issued Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  Effective July 1, 2009, FIN 48 was superseded and replaced by certain provisions of ASC topic 740, “Income Taxes” (“ASC topic 740”).  These provisions of ASC topic 740 clarify the accounting for uncertainty in income taxes.  In addition, they prescribe a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken in a tax return.  They also provide guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  These provisions of ASC topic 740 are effective for fiscal years beginning after December 15, 2006. The Company adopted these provisions on January 1, 2007. The adoption decreased stockholder’s equity by $6,195.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”).  Effective July 1, 2009, SFAS No. 157 was superseded and replaced by certain provisions of ASC topic 820, “Fair Value Measurements and Disclosures” (“ASC topic 820”).    These provisions enhance guidance for using fair value to measure assets and liabilities.  These provisions also provide expanded information about the extent to which a company measures assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings.  These provisions of ASC topic 820 are applicable whenever other authoritative pronouncements require or permit assets or liabilities to be measured at fair value and are effective for fiscal years beginning after November 15, 2007.  The Company adopted these provisions on January 1, 2008.  The adoption did not have a material impact on the Company’s financial position or results of its operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” (“SFAS No. 158”).  Effective July 1, 2009, SFAS No. 158 was superseded and replaced by certain provisions of ASC topic 715, “Compensation – Retirement Benefits” (“ASC topic 715”).  For fiscal years ending after December 15, 2006, these provisions of ASC topic 715 require a company to recognize in its balance sheet an asset for a defined benefit postretirement plan’s overfunded status or a liability for a plan’s underfunded status and recognize changes in the funded status of a defined benefit postretirement plan in the other comprehensive income section of stockholder’s equity in the year in which the changes occur, and provide additional disclosures. The Company adopted the recognition and disclosure provisions of these provisions of ASC topic 715 as of December 31, 2006, decreasing accumulated other comprehensive income (loss) by $6,734.  In addition, for fiscal years ended after December 15, 2008, these provisions of ASC topic 715 require a company to measure a defined benefit postretirement plan’s assets and obligations that determine its funded status as of the end of its fiscal year.  The Company adopted these measurement provisions for its fiscal year ended December 31, 2008, decreasing stockholder’s equity by $206. The adoption did not affect the results of operations for the years ended December 31, 2008, 2007, or 2006.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115” (“SFAS No.159”).  Effective July 1, 2009, SFAS No. 159 was superseded and replaced by certain provisions of ASC topic 825, “Financial Instruments” (“ASC topic 825”).  These provisions of ASC topic 825 permit an entity to measure financial instruments and certain other items at estimated fair value.  Most of these provisions are elective; however, certain amendments to ASC topic 320, “Investments - Debt and Equity Securities” (“ASC topic 320”) apply to all entities that own trading and available-for-sale securities.  The fair value option permits an entity to measure eligible items at fair value as of specified election dates.  The fair value option (a) may generally be applied instrument by instrument, (b) is irrevocable unless a new election date occurs, and (c) must be applied to the entire instrument and not to only a portion of the instrument.  These provisions of ASC topic 825 are effective as of the beginning of the first fiscal year that begins after November 15, 2007. The Company adopted these provisions on January 1, 2008.  The adoption did not have an impact on the Company’s financial position or results of its operations.

In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141(R), “Business Combinations” (“SFAS No. 141(R)”) and Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51” (“SFAS No. 160”).  Effective July 1, 2009, SFAS No. 141(R) was superseded and replaced by certain provisions of ASC topic 805, “Business Combinations” (“ASC topic 805”).  Effective July 1, 2009, SFAS No. 160 was superseded and replaced by certain provisions of ASC topic 810, “Consolidation”, (“ASC topic 810”).  These provisions of the codification topics change the accounting for and reporting of business combination transactions and non-controlling (minority) interests in consolidated financial statements.  Some of the significant changes include the recognition of 100% percent of the fair value of assets acquired, liabilities assumed and non-controlling interest of acquired businesses; recognition of contingent consideration arrangements at their acquisition date fair values, with subsequent changes in fair value reflected in net income; recognition of acquisition related transaction costs as expense when incurred; and recognition of acquisition related restructuring cost accruals in acquisition accounting only if certain criteria are met as of the acquisition date.  These provisions of ASC topic 805 and ASC topic 810 are required to be adopted simultaneously and are effective for fiscal years beginning after December 15, 2008.  The Company adopted these provisions of the codification topics for its fiscal year beginning January 1, 2009.  The adoption of these provisions of ASC topic 805 and ASC topic 810 did not have an impact on the Company’s consolidated financial position or the results of its operations.

In February 2008, the FASB issued Staff Position No. 157-2, “Effective Date of FASB Statement No. 157” (“FSP No. 157-2”).  Effective July 1, 2009, FSP No. 157-2 was superseded and replaced by certain provisions of ASC topic 820, “Fair Value Measurements and Disclosures” (“ASC topic 820”).  These provisions of ASC topic 820 defer the effective date for all nonrecurring fair value measurements of non-financial assets and non-financial liabilities until fiscal years beginning after November 15, 2008.  Non-financial assets include assets associated with business acquisitions and impairment testing of tangible and intangible assets.  The Company adopted these provisions of ASC topic 820 for its fiscal year beginning January 1, 2009.  The adoption of these provisions of ASC topic 820 did not have a material impact on the Company’s consolidated financial position or the results of its operations.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures About Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (“SFAS No. 161”).  Effective July 1, 2009, SFAS No. 161 was superseded and replaced by certain provisions of ASC topic 815, “Derivatives and Hedging” (“ASC topic 815”).  These provisions of ASC topic 815 apply to all derivative instruments and related hedged items.  These provisions of ASC topic 815 require entities to provide enhanced disclosures regarding (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for and (c) how derivative instruments and related hedged items affect an entity’s financial position, results of operations and cash flows.  These provisions of ASC topic 815 are effective for fiscal years beginning after November 15, 2008.  The Company adopted these provisions of ASC topic 815 for its fiscal year beginning January 1, 2009.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

In April 2008, the FASB issued Staff Position No. FAS 142-3, “Determination of the Useful Life of Intangible Assets” (“FSP FAS No. 142-3”).  Effective July 1, 2009, FSP FAS No. 142-3 was superseded and replaced by certain provisions of ASC topic 350, “Intangibles - Goodwill and Other” (“ASC topic 350”).  These provisions of ASC topic 350 require, among other things, the amendment of factors that must be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset.  In determining the useful life of an intangible asset for amortization purposes, an entity shall consider, among other things, the periods of expected cash flows, adjusted for certain entity-specific factors.  These provisions of ASC topic 350 are effective for fiscal years beginning after December 15, 2008.  The Company adopted these provisions of ASC topic 350 for its fiscal year beginning January 1, 2009.  The adoption of these provisions of ASC topic 350 did not have an impact on the Company’s consolidated financial position or the results of its operations.

In October 2008, the FASB issued Staff Position No. 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active” (“FSP No. 157-3”).  Effective July 1, 2009, FSP No. FAS 157-3 was superseded and replaced by certain provisions of ASC topic 820.     These provisions of ASC topic 820 apply to financial assets within the scope of accounting pronouncements that require or permit fair value measurements.  These provisions of ASC topic 820 clarify when a market that is not active and provide an example to illustrate key conditions in determining the fair value of a financial asset when the market for that financial asset is not active.  These provisions became effective upon issuance including prior periods for which financial statements have not been issued.  The Company adopted these provisions effective September 30, 2008.   The adoption did not have a material impact on the Company’s financial position or results of its operations.

In December 2008, the FASB issued Staff Position No. FAS 132(R)-1, “Employers’ Disclosures About Postretirement Benefit Plan Assets” (“FSP No. FAS 132(R)-1”).  Effective July 1, 2009, FSP No. FAS 132(R)-1 was superseded and replaced by certain provisions of ASC topic 715, “Compensation - Retirement Benefits” (“ASC topic 715”).  Certain provisions of ASC topic 715 require, among other things, additional disclosures about assets held in an employer’s defined benefit pension plan including disclosures regarding investment policies and strategies, categories of plan assets, fair value measurements of plan assets and significant concentrations of risk.  The requirements of ASC topic 715 relating to these disclosures are effective for fiscal years ending after December 15, 2009.  The Company adopted these provisions of ASC topic 715 for its fiscal year ending December 31, 2009.  The adoption of these provisions of ASC topic 715 did not have an impact on the Company’s consolidated financial position or the results of its operations.

In January 2009, the FASB issued EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20” (“EITF 99-20-1”).  Effective July 1, 2009, EITF 99-20-1 was superseded and replaced by certain provisions of ASC topic 325, “Investments - Other” (“ASC topic 325”).  These provisions of ASC topic 325 are an interpretative amendment to impairment guidance and align impairment guidance to that of ASC topic 320, “Investments - Debt and Equity Securities” (“ASC topic 320”).  These provisions are effective for reporting periods ending after December 15, 2008.  The Company adopted these provisions for its year ended December 31, 2008.  The adoption did not have an impact on the Company’s financial position or results of its operations.

In April 2009, the FASB issued Staff Position No. FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for an Asset or Liability Have Significantly Decreased and Identifying Transactions That are Not Orderly” (“FSP No. FAS 157-4”).  Effective July 1, 2009, FSP No. FAS 157-4 was superseded and replaced by certain provisions of ASC topic 820.  These provisions of ASC topic 820 relate to determining fair values when there is no active market or where the price inputs being used represent distressed sales.  These provisions of ASC topic 820 reaffirm the need to use judgment to ascertain if a formerly active market has become inactive and in determining fair values when markets have become inactive.  These provisions of ASC topic 820 apply to all assets and liabilities within the scope of accounting pronouncements that require or permit fair value measurements.  The provisions of ASC topic 820 that relate to the determination of fair value when the volume and level of activity for an asset or liability have significantly decreased and identifying transactions that are not orderly, is effective for interim and annual periods ending after June 15, 2009.  The Company adopted these provisions of ASC topic 820 relating to these considerations for its fiscal quarter ended June 30, 2009.  The adoption of ASC topic 820 relating to these considerations did not have a material impact on the Company’s fair value measurements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

In April 2009, the FASB issued Staff Position No. FAS 115-2 and FAS 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments” (“FSP No. FAS 115-2 and FAS 124-2”).  Effective July 1, 2009, FSP No. FAS 115-2 and FAS 124-2 was superseded and replaced by certain provisions of ASC topic 320, “Investments - Debt and Equity Securities” (“ASC topic 320”).  These provisions of ASC topic 320 require companies, among other things, to bring greater consistency to the timing of impairment recognition and provide for greater clarity about the credit and non-credit components of impaired debt securities that are not expected to be sold.  These provisions of ASC topic 320 also require increased and timelier disclosures regarding expected cash flows, credit losses and an aging of securities with unrealized losses.  These provisions of ASC topic 320 are effective for interim and annual periods ending after June 15, 2009.  The Company adopted these provisions of ASC topic 320 for its fiscal quarter ended June 30, 2009 and recognized the effect of applying them as a change in accounting principle.  The Company recognized an $8,528, net of income taxes, cumulative effect adjustment upon initially applying these provisions of ASC topic 320 as an increase to retained earnings with a corresponding decrease to accumulated other comprehensive income (loss).

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“SFAS No. 165”).  Effective July 1, 2009, SFAS No.165 was superseded and replaced by certain provisions of ASC topic 855, “Subsequent Events” (“ASC topic 855”).  These provisions of ASC topic 855 require companies to establish principles and requirements for subsequent events.  Specifically, these provisions of ASC topic 855 require the disclosure of the period after the balance sheet date through which management has evaluated events and transactions that may occur for potential recognition or disclosure in a company’s financial statements.  In addition, these provisions of ASC topic 855 provide the circumstances under which the disclosures are required of an entity regarding events and circumstances that have occurred after the balance sheet date but before financial statements are issued or are available to be issued.  These provisions of ASC topic 855 are effective for interim or annual financial periods ending after June 15, 2009.  The Company adopted these provisions of ASC topic 855 for its fiscal quarter ended June 30, 2009.  The adoption of these provisions of ASC topic 855 did not have an impact on the Company’s consolidated financial position or the results of its operations.

Future adoption of new accounting pronouncements

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 166 “Accounting for Transfers of Financial Assets - an amendment of FASB Statement No. 140” (“SFAS No. 166”).  Effective July 1, 2009, SFAS No.166 was superseded and replaced by certain provisions of ASC topic 860, “Transfers and Servicing” (“ASC topic 860”).  Among other things, provisions of ASC topic 860 improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets, the effects of a transfer on its financial position, financial performance and cash flows, and a transferor’s continuing involvement, if any, in transferred financial assets.  The ASC topic 860 has been further amended relating to derecognition guidance and eliminating the exemption from consolidation for qualifying special-purpose entities.  These amendments to ASC topic 860 are effective as of the beginning of interim and annual reporting periods that begin after November 15, 2009.  The Company adopted the amended provisions of ASC topic 860 for its fiscal year beginning January 1, 2010.  The adoption of these provisions of ASC topic 860 did not have a material impact on the Company’s consolidated financial position or the results of its operations.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 167 “Amendments to FASB Interpretation No. 46(R)” (“SFAS No. 167”).  Effective July 1, 2009, SFAS No.167 was superseded and replaced by certain provisions of ASC topic 810.  These provisions of ASC topic 810 require reconsideration of whether an enterprise was the primary beneficiary of a variable interest entity (“VIE”) only when specific events had occurred.  The amended provisions of ASC topic 810 change the consolidation guidance applicable to a VIE.  They also amend the guidance governing the determination of whether an entity is the primary beneficiary of a VIE, and is, therefore, required to consolidate the VIE.  The amended provisions of ASC topic 810 also requires enhanced disclosures about an entity’s involvement with a VIE.  The amended provisions of ASC topic 810 are effective as of the beginning of interim and annual reporting periods that begin after November 15, 2009.  The Company adopted the amended provisions of ASC topic 810 for its fiscal year beginning January 1, 2010.  The adoption of these provisions of ASC topic 810 did not have a material impact on the Company’s consolidated financial position or the results of its operations.  In January 2010, the FASB moved to finalize an Accounting Standards Update (“ASU”) to defer the effective date of ASC topic 810 as it relates to a reporting enterprise’s interest in certain entities and for certain money market mutual funds.

3.  Discontinued Operations

On April 1, 2008, the Company and certain of its subsidiaries completed the sale of substantially all of their healthcare insurance business to a subsidiary of CIGNA Corporation (“CIGNA”) for $1.5 billion in cash.  During the year ended December 31, 2008, the Company recognized a gain in the amount of $681,528, net of income taxes, upon completion of the transaction.  Income from discontinued operations for the year ended December 31, 2008 includes charges in the amount of $63,739, net of income taxes, related to costs associated with the sale. The business that was sold, formerly reported as the Company’s Healthcare segment, was the vehicle through which it marketed and administered group life and health insurance to small, mid-sized and national employers.  CIGNA acquired from the Company the stop loss, group life, group disability, group medical, group dental, group vision, group prescription drug coverage and group accidental death and dismemberment insurance business in the United States and the Company’s supporting information technology infrastructure through a combination of 100% indemnity reinsurance agreements, renewal rights, related administrative service agreements and the acquisition of certain of the Company’s subsidiaries.  The Company retained a small portion of its healthcare business and reports it within its Individual Markets segment.  As discussed in Note 17, the Company’s business is now comprised of its Individual Markets, Retirement Services and Other segments. The statements of income and balance sheets of the disposed business activities are presented as discontinued operations for all periods presented in the consolidated financial statements.

In addition, the Company and CIGNA entered into a Transition Services Agreement (the “Transition Agreement”) whereby the Company will provide certain information technology and administrative and legal services on behalf of CIGNA for a period of up to twenty-four months.  CIGNA pays the Company pre-determined monthly fees for these services and reimburses it for other expenditures it makes under the terms of the Transition Agreement.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following table summarizes the classifications of assets and liabilities of discontinued operations at December 31, 2009 and 2008:

	December 31,
Assets	2009	2008
Reinsurance receivable	$87,719	$124,089
Total assets	$87,719	$124,089

Liabilities
Future policy benefits	$56,219	$39,776
Policy and contract claims	31,500	84,313
Total liabilities	$87,719	$124,089

The following table summarizes selected financial information included in income from discontinued operations in the consolidated statements of income for the years ended December 31, 2009, 2008 and 2007:

	Year Ended December 31,
	2009	2008	2007
Revenues from discontinued operations	$-	$317,658	$1,343,961
Benefits and expenses from discontinued operations	-	346,398	1,165,108
Income (loss) from discontinued operations, net of income tax expense (benefit) $ - , ($19,258), and $85,707	-	(28,740)	178,853
Gain on sale of discontinued operations, net of income taxes of $ - , $408,094 and $ -	-	681,528	-
Income from discontinued operations	$-	$652,788	$178,853

The Company adopted a restructuring plan in connection with the sale of its Healthcare segment.  The restructuring plan consisted of a structural reorganization which will enable the Company to operate effectively in its present business environment.  The liability is included in other liabilities in the consolidated balance sheets.  The amounts incurred during the period and adjustments to original estimates during the period have been charged (credited) to income from discontinued operations in the consolidated statement of income for the year ended December 31, 2008.  At December 31, 2009, the restructuring plan was substantially complete.

The following is a reconciliation of the liability that the Company recorded related to the restructuring plan:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Severance, retention and other employee related costs
Balance, April 1, 2008	$-
Amount incurred	49,202
Adjustments to original estimates, net	(6,268)
Cash payments and other settlements	(30,222)
Balance, December 31, 2008	12,712
Cash payments and other settlements	(13,283)
Other adjustments	1,726
Balance, December 31, 2009	$1,155

The Company incurred net expenses in the amount of $42,934 during the year ended December 31, 2008 related to the restructuring plan and does not anticipate incurring significant additional costs in the future.  The restructuring plan is substantially complete at December 31, 2009.

4.  Undistributed Earnings on Participating Business

During the first quarter of 2008, the liability for undistributed earnings on participating business decreased by $207,785 in connection with a long-standing assumption reinsurance agreement under which the Company had reinsured a block of participating policies.  In addition, the agreement also required the Company to perform an analysis as of March 31, 2008, to determine whether the policyholders were eligible for a special dividend.  Based on the Company’s analysis, it was determined that a special dividend was not required and, accordingly, the liability was released.  An income tax provision was recorded on the undistributed earnings when those earnings occurred.  Accordingly, there was no income tax provision recorded at the time of the liability release.  On January 1, 2008, the Company began recognizing the net earnings on these policies in its net income.  A liability for undistributed earnings on participating business remains for those participating policies that are not subject to this reinsurance agreement.

5. Related Party Transactions

Included in the consolidated balance sheets at December 31, 2009 and 2008 are the following related party amounts:

	December 31,
	2009	2008
Reinsurance receivable	$452,510	$425,369
Future policy benefits	2,293,712	2,393,013

Included in the consolidated statements of income for the years ended December 31, 2009, 2008 and 2007 are the following related party amounts:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

	Year Ended December 31,
	2009	2008	2007
Premium income, net of related party premiums ceded of $3,411, $3,662,and $1,391,518	$137,085	$155,752	$(1,146,908)
Life and other policy benefits, net of reinsurance recoveries of $7,415, $7,356 and $737	118,624	120,999	103,765
Increase (decrease) in future policy benefits	(45,960)	(42,180)	(1,539,777)

The Company provides administrative and operational services for the United States operations of The Great-West Life Assurance Company (“GWL”) and the United States operations of The Canada Life Assurance Company (“CLAC”), wholly-owned subsidiaries of Lifeco.  The Company also provides investment services for London Reinsurance Group, an indirect subsidiary of GWL.  The following table presents revenue and expense reimbursement from related parties for services provided pursuant to these service agreements for the years ended December 31, 2009, 2008 and 2007.  These amounts, in accordance with the terms of the various contracts, are based upon estimated costs incurred, including a profit charge, and resources expended based upon the number of policies, certificates in-force and/or administered assets.

	Year Ended December 31,
	2009	2008	2007

Investment management revenue included in fee income and net investment income	$7,334	$7,856	$7,959
Administrative and underwriting expense reimbursements included as a reduction to general insurance expense	944	1,092	1,255
Total	$8,278	$8,948	$9,214

The following table summarizes amounts due from parent and affiliates at December 31, 2009 and 2008:

			December 31,
Related party	Indebtedness	Due Date	2009	2008
GWL&A Financial Inc.	On account	On demand	$17,248	$37,097
Great-West Lifeco U.S. Inc.	On account	On demand	177,716	-
Great-West Lifeco Finance LP	On account	On demand	598	-
Great-West Life & Annuity Insurance
Capital (Nova Scotia) Co.	On account	On demand	142	716
Great-West Life & Annuity Insurance
Capital (Nova Scotia) Co. II	On account	On demand	237	2,079
Putnam Investments LLC	On account	On demand	125	207
The Great-West Life Assurance Company	On account	On demand	-	1,694
The Crown Life Insurance Company	On account	On demand	491	-
Other related party receivables	On account	On demand	140	-
Total			$196,697	$41,793

The following table summarizes amounts due to parent and affiliates at December 31, 2009 and 2008:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

			December 31,
Related party	Indebtedness	Due Date	2009	2008
GWL&A Financial Inc. 1	Surplus note	November 2034	$194,218	$194,206
GWL&A Financial Inc. 2	Surplus note	May 2046	333,400	333,400
GWL&A Financial Inc.	Note interest	May 2010	4,701	4,701
Great-West Lifeco Finance LP II	On account	On demand	2,223	-
The Great-West Life Assurance Company	On account	On demand	1,352	-
The Canada Life Assurance Company	On account	On demand	1,669	1,563
Total			$537,563	$533,870

¹  A note payable to GWL&A Financial was issued as a surplus note on November 15, 2004, with a face amount of $195,000 and carrying amounts of $194,218 and $194,206 at December 31, 2009 and 2008, respectively.  The surplus note bears interest at the rate of 6.675% per annum, payable in arrears on each May 14 and November 14.  The note matures on November 14, 2034.

²  A note payable to GWL&A Financial was issued as a surplus note on May 19, 2006, with a face amount and carrying amount of $333,400.  The surplus note bears interest initially at the rate of 7.203% per annum, payable in arrears on each May 16 and November 16 until May 16, 2016.  After May 16, 2016, the surplus note bears an interest rate of 2.588% plus the then-current three-month London Interbank Offering Rate.  The surplus note is redeemable by the Company at the principal amount plus any accrued and unpaid interest after May 16, 2016.  The note matures on May 16, 2046.

Payments of principal and interest under the surplus notes shall be made only out of surplus funds of the Company and only with prior written approval of the Commissioner of Insurance of the State of Colorado when the Commissioner of Insurance is satisfied that the financial condition of the Company warrants such action pursuant to applicable Colorado law.  Payments of principal and interest on the surplus notes are payable only if at the time of such payment and after giving effect to the making thereof, the Company’s surplus would not fall below two and one half times the authorized control level as required by the most recent risk-based capital calculations.

Interest expense attributable to these related party debt obligations was $37,042, for each of the three years ended December 31, 2009.

On June 1, 2007, the Company’s Individual Markets segment terminated its reinsurance agreement with an affiliate, CLAC, pursuant to which it had assumed 80% of certain United States life, health and annuity business on a coinsurance and coinsurance with funds withheld basis.  The Company recorded, at fair value, the following in its consolidated statement of income in connection with the termination of the reinsurance agreement:

Premium income	$(1,387,179)
Net investment income	58,569
Net realized losses on investments	(14,797)
Total revenues	(1,343,407)
Decrease in reserves	(1,453,145)
Provision for policyholders' share of earnings on participating business	8,161
Amortization of deferred acquisition costs and value of business acquired	62,961
Total benefits and expenses	(1,382,023)
Income before income taxes	38,616
Income taxes	16,372
Net income	$22,244

The Company’s wholly owned subsidiary, Great-West Life & Annuity Insurance Company of South Carolina (“GWSC”) and CLAC are parties to a reinsurance agreement pursuant to which GWSC assumes term life insurance from CLAC.  GWL&A Financial obtained two letters of credit for the benefit of the Company as collateral under the GWSC and CLAC reinsurance agreement for policy liabilities and capital support.  The first letter of credit is for $1,006,200 and renews annually until it expires on December 31, 2025.  The second letter of credit is for $70,000 and renews annually for an indefinite period of time.  At December 31, 2009 and 2008 there were no outstanding amounts related to the letters of credit.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Included within reinsurance receivable in the consolidated balance sheets are $407,154 and $376,378 of funds withheld assets as of December 31, 2009 and 2008, respectively.  CLAC pays the Company interest on the funds withheld balance at a rate of 4.55% per annum.

A subsidiary of the Company, GW Capital Management, LLC, serves as a Registered Investment Advisor to Maxim Series Fund, Inc. an affiliated open-end management investment company and to several affiliated insurance company separate accounts.   Included in fee income on the consolidated statements of income is $52,540, $61,403 and $73,495 of advisory and management fee income from these affiliated entities for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company’s separate accounts invest in shares of Maxim Series Fund, Inc. and Putnam Funds which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.  The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company.  During the years ended December 31, 2009 and 2008, these purchases totaled $149,302 and $64,723 respectively.  As the general account investment contracts are also included in the separate account balances in the accompanying consolidated balance sheets, the Company has reduced the separate account assets and liabilities by $364,233 and $265,299 at December 31, 2009 and 2008, respectively, to eliminate these amounts in its consolidated balance sheets at those dates.

On September 30, 2009, the Company’s wholly-owned subsidiary, Canada Life Insurance Company of America, merged into GWLA with GWLA being the surviving entity.  The completion of the merger did not have an impact on the Company’s consolidated financial statements.

6.  Summary of Investments

The following table summarizes fixed maturity investments and equity securities classified as available-for-sale and the amount of other-than-temporary impairments (“OTTI”) included in accumulated other comprehensive income (loss) (“AOCI”) at December 31, 2009:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

	December 31, 2009
Fixed maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI included in AOCI
U.S. government direct obligations and U.S. agencies	$1,972,541	$77,068	$10,815	$2,038,794	$-
Obligations of U.S. states and their subdivisions	1,247,854	120,211	4,214	1,363,851	-
Foreign governments	461	4	-	465	-
Corporate debt securities	7,030,032	316,599	216,886	7,129,745	10,049
Asset-backed securities	2,268,789	3,221	383,965	1,888,045	13,422

Residential mortgage-backed securities	842,427	4,533	75,897	771,063	-
Commercial mortgage-backed securities	703,864	8,058	35,792	676,130	-
Collateralized debt obligations	51,831	332	2,443	49,720	-
Total fixed maturities	$14,117,799	$530,026	$730,012	$13,917,813	$23,471

Equity investments:
Consumer products	$4	$66	$2	$68	$-
Equity mutual funds	15,695	5,537	450	20,782	-
Airline industry	3,161	1,673	5	4,829	-
Total equity investments	$18,860	$7,276	$457	$25,679	$-

The following table summarizes fixed maturity investments and equity securities classified as available-for-sale at December 31, 2008:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

	December 31, 2008
Fixed Maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value
U.S. government direct obligations and U.S. agencies	$2,356,143	$81,084	$6,601	$2,430,626
Obligations of U.S. states and their subdivisions	1,173,185	10,026	34,443	1,148,768
Foreign governments	1,140	12	-	1,152
Corporate debt securities	5,589,524	51,728	615,647	5,025,605
Asset-backed securities	2,521,704	960	667,006	1,855,658
Residential mortgage-backed securities	883,250	5,114	127,042	761,322
Commercial mortgage-backed securities	792,083	109	110,919	681,273
Collateralized debt obligations	77,646	-	8,514	69,132
Total fixed maturities	$13,394,675	$149,033	$1,570,172	$11,973,536

Equity investments:
Consumer products	$4	$52	$2	$54
Equity mutual funds	14,563	2,161	962	15,762
Airline industry	1,763	211	-	1,974
Total equity investments	$16,330	$2,424	$964	$17,790

See Note 7 for additional information on policies regarding estimated fair value of fixed maturity and equity investments.

The amortized cost and estimated fair value of fixed maturity investments classified as available-for-sale at December 31, 2009, by contractual maturity date, are shown in the table below.  Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2009
	Amortized cost	Estimated fair value
Maturing in one year or less	$608,935	$635,230
Maturing after one year through five years	2,790,982	2,950,213
Maturing after five years through ten years	2,759,990	2,926,744
Maturing after ten years	2,317,073	2,185,437
Mortgage-backed and asset-backed securities	5,640,819	5,220,189
	$14,117,799	$13,917,813

Mortgage-backed and asset-backed securities include collateralized mortgage obligations that consist primarily of sequential and planned amortization classes with final stated maturities up to thirty years and expected average lives of up to fifteen years.

The following table summarizes information regarding the sales of fixed maturity investments classified as available-for-sale for the years ended December 31, 2009, 2008 and 2007:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

	Year Ended December 31,
	2009	2008	2007
Proceeds from sales	$2,258,653	$2,696,635	$2,488,042
Gross realized investment gains from sales	42,375	50,173	30,834
Gross realized investment losses from sales	(267)	(1,456)	(4,309)

Gross realized gains and losses from sales were primarily attributable to changes in interest rates, sales of securities acquired in the current year and gains on repurchase agreement transactions.  These gains and losses are determined on a specific identification basis.

The Company has fixed maturity securities with fair values in the amounts of $7,979 and $0 that have been non-income producing for the twelve months preceding December 31, 2009 and 2008, respectively. These securities were written down to their fair value in the period they were deemed to be other-than-temporarily impaired.

Derivative financial instruments - The Company makes limited use of derivative financial instruments for risk management purposes associated with its invested assets.  Derivatives are not used for speculative purposes.  While the Company purchases all derivatives as hedges to manage risk, hedge accounting has not been elected for some derivative transactions.  To manage the Company’s interest rate risk on certain floating rate debt securities, interest rate swap agreements are used to effectively convert the floating rate on the underlying asset to a fixed rate.  In order to manage the risk of a change in the fair value of certain assets, interest rate futures are utilized.  Interest rate futures are also used to manage the interest rate risks of forecasted acquisitions of fixed rate maturity investments.  Foreign currency exchange rate risk associated with bonds denominated in other than U.S. dollars is managed through the use of foreign currency exchange contracts.  Interest rate swaptions are used to manage the potential variability in future interest payments on certain insurance products due to a change in credited interest rates and the related change in cash flows due to increased surrenders.  These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration or termination of the agreement.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in some cases, requiring collateral.  The Company’s exposure is limited to the portion of the fair value of derivative instruments which exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.  Counterparty credit risk was evaluated and fair values were adjusted accordingly at December 31, 2009 and 2008.  As the Company enters into derivative transactions only with high quality institutions, no realized losses associated with non-performance of derivative financial instruments have occurred.  The Company had no derivatives with credit-risk-related contingent features at either December 31, 2009 or 2008.

Interest rate swaptions in a net asset position have cash pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty.  As of December 31, 2009, the $4.3 million unrestricted cash received is included in other assets and the obligation to return is included in other liabilities.

The Company may purchase a financial instrument that contains a derivative instrument that is “embedded” in the financial instrument.  Upon purchasing the instrument, the Company determines if (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument.  If the Company determines that these conditions are met, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative.

Fair value hedges - Interest rate futures are used to manage the risk of the change in the fair value of certain fixed rate maturity investments.  The Company’s derivatives treated as fair value hedges are eligible for hedge accounting.  Changes in the fair value of the hedging derivative, including amounts measured as ineffective, and changes in the fair value of the hedged item are reported within net investment income.  Hedges closed are reported in realized investment gains (losses).

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The Company’s use of derivatives treated as fair value hedges has been nominal during the last three years.  There was no hedge ineffectiveness during the years ended December 31, 2009, 2008 and 2007.

Cash flow hedges - Interest rate swap agreements are used to convert the interest rate on certain debt securities from a floating rate to a fixed rate.  Foreign currency exchange contracts are used to manage the foreign exchange rate risk associated with bonds denominated in other than U.S. dollars.  Interest rate futures are used to manage the interest rate risks of forecasted acquisitions of fixed rate maturity investments.  Unrealized derivative gains and losses from the effective portion of cash flow hedges are included in accumulated other comprehensive income (loss) and are reclassified into earnings at the time interest income is recognized on the hedged item.

Hedge ineffectiveness in the amount of $6, $1,510 and $606 was recorded as an increase to net investment income during the years ended December 31, 2009, 2008, and 2007, respectively.

Derivative net gains in the amounts of $606 and $4,732 were reclassified to net investment income during the years ended December 31, 2009 and 2008, respectively while a derivative net loss in the amount of $1,275 was reclassified to net investment income during the year ended December 31, 2007.  As of December 31, 2009, the Company estimates that $8,828 of net derivative gains included in accumulated other comprehensive income (loss) will be reclassified into net income within the next twelve months.

Derivatives not designated as hedging instruments - The Company attempts to match the timing of when interest rates are committed on insurance products with other new investments.  However, timing differences may occur and can expose the Company to fluctuating interest rates.  To offset this risk, the Company uses U.S. Treasury futures contracts.  The Company also utilizes U.S. Treasury futures as a method of adjusting the duration of the overall portfolio.  Interest rate swaptions are used to manage the potential variability in future interest payments on certain insurance products due to a change in credited interest rates and the related change in cash flows due to increased surrenders.  Although management believes the above-mentioned derivatives are effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment.  Changes in the fair value of a derivative instrument that has not been designated as a hedging instrument are recorded in current period net investment income and total realized investment gains (losses).

During the years ended December 31, 2009, 2008 and 2007, decreases in the amounts of $2,627, $0 and $75, respectively, were recognized in net income from market value changes of derivatives not receiving hedge accounting treatment.

The following tables summarize derivative financial instruments at December 31, 2009 and 2008:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Derivative instruments:

	December 31, 2009
	Notional amount	Number of contracts	Strike/Swap rate	Maturity
Interest rate swaps	$156,500	13	0.19%-0.43%	February 2012-
				February 2045

Foreign currency contracts	30,000	1	N/A	December 2016

Futures:
Thirty year U.S. Treasury:
Short position	83,100	831	N/A	March 2010
Ten year U.S. Treasury:
Short position	54,400	544	N/A	March 2010
Five year U.S. Treasury:
Short position	27,700	277	N/A	March 2010

Interest rate swaptions	1,140,000	60	9.90%-10.10%	November 2010-
				September 2015

	December 31, 2008
	Notional Amount	Strike/Swap Rate	Maturity
Interest rate swaps	$325,966	0.44%-1.75%	March 2009-
			February 2045

Foreign currency exchange contracts	52,001	N/A	March 2014-
			December 2016
Futures:
Thirty year U.S Treasury:
Short position	40,500	N/A	March 2009

The following tables present derivative instruments in the consolidated balance sheet at December 31, 2009:

	Asset derivatives		Liability derivatives
	December 31, 2009		December 31, 2009
	Fair value	Balance sheet location	Fair value	Balance sheet location
Derivatives designated as hedging instruments:
Interest rate swaps	$14,690	(A)	$-
Foreign currency exchange contracts	-		3,317	(B)
Total	$14,690		$3,317

(A)  Other assets
(B)  Other liabilities

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

	Asset derivatives		Liability derivatives
	December 31, 2009		December 31, 2009
		Balance sheet		Balance sheet
	Fair value	location	Fair value	location
Derivatives not designated as hedging instruments:
Interest rate swaptions	$8,460	(A)	$-
	$8,460		$-
Total

(A)  Other assets

The following tables present the effect of derivative instruments in the statement of income for the year ended December 31, 2009:

	Gain (loss) recognized in AOCI on derivatives (Effective portion)	Gain (loss) reclassified from AOCI into income (Effective portion)		Gain (loss) recognized in income on derivatives (Ineffective portion and amount excluded from effectiveness testing)
	Year ended December 31, 2009	Year ended December 31, 2009	Income statement location	Year ended December 31, 2009	Income statement location
Cash flow hedges:
Interest rate swaps	$(52,350)	$553	(A)	$6	(A)
Foreign currency exchange contracts	(5,334)	-		-
Interest rate futures	466	53	(A)	-
Total	$(57,218)	$606		$6

(A)  Net investment income

	Gain (loss) recognized in net income on derivatives		Gain (loss) recognized in net income on hedged assets
	Year ended December 31, 2009	Income statement location	Year ended December 31, 2009	Income statement location
Fair value hedges:
Interest rate futures	$6,030	(A)	$-
Interest rate futures	(1,124)	(B)	-
Items hedged in interest rate futures	-		(4,691)	(A)
Total	$4,906		$(4,691)

(A)  Net investment income
(B)  Realized investment gains (losses), net

	Gain (loss) recognized in		Gain (loss) recognized in
	net income on derivatives		net income on hedged assets
	Year ended December 31, 2009	Income statement location	Year ended December 31, 2009	Income statement location
Derivatives not designated as hedging instruments
Interest rate futures	$3,714	(A)	$-
Interest rate futures	(2,781)	(B)	-
Interest rate swaptions	(3,560)	(A)	-
Total	$(2,627)		$-
(A)  Net investment income
(B)  Realized investment gains (losses), net

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Mortgage loans - In 2009, the average balance of impaired mortgage loans during the year was $289. There were no impaired mortgage loans at December 31, 2008 or December 31, 2007.

The following table summarizes activity in the allowance for mortgage loan credit losses for the years 2009, 2008 and 2007:

	Year Ended December 31,
	2009	2008	2007
Balance, January 1	$8,834	$9,448	$15,661
Release of provision	(152)	(614)	(6,213)
Increase of provision	6,172	-	-
Balance, December 31	$14,854	$8,834	$9,448

The changes to the allowance for mortgage loan credit losses are recorded in net realized gains (losses) on investments.

Equity investments - The carrying value of the Company’s equity investments was $25,679 and $17,790 at December 31, 2009 and 2008, respectively.

Limited partnership interests and limited liability corporation interests - Limited partnership interests are accounted for using the cost method of accounting.  The Company uses this method since it has a minor equity interest and virtually no influence over the entity’s operations.  Also included in limited partnership interests are limited partnerships established for the purpose of investing in low-income housing that qualify for federal and state tax credits.  These securities are carried at amortized cost as determined using the effective yield method.  At December 31, 2009 and 2008, the Company had $253,605 and $293,956, respectively, invested in limited partnerships and limited liability corporations.

The Company makes commitments to fund partnership interests in the normal course of its business.  The amounts of unfunded commitments at December 31, 2009 and 2008 were $27,034 and $33,289, respectively.

Securities pledged, special deposits and securities lending - The Company pledges investment securities it owns to unaffiliated parties related to interest rate futures transactions.  The fair value of margin deposits related to futures contracts was approximately $4,955 and $1,600 at December 31, 2009 and 2008, respectively.

The Company had securities on deposit with governmental authorities as required by certain insurance laws with fair values in the amounts of $13,599 and $37,220 at December 31, 2009 and 2008, respectively.

The Company participates in a securities lending program whereby securities, which are included in invested assets in the accompanying consolidated balance sheets, are loaned to third parties.  Securities with a cost or amortized cost in the amounts of $34,940 and $32,788 and estimated fair values in the amounts of $37,081 and $41,321 were on loan under the program at December 31, 2009 and 2008, respectively.  The Company received restricted cash collateral in the amounts of $38,296 and $43,205 at December 31, 2009 and 2008, respectively.

Impairment of fixed maturity and equity investments classified as available-for-sale -  The Company classifies the majority of its fixed maturity investments and all of its equity investments as available-for-sale and records them at fair value with the related net unrealized gain or loss, net of policyholder related amounts and deferred taxes, in accumulated other comprehensive income (loss) in the stockholder’s equity section in the accompanying consolidated balance sheets.  All available-for-sale securities with gross unrealized losses at the balance sheet date are subjected to the Company’s process for the identification and evaluation of other-than-temporary impairments.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The assessment of whether an other-than-temporary impairment has occurred on securities where management does not intend to sell the fixed maturity investment and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, is based upon management’s case-by-case evaluation of the underlying reasons for the decline in fair value.  Management considers a wide range of factors, as described below, regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery.  Inherent in management’s evaluation of the security are assumptions and estimates about the issuer’s operations and ability to generate future cash flows.  While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired security.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	Fair value is below cost.
•	The decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area.
•	The decline in fair value has existed for an extended period of time.
•	The fixed maturity investment has been downgraded by a credit rating agency.
•	The financial condition of the issuer has deteriorated.
•	The payment structure of the fixed maturity investment and the likelihood of the issuer being able to make payments that increase in the future.
•	Dividends have been reduced or eliminated or scheduled interest payments have not been made.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Unrealized losses on fixed maturity and equity investments classified as available-for-sale

The following tables summarize unrealized investment losses, including the non-credit-related portion of other-than-temporary impairment losses reported in accumulated other comprehensive income (loss), by class of investment at December 31, 2009 and 2008:

	December 31, 2009
	Less than twelve months		Twelve months or longer		Total
Fixed maturities:	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI
U.S. government direct obligations and U.S. agencies	$535,595	$10,502	$19,330	$313	$554,925	$10,815
Obligations of U.S. states and their subdivisions	132,151	4,214	608	-	132,759	4,214
Corporate debt securities	673,534	74,461	1,190,858	142,425	1,864,392	216,886
Asset-backed securities	92,005	52,042	1,558,338	331,923	1,650,343	383,965
Residential mortgage-backed securities	53,623	3,629	550,036	72,268	603,659	75,897
Commercial mortgage-backed securities	-	-	297,604	35,792	297,604	35,792
Collateralized debt obligations	1,400	173	34,678	2,270	36,078	2,443
Total fixed maturities	$1,488,308	$145,021	$3,651,452	$584,991	$5,139,760	$730,012

Equity investments:
Consumer products	$-	$-	$2	$2	$2	$2
Equity mutual funds	2,374	450	-	-	2,374	450
Airline industry	694	5	-	-	694	5
Total equity investments	$3,068	$455	$2	$2	$3,070	$457

Total number of securities in an unrealized loss position		159		358		517

	December 31, 2008
	Less than twelve months		Twelve months or longer		Total
Fixed maturities:	Estimated fair value	Unrealized loss	Estimated fair value	Unrealized loss	Estimated fair value	Unrealized loss
U.S. government direct obligations and U.S. agencies	$41,965	$2,042	$157,062	$4,559	$199,027	$6,601
Obligations of U.S. states and their subdivisions	662,723	28,728	65,697	5,715	728,420	34,443
Corporate debt securities	2,271,214	213,400	1,556,161	402,247	3,827,375	615,647
Asset-backed securities	500,923	116,651	1,317,953	550,355	1,818,876	667,006
Residential mortgage-backed securities	309,373	48,668	334,562	78,374	643,935	127,042
Commercial mortgage-backed securities	300,880	35,332	349,646	75,587	650,526	110,919
Collateralized debt obligations	32,234	4,964	36,686	3,550	68,920	8,514
Total fixed maturities	$4,119,312	$449,785	$3,817,767	$1,120,387	$7,937,079	$1,570,172

Equity investments:
Consumer products	$2	$2	$-	$-	$2	$2
Equity mutual funds	2,449	962	-	-	2,449	962
Total equity investments	$2,451	$964	$-	$-	$2,451	$964

Total number of securities in an unrealized loss position		1,956		571		2,524

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Fixed maturity investments - Total unrealized losses decreased by $840,160 and the total number of securities in an unrealized loss position decreased by 2,010, or 80%, from December 31, 2008 to December 31, 2009.  This significant decrease in unrealized losses was across most asset classes and reflects overall recovery in market liquidity and tightening of credit spreads, although the economic uncertainty in these markets still remains.

Unrealized losses on corporate fixed maturity investments decreased by $398,761 from December 31, 2008 to December 31, 2009.  The valuation of these securities has been significantly influenced by market conditions with increased liquidity and tightening of credit spreads.  Management has classified these securities by sector, calculated as a percentage of total unrealized losses as follows:

	December 31,
Sector	2009	2008
Finance	77%	51%
Utility	10%	20%
Natural resources	4%	9%
Consumer	4%	8%
Transportation	2%	4%
Other	3%	8%
	100%	100%

All sectors across the corporate fixed maturity investment class had a decrease in unrealized losses.  While the proportionate percentage in the finance sector increased, the actual unrealized losses decreased by $146,978.  The finance sector has recovered more slowly than the other sectors in 2009.  At December 31, 2009, 57% of total unrealized losses on corporate debt securities (approximately $122,795 of the $216,886), were related to securities on which there has been a ratings downgrade since December 31, 2008.  Of the downgraded securities, 47% (approximately $57,135 of the $122,795) continue to be rated BBB or above.

Unrealized losses on asset-backed, residential and commercial mortgage-backed securities decreased by $283,041, $51,145, and $75,127 respectively, since December 31, 2008, generally due to tightening of credit spreads and increased market liquidity.  Although markets have improved, the continued market disruption has influenced valuations at December 31, 2009.  Unless otherwise noted below in the other-than-temporary impairment recognition section, the underlying collateral on the securities within the portfolio along with credit enhancement and/or guarantees is sufficient to expect full repayment of the principal.  See Note 7 for additional discussion regarding fair value measurements.

Future recoveries in the fair value of all available-for-sale securities will be dependent upon the return of normal market liquidity and changes in general market conditions.  While the decline in fair value has decreased, there has not yet been a full recovery in the markets and many unrealized losses have existed for longer than twelve months.  The Company believes this is attributable to general market conditions and not reflective of the financial condition of the issuer or collateral backing the securities.  The Company continually monitors its credit risk exposure to identify potential losses.

Equity investments - The decrease in unrealized losses of $507 from December 31, 2008 to December 31, 2009 is primarily due to the financial services industry.

Other-than-temporary impairment recognition - The Company adopted ASC section 320-10-65 for its fiscal quarter ended June 30, 2009.  The adoption resulted in the reclassification of the non-credit portion of previously recorded other-than-temporary impairments on securities held as of April 1, 2009.  A cumulative effect adjustment of $8,528 was recorded as an increase to retained earnings with a corresponding decrease to accumulated other comprehensive income (loss) in the consolidated statement of stockholder’s equity.  The following table summarizes the components of the cumulative effect adjustment:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Increase in amortized cost of fixed maturity available-for-sale securities	$16,680
Change in deferred acquisition costs and value of business acquired	(3,560)
Income tax	(4,592)
Net cumulative effect	$8,528

The Company recorded other-than-temporary impairments on fixed maturity investments of $112,757, $87,886 and $34,485 during the years ended December 31, 2009, 2008 and 2007, respectively.  Of the $112,757, $88,134 was credit-related other-than-temporary impairment on asset-backed securities with underlying collateral backed by home improvement loans guaranteed by Financial Guaranty Insurance Company.  During 2009, $13,422 was non-credit other-than-temporary impairment reclassified to other comprehensive income.  During 2009, all other-than-temporary impairments on fixed maturity investments were related to continuing operations.  Of the $87,886 recorded during the years ended December 31, 2008, $4,372 was related to discontinued operations and $83,514 was related to continuing operations. The Company recorded other-than-temporary impairments on equity securities of $7, $3,512 and $389 during the years ended December 31, 2009, 2008 and 2007, respectively.

The other-than-temporary impairments of fixed maturity securities where a portion was related to non-credit losses which were recognized in net realized capital gains (losses) in the consolidated statement of income, is summarized as follows:

Bifurcated credit loss balance, April 1, 2009	$43,871
Non-credit losses reclassified out of retained earnings into AOCI	(16,680)
Additions:
Initial impairments - credit loss recognized on securities not previously impaired	88,134
Bifurcated credit loss balance, December 31, 2009	$115,325

The credit loss portion on fixed maturities was determined as the difference between the securities’ amortized cost and the present value of expected future cash flows.  These expected cash flows were determined using judgment and the best information available to the Company and were discounted at the securities’ original effective interest rate.  Inputs used to derive expected cash flows included default rates, credit ratings, collateral characteristics and current levels of subordination.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Net Investment Income

The following table summarizes net investment income for the years ended December 31, 2009, 2008 and 2007:

	Year Ended December 31,
	2009	2008	2007
Investment income:
Fixed maturity and short-term investments	$795,323	$766,625	$782,013
Equity investments	532	1,240	2,260
Mortgage loans on real estate	85,116	73,838	66,994
Policy loans	244,140	218,687	205,772
Limited partnership interests	2,514	2,601	10,887
Interest on funds withheld balances under reinsurance agreements	18,779	14,413	21,199
Change in fair value of an embedded derivative contained in a reinsurance agreement	-	-	(5,521)
Other, including interest income (expense) from related parties of $(331), ($444) and $5,240	16,240	14,331	71,734
	1,162,644	1,091,735	1,155,338
Investment expenses	(13,560)	(13,266)	(15,797)
Net investment income	$1,149,084	$1,078,469	$1,139,541

Realized Gains (Losses) on Investments

The following table summarizes net realized gains (losses) on investments for the years ended December 31, 2009, 2008 and 2007:

	Year Ended December 31,
	2009	2008	2007
Net realized gains (losses):
Fixed maturity and short-term investments	$(58,208)	$(30,797)	$(9,570)
Equity investments	7	(4,162)	(48)
Mortgage loans on real estate	1,091	2,568	3,202
Limited partnership interests	-	1,112	(38)
Other	(4,258)	9,583	590
Provision for mortgage impairments, net of recoveries	(6,172)	-	3,836
Net realized gains (losses) on investments	$(67,540)	$(21,696)	$(2,028)

Included in net investment income are unrealized gains (losses) in the amounts of $4,749, ($969) and ($205) on held-for-trading fixed maturity investments still held at December 31, 2009, 2008 and 2007, respectively.

Included in net investment income and net realized gains (losses) on investments are amounts allocable to the participating fund account.  This allocation is based upon the activity in a specific block of invested assets that are segmented for the benefit of the participating fund account.  The amounts of net investment income allocated to the participating fund account were $4,799, $4,823 and $373,244 for the years ended December 31, 2009, 2008 and 2007, respectively.  The amounts of net realized gains (losses) allocated to the participating fund account were $234, $177 and ($4,669) for the years ended December 31, 2009, 2008 and 2007, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

7.  Fair Value Measurements

The following tables summarize the carrying amounts and estimated fair values of the Company’s financial instruments at December 31, 2009 and 2008:

	December 31, 2009		December 31, 2008
Assets	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Fixed maturities and short-term investments	$14,546,467	$14,546,467	$12,378,740	$12,378,740
Mortgage loans on real estate	1,554,132	1,570,217	1,380,101	1,373,015
Equity investments	25,679	25,679	17,790	17,790
Policy loans	3,971,833	3,971,833	3,979,094	3,979,094
Other investments	24,312	50,159	31,992	58,600
Derivative instruments	23,150	23,150	92,713	92,713
Collateral under securities lending agreements	38,296	38,296	43,205	43,205
Collateral under derivative counterparty collateral agreements	4,300	4,300	-	-
Reinsurance receivable	7,018	7,018	8,144	8,144
Separate account assets	18,886,901	18,886,901	15,121,943	15,121,943

	December 31, 2009		December 31, 2008
Liabilities	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Annuity contract reserves without life contingencies	$7,167,733	$7,105,090	$6,736,101	$6,176,405
Policyholders' funds	286,175	286,175	320,320	320,320
Repurchase agreements	491,338	491,338	202,079	202,079
Commercial paper	97,613	97,613	97,167	97,167
Payable under securities lending agreements	38,296	38,296	43,205	43,205
Payable under derivative counterparty collateral agreements	4,300	4,300	-	-
Derivative instruments	3,317	3,317	-	-
Notes payable	532,319	532,319	532,307	532,307
Separate account liabilities	18,886,901	18,886,901	15,121,943	15,121,943

Fixed maturity and equity securities

The fair values for public fixed maturity and equity securities are based upon quoted market prices or estimates from independent pricing services.  However, in cases where quoted market prices are not readily available, such as for private fixed maturity investments, fair values are estimated.  To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flows calculated at current market rates on investments of similar quality and term.  Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.  The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts of the Company’s financial instruments.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Short-term investments, securities lending agreements, repurchase agreements and commercial paper

The carrying value of short-term investments, collateral and payable under securities lending agreements, repurchase agreements and commercial paper is a reasonable estimate of fair value due to their short-term nature.

Mortgage loans on real estate

Mortgage loan fair value estimates are generally based on discounted cash flows.  A discount rate matrix is incorporated whereby the discount rate used in valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality.  The rates selected for inclusion in the discount rate matrix reflect rates that the Company would quote if placing loans representative in size and quality to those currently in its portfolio.

Policy loans

Policy loans accrue interest at variable rates with no fixed maturity dates; therefore, estimated fair values approximate carrying values.

Other investments

Other investments include the Company’s percentage ownership of a foreclosed lease interest in aircraft.  The estimated fair value is based on the present value of anticipated lease payments plus the residual value of the aircraft.  Also included in other investments is real estate held for investment.  The estimated fair value is based on appraised value.

Derivative counterparty agreements

Included in other assets and other liabilities at December 31, 2009 is cash collateral received from counterparties and the obligation to return the cash collateral to the counterparties.

Derivative instruments

Included in other assets at December 31, 2009 and 2008 are derivative financial instruments in the amounts of $23,150 and $92,713, respectively.  Included in other liabilities at December 31, 2009 and 2008 are derivative financial instruments in the amounts of $3,317 and $0, respectively.  The estimated fair values of over-the-counter derivatives, primarily consisting of interest rate swaps and interest rate swaptions which are held for other than trading purposes, are the estimated amounts the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates, counterparty credit risk and other relevant factors.  Counterparty credit risk was evaluated and adjusted accordingly at both December 31, 2009 and 2008.

Reinsurance receivable

The carrying value of the reinsurance receivable is a reasonable estimate of fair value due to their short-term nature.

Annuity contract benefits without life contingencies

The estimated fair values of annuity contract benefits without life contingencies are estimated by discounting the projected expected cash flows to the maturity of the contracts utilizing risk-free spot interest rates plus a provision for credit risk.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Policyholders’ funds

The estimated fair values of policyholders’ funds are the same as the carrying amounts since the Company can change the interest crediting rates with thirty days notice.

Notes payable

The estimated fair values of the notes payable to GWL&A Financial are based upon discounted cash flows at current market rates on high quality investments.

Separate account assets and liabilities

Separate account assets and liabilities are adjusted to net asset value on a daily basis, which approximates fair value.

Fair value hierarchy

The Company’s assets and liabilities recorded at fair value have been categorized based upon the following fair value hierarchy:

•    Level 1 inputs utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access.  Financial assets and liabilities utilizing Level 1 inputs include actively exchange-traded equity securities.

•    Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.  The fair values for some Level 2 securities were obtained from a pricing service.  The list of inputs used by the pricing service is reviewed on a quarterly basis.  The pricing service inputs include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, offers and reference data.  Level 2 securities include those priced using a matrix which are based on credit quality and average life, U.S. government and agency securities, restricted stock, some private equities, certain fixed maturity investments and some over-the-counter derivatives.  See Note 6 for further discussions of derivatives and their impact on the Company’s consolidated financial statements.

•    Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability.  The prices of the majority of Level 3 securities were obtained from single broker quotes and internal pricing models.  Financial assets and liabilities utilizing Level 3 inputs include certain private equity, fixed maturity and over-the-counter derivative investments.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety.  The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability measurement in its entirety.  The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following table presents information about the Company’s financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2009 and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Assets and Liabilities Measured at Fair Value on a Recurring Basis
	December 31, 2009
Assets	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Fixed maturities, available-for-sale:
U.S. government direct obligations and U.S. agencies	$-	$2,038,794	$-	$2,038,794
Obligations of U.S. states and their subdivisions	-	1,363,851	-	1,363,851
Foreign governments	-	465	-	465
Corporate debt securities	-	6,940,809	188,936	7,129,745
Asset-backed securities	-	1,495,680	392,365	1,888,045
Residential mortgage-backed securities	-	771,063	-	771,063
Commercial mortgage-backed securities	-	617,860	58,270	676,130
Collateralized debt obligations	-	47,991	1,729	49,720
Total fixed maturities available-for-sale	-	13,276,513	641,300	13,917,813
Fixed maturities, held for trading:
U.S. government direct obligations and U.S. agencies	-	39,112	-	39,112
Corporate debt securities	-	50,128	-	50,128
Asset-backed securities	-	42,717	-	42,717
Commercial mortgage-backed securities	-	8,217	-	8,217
Total fixed maturities held for trading	-	140,174	-	140,174
Equity investments available-for-sale:
Consumer products	68	-	-	68
Equity mutual funds	20,277	505	-	20,782
Airline industry	4,829	-	-	4,829
Total equity investments	25,174	505	-	25,679
Short-term investments available-for-sale	55,557	432,923	-	488,480
Collateral under securities lending agreements	38,296	-	-	38,296
Other assets 1	-	23,150	-	23,150
Separate account assets 2	11,039,441	7,303,499	9,960	18,352,900
Total assets	$11,158,468	$21,176,764	$651,260	$32,986,492

Liabilities
Total liabilities 1	$-	$-	$3,317	$3,317

1	Includes derivative financial instruments.
2	Includes only separate account investments which are carried at the fair value of the underlying invested assets owned by the separate accounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following tables present additional information about assets and liabilities measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

	Recurring Level 3 Financial Assets and Liabilities
	Year Ended December 31, 2009
	Fixed maturities available-for sale: U.S government and U.S. agencies	Fixed maturities available-for-sale: corporate debt securities	Fixed maturities available-for-sale: asset- backed securities	Fixed maturities available-for-sale: commercial mortgage-backed securities	Fixed maturities available-for-sale: collateralized debt obligations	Other assets and liabilities 1	Separate accounts
Balance, January 1, 2009	$14,711	$203,975	$521,351	$55,321	$213	$3,224	$532
Realized and unrealized gains and losses:
Gains (losses) included in net income	-	(2,597)	(84,990)	-	-	-	-
Gains (losses) included in other comprehensive income (loss)	2,227	47,030	178,951	3,281	1,592	(6,541)	1,902
Purchases, issuances and settlements	(256)	(52,008)	(124,017)	(332)	(12,027)	-	7,526
Transfers in (out) of Level 3	(16,682)	(7,464)	(98,930)	-	11,951	-	-
Balance, December 31, 2009	$-	$188,936	$392,365	$58,270	$1,729	$(3,317)	$9,960
Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2009	$-	$-	$-	$-	$-	$-	$-

1  Includes derivative financial instruments.

Realized and unrealized gains and losses due to the changes in fair value on assets classified as Level 3 included in net income for the year ended December 31, 2009 are as follows:

	Year Ended December 31, 2009
	Net realized gains (losses) on investments	Net investment income
Realized and unrealized gains and losses included in net income for the period	$(87,587)	$-

Non-recurring fair value measurements - At December 31, 2009, the Company held $1,900 of cost basis in other assets comprised of head office properties which were impaired during the year.  The property was recorded at estimated fair value and represents a non-recurring fair value measurement.  The estimated fair value was categorized as Level 2 since the fair value was based on an independent third party appraisal.  The Company has no liabilities measured at fair value on a non-recurring basis at December 31, 2009.

8.  Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts.  The Company retains a maximum liability in the amount of $3,500 of coverage per individual life.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders.  The failure of reinsurers to honor their obligations could result in losses to the Company.  The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.  At December 31, 2009 and 2008, the reinsurance receivables had carrying values in the amounts of $573,963 and $546,491, respectively.  Included in these amounts are $452,510 and $425,369 at December 31, 2009 and 2008, respectively, associated with reinsurance agreements with related parties.  At December 31, 2009 and 2008, 71% and 69% of the total reinsurance receivable was due from CLAC, respectively.  There were no allowances for potential uncollectible reinsurance receivables at either December 31, 2009 or 2008.  Included within life insurance in the tables below is a small portion of Healthcare business as discussed in Note 17.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following tables summarize life insurance in-force and total premium income at, and for the year ended, December 31, 2009:

	Life Insurance In-Force
	Individual	Group	Total
Written and earned direct	$50,468,445	$33,398,994	$83,867,439
Reinsurance ceded	(11,468,482)	-	(11,468,482)
Reinsurance assumed	86,580,158	-	86,580,158
Net	$125,580,121	$33,398,994	$158,979,115

Percentage of amount assumed to net	68.9%	0.0%	54.5%

	Premium Income

	Life Insurance	Annuities	Total
Written and earned direct	$431,585	$3,039	$434,624
Reinsurance ceded	(48,687)	(74)	(48,761)
Reinsurance assumed	174,389	-	174,389
Net	$557,287	$2,965	$560,252

The following tables summarize life insurance in-force and total premium income at, and for the year ended, December 31, 2008:

	Life Insurance In-Force
	Individual	Group	Total
Written and earned direct	$51,109,750	$32,332,557	$83,442,307
Reinsurance ceded	(11,655,940)	-	(11,655,940)
Reinsurance assumed	91,066,830	-	91,066,830
Net	$130,520,640	$32,332,557	$162,853,197

Percentage of amount assumed to net	69.8%	0.0%	55.9%

	Premium Income

	Life Insurance	Annuities	Total
Written and earned direct	$371,952	$(1,153)	$370,799
Reinsurance ceded	(37,035)	(141)	(37,176)
Reinsurance assumed	189,908	1,605	191,513
Net	$524,825	$311	$525,136

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following table summarizes total premium income for the year ended, December 31, 2007:

	Premium Income

	Life Insurance	Annuities	Total
Written and earned direct	$317,339	$5,058	$322,397
Reinsurance ceded	(1,406,752)	(25,608)	(1,432,360)
Reinsurance assumed	252,645	51	252,696
Net	$(836,768)	$(20,499)	$(857,267)

9.  Deferred Acquisition Costs and Value of Business Acquired

The following table summarizes activity in deferred acquisition costs (“DAC”) and value of business acquired (“VOBA”) for the years ended December 31, 2009, 2008 and 2007:

	DAC	VOBA	Total
Balance, January 1, 2007	$451,215	$53,919	$505,134
Capitalized additions	73,062	-	73,062
Amortization and writedowns	(128,575)	(6,995)	(135,570)
Unrealized investment (gains) losses	1,121	118	1,239
Purchase accounting adjustment	-	(563)	(563)
Balance, December 31, 2007	396,823	46,479	443,302
Capitalized additions	65,108	-	65,108
Amortization and writedowns	(55,551)	2,852	(52,699)
Unrealized investment (gains) losses	251,940	6,380	258,320
Balance, December 31, 2008	658,320	55,711	714,031
Capitalized additions	80,977	-	80,977
Amortization and writedowns	(64,837)	(1,161)	(65,998)
Unrealized investment (gains) losses	(242,085)	(5,881)	(247,966)
Balance, December 31, 2009	$432,375	$48,669	$481,044

The estimated future amortization of VOBA for the years ended December 31, 2010 through December 31, 2014 is as follows:

Year Ended December 31,	Amount
2010	$2,213
2011	2,421
2012	2,699
2013	2,929
2014	3,119

10.  Goodwill and Other Intangible Assets

The balances of and changes in goodwill, all of which is within the Retirement Services segment, for the years ended December 31, 2009 and 2008 are as follows:

Balance, January 1, 2008	$101,655
Purchase price accounting adjustment	3,600
Balance, December 31, 2008 and 2009	$105,255

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following tables summarize other intangible assets, all of which are within the Retirement Services segment, as of December 31, 2009 and 2008:

	December 31, 2009
	Gross carrying amount	Accumulated amortization	Net book value
Customer relationships	$36,314	$(10,039)	$26,275
Preferred provider agreements	7,970	(4,613)	3,357
Total	$44,284	$(14,652)	$29,632

	December 31, 2008
	Gross carrying amount	Accumulated amortization	Net book value
Customer relationships	$36,314	$(7,249)	$29,065
Preferred provider agreements	7,970	(3,211)	4,759
Total	$44,284	$(10,460)	$33,824

Amortization expense for other intangible assets included in general insurance expenses was $4,192, $4,725 and $4,699 for the years ended December 31, 2009, 2008 and 2007, respectively.  Except for goodwill, the Company has no intangible assets with indefinite lives.

The estimated future amortization of other intangible assets using current assumptions, which are subject to change, for the years ended December 31, 2010 through December 31, 2014 is as follows:

Year Ended December 31,	Amount
2010	$3,996
2011	3,793
2012	3,590
2013	3,410
2014	3,215

11.  Commercial Paper

The Company maintains a commercial paper program that is partially supported by a $50,000 corporate credit facility (See Note 20).

The following table provides information regarding the Company’s commercial paper program at December 31, 2009 and 2008:

	December 31,
	2009	2008
Commercial paper outstanding	$97,613	$97,167
Maturity range (days)	7 - 20	6 - 28
Interest rate range	0.3%- 0.4%	0.6% - 2.4%

12.  Stockholder’s Equity and Dividend Restrictions

At December 31, 2009 and 2008, the Company had 50,000,000 shares of $1 par value preferred stock authorized, none of which were issued or outstanding at either date.  In addition, the Company has 50,000,000 shares of $1 par value common stock authorized, 7,032,000 of which were issued and outstanding at both December 31, 2009 and 2008.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

GWLA’s net income and capital and surplus, as determined in accordance with statutory accounting principles and practices as prescribed by the National Association of Insurance Commissioners, for the years ended December 31, 2009, 2008 and 2007 are as follows:

	Year Ended December 31,
	2009	2008	2007
	(Unaudited)
Net income	$282,033	$247,957	$562,309
Capital and surplus	1,375,267	901,429	1,846,170

Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below.  During the years ended December 31, 2009, 2008 and 2007, the Company paid dividends in the amounts of $24,682, $1,772,293 and $604,983, respectively, to its parent company, GWL&A Financial.  Dividends paid during 2008 were paid in part using the proceeds received from the sale of the Company’s Healthcare business as discussed in Note 3.

The maximum amount of dividends that can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations.  Unaudited statutory capital and surplus and net gain from operations at and for the year ended December 31, 2009 were $1,375,267 and $337,553, respectively.  GWLA may pay up to $337,553 (unaudited) of dividends during the year ended December 31, 2010 without the prior approval of the Colorado insurance commissioner.  Prior to any payments of dividends, the Company seeks approval from the Colorado Insurance Commissioner.

13.  Other Comprehensive Income

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2009:

	Year Ended December 31, 2009
	Before-tax	Tax (Expense)	Net-of-tax
	Amount	Benefit	Amount
Unrealized holding gains (losses) arising during the year on available-for-sale fixed maturity investments	$1,174,693	$(411,143)	$763,550
Net changes during the year related to cash flow hedges	(57,218)	20,027	(37,191)
Reclassification adjustment for (gains)losses realized in net income	71,473	(25,016)	46,457
Net unrealized gains (losses)	1,188,948	(416,132)	772,816
Future policy benefits, deferred acquisition costs and value of business acquired adjustments	(250,468)	87,664	(162,804)
Net unrealized gains (losses)	938,480	(328,468)	610,012
Employee benefit plan adjustment	43,797	(15,329)	28,468
Other comprehensive income (loss)	$982,277	$(343,797)	$638,480

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2008:

	Year Ended December 31, 2008
	Before-tax	Tax (Expense)	Net-of-tax
	Amount	Benefit	Amount
Unrealized holding gains (losses) arising during the year on available-for-sale fixed maturity investments	$(1,431,239)	$496,555	$(934,684)
Net changes during the year related to cash flow hedges	85,494	(29,923)	55,571
Reclassification adjustment for (gains)losses realized in net income	38,978	(10,989)	27,989
Net unrealized gains (losses)	(1,306,767)	455,643	(851,124)
Future policy benefits, deferred acquisition costs and value of business acquired adjustments	254,180	(88,963)	165,217
Net unrealized gains (losses)	(1,052,587)	366,680	(685,907)
Employee benefit plan adjustment	(115,766)	40,518	(75,248)
Other comprehensive income (loss)	$(1,168,353)	$407,198	$(761,155)

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2007:

	Year Ended December 31, 2007
	Before-tax	Tax (Expense)	Net-of-tax
	Amount	Benefit	Amount
Unrealized holding gains (losses) arising during the year on available-for-sale fixed maturity investments	$3,833	$(1,342)	$2,491
Net changes during the year related to cash flow hedges	12,317	(4,311)	8,006
Reclassification adjustment for (gains)losses realized in net income	3,098	(1,084)	2,014
Net unrealized gains (losses)	19,248	(6,737)	12,511
Future policy benefits, deferred acquisition costs and value of business acquired adjustments	(4,013)	1,405	(2,608)
Net unrealized gains (losses)	15,235	(5,332)	9,903
Employee benefit plan adjustment	53,843	(18,845)	34,998
Other comprehensive income (loss)	$69,078	$(24,177)	$44,901

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

14.  General Insurance Expenses

The following table summarizes the components of general insurance expenses for the years ended December 31, 2009, 2008 and 2007:

	Year Ended December 31,
	2009	2008	2007
Compensation	$273,934	$282,502	$281,670
Commissions	114,461	118,978	128,003
Premium and other taxes	22,947	25,704	21,366
Capitalization of DAC	(80,977)	(65,108)	(73,062)
Depreciation and amortization	15,603	19,240	22,362
Rent, net of sublease income	6,767	3,875	5,752
Other	76,408	44,504	46,335
Total general insurance expenses	$429,143	$429,695	$432,426

15.  Employee Benefit Plans

Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement Plans - The Company has a noncontributory Defined Benefit Pension Plan covering substantially all of its employees that were hired before January 1, 1999.  Pension benefits are based principally on an employee’s years of service and compensation levels near retirement.  The Company’s policy for funding the defined benefit pension plans is to make annual contributions, which equal or exceed regulatory requirements.

The Company sponsors an unfunded Post-Retirement Medical Plan (the “Medical Plan”) that provides health benefits to retired employees who are not Medicare eligible.  The medical plan is contributory and contains other cost sharing features which may be adjusted annually for the expected general inflation rate.  The Company’s policy is to fund the cost of the medical plan benefits in amounts determined at the discretion of management.

The Company also provides supplemental executive retirement plans to certain key executives.  These plans provide key executives with certain benefits upon retirement, disability or death based upon total compensation.  The Company has purchased individual life insurance policies with respect to each employee covered by this plan.  The Company is the owner and beneficiary of the insurance contracts.

Prior to the adoption of the measurement provisions of ASC topic 715 for its year ended December 31, 2008, the Company utilized a November 30 measurement date for the Defined Benefit Pension and Post-Retirement Medical plans.  Upon adoption of the measurement provision of ASC topic 715, the Company changed the measurement date to correspond to the end of its fiscal year, December 31.  The impact of adopting the measurement date provisions of ASC 715 was a decrease to stockholder’s equity of $206.  Prepaid benefit costs and intangible assets are included in other assets and accrued benefit costs and unfunded status amounts are included in other liabilities in the accompanying consolidated balance sheets.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following tables provide a reconciliation of the changes in the benefit obligations, fair value of plan assets and the under funded status for the Company’s Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans as of the years ended December 31, 2009 and 2008:

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	2009	2008	2009	2008	2009	2008	2009	2008
Change in projected benefit obligation:
Benefit obligation, January 1	$303,383	$278,246	$16,483	$26,207	$45,765	$41,676	$365,631	$346,129
Service cost	4,087	5,743	680	1,263	717	665	5,484	7,671
Interest cost	19,135	18,356	709	1,254	2,856	2,735	22,700	22,345
Actuarial (gain) loss	2,253	23,200	(5,129)	(2,327)	(2,517)	3,578	(5,393)	24,451
Regular benefits paid	(10,580)	(10,217)	(607)	(1,344)	(2,391)	(1,761)	(13,578)	(13,322)
Special termination benefits	-	-	-	-	-	2,053	-	2,053
Curtailments	-	(14,165)	-	(8,855)	-	(3,181)	-	(26,201)
Other	-	2,220	-	285	-	-	-	2,505
Benefit obligation, December 31	$318,278	$303,383	$12,136	$16,483	$44,430	$45,765	$374,844	$365,631

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	2009	2008	2009	2008	2009	2008	2009	2008
Change in plan assets:
Value of plan assets, January 1	$201,970	$274,452	$-	$-	$-	$-	$201,970	$274,452
Actual return (loss) on plan assets	47,188	(73,765)	-	-	-	-	47,188	(73,765)
Employer contributions	12,500	11,500	607	1,344	2,391	1,761	15,498	14,605
Benefits paid	(10,580)	(10,217)	(607)	(1,344)	(2,391)	(1,761)	(13,578)	(13,322)
Value of plan assets, December 31	$251,078	$201,970	$-	$-	$-	$-	$251,078	$201,970

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	2009	2008	2009	2008	2009	2008	2009	2008
Funded (under funded) status at December 31	$(67,200)	$(101,413)	$(12,136)	$(16,483)	$(44,430)	$(45,765)	$(123,766)	$(163,661)

A recovery in market liquidity has resulted in improved market values for the Company’s Defined Benefit Pension Plan assets since December 31, 2008.

The following table presents amounts recognized in the consolidated balance sheets at December 31, 2009 and 2008 for the Company’s Defined Benefit Pension, Post-retirement Medical and Supplemental Executive Retirement plans:

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	2009	2008	2009	2008	2009	2008	2009	2008
Amounts recognized in consolidated balance sheets:
Accumulated other comprehensive (expense)income (loss)	(79,353)	(116,920)	17,964	14,925	(4,484)	(7,676)	(65,873)	(109,671)

The accumulated benefit obligation for the Defined Benefit Pension Plan was $303,352 and $289,525 at December 31, 2009 and 2008, respectively.

The following table provides information regarding amounts in accumulated other comprehensive income that have not yet been recognized as components of net periodic benefit costs at December 31, 2009:

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax
Net gain (loss)	$(81,955)	$(53,271)	$6,522	$4,239	$(238)	$(155)	$(75,671)	$(49,187)
Net prior service (cost) credit	(300)	(195)	11,442	7,437	(4,246)	(2,760)	6,896	4,482
Net transition asset (obligation)	2,902	1,886	-	-	-	-	2,902	1,886
	$(79,353)	$(51,580)	$17,964	$11,676	$(4,484)	$(2,915)	$(65,873)	$(42,819)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following table provides information regarding amounts in accumulated other comprehensive income that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2010:

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax
Net gain (loss)	$(6,285)	$(4,085)	$407	$265	$-	$-	$(5,878)	$(3,820)
Net prior service (cost) credit	(82)	(53)	1,650	1,072	(675)	(439)	893	580
Net transition asset (obligation)	1,514	984	-	-	-	-	1,514	984
	$(4,853)	$(3,154)	$2,057	$1,337	$(675)	$(439)	$(3,471)	$(2,256)

The expected benefit payments for the Company’s Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans for the years indicated are as follows:

	Defined benefit pension plan	Post-retirement medical plan	Supplemental executive retirement plan
2010	$10,891	$768	$2,699
2011	11,359	806	2,916
2012	12,142	810	2,913
2013	12,911	829	2,908
2014	13,742	933	2,721
2015 through 2019	88,795	5,977	18,181

Net periodic (benefit) cost of the Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans included in general insurance expenses in the accompanying consolidated statements of income for the years ended December 31, 2009, 2008 and 2007 includes the following components:

	Defined benefit pension plan
	2009	2008	2007
Components of net periodic (benefit) cost:
Service cost	$4,087	$5,743	$9,685
Interest cost	19,135	18,356	17,293
Expected return on plan assets	(16,073)	(20,499)	(20,166)
Amortization of transition obligation	(1,514)	(1,514)	(1,514)
Amortization of unrecognized prior service cost	88	120	218
Amortization of loss from earlier periods	10,131	679	4,877
Net periodic (benefit) cost	$15,854	$2,885	$10,393

	Post-retirement medical plan
	2009	2008	2007
Components of net periodic (benefit) cost:
Service cost	$680	$1,263	$2,050
Interest cost	709	1,254	1,489
Amortization of unrecognized prior service cost	(1,650)	(2,169)	(3,727)
Amortization of loss from earlier periods	(440)	85	651
Net periodic (benefit) cost	$(701)	$433	$463

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

	Supplemental executive retirement plan
	2009	2008	2007
Components of net periodic (benefit) cost:
Service cost	$716	$665	$1,044
Interest cost	2,856	2,735	2,589
Amortization of unrecognized prior service cost	675	814	986
Amortization of loss from earlier periods	-	-	250
Net periodic (benefit) cost	$4,247	$4,214	$4,869

The following tables present the assumptions used in determining benefit obligations of the Defined Benefit Pension, Post-Retirement Medical and the Supplemental Executive Retirement plans for the years ended December 31, 2009, 2008 and 2007:

	Defined benefit pension plan
	2009	2008	2007
Discount rate	6.37%	6.40%	6.75%
Expected return on plan assets	8.00%	8.00%	8.00%
Rate of compensation increase	4.94%	4.94%	3.19%

	Post-retirement medical plan
	2009	2008	2007
Discount rate	6.37%	6.40%	6.75%

	Supplemental executive retirement plan
	2009	2008	2007
Discount rate	6.37%	6.40%	6.75%
Rate of compensation increase	6.00%	6.00%	6.00%

The discount rate has been set based upon the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid.  In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

Assumed healthcare cost trend rates have a significant effect on the amounts reported for the Post- Retirement Medical Plan.  For measurement purposes, an 8.00% annual rate of increase in the per capita cost of covered healthcare benefits was assumed and that the rate would gradually decrease to a level of 5.25% by 2016.

The following table presents what a one-percentage-point change would have on assumed healthcare cost trend rates:

	One percentage point increase	One percentage point decrease
Increase (decrease) on total service and interest cost on components	$182	$(156)
Increase (decrease) on post-retirement benefit obligation	1,264	(1,107)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following table presents how the Company’s Defined Benefit Pension Plan assets are invested at December 31, 2009 and 2008:

	December 31,
	2009	2008
Equity securities	65%	62%
Debt securities	33%	30%
Other	2%	8%
Total	100%	100%

The following table presents information about the Defined Benefit Retirement Plan’s assets measured at fair value on a recurring basis as of December 31, 2009 and indicates the fair value hierarchy of the valuation techniques utilized to determine such fair value.  See Note 7 for a description of Level 1, Level 2 and Level 3 hierarchies and for valuation methods applied.

	Defined Benefit Plan Assets Measured at Fair Value on a Recurring Basis
	December 31, 2009
	Quoted prices in active markets for identical assets	Significant other observable inputs	Significant unobservable inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Common collective trust funds	$-	$162,635	$-	$162,635
Long-term asset-backed securities	-	82,370	-	82,370
Money market funds	1,490	-	-	1,490
Preferred stock	-	88	-	88
Limited partnership interests	-	-	4,495	4,495
Total	$1,490	$245,093	$4,495	$251,078

The following tables present additional information about assets and liabilities of the Defined Benefit Retirement Plan measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Limited partnership interests	Long-term asset-backed securities	Total
Balance, December 31, 2008	$2,750	$3,627	$6,377
Actual return on plan assets:
Relating to assets held at the reporting date	142	-	142
Purchases, sales and settlements	1,603	-	1,603
Transfers in (out) of Level 3	-	(3,627)	(3,627)
Balance, December 31, 2009	$4,495	$-	$4,495

The investment objective of the Defined Benefit Pension Plan is to provide a risk-adjusted return that will ensure the payment of benefits while protecting against the risk of substantial investment losses.  Correlations among the asset classes are used to identify an asset mix that the Company believes will provide the most attractive returns.  Long-term return forecasts for each asset class using historical data and other qualitative considerations to adjust for projected economic forecasts are used to set the expected rate of return for the entire portfolio.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The Defined Benefit Pension Plan utilizes various investment securities.  Generally, investment securities are exposed to various risks, such as interest rate risks, credit risk and overall market volatility.  Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the values of investment securities will occur and that such changes could materially affect the amounts reported.

The following table presents the ranges the Company targets for the allocation of invested Defined Benefit Pension Plan assets at December 31, 2010:

December 31, 2010
Equity securities	25% - 75%
Debt securities	25% - 75%
Other	0% - 15%

Management estimates the value of these investments will be recoverable.  The Company does not expect any plan assets to be returned to it during the year ended December 31, 2010.  The Company made contributions in the amounts of $12,500 and $11,500 to its Defined Benefit Pension Plan during the years ended December 31, 2009 and 2008, respectively.  The Company expects to contribute approximately $768 to its Post-Retirement Medical Plan and $2,699 to its Supplemental Executive Retirement Plan during the year ended December 31, 2010.  The Company will make a contribution at least equal to the minimum contribution of $3,600 to its Defined Benefit Pension Plan during the year ended December 31, 2010.

During the second quarter of 2008, the Company recorded defined benefit pension plan costs of $672, post-retirement medical plan benefits of $19,346 and supplemental executive retirement plan costs of $1,833 as adjustments to income from discontinued operations due to plan curtailments related to the sale of the Healthcare segment.

Other employee benefit plans - The Company sponsors a defined contribution 401(k) retirement plan which provides eligible participants with the opportunity to defer up to 50% of base compensation.  The Company matches 50% of the first 5% of participant pre-tax contributions for employees hired before January 1, 1999.  For all other employees, the Company matches 50% of the first 8% of participant pre-tax contributions.  Company contributions for the years ended December 31, 2009, 2008 and 2007 were $5,006, $7,384 and $9,573, respectively.

The Company has an executive deferred compensation plan providing key executives with the opportunity to participate in an unfunded deferred compensation program.  Under the program, participants may defer base compensation and bonuses and earn interest on the amounts deferred.  The program is not qualified under Section 401 of the Internal Revenue Code.  Participant balances, which are reflected in other liabilities in the accompanying consolidated balance sheets, are $15,286 and $16,752 at December 31, 2009 and 2008, respectively.  The participant deferrals earned interest at the average rates of 6.93% and 7.06% during the years ended December 31, 2009 and 2008, respectively.  The interest rate is based on the Moody’s Average Annual Corporate Bond Index rate plus 0.45% for actively employed participants and fixed rates ranging from 6.37% to 8.30% for retired participants.  Interest expense related to this plan was $1,110, $1,224 and $1,261 for the years ended December 31, 2009, 2008 and 2007, respectively, and is included in general insurance expenses in the consolidated statements of income.

The Company has a deferred compensation plan for select sales personnel with the opportunity to participate in an unfunded deferred compensation program.  Under this program, participants may defer compensation and earn interest on the amounts deferred.  The program is not qualified under Section 401 of the Internal Revenue Code.  Effective January 1, 2005, this program no longer accepted participant deferrals.  Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets, are $3,772 and $4,369 at December 31, 2009 and 2008, respectively.  The participant deferrals earned interest at the average rate of 4.4% and 4.5% during the years ended December 31, 2009 and 2008, respectively.  The interest rate is based on an annual rate determined by the Company.  The interest expense related to this plan was $187, $233 and $258 for the years ended December 31, 2009, 2008 and 2007, respectively, and is included in general insurance expense in the consolidated statements of income.

The Company offers an unfunded, non-qualified deferred compensation plan to a select group of management and highly compensated individuals.  Participants defer a portion of their compensation and realize potential market gains or losses on the invested contributions.  The program is not qualified under Section 401 of the Internal Revenue Code.  Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets, are $12,240 and $9,238 at December 31, 2009 and 2008, respectively.  Unrealized gains (losses) on invested participant deferrals were $2,053, ($3,709) and $997 for the years ended December 31, 2009, 2008 and 2007, respectively.

16.  Federal Income Taxes

The provision for income taxes from continuing operations is comprised of the following:

	Year Ended December 31, 2009
	2009	2008	2007
Current	$(47,842)	$14,828	$60,813
Deferred	93,950	81,010	57,978
Total income tax provision from continuing operations	$46,108	$95,838	$118,791

The following table presents a reconciliation between the statutory federal income tax rate and the Company’s effective federal income tax rate from continuing operations for the years ended December 31, 2009, 2008 and 2007:

	Year Ended December 31,
	2009	2008	2007
Statutory federal income tax rate	35.0%	35.0%	35.0%
Income tax effect of:
Investment income not subject to federal tax	(4.9%)	(1.4%)	(1.6%)
Tax credits	(4.9%)	(2.5%)	(2.8%)
State income taxes, net of federal benefit	(2.8%)	1.1%	0.5%
Provision for policyholders' share of earnings on participating business	0.3%	(13.2%)	2.0%
Prior period adjustment	1.7%	(0.3%)	1.4%
Income tax contingency provisions	0.9%	1.0%	2.0%
Other, net	2.1%	(2.0%)	(3.4%)
Effective federal income tax rate from continuing operations	27.4%	17.7%	33.1%

Included above in the provision for policyholder’s share of earnings on participating business is the income tax effect of the $207,785 decrease in undistributed earnings on participating business as discussed in Note 4.

The Company adopted the income tax contingency provisions contained in ASC topic 740 on January 1, 2007.  As a result of the adoption of these provisions, the Company recognized an $87,427 increase in the liability for unrecognized tax benefits, of which $6,195 was accounted for as a reduction to the January 1, 2007 balance of retained earnings.  The Company recognized increases in unrecognized tax benefits of $24,843 and $6,600 during the tax years ended December 31, 2009 and 2008, respectively.  During the twelve months ended December 31, 2009, the Company recognized an increase of $21,268 in the current period unrecognized tax benefits relating to changes in the composition of the consolidated tax group.  Because of the impact of deferred tax accounting, the increase in the unrecognized tax benefit does not effect the effective tax rate.  The Company anticipates additional increases in its unrecognized tax benefits of $18,000 to $20,000, in the next twelve months, due to changes in the composition of the consolidated group.  The Company does not anticipate that this increase in its unrecognized tax benefit will impact the effective tax rate.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

A reconciliation of unrecognized tax benefits for the years ended December 31, 2009 and 2008 is as follows:

Balance, January 1, 2008	$61,286
Additions for tax positions in the current year	6,600
Reductions for tax positions in current year	(1,935)
Additions for tax positions in prior years	17,349
Reductions for tax positions in prior years	(23,221)
Balance, December 31, 2008	60,079
Additions for tax positions in the current year	24,843
Reductions for tax positions in current year	(2,670)
Reductions for tax positions in prior years	(862)
Balance, December 31, 2009	$81,390

Included in the unrecognized tax benefits of $81,390 at December 31, 2009 was $5,351 of tax benefits that, if recognized, would increase the annual effective tax rate.  Also included in the balance at December 31, 2009 is $76,039 of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.  Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective rate but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in current income tax expense.  The Company recognized approximately $2,430, $6,916 and $1,300 in interest and penalties related to the uncertain tax positions during the years ended December 31, 2009, 2008 and 2007, respectively.  The Company had approximately $14,978 and $12,548 accrued for the payment of interest and penalties at December 31, 2009 and 2008, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years 2004 and prior.  Tax years 2005, 2006, 2007 and 2008 are open to federal examination by the Internal Revenue Service (the “I.R.S.”).  The Company is currently under federal examination by the I.R.S. for the 2005 tax year.  The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local audits.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities.  The tax effect of temporary differences, which give rise to the deferred tax assets and liabilities as of December 31, 2009 and 2008, are as follows:

	December 31,
	2009		2008
	Deferred	Deferred	Deferred	Deferred
	Tax Asset	Tax Liability	Tax Asset	Tax Liability
Policyholder reserves	$-	$278,700	$-	$105,049
Deferred acquisition costs	-	168,255	-	144,069
Investment assets	244,168	-	542,104	-
Policyholder dividends	19,861	-	20,298	-
Net operating loss carryforward	212,635	-	267,074	-
Pension plan accrued benefit liability	21,330	-	39,571	-
Goodwill	-	22,426	-	19,833
Experience rated refunds	87,397	-	29,086	-
Other	9,868	-	-	51,383
Total deferred taxes	$595,259	$469,381	$898,133	$320,334

Amounts presented for investment assets above include $58,348 and $400,339 related to the net unrealized losses (gains) on the Company’s fixed maturity and equity investments, which are classified as available-for-sale at December 31, 2009 and 2008, respectively.

The Company, together with certain of its subsidiaries, and Lifeco U.S. have entered into an income tax allocation agreement whereby Lifeco U.S. files a consolidated federal income tax return.  Under the agreement, these companies are responsible for and will receive the benefits of any income tax liability or benefit computed on a separate tax return basis.

The Company has federal net operating loss carry forwards generated by a subsidiary that files an income tax return separate from the Lifeco U.S. consolidated federal income tax return.  As of December 31, 2009, the subsidiary had net operating loss carry forwards expiring as follows:

Year	Amount
2020	$170,077
2021	113,002
2022	136,796
2023	81,693
Total	$501,568

Included in due from parent and affiliates at December 31, 2009 and 2008 is $177,716 and $37,097, respectively, of income taxes receivable from Lifeco U.S. related to the consolidated income tax return filed by the Company and certain subsidiaries.  Included in the consolidated balance sheets at December 31, 2009 and 2008 is $34,905 and $31,205 of income taxes receivable in other assets related to the separate federal income tax returns filed by certain subsidiaries, state income tax returns and unrecognized tax benefits.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

17.  Segment Information

The Company has three reportable segments: Individual Markets, Retirement Services and Other.  The Individual Markets segment distributes life insurance and individual annuity products to both individuals and businesses through various distribution channels.  Life insurance products in-force include participating and non-participating term life, whole life, universal life and variable universal life.  The Retirement Services segment provides retirement plan enrollment services, communication materials, various retirement plan investment options and educational services to employer-sponsored defined contribution/defined benefit plans and 401(k) and 403(b) plans, as well as comprehensive administrative and record-keeping services for financial institutions and employers.  The Company’s Other segment includes corporate items not directly allocated to any of its other business segments, interest expense on long-term debt and the activities of a wholly owned subsidiary whose sole business is the assumption of a certain block of term life insurance from an affiliated company.

As discussed in Note 3, substantially all of the Company’s former Healthcare segment has been sold and reclassified as discontinued operations and, accordingly, is no longer reported as a separate business segment.  The Company retained a small portion of its Healthcare business and reports it within its Individual Markets segment.  The segment reporting for prior periods has been restated to reflect these changes in business segments.

The accounting policies of each of the reportable segments are the same as those described in Note 1.  The Company evaluates performance of its reportable segments based on their profitability from operations after income taxes.  Inter-segment transactions and balances have been eliminated in consolidation.  The Company’s operations are not materially dependent on one or a few customers, brokers or agents.

The following tables summarize segment financial information for the year ended and as of December 31, 2009:

	Year Ended December 31, 2009
	Individual	Retirement
	Markets	Services	Other	Total
Revenue:
Premium income	$428,142	$2,949	$129,161	$560,252
Fee income	49,845	331,242	5,114	386,201
Net investment income	718,040	383,446	47,598	1,149,084
Net realized losses on investments	(38,382)	(23,239)	(5,919)	(67,540)
Total revenues	1,157,645	694,398	175,954	2,027,997
Benefits and expenses:
Policyholder benefits	982,465	231,648	112,691	1,326,804
Operating expenses	101,662	360,164	70,823	532,649
Total benefits and expenses	1,084,127	591,812	183,514	1,859,453
Income (loss) from continuing operations before income taxes	73,518	102,586	(7,560)	168,544
Income tax expense	18,830	27,366	(88)	46,108
Income (loss) from continuing operations	$54,688	$75,220	$(7,472)	$122,436

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

	December 31, 2009
	Individual	Retirement
	Markets	Services	Other	Total
Assets:
Investments	$11,907,136	$7,101,489	$1,367,403	$20,376,028
Other assets	1,430,349	853,069	164,260	2,447,678
Separate account assets	4,598,607	14,288,294	-	18,886,901
Assets from continuing operations	17,936,092	22,242,852	1,531,663	41,710,607
Assets from discontinued operations	-	-	-	87,719
Total assets	$17,936,092	$22,242,852	$1,531,663	$41,798,326

The following tables summarize segment financial information for the year ended and as of December 31, 2008:

	Year Ended December 31, 2008
	Individual	Retirement
	Markets	Services	Other	Total
Revenue:
Premium income	$377,525	$2,291	$145,321	$525,137
Fee income	55,852	368,536	4,833	429,221
Net investment income	692,193	351,585	34,691	1,078,469
Net realized gains (losses) on investments	(11,500)	(10,165)	(31)	(21,696)
Total revenues	1,114,070	712,247	184,814	2,011,131
Benefits and expenses:
Policyholder benefits	889,967	229,948	(172,327)	947,588
Operating expenses	108,702	324,500	88,996	522,198
Total benefits and expenses	998,669	554,448	(83,331)	1,469,786
Income from continuing operations before income taxes	115,401	157,799	268,145	541,345
Income tax expense	35,846	41,023	18,969	95,838
Income from continuing operations	$79,555	$116,776	$249,176	$445,507

	December 31, 2008
	Individual	Retirement
	Markets	Services	Other	Total
Assets:
Investments	$10,653,738	$5,935,760	$1,492,175	$18,081,673
Other assets	1,678,000	934,902	235,023	2,847,925
Separate account assets	4,718,758	10,403,185	-	15,121,943
Assets from continuing operations	17,050,496	17,273,847	1,727,198	36,051,541
Assets from discontinued operations	-	-	-	124,089
Total assets	$17,050,496	$17,273,847	$1,727,198	$36,175,630

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following table summarizes segment financial information for the year ended December 31, 2007:

	Year Ended December 31, 2007
	Individual	Retirement
	Markets	Services	Other	Total
Revenue:
Premium income	$(1,027,417)	$4,729	$165,421	$(857,267)
Fee income	69,535	388,959	4,771	463,265
Net investment income	759,037	350,382	30,122	1,139,541
Net realized gains (losses) on investments	(8,081)	4,885	1,168	(2,028)
Total revenues	(206,926)	748,955	201,482	743,511
Benefits and expenses:
Policyholder benefits	(577,592)	224,413	128,315	(224,864)
Operating expenses	190,721	338,677	80,311	609,709
Total benefits and expenses	(386,871)	563,090	208,626	384,845
Income (loss) from continuing operations before income taxes	179,945	185,865	(7,144)	358,666
Income tax expense	59,863	58,474	454	118,791
Income (loss) from continuing operations	$120,082	$127,391	$(7,598)	$239,875

18.  Share-Based Compensation

Lifeco, of which the Company is an indirect wholly-owned subsidiary, has a stock option plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company.  Options are granted with exercise prices not less than the average market price of the shares on the five days preceding the date of the grant.  Termination of employment prior to the vesting of the options results in the forfeiture of the unvested options.  The Lifeco plan provides for the granting of options with varying terms and vesting requirements with vesting commencing on the first anniversary of the grant and expiring ten years from the date of grant.  Lifeco did not grant stock options to employees of the Company during the year ended December 31, 2009.

The following table presents information regarding the share-based compensation expense the Company recognized during the years ended December 31, 2009, 2008 and 2007.  Share-based compensation expense of continuing operations is included in general insurance expenses in the consolidated statements of income.  Share-based compensation expense of discontinued operations is included in income from discontinued operations in the consolidated statements of income.

	Year ended December 31,
	2009	2008	2007
Continuing operations	$2,181	$3,143	$3,816
Discontinued operations	-	1,980	-
	$2,181	$5,123	$3,816

The Lifeco plan contains a provision that permits a retiring option holder with unvested stock options on the date of retirement to continue to vest in them after retirement for a period of up to five years.  Upon the retirement of an option holder with unvested options, the Company accelerates the recognition period to the date of retirement for any unrecognized share-based compensation cost related thereto and recognizes it in its earnings at that time.  At December 31, 2009, the Company had $2,632, net of estimated forfeitures, of unrecognized share-based compensation costs, which will be recognized in its earnings through 2015.  The weighted-average period over which these costs will be recognized in earnings is 2.1 years.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees which are outstanding at December 31, 2009.  The options granted relate to underlining stock traded in Canadian dollars on the Toronto Stock Exchange, therefore, the amounts, which are presented in United States dollars, will fluctuate as a result of exchange rate fluctuations.

		Weighted Average
	Shares Under Option	Exercise Price (Whole Dollars)	Remaining Contractual Term (Years)	Aggregate Intrinsic Value 1
Outstanding, January 1, 2009	4,317,541	$19.47
Exercised	(572,239)	11.67
Outstanding, December 31, 2009	3,745,302	24.30	4.8	15,247

Vested and expected to vest,
December 31, 2009	3,739,342	$24.29	4.8	$15,247

Exercisable, December 31, 2009	2,828,902	$21.96	3.9	$15,247

¹  The aggregate intrinsic value is calculated as the difference between the market price of Lifeco common shares on December 31, 2009 and the exercise price of the option (only if the result is positive) multiplied by the number of options.

The following table presents other information regarding stock options under the Lifeco plan during the year ended December 31, 2009:

Year Ended
December 31, 2009
Intrinsic value of options exercised 1	$7,039
Fair value of options vested	1,361

¹  The intrinsic value of options exercised is calculated as the difference between the market price of Lifeco common shares on the date of exercise and the exercise price of the option multiplied by the number of options exercised.

19.  Obligations Relating to Debt and Leases

The Company enters into operating leases primarily for the rental of office space.  The following table shows, as of December 31, 2009, scheduled related party debt principal repayments and minimum annual rental commitments for operating leases having initial or remaining non-cancelable lease terms in excess of one year during the years ended December 31, 2010 through 2014 and thereafter:

Year Ended December 31,	Related Party Notes	Operating Leases	Total Debt and Lease Obligations
2010	$-	$11,872	$11,872
2011	-	4,315	4,315
2012	-	3,329	3,329
2013	-	2,018	2,018
2014	-	2,941	2,941
Thereafter	528,400	1,227	529,627

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

20.  Commitments and Contingencies

The Company is one of two defendants in an action filed in the Colorado District Court for Arapahoe County, Colorado by a disease management vendor in an action relating to its healthcare business (which was sold to Connecticut General Life Insurance Company in a transaction that closed on April 1, 2008).  The plaintiff alleges that the Company breached a contract with it and engaged in tortious conduct, for which the plaintiff seeks both compensatory and punitive damages.  The Company believes it has meritorious defenses against the plaintiff’s claims and is vigorously contesting them.  The Company’s motion for partial summary judgment is pending.  The lawsuit is scheduled for trial commencing March 1, 2010.

The extent of the losses beyond any amounts that may be accrued is not readily determinable at this time.  However, based on facts and circumstances presently known, in the opinion of management, an unfavorable outcome will not materially affect the equity of the Company, although its results of discontinued operations may be adversely affected.

The Company is involved in various other legal proceedings that arise in the ordinary course of its business.  In the opinion of management, after consultation with counsel, the resolution of these proceedings are not expected to have a material adverse effect on the Company’s consolidated financial position or the results of its operations.

The Company has entered into a corporate credit facility agreement in the amount of $50,000 for general corporate purposes.  The credit facility matures on May 26, 2010.  Interest accrues at a rate dependent upon various conditions and terms of borrowings.  The agreement requires, among other things, the Company to maintain a minimum adjusted statutory net worth of $900,000 plus 50% of its statutory net income, if positive, for each quarter ending after June 30, 2008.  The Company had no borrowings under the credit facility at either December 31, 2009 or 2008 and was in compliance with all covenants.

The Company makes commitments to fund partnership interests and other investments in the normal course of its business.  The amounts of these unfunded commitments at December 31, 2009 and 2008 were $126,882 and $49,334, respectively, all of which is due within one year from the dates indicated.

21.  Subsequent Events

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s consolidated financial statements through February 19, 2010, the date on which the Company’s consolidated financial statements were issued.  No subsequent event has occurred requiring its recognition or disclosure in the Company’s consolidated financial statements.

On February 8, 2010, the Company’s Board of Directors declared a dividend in the amount of $66,000 to be paid during the first quarter of 2010.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Schedule III
Supplemental Insurance Information
(In Thousands)

	As of and for the year ended December 31, 2009
Operations:	Individual Markets Segment	Retirement Services Segment	Other Segment	Total
Deferred acquisition costs	$174,360	$258,015	$-	$432,375
Future policy benefits, losses, claims and expenses	11,598,641	6,994,319	341,688	18,934,648
Unearned premium reserves	37,912	-	-	37,912
Other policy claims and benefits payable	689,377	319	28,349	718,045
Premium income	428,142	2,949	129,161	560,252
Net investment income	718,040	383,446	47,598	1,149,084
Benefits, claims, losses and settlement expenses	982,465	231,648	112,691	1,326,804
Amortization of deferred acquisition costs	16,221	48,616	-	64,837
Other operating expenses	85,441	311,548	70,823	467,812

	As of and for the year ended December 31, 2008
Operations:	Individual Markets Segment	Retirement Services Segment	Other Segment	Total
Deferred acquisition costs	$255,148	$403,172	$-	$658,320
Future policy benefits, losses,claims and expenses (1)	11,181,058	6,568,078	320,641	18,069,777
Unearned premium reserves (1)	35,871	-	-	35,871
Other policy claims and benefits payable	657,352	306	25,264	682,922
Premium income	377,525	2,291	145,321	525,137
Net investment income	692,193	351,585	34,691	1,078,469
Benefits, claims, losses and settlement expenses	889,967	229,948	(172,327)	947,588
Amortization of deferred acquisition costs	21,081	34,470	-	55,551
Other operating expenses	87,621	290,030	88,996	466,647

	For the year ended December 31, 2007
Operations:	Individual Markets Segment	Retirement Services Segment	Other Segment	Total
Premium income	$(1,027,417)	$4,729	$165,421	$(857,267)
Net investment income	759,037	350,382	30,122	1,139,541
Benefits, claims, losses and settlement expenses	(577,592)	224,413	128,315	(224,864)
Amortization of deferred acquisition costs	104,345	24,230	-	128,575
Other operating expenses	86,376	314,447	80,311	481,134

(1) A reclassification of $29,500 was made from unearned premium reserves to future policy benefits, losses, claims and expenses for consistency with the presentation as of December 31, 2009.

COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company Financial Statements for the Years Ended December 31, 2009 and 2008 and Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
COLI VUL-2 Series Account
and the Board of Directors of
Great-West Life & Annuity Insurance Company

We have audited the accompanying statements of assets and liabilities of COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”) comprising the investment divisions as disclosed in Appendix A as of December 31, 2009, and the related statements of operations for the periods presented in Appendix A, the statements of changes in net assets for each of the periods presented in Appendix A, and the financial highlights included in Note 6 for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Series Account’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series Account's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the fund house. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of  each of the investment divisions constituting the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company as of December 31, 2009, the results of their operations for the periods presented, the changes in their net assets for each of the periods presented, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
April 9, 2010

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

APPENDIX A (Continued)

	Statements of Assets	Statements of	Statements of Changes
Investment Division	and Liabilities	Operations	in Net Assets
	As Of	For the	For Each of the
AIM V.I. Core Equity Fund	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
AIM V.I. Financial Services Fund	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
AIM V.I. Global Health Care Fund	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
AIM V.I. Global Real Estate Fund	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
AIM V.I. International Growth Fund	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
AIM V.I. Technology Fund	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
American Century VP Income & Growth Fund	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
American Century VP International Fund	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
American Century VP Ultra Fund	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
American Century VP Value Fund	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
American Century VP Vista Fund	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
American Funds IS Global Small Capitalization Fund	December 31, 2009	Year Ended December 31, 2009	Year Ended December 31, 2009
American Funds IS Growth Fund	December 31, 2009	Year Ended December 31, 2009	Year Ended December 31, 2009 and Period from May 5, 2008 * to December 31, 2008
American Funds IS International Fund	December 31, 2009	Year Ended December 31, 2009	Year Ended December 31, 2009 and Period from May 5, 2008 * to December 31, 2008
Davis Financial Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Davis Value Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Dreyfus IP MidCap Stock Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Dreyfus IP Technology Growth Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Dreyfus Stock Index Fund	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Dreyfus VIF Appreciation Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Dreyfus VIF International Equity Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Dreyfus VIF International Value Portfolio	N/A	Period from January 1, 2009 to January 15, 2009 **	Period from January 1, 2009 to January 15, 2009 ** and Year Ended December 31, 2008
DWS Dreman Small Mid Cap Value VIP Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
DWS Global Opportunities VIP Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
DWS High Income VIP Portfolio	December 31, 2009	Year Ended December 31, 2009	Year Ended December 31, 2009
DWS Small Cap Index VIP Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
DWS Strategic Value VIP Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Federated Clover Value Fund II	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Federated High Income Bond Fund II	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Federated International Equity Fund II	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Federated Mid Cap Growth Strategies Fund II	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Fidelity VIP Contrafund Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Fidelity VIP Equity-Income Portfolio	N/A	Period from January 1, 2009 to January 2, 2009**	Period from January 1, 2009 to January 2, 2009** and Year Ended December 31, 2008
Fidelity VIP Growth Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Fidelity VIP Investment Grade Bond Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Fidelity VIP Mid Cap Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Janus Aspen Balanced Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Janus Aspen Flexible Bond Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Janus Aspen Forty Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Janus Aspen Global Life Sciences Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Janus Aspen Global Technology Portfolio	December 31, 2009	Year Ended December 31, 2009	Year Ended December 31, 2009
Janus Aspen Overseas Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Janus Aspen Worldwide Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Maxim Aggressive Profile I Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Maxim Ariel MidCap Value Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Maxim Ariel Small-Cap Value Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Maxim Conservative Profile I Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Maxim Global Bond Portfolio	December 31, 2009	Year Ended December 31, 2009	Year Ended December 31, 2009
Maxim INVESCO ADR Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Maxim Lifetime 2015 Portfolio II	December 31, 2009	Period from September 29, 2009* to December 31, 2009	Period from September 29, 2009 * to December 31, 2009
Maxim Loomis Sayles Bond Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Maxim Loomis Sayles Small-Cap Value Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Maxim MFS International Value Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Maxim Moderate Profile I Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Maxim Moderately Aggressive Profile I Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Maxim Moderately Conservative Profile I Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Maxim Money Market Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Maxim Short Duration Bond Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Maxim Small-Cap Growth Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Maxim T. Rowe Price Equity/Income Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Maxim T. Rowe Price MidCap Growth Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Maxim U.S. Government Mortgage Securities Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Neuberger Berman AMT Guardian Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Neuberger Berman AMT Mid-Cap Growth Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Neuberger Berman AMT Partners Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Neuberger Berman AMT Regency Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Neuberger Berman AMT Small Cap Growth Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Neuberger Berman AMT Socially Responsive Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

APPENDIX A (Concluded)

	Statements of Assets	Statements of	Statements of Changes
Investment Division	and Liabilities	Operations	in Net Assets
	As Of	For the	For Each of the
PIMCO VIT High Yield Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
PIMCO VIT Low Duration Bond Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
PIMCO VIT Real Return Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
PIMCO VIT Total Return Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Ridgeworth VT Capital Appreciation Fund	N/A	Period from January 1, 2009 to April 27, 2009 **	Period from January 1, 2009 to April 27, 2009 ** and Year Ended December 31, 2008
Ridgeworth VT Small Cap Value Equity Fund	N/A	Period from January 1, 2009 to April 27, 2009 **	Period from January 1, 2009 to April 27, 2009 ** and Year Ended December 31, 2008
Royce Micro-Cap Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Royce Small-Cap Portfolio	December 31, 2009	Year Ended December 31, 2009	Two Years Ended December 31, 2009
Van Eck WIT Worldwide Hard Assets Fund	December 31, 2009	Year Ended December 31, 2009	Year Ended December 31, 2009 and Period from May 5, 2008 * to December 31, 2008

* - date represents commencement of operations
** - date represents cessation of contractholders investment

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

	AIM V.I. CORE EQUITY FUND	AIM V.I. FINANCIAL SERVICES FUND	AIM V.I. GLOBAL HEALTH CARE FUND	AIM V.I. GLOBAL REAL ESTATE FUND	AIM V.I. INTERNATIONAL GROWTH FUND	AIM V.I. TECHNOLOGY FUND

ASSETS:
Investments at market value (1)	$1,437,193	$6,926	$152,734	$25,007	$1,052,960	$34,553
Investment income due and accrued
Purchase payments receivable				3,530	396

Total assets	1,437,193	6,926	152,734	28,537	1,053,356	34,553

LIABILITIES:
Redemptions payable
Due to Great West Life & Annuity Insurance Company	30		5	1	27	1

Total liabilities	30		5	1	27	1

NET ASSETS	$1,437,163	$6,926	$152,729	$28,536	$1,053,329	$34,552

NET ASSETS REPRESENTED BY:
Accumulation units	$1,437,163	$6,926	$152,729	$28,536	$1,053,329	$34,552

ACCUMULATION UNITS OUTSTANDING	123,952	1,360	12,362	4,517	103,190	3,322

UNIT VALUE (ACCUMULATION)	$11.59	$5.09	$12.35	$6.32	$10.21	$10.40

(1) Cost of investments:	$1,405,672	$5,807	$186,935	$17,997	$1,129,214	$30,743
Shares of investments:	57,672	1,358	9,624	2,060	40,483	2,620

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

	AMERICAN CENTURY VP INCOME & GROWTH FUND	AMERICAN CENTURY VP INTERNATIONAL FUND	AMERICAN CENTURY VP ULTRA FUND	AMERICAN CENTURY VP VALUE FUND	AMERICAN CENTURY VP VISTA FUND	AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND

ASSETS:
Investments at market value (1)	$28,053	$342,957	$4,253	$387,558	$797,835	$7,941
Investment income due and accrued
Purchase payments receivable					2,347	126

Total assets	28,053	342,957	4,253	387,558	800,182	8,067

LIABILITIES:
Redemptions payable
Due to Great West Life & Annuity Insurance Company	1	7		8	17

Total liabilities	1	7		8	17

NET ASSETS	$28,052	$342,950	$4,253	$387,550	$800,165	$8,067

NET ASSETS REPRESENTED BY:
Accumulation units	$28,052	$342,950	$4,253	$387,550	$800,165	$8,067

ACCUMULATION UNITS OUTSTANDING	2,987	27,421	426	36,738	73,712	1,001

UNIT VALUE (ACCUMULATION)	$9.39	$12.51	$9.98	$10.55	$10.86	$8.06

(1) Cost of investments:	$41,533	$348,341	$3,354	$410,959	$1,064,421	$6,140
Shares of investments:	5,214	44,367	524	73,401	60,488	447

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

	AMERICAN FUNDS IS GROWTH FUND	AMERICAN FUNDS IS INTERNATIONAL FUND	DAVIS FINANCIAL PORTFOLIO	DAVIS VALUE PORTFOLIO	DREYFUS IP MIDCAP STOCK PORTFOLIO	DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO

ASSETS:
Investments at market value (1)	$830,693	$153,545	$21,947	$141,406	$66,221	$106,185
Investment income due and accrued
Purchase payments receivable	4,144	4,141		2,033

Total assets	834,837	157,686	21,947	143,439	66,221	106,185

LIABILITIES:
Redemptions payable
Due to Great West Life & Annuity Insurance Company	20	5	1	5	1	4

Total liabilities	20	5	1	5	1	4

NET ASSETS	$834,817	$157,681	$21,946	$143,434	$66,220	$106,181

NET ASSETS REPRESENTED BY:
Accumulation units	$834,817	$157,681	$21,946	$143,434	$66,220	$106,181

ACCUMULATION UNITS OUTSTANDING	75,267	18,494	2,325	13,953	6,879	8,434

UNIT VALUE (ACCUMULATION)	$11.09	$8.53	$9.44	$10.28	$9.63	$12.59

(1) Cost of investments:	$657,497	$118,474	$21,208	$125,069	$42,789	$96,867
Shares of investments:	18,019	8,974	2,199	13,154	6,331	10,629

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

	DREYFUS STOCK INDEX FUND	DREYFUS VIF APPRECIATION PORTFOLIO	DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO	DWS DREMAN SMALL MID CAP VALUE VIP PORTFOLIO	DWS GLOBAL OPPORTUNITIES VIP PORTFOLIO	DWS HIGH INCOME VIP PORTFOLIO

ASSETS:
Investments at market value (1)	$5,197,366	$506,340	$137,382	$779,433	$523,284	$4,558
Investment income due and accrued	24,298
Purchase payments receivable	1,823

Total assets	5,223,487	506,340	137,382	779,433	523,284	4,558

LIABILITIES:
Redemptions payable
Due to Great West Life & Annuity Insurance Company	122	10	3	17	17

Total liabilities	122	10	3	17	17

NET ASSETS	$5,223,365	$506,330	$137,379	$779,416	$523,267	$4,558

NET ASSETS REPRESENTED BY:
Accumulation units	$5,223,365	$506,330	$137,379	$779,416	$523,267	$4,558

ACCUMULATION UNITS OUTSTANDING	523,166	45,317	11,431	82,975	45,104	445

UNIT VALUE (ACCUMULATION)	$9.98	$11.17	$12.02	$9.39	$11.60	$10.24

(1) Cost of investments:	$6,041,666	$565,087	$115,013	$686,859	$612,734	$4,205
Shares of investments:	197,543	16,125	9,044	77,633	46,226	696

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

	DWS SMALL CAP INDEX VIP PORTFOLIO	DWS STRATEGIC VALUE VIP PORTFOLIO	FEDERATED CLOVER VALUE FUND II	FEDERATED HIGH INCOME BOND FUND II	FEDERATED INTERNATIONAL EQUITY FUND II	FEDERATED MID CAP GROWTH STRATEGIES FUND II

ASSETS:
Investments at market value (1)	$65,764	$365,367	$27,962	$39,221	$1,206,963	$44,927
Investment income due and accrued
Purchase payments receivable

Total assets	65,764	365,367	27,962	39,221	1,206,963	44,927

LIABILITIES:
Redemptions payable
Due to Great West Life & Annuity Insurance Company	2	12	1	1	25	1

Total liabilities	2	12	1	1	25	1

NET ASSETS	$65,762	$365,355	$27,961	$39,220	$1,206,938	$44,926

NET ASSETS REPRESENTED BY:
Accumulation units	$65,762	$365,355	$27,961	$39,220	$1,206,938	$44,926

ACCUMULATION UNITS OUTSTANDING	8,595	43,499	3,336	2,981	109,326	4,229

UNIT VALUE (ACCUMULATION)	$7.65	$8.40	$8.38	$13.16	$11.04	$10.62

(1) Cost of investments:	$60,021	$492,467	$31,594	$28,762	$1,307,848	$50,502
Shares of investments:	6,643	49,642	3,086	5,880	87,715	2,700

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

	FIDELITY VIP CONTRAFUND PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO	FIDELITY VIP MID CAP PORTFOLIO	JANUS ASPEN BALANCED PORTFOLIO	JANUS ASPEN FLEXIBLE BOND PORTFOLIO

ASSETS:
Investments at market value (1)	$2,365,108	$621,137	$561,579	$3,076,040	$586,050	$4,390,157
Investment income due and accrued
Purchase payments receivable	5,196			6,688	474	41

Total assets	2,370,304	621,137	561,579	3,082,728	586,524	4,390,198

LIABILITIES:
Redemptions payable
Due to Great West Life & Annuity Insurance Company	74	13	12	82	15	112

Total liabilities	74	13	12	82	15	112

NET ASSETS	$2,370,230	$621,124	$561,567	$3,082,646	$586,509	$4,390,086

NET ASSETS REPRESENTED BY:
Accumulation units	$2,370,230	$621,124	$561,567	$3,082,646	$586,509	$4,390,086

ACCUMULATION UNITS OUTSTANDING	166,701	65,247	46,226	220,228	39,519	289,225

UNIT VALUE (ACCUMULATION)	$14.22	$9.52	$12.15	$14.00	$14.84	$15.18

(1) Cost of investments:	$2,333,830	$616,552	$536,127	$2,981,725	$555,983	$4,035,137
Shares of investments:	116,565	20,879	45,806	122,551	21,802	349,257

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

	JANUS ASPEN FORTY PORTFOLIO	JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO	JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO	JANUS ASPEN OVERSEAS PORTFOLIO	JANUS ASPEN WORLDWIDE PORTFOLIO	MAXIM AGGRESSIVE PROFILE I PORTFOLIO

ASSETS:
Investments at market value (1)	$4,010,850	$86,427	$28,567	$2,741,052	$353,001	$619,200
Investment income due and accrued
Purchase payments receivable	1,229

Total assets	4,012,079	86,427	28,567	2,741,052	353,001	619,200

LIABILITIES:
Redemptions payable				75		19
Due to Great West Life & Annuity Insurance Company	101	3	1	71	8	20

Total liabilities	101	3	1	146	8	39

NET ASSETS	$4,011,978	$86,424	$28,566	$2,740,906	$352,993	$619,161

NET ASSETS REPRESENTED BY:
Accumulation units	$4,011,978	$86,424	$28,566	$2,740,906	$352,993	$619,161

ACCUMULATION UNITS OUTSTANDING	273,890	9,011	3,051	215,756	34,084	48,314

UNIT VALUE (ACCUMULATION)	$14.65	$9.59	$9.36	$12.70	$10.36	$12.82

(1) Cost of investments:	$3,918,624	$85,754	$19,733	$2,796,255	$357,994	$570,024
Shares of investments:	119,371	8,448	6,449	59,731	13,484	75,697

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

	MAXIM ARIEL MIDCAP VALUE PORTFOLIO	MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO	MAXIM CONSERVATIVE PROFILE I PORTFOLIO	MAXIM GLOBAL BOND PORTFOLIO	MAXIM INVESCO ADR PORTFOLIO	MAXIM LIFETIME 2015 PORTFOLIO II

ASSETS:
Investments at market value (1)	$313,428	$706,409	$254,599	$87,723	$427,581	$73,733
Investment income due and accrued
Purchase payments receivable			20		554

Total assets	313,428	706,409	254,619	87,723	428,135	73,733

LIABILITIES:
Redemptions payable
Due to Great West Life & Annuity Insurance Company	7	15	8	2	12	2

Total liabilities	7	15	8	2	12	2

NET ASSETS	$313,421	$706,394	$254,611	$87,721	$428,123	$73,731

NET ASSETS REPRESENTED BY:
Accumulation units	$313,421	$706,394	$254,611	$87,721	$428,123	$73,731

ACCUMULATION UNITS OUTSTANDING	27,889	71,588	17,416	7,689	33,587	7,139

UNIT VALUE (ACCUMULATION)	$11.24	$9.87	$14.62	$11.41	$12.75	$10.33

(1) Cost of investments:	$48,548	$526,497	$233,455	$83,903	$373,888	$73,860
Shares of investments:	304,299	95,849	27,114	9,725	35,019	6,217

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

	MAXIM LOOMIS SAYLES BOND PORTFOLIO	MAXIM LOOMIS SAYLES SMALL-CAP VALUE PORTFOLIO	MAXIM MFS INTERNATIONAL VALUE PORTFOLIO	MAXIM MODERATE PROFILE I PORTFOLIO	MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO	MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO

ASSETS:
Investments at market value (1)	$1,784,016	$825,780	$9,210	$542,237	$446,797	$370,885
Investment income due and accrued
Purchase payments receivable		393		160

Total assets	1,784,016	826,173	9,210	542,397	446,797	370,885

LIABILITIES:
Redemptions payable					7	38
Due to Great West Life & Annuity Insurance Company	45	20		18	13	12

Total liabilities	45	20		18	20	50

NET ASSETS	$1,783,971	$826,153	$9,210	$542,379	$446,777	$370,835

NET ASSETS REPRESENTED BY:
Accumulation units	$1,783,971	$826,153	$9,210	$542,379	$446,777	$370,835

ACCUMULATION UNITS OUTSTANDING	112,560	71,791	1,536	36,072	32,535	24,841

UNIT VALUE (ACCUMULATION)	$15.85	$11.51	$6.00	$15.04	$13.73	$14.93

(1) Cost of investments:	$1,571,038	$844,316	$10,238	$474,628	$406,861	$344,956
Shares of investments:	153,266	49,866	1,253	59,132	50,485	40,534

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

	MAXIM MONEY MARKET PORTFOLIO	MAXIM SHORT DURATION BOND PORTFOLIO	MAXIM SMALL-CAP GROWTH PORTFOLIO	MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO	MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO	MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO

ASSETS:
Investments at market value (1)	$7,539,533	$2,138,785	$1,101,236	$431,675	$199,168	$3,139,756
Investment income due and accrued
Purchase payments receivable				750	509

Total assets	7,539,533	2,138,785	1,101,236	432,425	199,677	3,139,756

LIABILITIES:
Redemptions payable	5,164
Due to Great West Life & Annuity Insurance Company	197	52	23	11	7	70

Total liabilities	5,361	52	23	11	7	70

NET ASSETS	$7,534,172	$2,138,733	$1,101,213	$432,414	$199,670	$3,139,686

NET ASSETS REPRESENTED BY:
Accumulation units	$7,534,172	$2,138,733	$1,101,213	$432,414	$199,670	$3,139,686

ACCUMULATION UNITS OUTSTANDING	633,027	189,539	117,512	39,737	14,633	239,124

UNIT VALUE (ACCUMULATION)	$11.90	$11.28	$9.37	$10.88	$13.65	$13.13

(1) Cost of investments:	$7,539,533	$2,068,416	$1,227,522	$412,463	$152,337	$3,078,475
Shares of investments:	7,539,533	213,026	73,123	33,360	13,322	258,629

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

	NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO	NEUBERGER BERMAN AMT MID-CAP GROWTH PORTFOLIO	NEUBERGER BERMAN AMT PARTNERS PORTFOLIO	NEUBERGER BERMAN AMT REGENCY PORTFOLIO	NEUBERGER BERMAN AMT SMALL CAP GROWTH PORTFOLIO	NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO

ASSETS:
Investments at market value (1)	$1,899,576	$179,503	$1,637,358	$712,455	$270,389	$29,253
Investment income due and accrued
Purchase payments receivable

Total assets	1,899,576	179,503	1,637,358	712,455	270,389	29,253

LIABILITIES:
Redemptions payable					13
Due to Great West Life & Annuity Insurance Company	39	4	34	16	9	1

Total liabilities	39	4	34	16	22	1

NET ASSETS	$1,899,537	$179,499	$1,637,324	$712,439	$270,367	$29,252

NET ASSETS REPRESENTED BY:
Accumulation units	$1,899,537	$179,499	$1,637,324	$712,439	$270,367	$29,252

ACCUMULATION UNITS OUTSTANDING	177,101	15,045	153,701	85,369	31,254	2,688

UNIT VALUE (ACCUMULATION)	$10.73	$11.93	$10.65	$8.35	$8.65	$10.88

(1) Cost of investments:	$2,116,162	$132,810	$1,400,776	$853,222	$283,046	$32,547
Shares of investments:	118,872	8,451	166,907	58,112	26,379	2,418

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

	PIMCO VIT HIGH YIELD PORTFOLIO	PIMCO VIT LOW DURATION BOND PORTFOLIO	PIMCO VIT REAL RETURN PORTFOLIO	PIMCO VIT TOTAL RETURN PORTFOLIO	ROYCE MICRO-CAP PORTFOLIO	ROYCE SMALL-CAP PORTFOLIO

ASSETS:
Investments at market value (1)	$88,583	$2,616,902	$1,566,266	$3,794,800	$303,677	$1,265,150
Investment income due and accrued	698	4,201	1,741	10,256
Purchase payments receivable	788	239	3,144	492		380

Total assets	90,069	2,621,342	1,571,151	3,805,548	303,677	1,265,530

LIABILITIES:
Redemptions payable
Due to Great West Life & Annuity Insurance Company	3	72	41	84	10	30

Total liabilities	3	72	41	84	10	30

NET ASSETS	$90,066	$2,621,270	$1,571,110	$3,805,464	$303,667	$1,265,500

NET ASSETS REPRESENTED BY:
Accumulation units	$90,066	$2,621,270	$1,571,110	$3,805,464	$303,667	$1,265,500

ACCUMULATION UNITS OUTSTANDING	6,747	207,858	123,640	277,521	32,489	129,543

UNIT VALUE (ACCUMULATION)	$13.35	$12.61	$12.71	$13.71	$9.35	$9.77

(1) Cost of investments:	$78,532	$2,610,693	$1,532,578	$3,677,154	$242,658	$1,336,209
Shares of investments:	12,168	258,843	125,906	350,721	32,000	146,429

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

	VAN ECK WIT WORLDWIDE HARD ASSETS FUND	TOTAL COLI VUL-2 SERIES ACCOUNT
		(UNAUDITED)

ASSETS:
Investments at market value (1)	$37,046	$68,729,211
Investment income due and accrued		41,194
Purchase payments receivable		39,597

Total assets	37,046	68,810,002

LIABILITIES:
Redemptions payable		5,316
Due to Great West Life & Annuity Insurance Company	1	1,714

Total liabilities	1	7,030

NET ASSETS	$37,045	$68,802,972

NET ASSETS REPRESENTED BY:
Accumulation units	$37,045	$68,802,972

ACCUMULATION UNITS OUTSTANDING	4,893

UNIT VALUE (ACCUMULATION)	$7.57

(1) Cost of investments:	$32,716	$68,317,553
Shares of investments:	1,266

The accompanying notes are an integral part of these financial statements.		(Concluded)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

	AIM V.I. CORE EQUITY FUND	AIM V.I. FINANCIAL SERVICES FUND	AIM V.I. GLOBAL HEALTH CARE FUND	AIM V.I. GLOBAL REAL ESTATE FUND		AIM V.I. INTERNATIONAL GROWTH FUND	AIM V.I. TECHNOLOGY FUND

INVESTMENT INCOME:
Dividends	$23,076	$177	$490	$		$13,579	$

EXPENSES:
Mortality and expense risk	3,046	9	508		76	2,587	79

NET INVESTMENT INCOME (LOSS)	20,030	168	(18)		(76)	10,992	(79)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized loss on sale of fund shares	(36,218)	(11)	(16,002)		(4,991)	(72,444)	(2,329)
Realized gain distributions

Net realized loss	(36,218)	(11)	(16,002)		(4,991)	(72,444)	(2,329)

Change in net unrealized appreciation (depreciation)
on investments	332,415	1,140	49,703		12,843	334,044	13,626

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$316,227	$1,297	$33,683		$7,776	$272,592	$11,218

INVESTMENT INCOME RATIO (2009)	1.89%	5.73%	0.36%			1.61%

INVESTMENT INCOME RATIO (2008)	1.87%	2.48%	0.00%		5.85%	0.58%

INVESTMENT INCOME RATIO (2007)	1.09%	2.30%				0.51%

INVESTMENT INCOME RATIO (2006)	1.68%

INVESTMENT INCOME RATIO (2005)	0.34%

The accompanying notes are an integral part of these financial statements.							(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

	AMERICAN CENTURY VP INCOME & GROWTH FUND	AMERICAN CENTURY VP INTERNATIONAL FUND	AMERICAN CENTURY VP ULTRA FUND	AMERICAN CENTURY VP VALUE FUND	AMERICAN CENTURY VP VISTA FUND		AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND
							(1)

INVESTMENT INCOME:
Dividends	$1,427	$6,233	$70	$16,961	$		$18

EXPENSES:
Mortality and expense risk	72	766	101	898		1,724	15

NET INVESTMENT INCOME (LOSS)	1,355	5,467	(31)	16,063		(1,724)	3

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	(5,959)	3,521	(6,647)	(605,073)		(11,929)	404
Realized gain distributions

Net realized gain (loss)	(5,959)	3,521	(6,647)	(605,073)		(11,929)	404

Change in net unrealized appreciation (depreciation)
on investments	9,484	84,443	15,232	626,970		162,113	1,801

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$4,880	$93,431	$8,554	$37,960		$148,460	$2,208

INVESTMENT INCOME RATIO (2009)	4.94%	2.03%	0.28%	4.88%			0.42%

INVESTMENT INCOME RATIO (2008)	2.16%	0.80%		2.38%

INVESTMENT INCOME RATIO (2007)	1.97%	0.69%		1.53%

INVESTMENT INCOME RATIO (2006)	0.88%	1.64%		1.13%

INVESTMENT INCOME RATIO (2005)	1.87%	1.12%		0.19%

(1) The investment division commenced operations on May 11, 2009.

The accompanying notes are an integral part of these financial statements.							(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

	AMERICAN FUNDS IS GROWTH FUND	AMERICAN FUNDS IS INTERNATIONAL FUND	DAVIS FINANCIAL PORTFOLIO	DAVIS VALUE PORTFOLIO	DREYFUS IP MIDCAP STOCK PORTFOLIO	DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO

INVESTMENT INCOME:
Dividends	$4,387	$1,767	$157	$1,096	$803	$384

EXPENSES:
Mortality and expense risk	1,448	314	49	325	117	346

NET INVESTMENT INCOME	2,939	1,453	108	771	686	38

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	27,048	2,596	(5,056)	(970)	643	(8,869)
Realized gain distributions		122

Net realized gain (loss)	27,048	2,718	(5,056)	(970)	643	(8,869)

Change in net unrealized appreciation
on investments	173,207	35,083	9,264	33,402	23,431	47,454

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$203,194	$39,254	$4,316	$33,203	$24,760	$38,623

INVESTMENT INCOME RATIO (2009)	0.65%	2.25%	1.27%	1.27%	1.38%	0.44%

INVESTMENT INCOME RATIO (2008)				1.67%	0.83%

INVESTMENT INCOME RATIO (2007)			1.66%	1.56%	0.39%

INVESTMENT INCOME RATIO (2006)					0.19%

INVESTMENT INCOME RATIO (2005)

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

	DREYFUS STOCK INDEX FUND	DREYFUS VIF APPRECIATION PORTFOLIO	DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO	DREYFUS VIF INTERNATIONAL VALUE PORTFOLIO		DWS DREMAN SMALL MID CAP VALUE VIP PORTFOLIO	DWS GLOBAL OPPORTUNITIES VIP PORTFOLIO
					(1)

INVESTMENT INCOME:
Dividends	$94,762	$10,719	$5,024	$		$10,388	$7,213

EXPENSES:
Mortality and expense risk	12,911	1,087	360		39	1,668	1,737

NET INVESTMENT INCOME (LOSS)	81,851	9,632	4,664		(39)	8,720	5,476

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized loss on sale of fund shares	(2,097,743)	(2,167)	(249,978)		(281,007)	(82,952)	(80,073)
Realized gain distributions	283,045	31,278

Net realized gain (loss)	(1,814,698)	29,111	(249,978)		(281,007)	(82,952)	(80,073)

Change in net unrealized appreciation (depreciation)
on investments	2,601,147	56,310	253,304		268,379	291,737	243,501

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$868,300	$95,053	$7,990		$(12,667)	$217,505	$168,904

INVESTMENT INCOME RATIO (2009)	2.06%	2.46%	3.61%			1.60%	1.66%

INVESTMENT INCOME RATIO (2008)	2.10%	1.77%	1.88%		2.53%	0.00%	0.34%

INVESTMENT INCOME RATIO (2007)	1.72%	1.54%	1.81%		1.56%		0.59%

INVESTMENT INCOME RATIO (2006)	1.69%	1.50%			0.68%

INVESTMENT INCOME RATIO (2005)	1.77%	0.02%

(1) The investment division ceased operations on January 15, 2009.

The accompanying notes are an integral part of these financial statements.							(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

	DWS HIGH INCOME VIP PORTFOLIO		DWS SMALL CAP INDEX VIP PORTFOLIO	DWS STRATEGIC VALUE VIP PORTFOLIO	FEDERATED CLOVER VALUE FUND II	FEDERATED HIGH INCOME BOND FUND II	FEDERATED INTERNATIONAL EQUITY FUND II
		(1)

INVESTMENT INCOME:
Dividends	$		$392	$14,058	$830	$12,614	$28,243

EXPENSES:
Mortality and expense risk		5	164	1,312	71	149	2,450

NET INVESTMENT INCOME (LOSS)		(5)	228	12,746	759	12,465	25,793

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares		15	(5,746)	(75,352)	(4,956)	(40,847)	(1,505)
Realized gain distributions			1,472

Net realized gain (loss)		15	(4,274)	(75,352)	(4,956)	(40,847)	(1,505)

Change in net unrealized appreciation (depreciation)
on investments		353	15,899	134,358	7,418	51,480	327,106

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$363	$11,853	$71,752	$3,221	$23,098	$351,394

INVESTMENT INCOME RATIO (2009)			0.96%	4.07%	2.92%	10.35%	2.88%

INVESTMENT INCOME RATIO (2008)			1.90%	1.02%	4.41%	9.38%	0.60%

INVESTMENT INCOME RATIO (2007)					0.82%	5.16%	0.11%

INVESTMENT INCOME RATIO (2006)					1.50%	10.18%	0.19%

INVESTMENT INCOME RATIO (2005)					0.95%	13.03%

(1)	The investment division commenced operations on April 25, 2007, but had no activity until 2009.

The accompanying notes are an integral part of these financial statements.							(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

	FEDERATED MID CAP GROWTH STRATEGIES FUND II		FIDELITY VIP CONTRAFUND PORTFOLIO	FIDELITY VIP EQUITY-INCOME PORTFOLIO		FIDELITY VIP GROWTH PORTFOLIO	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO	FIDELITY VIP MID CAP PORTFOLIO
					(1)

INVESTMENT INCOME:
Dividends	$		$23,777	$		$1,103	$144,707	$11,729

EXPENSES:
Mortality and expense risk		146	7,794			1,521	2,448	7,804

NET INVESTMENT INCOME (LOSS)		(146)	15,983			(418)	142,259	3,925

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized loss on sale of fund shares		(25,978)	(1,071,219)		(6,606)	(194,986)	(163,154)	(819,256)
Realized gain distributions			574			495	4,979	13,929

Net realized loss		(25,978)	(1,070,645)		(6,606)	(194,491)	(158,175)	(805,327)

Change in net unrealized appreciation (depreciation)
on investments		38,798	1,674,501		6,606	339,572	139,098	1,631,016

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$12,674	$619,839	$		$144,663	$123,182	$829,614

INVESTMENT INCOME RATIO (2009)			1.13%			0.19%	15.07%	0.47%

INVESTMENT INCOME RATIO (2008)			0.57%		3.49%	0.54%	4.33%	0.24%

INVESTMENT INCOME RATIO (2007)			0.84%		3.91%	0.39%	4.69%	0.44%

INVESTMENT INCOME RATIO (2006)			0.96%		1.39%	0.16%	3.85%	0.15%

INVESTMENT INCOME RATIO (2005)			0.11%			0.29%	3.96%

(1) The investment division ceased operations on January 02, 2009.

The accompanying notes are an integral part of these financial statements.								(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

	JANUS ASPEN BALANCED PORTFOLIO	JANUS ASPEN FLEXIBLE BOND PORTFOLIO	JANUS ASPEN FORTY PORTFOLIO	JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO		JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO		JANUS ASPEN OVERSEAS PORTFOLIO
							(1)

INVESTMENT INCOME:
Dividends	$16,982	$185,458	$1,263	$		$		$12,404

EXPENSES:
Mortality and expense risk	1,848	12,555	9,527		192		74	6,816

NET INVESTMENT INCOME (LOSS)	15,134	172,903	(8,264)		(192)		(74)	5,588

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	(126,721)	(89,767)	(751,557)		(304)		602	(278,546)
Realized gain distributions	22,400	3,543			652			60,894

Net realized gain (loss)	(104,321)	(86,224)	(751,557)		348		602	(217,652)

Change in net unrealized appreciation (depreciation)
on investments	221,747	420,359	1,890,197		11,709		8,834	1,425,568

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$132,560	$507,038	$1,130,376		$11,865		$9,362	$1,213,504

INVESTMENT INCOME RATIO (2009)	2.80%	4.45%	0.04%					0.57%

INVESTMENT INCOME RATIO (2008)	2.75%	4.47%	0.14%					1.40%

INVESTMENT INCOME RATIO (2007)	2.31%	4.92%	0.36%					0.73%

INVESTMENT INCOME RATIO (2006)	1.94%	4.83%	0.34%

INVESTMENT INCOME RATIO (2005)	1.97%	5.41%	0.28%

(1) The investment division commenced operations on May 11, 2009.

The accompanying notes are an integral part of these financial statements.								(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

	JANUS ASPEN WORLDWIDE PORTFOLIO	MAXIM AGGRESSIVE PROFILE I PORTFOLIO	MAXIM ARIEL MIDCAP VALUE PORTFOLIO	MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO	MAXIM CONSERVATIVE PROFILE I PORTFOLIO	MAXIM GLOBAL BOND PORTFOLIO
						(1)

INVESTMENT INCOME:
Dividends	$3,992	$4,685	$555	$683	$6,318	$1,477

EXPENSES:
Mortality and expense risk	734	2,319	892	1,580	701	132

NET INVESTMENT INCOME (LOSS)	3,258	2,366	(337)	(897)	5,617	1,345

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	(63,155)	(278,823)	(954,991)	(441,851)	(19,797)	2,334
Realized gain distributions		11,019	15,388		3,881

Net realized gain (loss)	(63,155)	(267,804)	(939,603)	(441,851)	(15,916)	2,334

Change in net unrealized appreciation (depreciation)
on investments	152,793	457,722	1,080,171	769,871	50,398	3,820

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$92,896	$192,284	$140,231	$327,123	$40,099	$7,499

INVESTMENT INCOME RATIO (2009)	1.43%	0.75%	0.17%	0.11%	3.19%	1.83%

INVESTMENT INCOME RATIO (2008)	1.07%	0.80%	1.89%	1.43%	4.07%

INVESTMENT INCOME RATIO (2007)	0.78%	1.13%	0.45%	0.57%	3.36%

INVESTMENT INCOME RATIO (2006)	1.81%	2.51%	0.57%	0.18%	3.51%

INVESTMENT INCOME RATIO (2005)	1.21%	1.24%	0.50%	0.54%	3.21%

(1) The investment division commenced operations on April 28, 2009.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

	MAXIM INVESCO ADR PORTFOLIO	MAXIM LIFETIME 2015 PORTFOLIO II	MAXIM LOOMIS SAYLES BOND PORTFOLIO	MAXIM LOOMIS SAYLES SMALL-CAP VALUE PORTFOLIO	MAXIM MFS INTERNATIONAL VALUE PORTFOLIO	MAXIM MODERATE PROFILE I PORTFOLIO
		(1)

INVESTMENT INCOME:
Dividends	$7,679	$689	$93,638	$2,741	$67	$7,969

EXPENSES:
Mortality and expense risk	1,508	16	5,304	2,058	25	1,911

NET INVESTMENT INCOME	6,171	673	88,334	683	42	6,058

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized loss on sale of fund shares	(495,823)		(679,094)	(701,225)	(6,384)	(46,149)
Realized gain distributions						12,663

Net realized loss	(495,823)		(679,094)	(701,225)	(6,384)	(33,486)

Change in net unrealized appreciation (depreciation)
on investments	591,072	(127)	1,110,530	824,460	7,415	142,989

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$101,420	$546	$519,770	$123,918	$1,073	$115,561

INVESTMENT INCOME RATIO (2009)	1.68%	0.93%	5.11%	0.38%	1.06%	1.62%

INVESTMENT INCOME RATIO (2008)	2.12%		8.59%	0.23%	1.91%	2.80%

INVESTMENT INCOME RATIO (2007)	2.32%		7.05%	0.09%	1.20%	2.42%

INVESTMENT INCOME RATIO (2006)	1.03%		5.32%	0.24%		2.12%

INVESTMENT INCOME RATIO (2005)	2.03%		6.88%	0.38%		2.65%

(1) The investment division commenced operations on September 29, 2009.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

	MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO	MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO	MAXIM MONEY MARKET PORTFOLIO	MAXIM SHORT DURATION BOND PORTFOLIO	MAXIM SMALL-CAP GROWTH PORTFOLIO		MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO

INVESTMENT INCOME:
Dividends	$7,040	$5,476	$773	$85,390	$		$8,406

EXPENSES:
Mortality and expense risk	1,931	845	25,507	5,233		2,410	1,481

NET INVESTMENT INCOME (LOSS)	5,109	4,631	(24,734)	80,157		(2,410)	6,925

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	(265,872)	(18,092)		69		(38,790)	(408,328)
Realized gain distributions	14,525	4,364

Net realized gain (loss)	(251,347)	(13,728)		69		(38,790)	(408,328)

Change in net unrealized appreciation (depreciation)
on investments	380,528	56,517		82,726		317,292	487,463

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$134,290	$47,420	$(24,734)	$162,952		$276,092	$86,060

INVESTMENT INCOME RATIO (2009)	1.24%	2.45%	0.01%	4.32%			1.73%

INVESTMENT INCOME RATIO (2008)	2.64%	3.62%	1.89%	4.94%			2.71%

INVESTMENT INCOME RATIO (2007)	2.39%	2.68%	4.59%	2.28%			1.63%

INVESTMENT INCOME RATIO (2006)	3.58%	4.30%	4.51%				1.67%

INVESTMENT INCOME RATIO (2005)	2.54%	3.82%	2.78%				1.63%

The accompanying notes are an integral part of these financial statements.							(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

	MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO		MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO	NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO	NEUBERGER BERMAN AMT MID-CAP GROWTH PORTFOLIO		NEUBERGER BERMAN AMT PARTNERS PORTFOLIO	NEUBERGER BERMAN AMT REGENCY PORTFOLIO

INVESTMENT INCOME:
Dividends	$		$124,894	$19,059	$		$29,144	$10,501

EXPENSES:
Mortality and expense risk		809	7,947	4,089		700	2,185	1,511

NET INVESTMENT INCOME (LOSS)		(809)	116,947	14,970		(700)	26,959	8,990

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares		(178,001)	54,200	(2,710)		(130,679)	(41)	(12,428)
Realized gain distributions			25,280				129,462	8,858

Net realized gain (loss)		(178,001)	79,480	(2,710)		(130,679)	129,421	(3,570)

Change in net unrealized appreciation (depreciation)
on investments		243,936	(29,920)	422,559		196,957	248,185	218,343

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$65,126	$166,507	$434,819		$65,578	$404,565	$223,763

INVESTMENT INCOME RATIO (2009)			4.20%	1.16%			3.33%	1.86%

INVESTMENT INCOME RATIO (2008)			4.54%	0.58%			0.60%	1.30%

INVESTMENT INCOME RATIO (2007)		0.03%	4.26%	0.17%			0.64%	0.32%

INVESTMENT INCOME RATIO (2006)		0.17%	5.00%	0.68%			0.66%

INVESTMENT INCOME RATIO (2005)			4.46%	0.23%			1.25%

The accompanying notes are an integral part of these financial statements.								(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

	NEUBERGER BERMAN AMT SMALL CAP GROWTH PORTFOLIO		NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO	PIMCO VIT HIGH YIELD PORTFOLIO	PIMCO VIT LOW DURATION BOND PORTFOLIO	PIMCO VIT REAL RETURN PORTFOLIO	PIMCO VIT TOTAL RETURN PORTFOLIO

INVESTMENT INCOME:
Dividends	$		$544	$6,225	$89,281	$44,495	$152,032

EXPENSES:
Mortality and expense risk		848	85	274	8,203	4,684	8,041

NET INVESTMENT INCOME (LOSS)		(848)	459	5,951	81,078	39,811	143,991

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares		(75,254)	(5,712)	(11,349)	(40,401)	(16,908)	23,186
Realized gain distributions					117,472	58,597	114,414

Net realized gain (loss)		(75,254)	(5,712)	(11,349)	77,071	41,689	137,600

Change in net unrealized appreciation (depreciation)
on investments		119,688	12,367	29,387	117,489	157,785	140,748

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$43,586	$7,114	$23,989	$275,638	$239,285	$422,339

INVESTMENT INCOME RATIO (2009)			2.05%	8.41%	3.56%	2.96%	4.60%

INVESTMENT INCOME RATIO (2008)			1.85%	7.85%	4.07%	3.53%	4.46%

INVESTMENT INCOME RATIO (2007)			0.06%	7.01%	4.74%	4.17%	4.82%

INVESTMENT INCOME RATIO (2006)			0.19%	6.80%	4.14%	4.19%	3.51%

INVESTMENT INCOME RATIO (2005)				6.46%	2.78%	2.72%	2.71%

The accompanying notes are an integral part of these financial statements.							(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

	RIDGEWORTH VT CAPITAL APPRECIATION FUND	RIDGEWORTH VT SMALL CAP VALUE EQUITY FUND	ROYCE MICRO-CAP PORTFOLIO		ROYCE SMALL-CAP PORTFOLIO		VAN ECK WIT WORLDWIDE HARD ASSETS FUND	TOTAL COLI VUL-2 SERIES ACCOUNT
	(1)	(1)						(UNAUDITED)

INVESTMENT INCOME:
Dividends	$1,786	$1,177	$		$		$65	$1,369,072

EXPENSES:
Mortality and expense risk	165	178		827		3,039	114	183,444

NET INVESTMENT INCOME (LOSS)	1,621	999		(827)		(3,039)	(49)	1,185,628

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	(37,170)	(96,925)		(114,648)		(81,571)	11,594	(12,322,877)
Realized gain distributions							128	939,434

Net realized gain (loss)	(37,170)	(96,925)		(114,648)		(81,571)	11,722	(11,383,443)

Change in net unrealized appreciation (depreciation)
on investments	39,331	90,217		214,805		452,663	4,558	23,219,390

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,782	$(5,709)		$99,330		$368,053	$16,231	$13,021,575

INVESTMENT INCOME RATIO (2009)	0.87%	0.93%					0.23%

INVESTMENT INCOME RATIO (2008)	0.25%	1.52%		2.24%		0.36%

INVESTMENT INCOME RATIO (2007)	0.43%	0.84%		2.67%

INVESTMENT INCOME RATIO (2006)	0.30%	0.44%

INVESTMENT INCOME RATIO (2005)	0.16%	0.49%

(1) The investment division ceased operations on April 27, 2009.

The accompanying notes are an integral part of these financial statements.								(Concluded)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	AIM V.I. CORE EQUITY FUND		AIM V.I. FINANCIAL SERVICES FUND		AIM V.I. GLOBAL HEALTH CARE FUND
	2009	2008	2009	2008	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$20,030	$27,571	$168	$136	$(18)	$(657)
Net realized gain (loss)	(36,218)	(9,893)	(11)	(8,445)	(16,002)	26,721
Change in net unrealized appreciation (depreciation)
on investments	332,415	(616,703)	1,140	2,493	49,703	(84,937)

Increase (decrease) in net assets resulting
from operations	316,227	(599,025)	1,297	(5,816)	33,683	(58,873)

CONTRACT TRANSACTIONS:
Purchase payments	190,929	100,001		231	1,141	2,487
Redemptions	(261,166)	(278,090)	(76)	(132)	(10,722)	(3,883)
Transfers, net	64,908	20,344	5,433	(885)	(2,564)	(34,557)
Contract maintenance charges	(1,190)	(1,347)	(5)	(12)	(165)	(169)

Increase (decrease) in net assets resulting from
contract transactions	(6,519)	(159,092)	5,352	(798)	(12,310)	(36,122)

Total increase (decrease) in net assets	309,708	(758,117)	6,649	(6,614)	21,373	(94,995)

NET ASSETS:
Beginning of period	1,127,455	1,885,572	277	6,891	131,356	226,351

End of period	$1,437,163	$1,127,455	$6,926	$277	$152,729	$131,356

CHANGES IN UNITS OUTSTANDING:
Units issued	33,131	56,933	1,353	1,095	2,138	1,724
Units redeemed	(33,625)	(76,448)	(60)	(1,706)	(3,210)	(4,707)

Net increase (decrease)	(494)	(19,515)	1,293	(611)	(1,072)	(2,983)

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	AIM V.I. GLOBAL REAL ESTATE FUND		AIM V.I. INTERNATIONAL GROWTH FUND		AIM V.I. TECHNOLOGY FUND
	2009	2008	2009	2008	2009	2008
		(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(76)	$574	$10,992	$2,601	$(79)	$(147)
Net realized gain (loss)	(4,991)	1,027	(72,444)	(13,516)	(2,329)	(11,544)
Change in net unrealized appreciation (depreciation)
on investments	12,843	(5,833)	334,044	(481,602)	13,626	(17,210)

Increase (decrease) in net assets resulting
from operations	7,776	(4,232)	272,592	(492,517)	11,218	(28,901)

CONTRACT TRANSACTIONS:
Purchase payments			62,267	143,136	2,215	3,749
Redemptions	(616)	(181)	(83,443)	(56,609)	(987)	(1,062)
Transfers, net	12,289	13,532	67,402	117,748	4,963	(41,268)
Contract maintenance charges	(25)	(7)	(1,080)	(1,382)	(47)	(85)

Increase (decrease) in net assets resulting from
contract transactions	11,648	13,344	45,146	202,893	6,144	(38,666)

Total increase (decrease) in net assets	19,424	9,112	317,738	(289,624)	17,362	(67,567)

NET ASSETS:
Beginning of period	9,112	0	735,591	1,025,215	17,190	84,757

End of period	$28,536	$9,112	$1,053,329	$735,591	$34,552	$17,190

CHANGES IN UNITS OUTSTANDING:
Units issued	3,519	2,155	22,721	40,312	2,943	2,066
Units redeemed	(892)	(265)	(16,698)	(23,605)	(2,377)	(6,708)

Net increase (decrease)	2,627	1,890	6,023	16,707	566	(4,642)

(1)	The investment division commenced operations on April 25, 2007, but had no activity until 2008.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	AMERICAN CENTURY VP INCOME & GROWTH FUND		AMERICAN CENTURY VP INTERNATIONAL FUND		AMERICAN CENTURY VP ULTRA FUND
	2009	2008	2009	2008	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$1,355	$862	$5,467	$1,720	$(31)	$(118)
Net realized gain (loss)	(5,959)	2,597	3,521	43,326	(6,647)	4,797
Change in net unrealized appreciation (depreciation)
on investments	9,484	(21,496)	84,443	(197,432)	15,232	(19,805)

Increase (decrease) in net assets resulting
from operations	4,880	(18,037)	93,431	(152,386)	8,554	(15,126)

CONTRACT TRANSACTIONS:
Purchase payments			171	59,013	1,407	6,954
Redemptions	(8,029)	(9,405)	(6,348)	(9,683)	(744)	(1,020)
Transfers, net			(28,339)	66,537	(26,969)
Contract maintenance charges	(28)	(36)	(339)	(317)	(30)	(31)

Increase (decrease) in net assets resulting from
contract transactions	(8,057)	(9,441)	(34,855)	115,550	(26,336)	5,903

Total increase (decrease) in net assets	(3,177)	(27,478)	58,576	(36,836)	(17,782)	(9,223)

NET ASSETS:
Beginning of period	31,229	58,707	284,374	321,210	22,035	31,258

End of period	$28,052	$31,229	$342,950	$284,374	$4,253	$22,035

CHANGES IN UNITS OUTSTANDING:
Units issued			17	31,747	1,200	612
Units redeemed	(931)	(887)	(2,935)	(21,491)	(3,730)	(100)

Net increase (decrease)	(931)	(887)	(2,918)	10,256	(2,530)	512

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	AMERICAN CENTURY VP VALUE FUND		AMERICAN CENTURY VP VISTA FUND		AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND
	2009	2008	2009	2008	2009
				(1)	(2)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$16,063	$28,551	$(1,724)	$(1,646)	$3
Net realized gain (loss)	(605,073)	126,165	(11,929)	(2,615)	404
Change in net unrealized appreciation (depreciation)
on investments	626,970	(563,819)	162,113	(428,699)	1,801

Increase (decrease) in net assets resulting
from operations	37,960	(409,103)	148,460	(432,960)	2,208

CONTRACT TRANSACTIONS:
Purchase payments	15,564	69,630	2,511	240,001	135
Redemptions	(808,728)	(72,561)	(13,783)	(27,254)	(34)
Transfers, net	43,423	52,295	56,718	827,237	5,764
Contract maintenance charges	(388)	(800)	(433)	(332)	(6)

Increase (decrease) in net assets resulting from
contract transactions	(750,129)	48,564	45,013	1,039,652	5,859

Total increase (decrease) in net assets	(712,169)	(360,539)	193,473	606,692	8,067

NET ASSETS:
Beginning of period	1,099,719	1,460,258	606,692	0	0

End of period	$387,550	$1,099,719	$800,165	$606,692	$8,067

CHANGES IN UNITS OUTSTANDING:
Units issued	6,732	39,710	7,349	70,201	1,177
Units redeemed	(96,620)	(26,072)	(1,868)	(1,970)	(176)

Net increase (decrease)	(89,888)	13,638	5,481	68,231	1,001

(1) The investment division commenced operations on May 2, 2005, but had no activity until 2008.
(2) The investment division commenced operations on May 5, 2008, but had no activity until 2009.

The accompanying notes are an integral part of these financial statements.					(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	AMERICAN FUNDS IS GROWTH FUND			AMERICAN FUNDS IS INTERNATIONAL FUND			DAVIS FINANCIAL PORTFOLIO
	2009	2008		2009	2008		2009	2008
			(1)			(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$2,939	$		$1,453	$		$108	$(63)
Net realized gain (loss)	27,048			2,718			(5,056)	(6,648)
Change in net unrealized appreciation (depreciation)
on investments	173,207		(11)	35,083		(12)	9,264	(3,733)

Increase (decrease) in net assets resulting
from operations	203,194		(11)	39,254		(12)	4,316	(10,444)

CONTRACT TRANSACTIONS:
Purchase payments	503,534			4,431				2,100
Redemptions	(42,807)			(1,357)			(1,429)	(510)
Transfers, net	168,068		3,242	113,406		2,088	11,072	(17,456)
Contract maintenance charges	(402)		(1)	(129)			(15)	(22)

Increase (decrease) in net assets resulting from
contract transactions	628,393		3,241	116,351		2,088	9,628	(15,888)

Total increase (decrease) in net assets	831,587		3,230	155,605		2,076	13,944	(26,332)

NET ASSETS:
Beginning of period	3,230		0	2,076		0	8,002	34,334

End of period	$834,817		$3,230	$157,681		$2,076	$21,946	$8,002

CHANGES IN UNITS OUTSTANDING:
Units issued	109,394		556	19,224		347	1,833	205
Units redeemed	(34,683)			(1,077)			(700)	(1,745)

Net increase (decrease)	74,711		556	18,147		347	1,133	(1,540)

(1) The investment division commenced operations on May 5, 2008.

The accompanying notes are an integral part of these financial statements.								(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	DAVIS VALUE PORTFOLIO		DREYFUS IP MIDCAP STOCK PORTFOLIO		DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO
	2009	2008	2009	2008	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$771	$392	$686	$59	$38	$(368)
Net realized gain (loss)	(970)	(1,521)	643	(1,683)	(8,869)	(2,792)
Change in net unrealized appreciation (depreciation)
on investments	33,402	(16,058)	23,431	868	47,454	(36,255)

Increase (decrease) in net assets resulting
from operations	33,203	(17,187)	24,760	(756)	38,623	(39,415)

CONTRACT TRANSACTIONS:
Purchase payments	14,784	13,068		1,543		4,299
Redemptions	(2,767)	(2,429)	(2,648)	(224)	(11,209)	(2,426)
Transfers, net	63,576	26,860	44,091	(9,227)		75,337
Contract maintenance charges	(233)	(189)	(47)	(16)	(81)	(85)

Increase (decrease) in net assets resulting from
contract transactions	75,360	37,310	41,396	(7,924)	(11,290)	77,125

Total increase (decrease) in net assets	108,563	20,123	66,156	(8,680)	27,333	37,710

NET ASSETS:
Beginning of period	34,871	14,748	64	8,744	78,848	41,138

End of period	$143,434	$34,871	$66,220	$64	$106,181	$78,848

CHANGES IN UNITS OUTSTANDING:
Units issued	9,872	4,854	7,204	144		7,895
Units redeemed	(353)	(1,535)	(333)	(854)	(1,401)	(1,066)

Net increase (decrease)	9,519	3,319	6,871	(710)	(1,401)	6,829

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	DREYFUS STOCK INDEX FUND		DREYFUS VIF APPRECIATION PORTFOLIO		DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO
	2009	2008	2009	2008	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$81,851	$190,867	$9,632	$8,349	$4,664	$14,224
Net realized gain (loss)	(1,814,698)	(195,812)	29,111	36,144	(249,978)	(53,717)
Change in net unrealized appreciation (depreciation)
on investments	2,601,147	(4,457,277)	56,310	(200,293)	253,304	(373,356)

Increase (decrease) in net assets resulting
from operations	868,300	(4,462,222)	95,053	(155,800)	7,990	(412,849)

CONTRACT TRANSACTIONS:
Purchase payments	169,633	1,349,428		86,826		124,496
Redemptions	(409,256)	(2,217,298)	(5,616)	(10,253)	(7,347)	(263,537)
Transfers, net	(2,097,794)	1,177,949	18,514	15,808	(233,549)	53,499
Contract maintenance charges	(5,601)	(7,437)	(439)	(441)	(124)	(167)

Increase (decrease) in net assets resulting from
contract transactions	(2,343,018)	302,642	12,459	91,940	(241,020)	(85,709)

Total increase (decrease) in net assets	(1,474,718)	(4,159,580)	107,512	(63,860)	(233,030)	(498,558)

NET ASSETS:
Beginning of period	6,698,083	10,857,663	398,818	462,678	370,409	868,967

End of period	$5,223,365	$6,698,083	$506,330	$398,818	$137,379	$370,409

CHANGES IN UNITS OUTSTANDING:
Units issued	115,605	633,650	3,458	44,564	8,787	63,888
Units redeemed	(436,918)	(654,902)	(1,780)	(35,840)	(35,814)	(77,613)

Net increase (decrease)	(321,313)	(21,252)	1,678	8,724	(27,027)	(13,725)

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	DREYFUS VIF INTERNATIONAL VALUE PORTFOLIO		DWS DREMAN SMALL MID CAP VALUE VIP PORTFOLIO		DWS GLOBAL OPPORTUNITIES VIP PORTFOLIO
	2009	2008	2009	2008	2009	2008
	(1)			(2)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(39)	$11,464	$8,720	$(1,117)	$5,476	$(376)
Net realized gain (loss)	(281,007)	70,927	(82,952)	(1,639)	(80,073)	(62,045)
Change in net unrealized appreciation (depreciation)
on investments	268,379	(312,403)	291,737	(199,163)	243,501	(329,180)

Increase (decrease) in net assets resulting
from operations	(12,667)	(230,012)	217,505	(201,919)	168,904	(391,601)

CONTRACT TRANSACTIONS:
Purchase payments		4,766	1,187	154,167	21,943	185,643
Redemptions	(388,791)	(33,368)	(139,064)	(18,001)	(73,016)	(26,991)
Transfers, net		79,020	206,191	560,015	6,318	263,998
Contract maintenance charges	(18)	(271)	(434)	(231)	(479)	(1,367)

Increase (decrease) in net assets resulting from
contract transactions	(388,809)	50,147	67,880	695,950	(45,234)	421,283

Total increase (decrease) in net assets	(401,476)	(179,865)	285,385	494,031	123,670	29,682

NET ASSETS:
Beginning of period	401,476	581,341	494,031	0	399,597	369,915

End of period	$0	$401,476	$779,416	$494,031	$523,267	$399,597

CHANGES IN UNITS OUTSTANDING:
Units issued		9,688	48,489	71,210	5,095	65,659
Units redeemed	(44,199)	(5,504)	(33,539)	(3,185)	(10,835)	(38,271)

Net increase (decrease)	(44,199)	4,184	14,950	68,025	(5,740)	27,388

(1) The investment division ceased operations on January 15, 2009.
(2)	The investment division commenced operations on May 1, 2006, but had no activity until 2008.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	DWS HIGH INCOME VIP PORTFOLIO	DWS SMALL CAP INDEX VIP PORTFOLIO		DWS STRATEGIC VALUE VIP PORTFOLIO
	2009	2009	2008	2009	2008
	(1)		(2)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(5)	$228	$476	$12,746	$2,397
Net realized gain (loss)	15	(4,274)	2,341	(75,352)	(53,178)
Change in net unrealized appreciation (depreciation)
on investments	353	15,899	(10,156)	134,358	(263,322)

Increase (decrease) in net assets resulting
from operations	363	11,853	(7,339)	71,752	(314,103)

CONTRACT TRANSACTIONS:
Purchase payments		8,559	14,853	17,685	55,334
Redemptions	(31)	(1,147)	(1,355)	(25,015)	(22,845)
Transfers, net	4,234	23,508	16,937	(42,572)	326,715
Contract maintenance charges	(8)	(55)	(52)	(337)	(383)

Increase (decrease) in net assets resulting from
contract transactions	4,195	30,865	30,383	(50,239)	358,821

Total increase in net assets	4,558	42,718	23,044	21,513	44,718

NET ASSETS:
Beginning of period	0	23,044	0	343,842	299,124

End of period	$4,558	$65,762	$23,044	$365,355	$343,842

CHANGES IN UNITS OUTSTANDING:
Units issued	464	6,613	9,436	5,693	50,401
Units redeemed	(19)	(1,815)	(5,639)	(13,268)	(23,241)

Net increase (decrease)	445	4,798	3,797	(7,575)	27,160

(1) The investment division commenced operations on April 25, 2007, but had no activity until 2009.
(2) The investment division commenced operations on April 25, 2007, but had no activity until 2008.

The accompanying notes are an integral part of these financial statements.					(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	FEDERATED CLOVER VALUE FUND II		FEDERATED HIGH INCOME BOND FUND II		FEDERATED INTERNATIONAL EQUITY FUND II
	2009	2008	2009	2008	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$759	$35,191	$12,465	$10,670	$25,793	$4,407
Net realized gain (loss)	(4,956)	(722,977)	(40,847)	(3,390)	(1,505)	62,475
Change in net unrealized appreciation (depreciation)
on investments	7,418	447,771	51,480	(40,374)	327,106	(808,496)

Increase (decrease) in net assets resulting
from operations	3,221	(240,015)	23,098	(33,094)	351,394	(741,614)

CONTRACT TRANSACTIONS:
Purchase payments	1,006	5,047		8,663		255,001
Redemptions	(11,211)	(24,338)	(5,674)	(6,082)	(18,769)	(37,905)
Transfers, net	12	(2,129,450)	(83,172)	17,557		(154,681)
Contract maintenance charges	(145)	(1,078)	(82)	(118)	(980)	(1,127)

Increase (decrease) in net assets resulting from
contract transactions	(10,338)	(2,149,819)	(88,928)	20,020	(19,749)	61,288

Total increase (decrease) in net assets	(7,117)	(2,389,834)	(65,830)	(13,074)	331,645	(680,326)

NET ASSETS:
Beginning of period	35,078	2,424,912	105,050	118,124	875,293	1,555,619

End of period	$27,961	$35,078	$39,220	$105,050	$1,206,938	$875,293

CHANGES IN UNITS OUTSTANDING:
Units issued	148	692	9,006	3,098		18,613
Units redeemed	(1,602)	(214,568)	(16,536)	(1,430)	(2,386)	(14,396)

Net increase (decrease)	(1,454)	(213,876)	(7,530)	1,668	(2,386)	4,217

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	FEDERATED MID CAP GROWTH STRATEGIES FUND II		FIDELITY VIP CONTRAFUND PORTFOLIO		FIDELITY VIP EQUITY-INCOME PORTFOLIO
	2009	2008	2009	2008	2009		2008
						(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(146)	$(302)	$15,983	$11,796	$		$396
Net realized gain (loss)	(25,978)	18,539	(1,070,645)	(1,849,688)		(6,606)	(2,025)
Change in net unrealized appreciation (depreciation)
on investments	38,798	(65,457)	1,674,501	(826,947)		6,606	(5,724)

Increase (decrease) in net assets resulting
from operations	12,674	(47,220)	619,839	(2,664,839)		0	(7,353)

CONTRACT TRANSACTIONS:
Purchase payments	69	3,333	360,923	1,328,337			21,678
Redemptions	(2,205)	(1,934)	(364,500)	(961,756)			(15,307)
Transfers, net	(22,794)	(28,900)	(653,741)	(1,697,198)			(6,319)
Contract maintenance charges	(100)	(169)	(3,912)	(5,014)			(211)

Decrease in net assets resulting from
contract transactions	(25,030)	(27,670)	(661,230)	(1,335,631)		0	(159)

Total decrease in net assets	(12,356)	(74,890)	(41,391)	(4,000,470)		0	(7,512)

NET ASSETS:
Beginning of period	57,282	132,172	2,411,621	6,412,091		0	7,512

End of period	$44,926	$57,282	$2,370,230	$2,411,621		$0	$0

CHANGES IN UNITS OUTSTANDING:
Units issued	2,204	2,916	126,880	367,726			1,884
Units redeemed	(4,970)	(5,013)	(190,709)	(474,664)			(2,424)

Net decrease	(2,766)	(2,097)	(63,829)	(106,938)		0	(540)

(1) The investment division ceased operations on January 02, 2009.

The accompanying notes are an integral part of these financial statements.							(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	FIDELITY VIP GROWTH PORTFOLIO		FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO		FIDELITY VIP MID CAP PORTFOLIO
	2009	2008	2009	2008	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(418)	$3,020	$142,259	$98,271	$3,925	$(2,055)
Net realized gain (loss)	(194,491)	80,774	(158,175)	(59,838)	(805,327)	243,672
Change in net unrealized appreciation (depreciation)
on investments	339,572	(725,090)	139,098	(146,218)	1,631,016	(1,691,741)

Increase (decrease) in net assets resulting
from operations	144,663	(641,296)	123,182	(107,785)	829,614	(1,450,124)

CONTRACT TRANSACTIONS:
Purchase payments	74,661	48,423	70,915	135,335	214,791	544,240
Redemptions	(177,854)	(112,803)	(271,560)	(227,271)	(293,547)	(460,423)
Transfers, net	(104,399)	(195,740)	(1,844,779)	312,782	(65,712)	450,049
Contract maintenance charges	(1,113)	(1,610)	(740)	(1,029)	(2,874)	(3,213)

Increase (decrease) in net assets resulting from
contract transactions	(208,705)	(261,730)	(2,046,164)	219,817	(147,342)	530,653

Total increase (decrease) in net assets	(64,042)	(903,026)	(1,922,982)	112,032	682,272	(919,471)

NET ASSETS:
Beginning of period	685,166	1,588,192	2,484,549	2,372,517	2,400,374	3,319,845

End of period	$621,124	$685,166	$561,567	$2,484,549	$3,082,646	$2,400,374

CHANGES IN UNITS OUTSTANDING:
Units issued	42,552	20,634	42,544	193,655	70,952	175,833
Units redeemed	(73,241)	(42,104)	(228,496)	(162,709)	(96,245)	(121,714)

Net increase (decrease)	(30,689)	(21,470)	(185,952)	30,946	(25,293)	54,119

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	JANUS ASPEN BALANCED PORTFOLIO		JANUS ASPEN FLEXIBLE BOND PORTFOLIO		JANUS ASPEN FORTY PORTFOLIO
	2009	2008	2009	2008	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$15,134	$24,386	$172,903	$229,812	$(8,264)	$(6,287)
Net realized gain (loss)	(104,321)	37,226	(86,224)	(54,264)	(751,557)	219,255
Change in net unrealized appreciation (depreciation)
on investments	221,747	(263,668)	420,359	125,835	1,890,197	(2,531,553)

Increase (decrease) in net assets resulting
from operations	132,560	(202,056)	507,038	301,383	1,130,376	(2,318,585)

CONTRACT TRANSACTIONS:
Purchase payments	97,021	75,419	571,582	673,004	1,021,288	732,766
Redemptions	(103,676)	(105,874)	(96,192)	(406,266)	(1,155,180)	(397,362)
Transfers, net	(271,714)	53,030	(1,942,508)	(347,221)	12,677	2,125,537
Contract maintenance charges	(1,580)	(1,865)	(1,208)	(1,294)	(3,480)	(3,840)

Increase (decrease) in net assets resulting from
contract transactions	(279,949)	20,710	(1,468,326)	(81,777)	(124,695)	2,457,101

Total increase (decrease) in net assets	(147,389)	(181,346)	(961,288)	219,606	1,005,681	138,516

NET ASSETS:
Beginning of period	733,898	915,244	5,351,374	5,131,768	3,006,297	2,867,781

End of period	$586,509	$733,898	$4,390,086	$5,351,374	$4,011,978	$3,006,297

CHANGES IN UNITS OUTSTANDING:
Units issued	27,915	41,006	38,024	117,375	122,140	271,309
Units redeemed	(48,876)	(44,511)	(172,189)	(116,639)	(146,829)	(128,965)

Net increase (decrease)	(20,961)	(3,505)	(134,165)	736	(24,689)	142,344

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO		JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO	JANUS ASPEN OVERSEAS PORTFOLIO
	2009	2008	2009	2009	2008
			(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(192)	$(202)	$(74)	$5,588	$23,926
Net realized gain (loss)	348	(4,097)	602	(217,652)	85,478
Change in net unrealized appreciation (depreciation)
on investments	11,709	(13,374)	8,834	1,425,568	(1,446,815)

Increase (decrease) in net assets resulting
from operations	11,865	(17,673)	9,362	1,213,504	(1,337,411)

CONTRACT TRANSACTIONS:
Purchase payments		17,260		89,046	171,626
Redemptions	(1,124)	(1,537)	(246)	(171,736)	(69,151)
Transfers, net	37,695	(13,278)	19,474	67,483	1,838,388
Contract maintenance charges	(92)	(99)	(24)	(2,938)	(2,215)

Increase (decrease) in net assets resulting from
contract transactions	36,479	2,346	19,204	(18,145)	1,938,648

Total increase (decrease) in net assets	48,344	(15,327)	28,566	1,195,359	601,237

NET ASSETS:
Beginning of period	38,080	53,407	0	1,545,547	944,310

End of period	$86,424	$38,080	$28,566	$2,740,906	$1,545,547

CHANGES IN UNITS OUTSTANDING:
Units issued	4,190	2,416	3,290	25,526	180,365
Units redeemed	(153)	(2,383)	(239)	(27,545)	(26,198)

Net increase (decrease)	4,037	33	3,051	(2,019)	154,167

(1) The investment division commenced operations on May 5, 2008, but had no activity until 2009.

The accompanying notes are an integral part of these financial statements.					(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	JANUS ASPEN WORLDWIDE PORTFOLIO		MAXIM AGGRESSIVE PROFILE I PORTFOLIO		MAXIM ARIEL MIDCAP VALUE PORTFOLIO
	2009	2008	2009	2008	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$3,258	$11,646	$2,366	$3,560	$(337)	$22,649
Net realized gain (loss)	(63,155)	44,565	(267,804)	(152,023)	(939,603)	172,017
Change in net unrealized appreciation (depreciation)
on investments	152,793	(598,753)	457,722	(342,013)	1,080,171	(662,250)

Increase (decrease) in net assets resulting
from operations	92,896	(542,542)	192,284	(490,476)	140,231	(467,584)

CONTRACT TRANSACTIONS:
Purchase payments	45,499	296,812	159,126	312,432	6,741	65,245
Redemptions	(65,444)	(65,095)	(199,254)	(48,248)	(69,476)	(88,284)
Transfers, net	44,750	(1,841,349)	(160,286)	(90,018)	(254,089)	(1,848,579)
Contract maintenance charges	(389)	(1,379)	(1,039)	(1,678)	(972)	(2,031)

Increase (decrease) in net assets resulting from
contract transactions	24,416	(1,611,011)	(201,453)	172,488	(317,796)	(1,873,649)

Total increase (decrease) in net assets	117,312	(2,153,553)	(9,169)	(317,988)	(177,565)	(2,341,233)

NET ASSETS:
Beginning of period	235,681	2,389,234	628,330	946,318	490,986	2,832,219

End of period	$352,993	$235,681	$619,161	$628,330	$313,421	$490,986

CHANGES IN UNITS OUTSTANDING:
Units issued	17,177	27,857	49,774	45,088	31,598	18,590
Units redeemed	(14,598)	(169,747)	(65,218)	(39,010)	(63,445)	(192,660)

Net increase (decrease)	2,579	(141,890)	(15,444)	6,078	(31,847)	(174,070)

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO		MAXIM CONSERVATIVE PROFILE I PORTFOLIO		MAXIM GLOBAL BOND PORTFOLIO
	2009	2008	2009	2008	2009
					(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(897)	$9,761	$5,617	$5,269	$1,345
Net realized gain (loss)	(441,851)	(9,209)	(15,916)	(2,781)	2,334
Change in net unrealized appreciation (depreciation)
on investments	769,871	(437,536)	50,398	(24,988)	3,820

Increase (decrease) in net assets resulting
from operations	327,123	(436,984)	40,099	(22,500)	7,499

CONTRACT TRANSACTIONS:
Purchase payments	46,413	59,086	74,335	41,087
Redemptions	(62,025)	(36,340)	(50,904)	(5,472)	(78,252)
Transfers, net	(193,593)	(41,323)	42,535	(3,305)	158,524
Contract maintenance charges	(647)	(836)	(382)	(284)	(50)

Increase (decrease) in net assets resulting from
contract transactions	(209,852)	(19,413)	65,584	32,026	80,222

Total increase (decrease) in net assets	117,271	(456,397)	105,683	9,526	87,721

NET ASSETS:
Beginning of period	589,123	1,045,520	148,928	139,402	0

End of period	$706,394	$589,123	$254,611	$148,928	$87,721

CHANGES IN UNITS OUTSTANDING:
Units issued	21,602	67,696	28,070	5,869	15,827
Units redeemed	(48,363)	(56,656)	(22,651)	(3,679)	(8,138)

Net increase (decrease)	(26,761)	11,040	5,419	2,190	7,689

(1) The investment division commenced operations on May 5, 2008, but had no activity until 2009.

The accompanying notes are an integral part of these financial statements.					(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	MAXIM INVESCO ADR PORTFOLIO		MAXIM LIFETIME 2015 PORTFOLIO II	MAXIM LOOMIS SAYLES BOND PORTFOLIO
	2009	2008	2009	2009	2008
			(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$6,171	$18,032	$673	$88,334	$310,758
Net realized gain (loss)	(495,823)	(164,772)		(679,094)	52,257
Change in net unrealized appreciation (depreciation)
on investments	591,072	(370,757)	(127)	1,110,530	(1,247,378)

Increase (decrease) in net assets resulting
from operations	101,420	(517,497)	546	519,770	(884,363)

CONTRACT TRANSACTIONS:
Purchase payments	13,095	126,655		247,492	435,449
Redemptions	(163,908)	(183,039)		(203,292)	(186,392)
Transfers, net	(152,825)	(38,139)	73,185	(2,320,160)	426,764
Contract maintenance charges	(544)	(989)		(3,395)	(3,642)

Increase (decrease) in net assets resulting from
contract transactions	(304,182)	(95,512)	73,185	(2,279,355)	672,179

Total increase (decrease) in net assets	(202,762)	(613,009)	73,731	(1,759,585)	(212,184)

NET ASSETS:
Beginning of period	630,885	1,243,894	0	3,543,556	3,755,740

End of period	$428,123	$630,885	$73,731	$1,783,971	$3,543,556

CHANGES IN UNITS OUTSTANDING:
Units issued	43,326	17,154	7,139	19,612	144,023
Units redeemed	(70,745)	(29,967)		(254,492)	(68,879)

Net increase (decrease)	(27,419)	(12,813)	7,139	(234,880)	75,144

(1) The investment division commenced operations on September 29, 2009.

The accompanying notes are an integral part of these financial statements.					(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	MAXIM LOOMIS SAYLES SMALL-CAP VALUE PORTFOLIO		MAXIM MFS INTERNATIONAL VALUE PORTFOLIO		MAXIM MODERATE PROFILE I PORTFOLIO
	2009	2008	2009	2008	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$683	$(874)	$42	$222	$6,058	$11,404
Net realized loss	(701,225)	(66,732)	(6,384)	(4,984)	(33,486)	(57,357)
Change in net unrealized appreciation (depreciation)
on investments	824,460	(638,986)	7,415	(5,692)	142,989	(61,918)

Increase (decrease) in net assets resulting
from operations	123,918	(706,592)	1,073	(10,454)	115,561	(107,871)

CONTRACT TRANSACTIONS:
Purchase payments	420	178,888			194,387	193,240
Redemptions	(926,908)	(95,331)	(6,038)	(9,106)	(140,577)	(24,287)
Transfers, net	10,935	447,028	5,000	16,052	(68,101)	(38,423)
Contract maintenance charges	(510)	(1,053)	(4)	(9)	(902)	(1,075)

Increase (decrease) in net assets resulting from
contract transactions	(916,063)	529,532	(1,042)	6,937	(15,193)	129,455

Total increase (decrease) in net assets	(792,145)	(177,060)	31	(3,517)	100,368	21,584

NET ASSETS:
Beginning of period	1,618,298	1,795,358	9,179	12,696	442,011	420,427

End of period	$826,153	$1,618,298	$9,210	$9,179	$542,379	$442,011

CHANGES IN UNITS OUTSTANDING:
Units issued	985	81,714	843	2,309	36,521	45,676
Units redeemed	(112,006)	(31,752)	(1,317)	(1,579)	(36,597)	(36,900)

Net increase (decrease)	(111,021)	49,962	(474)	730	(76)	8,776

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO		MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO		MAXIM MONEY MARKET PORTFOLIO
	2009	2008	2009	2008	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$5,109	$17,217	$4,631	$3,525	$(24,734)	$191,244
Net realized gain (loss)	(251,347)	(14,483)	(13,728)	1,479
Change in net unrealized appreciation (depreciation)
on investments	380,528	(296,733)	56,517	(27,958)

Increase (decrease) in net assets resulting
from operations	134,290	(293,999)	47,420	(22,954)	(24,734)	191,244

CONTRACT TRANSACTIONS:
Purchase payments	101,823	182,694	42,066	28,993	2,281,739	3,550,815
Redemptions	(238,392)	(28,910)	(37,923)	(3,524)	(12,110,425)	(3,860,691)
Transfers, net	(237,584)	58,398	198,608	66,522	6,082,623	138,436
Contract maintenance charges	(872)	(1,081)	(289)	(140)	(13,418)	(7,632)

Increase (decrease) in net assets resulting from
contract transactions	(375,025)	211,101	202,462	91,851	(3,759,481)	(179,072)

Total increase (decrease) in net assets	(240,735)	(82,898)	249,882	68,897	(3,784,215)	12,172

NET ASSETS:
Beginning of period	687,512	770,410	120,953	52,056	11,318,387	11,306,215

End of period	$446,777	$687,512	$370,835	$120,953	$7,534,172	$11,318,387

CHANGES IN UNITS OUTSTANDING:
Units issued	63,443	26,609	24,934	9,362	1,067,171	1,180,989
Units redeemed	(91,672)	(13,157)	(9,814)	(3,053)	(1,398,699)	(1,150,430)

Net increase (decrease)	(28,229)	13,452	15,120	6,309	(331,528)	30,559

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	MAXIM SHORT DURATION BOND PORTFOLIO		MAXIM SMALL-CAP GROWTH PORTFOLIO		MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
	2009	2008	2009	2008	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$80,157	$14,152	$(2,410)	$(3,446)	$6,925	$24,729
Net realized gain (loss)	69	(108)	(38,790)	13,549	(408,328)	(45,702)
Change in net unrealized appreciation (depreciation)
on investments	82,726	(13,364)	317,292	(667,566)	487,463	(414,543)

Increase (decrease) in net assets resulting
from operations	162,952	680	276,092	(657,463)	86,060	(435,516)

CONTRACT TRANSACTIONS:
Purchase payments	215,951	215,951	3,399	223,053	73,093	59,878
Redemptions	(30,997)	(18,825)	(100,190)	(73,931)	(161,235)	(109,930)
Transfers, net	1,388,641	2	(16,224)	(129,594)	(221,919)	(138,995)
Contract maintenance charges	(695)	(609)	(1,350)	(1,559)	(532)	(986)

Increase (decrease) in net assets resulting from
contract transactions	1,572,900	196,519	(114,365)	17,969	(310,593)	(190,033)

Total increase (decrease) in net assets	1,735,852	197,199	161,727	(639,494)	(224,533)	(625,549)

NET ASSETS:
Beginning of period	402,881	205,682	939,486	1,578,980	656,947	1,282,496

End of period	$2,138,733	$402,881	$1,101,213	$939,486	$432,414	$656,947

CHANGES IN UNITS OUTSTANDING:
Units issued	153,245	21,241	12,491	24,168	53,265	17,196
Units redeemed	(2,943)	(2,021)	(27,686)	(22,138)	(87,643)	(35,844)

Net increase (decrease)	150,302	19,220	(15,195)	2,030	(34,378)	(18,648)

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO		MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO		NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO
	2009	2008	2009	2008	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(809)	$(1,664)	$116,947	$119,753	$14,970	$6,838
Net realized gain (loss)	(178,001)	(3,060)	79,480	22,411	(2,710)	181,291
Change in net unrealized appreciation (depreciation)
on investments	243,936	(199,252)	(29,920)	38,411	422,559	(1,106,236)

Increase (decrease) in net assets resulting
from operations	65,126	(203,976)	166,507	180,575	434,819	(918,107)

CONTRACT TRANSACTIONS:
Purchase payments	45,042	100,604	22,408	98,992	3,646	368,246
Redemptions	(42,970)	(84,568)	(72,765)	(211,814)	(78,745)	(106,001)
Transfers, net	(178,395)	53,397	(86,542)	377,973		(237,166)
Contract maintenance charges	(290)	(715)	(1,142)	(780)	(2,171)	(2,405)

Increase (decrease) in net assets resulting from
contract transactions	(176,613)	68,718	(138,041)	264,371	(77,270)	22,674

Total increase (decrease) in net assets	(111,487)	(135,258)	28,466	444,946	357,549	(895,433)

NET ASSETS:
Beginning of period	311,157	446,415	3,111,220	2,666,274	1,541,988	2,437,421

End of period	$199,670	$311,157	$3,139,686	$3,111,220	$1,899,537	$1,541,988

CHANGES IN UNITS OUTSTANDING:
Units issued	10,796	31,766	95,178	98,656	413	30,269
Units redeemed	(29,821)	(26,147)	(109,076)	(69,252)	(9,294)	(28,313)

Net increase (decrease)	(19,025)	5,619	(13,898)	29,404	(8,881)	1,956

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	NEUBERGER BERMAN AMT MID-CAP GROWTH PORTFOLIO		NEUBERGER BERMAN AMT PARTNERS PORTFOLIO		NEUBERGER BERMAN AMT REGENCY PORTFOLIO
	2009	2008	2009	2008	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(700)	$(1,835)	$26,959	$2,155	$8,990	$8,086
Net realized gain (loss)	(130,679)	26,984	129,421	(409,228)	(3,570)	(39,678)
Change in net unrealized appreciation (depreciation)
on investments	196,957	(317,213)	248,185	(76,968)	218,343	(363,703)

Increase (decrease) in net assets resulting
from operations	65,578	(292,064)	404,565	(484,041)	223,763	(395,295)

CONTRACT TRANSACTIONS:
Purchase payments	1,320	47,189	1,000,501	8,474	10,938	197,741
Redemptions	(193,390)	(45,031)	(108,495)	(64,077)	(22,120)	(23,333)
Transfers, net	(117,891)	40,151	217,216	(118,512)	19,747	542,905
Contract maintenance charges	(498)	(767)	(517)	(844)	(456)	(401)

Increase (decrease) in net assets resulting from
contract transactions	(310,459)	41,542	1,108,705	(174,959)	8,109	716,912

Total increase (decrease) in net assets	(244,881)	(250,522)	1,513,270	(659,000)	231,872	321,617

NET ASSETS:
Beginning of period	424,380	674,902	124,054	783,054	480,567	158,950

End of period	$179,499	$424,380	$1,637,324	$124,054	$712,439	$480,567

CHANGES IN UNITS OUTSTANDING:
Units issued	38,649	15,101	171,568	18,691	4,691	82,681
Units redeemed	(69,036)	(10,619)	(35,727)	(55,149)	(3,480)	(13,599)

Net increase (decrease)	(30,387)	4,482	135,841	(36,458)	1,211	69,082

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	NEUBERGER BERMAN AMT SMALL CAP GROWTH PORTFOLIO		NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO		PIMCO VIT HIGH YIELD PORTFOLIO
	2009	2008	2009	2008	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(848)	$(985)	$459	$715	$5,951	$4,467
Net realized gain (loss)	(75,254)	(336)	(5,712)	2,652	(11,349)	(1,556)
Change in net unrealized appreciation (depreciation)
on investments	119,688	(124,637)	12,367	(22,842)	29,387	(18,188)

Increase (decrease) in net assets resulting
from operations	43,586	(125,958)	7,114	(19,475)	23,989	(15,277)

CONTRACT TRANSACTIONS:
Purchase payments	69,456	139,528	1,678	3,285	1,777	5,088
Redemptions	(11,622)	(12,257)	(1,144)	(1,043)	(37,029)	(1,434)
Transfers, net	(61,279)	(1,834)	(6,344)	(13,661)	51,291	1,495
Contract maintenance charges	(928)	(1,159)	(53)	(88)	(81)	(28)

Increase (decrease) in net assets resulting from
contract transactions	(4,373)	124,278	(5,863)	(11,507)	15,958	5,121

Total increase (decrease) in net assets	39,213	(1,680)	1,251	(30,982)	39,947	(10,156)

NET ASSETS:
Beginning of period	231,154	232,834	28,001	58,983	50,119	60,275

End of period	$270,367	$231,154	$29,252	$28,001	$90,066	$50,119

CHANGES IN UNITS OUTSTANDING:
Units issued	12,176	17,639	1,910	882	8,777	1,739
Units redeemed	(13,587)	(4,901)	(2,256)	(1,757)	(7,220)	(1,304)

Net increase (decrease)	(1,411)	12,738	(346)	(875)	1,557	435

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	PIMCO VIT LOW DURATION BOND PORTFOLIO		PIMCO VIT REAL RETURN PORTFOLIO		PIMCO VIT TOTAL RETURN PORTFOLIO
	2009	2008	2009	2008	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$81,078	$111,396	$39,811	$59,268	$143,991	$79,736
Net realized gain	77,071	45,279	41,689	16,612	137,600	43,810
Change in net unrealized appreciation (depreciation)
on investments	117,489	(181,486)	157,785	(205,253)	140,748	(38,073)

Increase (decrease) in net assets resulting
from operations	275,638	(24,811)	239,285	(129,373)	422,339	85,473

CONTRACT TRANSACTIONS:
Purchase payments	304,237	314,678	8,306	20,176	135,669	128,167
Redemptions	(138,511)	(180,625)	(90,159)	(149,546)	(1,420,553)	(110,018)
Transfers, net	(533,713)	(419,445)	(214,012)	(18,658)	3,147,939	(444,972)
Contract maintenance charges	(3,137)	(3,805)	(1,880)	(1,972)	(1,412)	(1,563)

Increase (decrease) in net assets resulting from
contract transactions	(371,124)	(289,197)	(297,745)	(150,000)	1,861,643	(428,386)

Total increase (decrease) in net assets	(95,486)	(314,008)	(58,460)	(279,373)	2,283,982	(342,913)

NET ASSETS:
Beginning of period	2,716,756	3,030,764	1,629,570	1,908,943	1,521,482	1,864,395

End of period	$2,621,270	$2,716,756	$1,571,110	$1,629,570	$3,805,464	$1,521,482

CHANGES IN UNITS OUTSTANDING:
Units issued	27,382	37,009	12,207	14,708	284,384	93,887
Units redeemed	(63,017)	(63,239)	(41,278)	(27,429)	(132,709)	(129,829)

Net increase (decrease)	(35,635)	(26,230)	(29,071)	(12,721)	151,675	(35,942)

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	RIDGEWORTH VT CAPITAL APPRECIATION FUND		RIDGEWORTH VT SMALL CAP VALUE EQUITY FUND		ROYCE MICRO-CAP PORTFOLIO
	2009	2008	2009	2008	2009	2008
	(1)		(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$1,621	$(152)	$999	$6,730	$(827)	$6,298
Net realized gain (loss)	(37,170)	2,400	(96,925)	(321,411)	(114,648)	(72,940)
Change in net unrealized appreciation (depreciation)
on investments	39,331	(50,157)	90,217	104,773	214,805	(108,972)

Increase (decrease) in net assets resulting
from operations	3,782	(47,909)	(5,709)	(209,908)	99,330	(175,614)

CONTRACT TRANSACTIONS:
Purchase payments		14,231	2,216	168,403	57,670	142,467
Redemptions	(2,039)	(3,093)	(1,858)	(123,620)	(53,405)	(44,070)
Transfers, net	(189,392)	104,283	(237,101)	(575,847)	10,251	(132,740)
Contract maintenance charges	(64)	(83)	(63)	(580)	(306)	(682)

Increase (decrease) in net assets resulting from
contract transactions	(191,495)	115,338	(236,806)	(531,644)	14,210	(35,025)

Total increase (decrease) in net assets	(187,713)	67,429	(242,515)	(741,552)	113,540	(210,639)

NET ASSETS:
Beginning of period	187,713	120,284	242,515	984,067	190,127	400,766

End of period	$0	$187,713	$0	$242,515	$303,667	$190,127

CHANGES IN UNITS OUTSTANDING:
Units issued	25,018	18,136	7,231	50,002	17,722	28,301
Units redeemed	(47,719)	(4,030)	(27,524)	(77,655)	(17,152)	(34,322)

Net increase (decrease)	(22,701)	14,106	(20,293)	(27,653)	570	(6,021)

(1) The investment division ceased operations on April 27, 2009.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	ROYCE SMALL-CAP PORTFOLIO		VAN ECK WIT WORLDWIDE HARD ASSETS FUND		TOTAL COLI VUL-2 SERIES ACCOUNT
	2009	2008	2009	2008	2009	2008
				(1)	(UNAUDITED)	(UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(3,039)	$761	$(49)	$(2)	$1,185,628	$1,760,193
Net realized gain (loss)	(81,571)	64,439	11,722		(11,383,443)	(2,736,478)
Change in net unrealized appreciation (depreciation)
on investments	452,663	(391,293)	4,558	(228)	23,219,390	(25,498,997)

Increase (decrease) in net assets resulting
from operations	368,053	(326,093)	16,231	(230)	13,021,575	(26,475,282)

CONTRACT TRANSACTIONS:
Purchase payments	1,672	11,612			8,691,513	14,381,016
Redemptions	(83,827)	(72,127)	(143)	(6)	(21,983,665)	(11,957,194)
Transfers, net	157,916	26,365	8,775	12,465	5,099
Contract maintenance charges	(1,269)	(1,277)	(45)	(2)	(71,708)	(80,196)

Increase (decrease) in net assets resulting from
contract transactions	74,492	(35,427)	8,587	12,457	(13,358,761)	2,343,626

Total increase (decrease) in net assets	442,545	(361,520)	24,818	12,227	(337,186)	(24,131,656)

NET ASSETS:
Beginning of period	822,955	1,184,475	12,227	0	69,140,158	93,271,814

End of period	$1,265,500	$822,955	$37,045	$12,227	$68,802,972	$69,140,158

CHANGES IN UNITS OUTSTANDING:
Units issued	32,014	8,617	7,406	2,536	3,343,927	4,892,735
Units redeemed	(15,876)	(13,209)	(5,047)	(2)	(4,735,718)	(4,789,300)

Net increase (decrease)	16,138	(4,592)	2,359	2,534	(1,391,791)	103,435

(1) The investment division commenced operations on May 5, 2008.

The accompanying notes are an integral part of these financial statements.						(Concluded)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

1.	ORGANIZATION
The COLI VUL-2 Series Account (the Series Account), a variable life separate account of Great-West Life & Annuity Insurance Company (the Company), was established under Colorado law on November 25, 1997.  The Series Account commenced operations on October 1, 1999, with actual investment activity beginning in 2000.  The Series Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  The Series Account is a funding vehicle for variable life insurance policies.  The Series Account consists of numerous investment divisions with each investment division being treated as an individual separate account and investing all of its investible assets in the named underlying mutual fund.

Under applicable insurance law, the assets and liabilities of each of the investment divisions of the Series Account are clearly identified and distinguished from the Company's other assets and liabilities.  The portion of the Series Account's assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

2.	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates
The preparation of financial statements and financial highlights of each of the investment divisions in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and financial highlights and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Security Valuation

The valuation hierarchy is based upon the transparency of inputs to the valuation of the Series Account’s investments.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

During 2009, the only investments of each of the investment divisions of the Series Account were in underlying registered investment companies that are actively traded, therefore 100% of the investments are valued using Level 1 inputs.

Security Transactions

Investments made in the investment divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.  Transactions are recorded on a trade date basis.  Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

One or more of the underlying investment divisions may invest in securities of governmental agencies, foreign issuers and high yield bonds.

Investments in securities of governmental agencies may only be guaranteed by the respective agency’s limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

Certain investment divisions may have elements of risk due to concentrated investments in foreign issuers located in a specific country.  Such concentrations may subject the underlying investment divisions to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

Certain investment divisions invest in high yield bonds, some of which may be rated below investment grade.  These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions.  The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

Federal Income Taxes

The operations of each of the investment divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC).  Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the investment divisions of the Series Account to the extent the earnings are credited under the contracts.  Based on this, no charge is being made currently to the Series Account for federal income taxes.  The Company will review periodically the status of the federal income taxes policy in the event of changes in the tax law.  A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Net Transfers

Net transfers include transfers between investment divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Investment Income Ratio

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the investment division from the underlying mutual fund divided by average net assets during the year.  The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values.  The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying fund in which the investment division invests.

Application of Recent Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (the FASB) issued Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No. 162 (SFAS No. 168).  SFAS No. 168 establishes the FASB Accounting Standards CodificationTM (the ASC) as the single source of authoritative accounting principles recognized by the FASB to be applied in the preparation of financial statements in conformity with generally accepted accounting principles in the United States (GAAP) applied by nongovernmental entities.  All previously issued GAAP authoritative pronouncements are superseded and replaced by the ASC and are considered non-authoritative. The ASC also established that rules and interpretative releases of the Securities and Exchange Commission (the SEC) under authority of federal securities laws are also sources of GAAP for SEC registrants.  SFAS No. 168 and the ASC are effective for interim or annual financial periods ending after September 15, 2009.  The Series Account adopted SFAS No. 168 and the ASC for the annual period ended December 31, 2009.

In April 2009, the FASB issued Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for an Asset or Liability Have Significantly Decreased and Identifying Transactions That are Not Orderly (FSP No. FAS 157-4).  Effective July 1, 2009, FSP No. FAS 157-4 was superseded and replaced by certain provisions of ASC topic 820.  These provisions of ASC topic 820 relate to determining fair values when there is no active market or where the price inputs being used represent distressed sales.  These provisions of ASC topic 820 reaffirm the need to use judgment to ascertain if a formerly active market has become inactive and in determining fair values when markets have become inactive.  These provisions of ASC topic 820 apply to all assets and liabilities within the scope of accounting pronouncements that require or permit fair value measurements.  The provisions of ASC topic 820 that relate to the determination of fair value when the volume and level of activity for an asset or liability have significantly decreased and identifying transactions that are not orderly, is effective for interim and annual periods ending after June 15, 2009.  Each investment division of the Series Account adopted these provisions of ASC topic 820 relating to these considerations for the annual period ended December 31, 2009.  The adoption had no impact on the financial statements.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events (SFAS No. 165).  Effective July 1, 2009, SFAS No.165 was superseded and replaced by certain provisions of ASC topic 855, Subsequent Events (ASC topic 855).  These provisions of ASC topic 855 require companies to establish principles and requirements for subsequent events.  Specifically, these provisions of ASC topic 855 require the disclosure of the period after the financial statements date through which management has evaluated events and transactions that may occur for potential recognition or disclosure in a company’s financial statements.  In addition, these provisions of ASC topic 855 provide the circumstances under which the disclosures are required of an entity regarding events and circumstances that have occurred after the date of the financial statements but before the date of issuance.  These provisions of ASC topic 855 are effective for interim or annual financial periods ending after June 15, 2009.  Each investment division of the Series Account adopted these provisions of ASC topic 855 for the annual period ended December 31, 2009.

3.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:

Investment Division	Purchases	Sales

Aim V.I. Core Equity Fund	$315,754	$302,250
Aim V.I. Financial Services Fund	5,694	174
Aim V.I. Global Health Care Fund	8,298	20,628
Aim V.I. Global Real Estate Fund	12,308	4,265
Aim V.I. International Growth Fund	180,016	124,190
Aim V.I. Technology Fund	11,481	5,416
American Century VP Income & Growth Fund	1,430	8,132
American Century VP International Fund	6,386	35,777
American Century VP Ultra Fund	8,564	34,932
American Century VP Value Fund	75,374	810,277
American Century VP Vista Fund	59,824	18,885
American Funds IS Global Small Capitalization Fund	6,961	1,225
American Funds IS Growth Fund	967,838	340,630
American Funds IS International Fund	122,433	8,643
Davis Financial Portfolio	15,587	5,847
Davis Value Portfolio	76,110	2,009
Dreyfus IP Midcap Stock Portfolio	44,901	2,811
Dreyfus IP Technology Growth Portfolio	390	11,636
Dreyfus Stock Index Fund	1,078,248	3,045,910
Dreyfus VIF Appreciation Portfolio	73,143	19,777
Dreyfus VIF International Equity Portfolio	75,372	311,738
Dreyfus VIF International Value Portfolio	0	390,526
DWS Dreman Small Mid Cap Value VIP Portfolio	342,813	266,212
DWS Global Opportunities VIP Portfolio	53,127	92,411
DWS High Income VIP Portfolio	4,381	191
DWS Small Cap Index VIP Portfolio	42,686	10,120
DWS Strategic Value VIP Portfolio	55,408	92,907
Federated Clover Value Fund II	1,745	11,324
Federated High Income Bond Fund II	22,186	98,653
Federated International Equity Fund II	28,243	22,203
Federated Mid Cap Growth Strategies Fund II	7,699	32,876
Fidelity VIP Contrafund Portfolio	609,084	1,258,998
Fidelity VIP Equity-Income Portfolio	0	13,250
Fidelity VIP Growth Portfolio	237,350	445,990
Fidelity VIP Investment Grade Bond Portfolio	519,755	2,426,041
Fidelity VIP Mid Cap Portfolio	815,673	990,064
Janus Aspen Balanced Portfolio	237,659	480,565
Janus Aspen Flexible Bond Portfolio	772,963	2,064,976
Janus Aspen Forty Portfolio	1,269,999	1,404,140
Janus Aspen Global Life Sciences Portfolio	38,332	1,392
Janus Aspen Global Technology Portfolio	21,154	2,023
Janus Aspen Overseas Portfolio	326,585	308,638
Janus Aspen Worldwide Portfolio	121,768	94,095
Maxim Aggressive Profile I Portfolio	301,833	500,028
Maxim Ariel Midcap Value Portfolio	61,445	364,203
Maxim Ariel Small-Cap Value Portfolio	90,456	301,210
Maxim Conservative Profile I Portfolio	308,709	234,196
Maxim Global Bond Portfolio	168,802	87,233
Maxim INVESCO ADR Portfolio	191,632	490,216
Maxim Lifetime 2015 Portfolio II	73,873	13
Maxim Loomis Sayles Bond Portfolio	419,248	2,615,729
Maxim Loomis Sayles Small-Cap Value Portfolio	13,748	929,485
Maxim MFS International Value Portfolio	5,067	6,067
Maxim Moderate Profile I Portfolio	386,383	385,573
Maxim Moderately Aggressive Profile I Portfolio	302,434	657,841
Maxim Moderately Conservative Profile I Portfolio	311,962	100,461
Maxim Money Market Portfolio	10,525,267	14,307,149
Maxim Short Duration Bond Portfolio	1,676,264	23,177
Maxim Small-Cap Growth Portfolio	21,783	138,567
Maxim T. Rowe Price Equity/Income Portfolio	142,905	447,341
Maxim T. Rowe Price Midcap Growth Portfolio	115,722	304,997
Maxim U.S. Government Mortgage Securities Portfolio	1,204,732	1,200,589
Neuberger Berman AMT Guardian Portfolio	22,325	84,637
Neuberger Berman AMT Mid-Cap Growth Portfolio	129,540	440,714
Neuberger Berman AMT Partners Portfolio	1,452,603	188,715
Neuberger Berman AMT Regency Portfolio	49,282	23,326
Neuberger Berman AMT Small Cap Growth Portfolio	73,453	78,664
Neuberger Berman AMT Socially Responsive Portfolio	5,633	11,037
Pimco VIT High Yield Portfolio	100,462	79,646
Pimco VIT Low Duration Bond Portfolio	511,357	677,301
Pimco VIT Real Return Portfolio	249,976	450,668
Pimco VIT Total Return Portfolio	3,778,636	1,663,248
Ridgeworth VT Capital Appreciation Fund	1,786	191,670
Ridgeworth VT Small Cap Value Equity Fund	11,136	258,669
Royce Micro-Cap Portfolio	117,898	104,387
Royce Small-Cap Portfolio	196,812	135,135
Van Eck WIT Worldwide Hard Assets Fund	44,518	35,852

4.	EXPENSES AND RELATED PARTY TRANSACTIONS

Cost of Insurance

The Company deducts from each participant’s account an amount to pay for the insurance provided on each life.  This charge varies based on individual characteristics of the policy holder and is recorded as a redemption on the Statement of Changes in Net Assets.

Charges Incurred for Partial Surrenders

The Company deducts from each participant’s account a maximum administrative fee of $25 for all partial withdrawals after the first made during the same policy year.  This charge is recorded as a redemption on the Statement of Changes in Net Assets.

Charges Incurred for Change of Death Benefit Option Fee

The Company deducts from each participant’s account a maximum fee of $100 for each change of death benefit option.  This charge is recorded as a redemption on the Statement of Changes in Net Assets.

Transfer Fees

The Company deducts from each participant’s account a fee of $10 for each transfer between investment divisions in excess of 12 transfers in any calendar year.  This charge is recorded as a redemption on the Statement of Changes in Net Assets.

Service Charge

The Company deducts from each participant’s account an amount equal to a maximum of $15 per month.  This charge compensates the Company for certain administrative costs and is recorded as Contract Maintenance Charges on the Statement of Changes in Net Assets.

Deductions for Assumption of Mortality and Expense Risks

The Company deducts an amount, computed and accrued daily, from the unit value of each investment division of the Series Account, equal to an annual rate that will not exceed 0.90% annually.  Currently, the charge is 0.40% for Policy Years 1 through 5, 0.25% for Policy Years 6 through 20 and 0.10% thereafter.  This charge compensates the Company for its assumption of certain mortality, death benefit and expense risks.  The accrued amount is represented as Due to Great-West Life & Annuity Insurance Company on the Statement of Assets and Liabilities.

Expense Charges Applied to Premium

The Company deducts a maximum charge of 10% from each premium payment.  A maximum of 6.5% of this charge will be deducted as sales load to compensate the Company in part for sales and promotional expenses in connection with selling the Policies.  A maximum of 3.5% of this charge will be used to cover premium taxes and certain federal income tax obligations resulting from the receipt of premiums.  This charge is netted with purchase payments on the Statement of Changes in Net Assets.

If the above charges prove insufficient to cover actual costs and assumed risks, the loss will be borne by the Company; conversely, if the amounts deducted prove more than sufficient, the excess will be a profit to the Company.

Supplemental Benefit Charges

The Company deducts from each participant’s account an amount to pay for certain riders selected by the policy holder.  This charge varies based on individual characteristics of the policy holder when the rider is added to the policy and is recorded as a redemption on the Statement of Changes in Net Assets.

Related Party Transactions

Maxim Series Fund, Inc., portfolios of which are underlying certain investment divisions, are registered investment companies affiliated with the Company.  GW Capital Management, LLC, (doing business as Maxim Capital Management, LLC (“MCM”)) a wholly owned subsidiary of the Company, serves as investment adviser to Maxim Series Fund, Inc.  Fees are assessed against the average daily net assets of the affiliated funds to compensate MCM for investment advisory services.

5.         SUBSEQUENT EVENTS

Management has reviewed all events subsequent to the date of the Statement of Assets and Liabilities, including the estimates inherent in the process of preparing these financial statements, through the issuance date of the financial statements.

6.         FINANCIAL HIGHLIGHTS

For each investment division a summary of accumulation units outstanding for variable annuity contracts, the range of lowest to highest expense ratio, excluding expenses of the underlying funds, the related total return and the related accumulation unit fair values for the five years ended December 31, 2009 is included on the following pages.  In certain instances the lowest unit fair value and total return exceed the highest due to the impact of contracts which were not inforce for the full year.

The Expense Ratios represent the annualized contract expenses of the respective investment divisions of the Series Account, consisting of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values.  These ratios do not include any expenses assessed through the redemption of units.  The total return is calculated for each period shown and, accordingly, is not annualized for periods less than one year.  As the total return for each of the periods in the five years ended December 31, 2009 is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

At December 31 For the year or period ended December 31
	Units		Unit Fair Value			Net Assets		Expense Ratio			Total Return
	(000s	)	lowest to highest			(000s	)	lowest to highest			lowest to highest

AIM V.I. CORE EQUITY FUND
2009	124		$11.89	to	$11.59	$1,437		0.25%	to	0.40%	27.44%	to	27.92%
2008	124		$9.33	to	$9.06	$1,127		0.25%	to	0.40%	(30.37)%	to	(30.31)%
2007	144		$13.40	to	$13.00	$1,886		0.25%	to	0.40%	7.63%	to	7.79%
2006	136		$12.45	to	$12.06	$1,658		0.25%	to	0.40%	15.92%	to	16.07%
2005	124		$10.74	to	$10.37	$1,329		0.25%	to	0.40%	2.87%	to	3.08%
AIM V.I. FINANCIAL SERVICES FUND
2009	1		$5.54	to	$4.94	$7		0.25%	to	0.40%	26.77%	to	26.99%
2008	0	*	$4.37	to	$3.89	$0	*	0.25%	to	0.40%	(59.57)%	to	(59.52)%
2007	1		$10.81	to	$9.61	$7		0.25%	to	0.40%	(22.51)%	to	(22.44)%
AIM V.I. GLOBAL HEALTH CARE FUND
2009	12		$12.54	to	$11.71	$153		0.25%	to	0.40%	27.18%	to	27.28%
2008	13		$9.86	to	$9.20	$131		0.25%	to	0.40%	(28.91)%	to	(28.74)%
2007	16		$13.87	to	$12.91	$226		0.25%	to	0.40%	11.41%	to	11.58%
2006	3		$12.45	to	$11.57	$40		0.25%	to	0.40%	4.80%	to	4.99%
2005	1		$11.88	to	$11.02	$17		0.25%	to	0.40%	7.71%	to	7.83%
AIM V.I. GLOBAL REAL ESTATE FUND
2009	5		$6.32	to	$6.34	$29		0.25%	to	0.40%	31.12%	to	31.26%
2008	2		$4.82	to	$4.83	$9		0.25%	to	0.40%	(51.80)%	to	(51.70)%
AIM V.I. INTERNATIONAL GROWTH FUND
2009	103		$10.17	to	$10.23	$1,053		0.25%	to	0.40%	34.70%	to	34.96%
2008	97		$7.55	to	$7.58	$736		0.25%	to	0.40%	(40.64)%	to	(40.55)%
2007	80		$12.72	to	$12.75	$1,025		0.25%	to	0.40%	14.29%	to	14.45%
AIM V.I. TECHNOLOGY FUND
2009	3		$9.40	to	$10.64	$35		0.25%	to	0.40%	56.93%	to	56.93%
2008	3		$5.99	to	$6.78	$17		0.25%	to	0.40%	(44.74)%	to	(44.61)%
2007	7		$10.84	to	$12.24	$85		0.25%	to	0.40%	7.22%	to	7.37%
2006	7		$10.11	to	$11.40	$72		0.25%	to	0.40%	10.01%	to	10.25%
2005	3		$9.19	to	$10.34	$26		0.25%	to	0.40%	1.77%	to	1.87%
AMERICAN CENTURY VP INCOME & GROWTH FUND
2009	3		$9.98	to	$9.39	$28		0.25%	to	0.40%	17.69%	to	17.82%
2008	4		$8.48	to	$7.97	$31		0.25%	to	0.40%	(34.87)%	to	(34.78)%
2007	5		$13.02	to	$12.22	$59		0.25%	to	0.40%	(0.46)%	to	(0.33)%
2006	6		$13.08	to	$12.26	$70		0.25%	to	0.40%	16.68%	to	16.87%
2005	6		$11.21	to	$10.49	$64		0.25%	to	0.40%	4.18%	to	4.38%
AMERICAN CENTURY VP INTERNATIONAL FUND
2009	27		$11.67	to	$12.51	$343		0.25%	to	0.40%	33.22%	to	33.51%
2008	30		$8.76	to	$9.37	$284		0.25%	to	0.40%	(45.04)%	to	(44.98)%
2007	20		$15.94	to	$17.03	$321		0.25%	to	0.40%	17.55%	to	17.77%
2006	19		$13.56	to	$14.46	$261		0.25%	to	0.40%	24.52%	to	24.66%
2005	17		$10.89	to	$11.60	$181		0.25%	to	0.40%	12.85%	to	13.06%

													(Continued)

AMERICAN CENTURY VP ULTRA FUND
2009	0	*	$9.99	to	$9.39	$4		0.25%	to	0.40%	33.91%	to	34.14%
2008	3		$7.46	to	$7.00	$22		0.25%	to	0.40%	(41.67)%	to	(41.62)%
2007	2		$12.79	to	$11.99	$31		0.25%	to	0.40%	20.55%	to	20.75%
2006	2		$10.61	to	$9.93	$19		0.25%	to	0.40%	(3.72)%	to	(3.50)%
2005	1		$11.02	to	$10.29	$9		0.25%	to	0.40%	1.85%	to	1.88%
AMERICAN CENTURY VP VALUE FUND
2009	37		$16.90	to	$10.34	$388		0.25%	to	0.40%	19.35%	to	19.54%
2008	127		$14.16	to	$8.65	$1,100		0.25%	to	0.40%	(27.09)%	to	(26.94)%
2007	113		$19.42	to	$11.84	$1,460		0.25%	to	0.40%	(5.50)%	to	(5.36)%
2006	101		$20.55	to	$12.51	$1,364		0.25%	to	0.40%	18.17%	to	18.35%
2005	69		$17.39	to	$10.57	$1,197		0.25%	to	0.40%	4.63%	to	4.76%
AMERICAN CENTURY VP VISTA FUND
2009	74		$10.79	to	$10.86	$800		0.25%	to	0.40%	22.06%	to	22.16%
2008	68		$8.84	to	$8.89	$607		0.25%	to	0.40%	(11.60)%	to	(11.10)%
AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND
2009	1		$8.06	to	$13.55	$8		0.25%	to	0.40%	60.56%	to	35.50%
AMERICAN FUNDS IS GROWTH FUND
2009	75		$8.06	to	$13.04	$835		0.25%	to	0.40%	38.73%	to	30.40%
2008	1		$5.81	to	$5.81	$3		0.40%	to	0.40%	(41.90)%	to	(41.90)%
AMERICAN FUNDS IS INTERNATIONAL FUND
2009	18		$8.53	to	$12.97	$158		0.25%	to	0.40%	42.64%	to	29.70%
2008	0	*	$5.98	to	$5.98	$2		0.40%	to	0.40%	(40.20)%	to	(40.20)%
DAVIS FINANCIAL PORTFOLIO
2009	2		$9.44	to	$9.51	$22		0.25%	to	0.40%	40.69%	to	40.89%
2008	1		$6.71	to	$6.75	$8		0.25%	to	0.40%	(46.62)%	to	(46.51)%
2007	3		$12.57	to	$12.62	$34		0.25%	to	0.40%	(6.40)%	to	(6.24)%
DAVIS VALUE PORTFOLIO
2009	14		$10.27	to	$10.35	$143		0.25%	to	0.40%	30.66%	to	30.85%
2008	4		$7.86	to	$7.91	$35		0.25%	to	0.40%	(40.59)%	to	(40.48)%
2007	1		$13.23	to	$13.29	$15		0.25%	to	0.40%	4.92%	to	5.14%
DREYFUS IP MIDCAP STOCK PORTFOLIO
2009	7		$10.00	to	$9.63	$66		0.25%	to	0.40%	25.00%	to	35.25%
2008	0	*	$8.00	to	$7.12	$0	*	0.25%	to	0.40%	(40.65)%	to	(40.57)%
2007	1		$13.48	to	$11.98	$9		0.25%	to	0.40%	1.13%	to	1.27%
2006	1		$13.33	to	$11.83	$7		0.25%	to	0.40%	7.24%	to	7.45%
2005	1		$12.43	to	$11.01	$7		0.25%	to	0.40%	8.75%	to	8.90%
DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO
2009	8		$12.59	to	$12.68	$106		0.25%	to	0.40%	56.98%	to	57.32%
2008	10		$8.02	to	$8.06	$79		0.25%	to	0.40%	(41.37)%	to	(41.34)%
2007	3		$13.68	to	$13.74	$41		0.25%	to	0.40%	14.19%	to	14.40%

													(Continued)

DREYFUS STOCK INDEX FUND
2009	523		$9.78	to	$10.04	$5,223	0.25%	to	0.40%	25.87%	to	25.97%
2008	844		$7.77	to	$7.97	$6,698	0.25%	to	0.40%	(37.39)%	to	(37.29)%
2007	866		$12.41	to	$12.71	$10,858	0.25%	to	0.40%	4.81%	to	5.04%
2006	688		$11.84	to	$12.10	$8,149	0.25%	to	0.40%	15.06%	to	15.24%
2005	653		$10.29	to	$10.50	$6,720	0.25%	to	0.40%	4.26%	to	4.37%
DREYFUS VIF APPRECIATION PORTFOLIO
2009	45		$11.35	to	$11.17	$506	0.25%	to	0.40%	22.04%	to	22.21%
2008	44		$9.30	to	$9.14	$399	0.25%	to	0.40%	(29.81)%	to	(29.69)%
2007	35		$13.25	to	$13.00	$463	0.25%	to	0.40%	6.68%	to	6.82%
2006	29		$12.42	to	$12.17	$364	0.25%	to	0.40%	16.07%	to	16.24%
2005	22		$10.70	to	$10.47	$239	0.25%	to	0.40%	3.88%	to	4.08%
DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO
2009	11		$11.96	to	$12.04	$137	0.25%	to	0.40%	24.84%	to	24.90%
2008	38		$9.58	to	$9.64	$370	0.25%	to	0.40%	(42.46)%	to	(42.34)%
2007	52		$16.65	to	$16.72	$869	0.25%	to	0.40%	16.60%	to	16.84%
2006	96		$14.28	to	$14.31	$1,374	0.25%	to	0.40%	22.89%	to	22.94%
DWS DREMAN SMALL MID CAP VALUE VIP PORTFOLIO
2009	83		$9.34	to	$9.40	$779	0.25%	to	0.40%	29.18%	to	29.48%
2008	68		$7.23	to	$7.26	$494	0.25%	to	0.40%	(27.70)%	to	(27.40)%
DWS GLOBAL OPPORTUNITIES VIP PORTFOLIO
2009	45		$11.60	to	$11.68	$523	0.25%	to	0.40%	47.58%	to	47.85%
2008	51		$7.86	to	$7.90	$400	0.25%	to	0.40%	(50.16)%	to	(50.09)%
2007	23		$15.77	to	$15.83	$370	0.25%	to	0.40%	8.91%	to	9.02%
DWS HIGH INCOME VIP PORTFOLIO
2009	0	*	$10.24	to	$10.29	$5	0.25%	to	0.40%	39.32%	to	39.62%
DWS SMALL CAP INDEX VIP PORTFOLIO
2009	9		$7.65	to	$7.68	$66	0.25%	to	0.40%	26.03%	to	26.32%
2008	4		$6.07	to	$6.08	$23	0.25%	to	0.40%	(39.30)%	to	(39.20)%
DWS STRATEGIC VALUE VIP PORTFOLIO
2009	43		$8.40	to	$8.46	$365	0.25%	to	0.40%	24.81%	to	24.96%
2008	51		$6.73	to	$6.77	$344	0.25%	to	0.40%	(46.20)%	to	(46.10)%
2007	24		$12.51	to	$12.56	$299	0.25%	to	0.40%	(2.27)%	to	(2.10)%
FEDERATED CLOVER VALUE FUND II
2009	3		$9.42	to	$8.38	$28	0.25%	to	0.40%	14.18%	to	14.48%
2008	5		$8.25	to	$7.32	$35	0.25%	to	0.40%	(34.05)%	to	(33.99)%
2007	219		$12.51	to	$11.09	$2,425	0.25%	to	0.40%	(10.00)%	to	(9.91)%
2006	136		$13.90	to	$12.31	$1,878	0.25%	to	0.40%	16.32%	to	16.57%
2005	146		$11.95	to	$10.56	$1,736	0.25%	to	0.40%	4.64%	to	4.76%

												(Continued)

FEDERATED HIGH INCOME BOND FUND II
2009	3	$16.51	to	$13.16	$39	0.25%	to	0.40%	52.17%	to	52.49%
2008	11	$10.85	to	$8.63	$105	0.25%	to	0.40%	(26.29)%	to	(26.18)%
2007	9	$14.72	to	$11.69	$118	0.25%	to	0.40%	3.01%	to	3.18%
2006	6	$14.29	to	$11.33	$85	0.25%	to	0.40%	10.43%	to	10.54%
2005	12	$12.94	to	$10.25	$150	0.25%	to	0.40%	2.21%	to	2.40%
FEDERATED INTERNATIONAL EQUITY FUND II
2009	109	$10.31	to	$11.04	$1,207	0.25%	to	0.40%	40.65%	to	40.82%
2008	112	$7.33	to	$7.84	$875	0.25%	to	0.40%	(45.90)%	to	(45.82)%
2007	107	$13.55	to	$14.47	$1,556	0.25%	to	0.40%	9.10%	to	9.29%
2006	81	$12.42	to	$13.24	$1,001	0.25%	to	0.40%	18.40%	to	18.53%
2005	82	$10.49	to	$11.17	$861	0.14%	to	0.40%	8.70%	to	8.87%
FEDERATED MID CAP GROWTH STRATEGIES FUND II
2009	4	$10.74	to	$10.59	$45	0.25%	to	0.40%	30.02%	to	30.26%
2008	7	$8.26	to	$8.13	$57	0.25%	to	0.40%	(43.69)%	to	(43.62)%
2007	9	$14.67	to	$14.42	$132	0.25%	to	0.40%	17.55%	to	17.71%
2006	10	$12.48	to	$12.25	$120	0.25%	to	0.40%	7.87%	to	8.02%
2005	7	$11.57	to	$11.35	$81	0.25%	to	0.40%	12.22%	to	12.39%
FIDELITY VIP CONTRAFUND PORTFOLIO
2009	167	$14.73	to	$11.80	$2,370	0.25%	to	0.40%	34.89%	to	35.17%
2008	231	$10.92	to	$8.73	$2,412	0.25%	to	0.40%	(42.92)%	to	(42.87)%
2007	337	$19.13	to	$15.28	$6,412	0.25%	to	0.40%	16.86%	to	17.00%
2006	257	$16.37	to	$13.06	$4,161	0.25%	to	0.40%	10.98%	to	11.15%
2005	195	$14.75	to	$11.75	$2,856	0.25%	to	0.40%	16.23%	to	16.34%
FIDELITY VIP GROWTH PORTFOLIO
2009	65	$7.25	to	$9.57	$621	0.25%	to	0.40%	27.42%	to	27.60%
2008	96	$5.69	to	$7.50	$685	0.25%	to	0.40%	(47.51)%	to	(47.44)%
2007	117	$10.84	to	$14.27	$1,588	0.25%	to	0.40%	26.19%	to	26.40%
2006	126	$8.59	to	$11.29	$1,244	0.25%	to	0.40%	6.18%	to	6.31%
2005	128	$8.09	to	$10.62	$1,078	0.25%	to	0.40%	5.06%	to	5.15%
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO
2009	46	$15.51	to	$12.15	$562	0.25%	to	0.40%	15.32%	to	15.17%
2008	232	$13.45	to	$10.55	$2,485	0.25%	to	0.40%	(3.79)%	to	(3.65)%
2007	201	$13.98	to	$10.95	$2,373	0.25%	to	0.40%	3.63%	to	3.79%
2006	263	$13.49	to	$10.55	$3,415	0.25%	to	0.40%	3.69%	to	3.84%
2005	288	$13.01	to	$10.16	$3,746	0.25%	to	0.40%	1.56%	to	1.70%
FIDELITY VIP MID CAP PORTFOLIO
2009	220	$15.47	to	$12.91	$3,083	0.25%	to	0.40%	39.12%	to	39.42%
2008	246	$11.12	to	$9.26	$2,400	0.25%	to	0.40%	(39.83)%	to	(39.79)%
2007	191	$18.48	to	$15.38	$3,320	0.25%	to	0.40%	14.85%	to	15.12%
2006	45	$16.09	to	$13.36	$723	0.25%	to	0.40%	11.97%	to	12.08%
2005	42	$14.37	to	$11.92	$597	0.25%	to	0.40%	17.59%	to	17.79%

											(Continued)

JANUS ASPEN BALANCED PORTFOLIO
2009	40	$16.96	to	$13.89	$587	0.25%	to	0.40%	25.35%	to	25.59%
2008	60	$13.53	to	$11.06	$734	0.25%	to	0.40%	(16.17)%	to	(16.08)%
2007	64	$16.14	to	$13.18	$915	0.25%	to	0.40%	10.10%	to	10.29%
2006	90	$14.66	to	$11.95	$1,224	0.25%	to	0.40%	10.31%	to	10.44%
2005	122	$13.29	to	$10.82	$1,576	0.25%	to	0.40%	7.52%	to	7.66%
JANUS ASPEN FLEXIBLE BOND PORTFOLIO
2009	289	$18.80	to	$13.48	$4,390	0.25%	to	0.40%	12.78%	to	12.90%
2008	423	$16.67	to	$11.94	$5,351	0.25%	to	0.40%	5.57%	to	5.76%
2007	423	$15.79	to	$11.29	$5,132	0.25%	to	0.40%	6.62%	to	6.81%
2006	303	$14.81	to	$10.57	$4,443	0.25%	to	0.40%	3.78%	to	3.93%
2005	304	$14.27	to	$10.17	$4,331	0.25%	to	0.40%	1.64%	to	1.70%
JANUS ASPEN FORTY PORTFOLIO
2009	274	$16.42	to	$13.82	$4,012	0.25%	to	0.40%	45.83%	to	45.93%
2008	299	$11.26	to	$9.47	$3,006	0.25%	to	0.40%	(44.40)%	to	(44.26)%
2007	156	$20.25	to	$16.99	$2,868	0.25%	to	0.40%	36.46%	to	36.58%
2006	163	$14.84	to	$12.44	$2,207	0.25%	to	0.40%	8.88%	to	9.12%
2005	163	$13.63	to	$11.40	$2,223	0.25%	to	0.40%	12.46%	to	12.54%
JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO
2009	9	$9.59	to	$9.63	$86	0.25%	to	0.40%	25.20%	to	25.55%
2008	5	$7.66	to	$7.67	$38	0.25%	to	0.40%	(29.14)%	to	(29.11)%
2007	5	$10.81	to	$10.82	$53	0.25%	to	0.40%	8.10%	to	8.20%
JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO
2009	3	$9.36	to	$13.16	$29	0.25%	to	0.40%	56.52%	to	31.60%
JANUS ASPEN OVERSEAS PORTFOLIO
2009	216	$12.66	to	$12.73	$2,741	0.25%	to	0.40%	78.81%	to	79.04%
2008	218	$7.08	to	$7.11	$1,546	0.25%	to	0.40%	(52.32)%	to	(52.22)%
2007	64	$14.85	to	$14.88	$944	0.25%	to	0.40%	27.80%	to	27.94%
JANUS ASPEN WORLDWIDE PORTFOLIO
2009	34	$9.04	to	$10.49	$353	0.25%	to	0.40%	37.18%	to	37.30%
2008	32	$6.59	to	$7.64	$236	0.25%	to	0.40%	(44.90)%	to	(44.80)%
2007	173	$11.96	to	$13.84	$2,389	0.25%	to	0.40%	9.12%	to	9.32%
2006	144	$10.96	to	$12.66	$1,632	0.25%	to	0.40%	17.72%	to	17.88%
2005	145	$9.31	to	$10.74	$1,355	0.25%	to	0.40%	5.44%	to	5.60%
MAXIM AGGRESSIVE PROFILE I PORTFOLIO
2009	48	$13.13	to	$10.75	$619	0.25%	to	0.40%	32.49%	to	32.72%
2008	64	$9.91	to	$8.10	$628	0.25%	to	0.40%	(40.30)%	to	(40.22)%
2007	58	$16.60	to	$13.55	$946	0.25%	to	0.40%	6.68%	to	6.86%
2006	49	$15.56	to	$12.68	$739	0.25%	to	0.40%	15.09%	to	15.27%
2005	16	$13.52	to	$11.00	$215	0.25%	to	0.40%	8.33%	to	8.48%

											(Continued)

MAXIM ARIEL MIDCAP VALUE PORTFOLIO
2009	28	$20.01	to	$11.01	$313	0.25%	to	0.40%	62.68%	to	62.87%
2008	60	$12.30	to	$6.76	$491	0.25%	to	0.40%	(40.75)%	to	(40.65)%
2007	234	$20.76	to	$11.39	$2,832	0.25%	to	0.40%	(1.61)%	to	(1.47)%
2006	170	$21.10	to	$11.56	$3,309	0.25%	to	0.40%	10.88%	to	11.05%
2005	183	$19.03	to	$10.41	$3,328	0.25%	to	0.40%	2.98%	to	3.17%
MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO
2009	72	$12.75	to	$9.73	$706	0.25%	to	0.40%	65.37%	to	65.76%
2008	98	$7.71	to	$5.87	$589	0.25%	to	0.40%	(46.12)%	to	(46.05)%
2007	87	$14.31	to	$10.88	$1,046	0.25%	to	0.40%	(2.85)%	to	(2.68)%
2006	82	$14.73	to	$11.18	$1,027	0.25%	to	0.40%	12.10%	to	12.25%
2005	121	$13.14	to	$9.96	$1,581	0.25%	to	0.40%	(0.90)%	to	(0.80)%
MAXIM CONSERVATIVE PROFILE I PORTFOLIO
2009	17	$15.57	to	$12.21	$255	0.25%	to	0.40%	19.86%	to	20.06%
2008	12	$12.99	to	$10.17	$149	0.25%	to	0.40%	(14.09)%	to	(13.96)%
2007	10	$15.12	to	$11.82	$139	0.25%	to	0.40%	5.15%	to	5.25%
2006	7	$14.38	to	$11.23	$90	0.25%	to	0.40%	7.31%	to	7.57%
2005	4	$13.40	to	$10.44	$52	0.25%	to	0.40%	3.80%	to	3.88%
MAXIM GLOBAL BOND PORTFOLIO
2009	8	$11.16	to	$11.41	$88	0.25%	to	0.40%	14.34%	to	14.10%
MAXIM INVESCO ADR PORTFOLIO
2009	34	$13.88	to	$11.70	$428	0.25%	to	0.40%	30.08%	to	30.29%
2008	61	$10.67	to	$8.98	$631	0.25%	to	0.40%	(40.42)%	to	(40.33)%
2007	74	$17.91	to	$15.05	$1,244	0.25%	to	0.40%	6.99%	to	7.19%
2006	54	$16.74	to	$14.04	$890	0.25%	to	0.40%	23.36%	to	23.59%
2005	99	$13.57	to	$11.36	$1,346	0.25%	to	0.40%	10.87%	to	10.94%
MAXIM LIFETIME 2015 PORTFOLIO II
2009	7	$10.33	to	$10.33	$74	0.25%	to	0.40%	3.30%	to	3.30%
MAXIM LOOMIS SAYLES BOND PORTFOLIO
2009	113	$23.05	to	$13.42	$1,784	0.25%	to	0.40%	37.94%	to	38.07%
2008	347	$16.71	to	$9.72	$3,544	0.25%	to	0.40%	(22.06)%	to	(21.93)%
2007	272	$21.44	to	$12.45	$3,756	0.25%	to	0.40%	7.63%	to	7.79%
2006	193	$19.92	to	$11.55	$3,332	0.25%	to	0.40%	10.67%	to	10.84%
2005	186	$18.00	to	$10.42	$3,061	0.25%	to	0.40%	3.33%	to	3.48%
MAXIM LOOMIS SAYLES SMALL-CAP VALUE PORTFOLIO
2009	72	$12.91	to	$11.12	$826	0.25%	to	0.40%	27.44%	to	27.52%
2008	183	$10.13	to	$8.72	$1,618	0.25%	to	0.40%	(32.91)%	to	(32.77)%
2007	133	$15.10	to	$12.97	$1,795	0.25%	to	0.40%	2.79%	to	2.94%
2006	98	$14.69	to	$12.60	$1,240	0.25%	to	0.40%	17.52%	to	17.76%
2005	91	$12.50	to	$10.70	$1,141	0.25%	to	0.40%	5.66%	to	5.73%

											(Continued)

MAXIM MFS INTERNATIONAL VALUE PORTFOLIO
2009	2	$6.00	to	$6.02	$9	0.25%	to	0.40%	31.29%	to	31.44%
2008	2	$4.57	to	$4.58	$9	0.25%	to	0.40%	(53.93)%	to	(53.88)%
2007	1	$9.92	to	$9.93	$13	0.25%	to	0.40%	(0.80)%	to	(0.70)%
MAXIM MODERATE PROFILE I PORTFOLIO
2009	36	$15.17	to	$12.12	$542	0.25%	to	0.40%	23.94%	to	24.18%
2008	36	$12.24	to	$9.76	$442	0.25%	to	0.40%	(23.60)%	to	(23.51)%
2007	27	$16.02	to	$12.76	$420	0.25%	to	0.40%	6.73%	to	6.87%
2006	23	$15.01	to	$11.94	$325	0.25%	to	0.40%	11.52%	to	11.69%
2005	51	$13.49	to	$10.69	$663	0.25%	to	0.40%	5.82%	to	6.05%
MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO
2009	33	$14.49	to	$11.76	$447	0.25%	to	0.40%	28.12%	to	28.24%
2008	61	$11.31	to	$9.17	$688	0.25%	to	0.40%	(30.53)%	to	(30.42)%
2007	47	$16.28	to	$13.18	$770	0.25%	to	0.40%	6.82%	to	6.98%
2006	33	$15.24	to	$12.32	$498	0.25%	to	0.40%	13.31%	to	13.55%
2005	19	$13.45	to	$10.85	$255	0.25%	to	0.40%	7.26%	to	7.32%
MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO
2009	25	$15.13	to	$12.32	$371	0.25%	to	0.40%	21.62%	to	21.74%
2008	10	$12.44	to	$10.12	$121	0.25%	to	0.40%	(18.48)%	to	(18.32)%
2007	3	$15.26	to	$12.39	$52	0.25%	to	0.40%	6.05%	to	6.17%
2006	3	$14.39	to	$11.67	$47	0.25%	to	0.40%	9.43%	to	9.58%
2005	1	$13.15	to	$10.65	$15	0.25%	to	0.40%	5.54%	to	5.65%
MAXIM MONEY MARKET PORTFOLIO
2009	633	$12.66	to	$11.33	$7,534	0.25%	to	0.40%	(0.39)%	to	(0.18)%
2008	965	$12.71	to	$11.35	$11,318	0.25%	to	0.40%	1.44%	to	1.61%
2007	934	$12.53	to	$11.17	$11,306	0.25%	to	0.40%	4.33%	to	4.49%
2006	1,000	$12.01	to	$10.69	$11,960	0.25%	to	0.40%	4.16%	to	4.29%
2005	545	$11.53	to	$10.25	$6,281	0.25%	to	0.40%	2.31%	to	2.50%
MAXIM SHORT DURATION BOND PORTFOLIO
2009	190	$11.25	to	$11.30	$2,139	0.25%	to	0.40%	9.54%	to	9.82%
2008	39	$10.27	to	$10.29	$403	0.25%	to	0.40%	(0.10)%	to	0.00%
2007	20	$10.28	to	$10.29	$206	0.25%	to	0.40%	2.80%	to	2.90%
MAXIM SMALL-CAP GROWTH PORTFOLIO
2009	118	$8.85	to	$9.37	$1,101	0.25%	to	0.40%	31.50%	to	31.79%
2008	133	$6.73	to	$7.11	$939	0.25%	to	0.40%	(41.48)%	to	(41.43)%
2007	131	$11.50	to	$12.14	$1,579	0.25%	to	0.40%	11.76%	to	11.99%
2006	116	$10.29	to	$10.84	$1,199	0.25%	to	0.40%	2.29%	to	2.46%
2005	135	$10.06	to	$10.58	$1,364	0.25%	to	0.40%	4.14%	to	4.34%

											(Continued)

MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
2009	40	$11.95	to	$10.16	$432	0.25%	to	0.40%	24.74%	to	24.97%
2008	74	$9.58	to	$8.13	$657	0.25%	to	0.40%	(36.43)%	to	(36.38)%
2007	93	$15.07	to	$12.78	$1,282	0.25%	to	0.40%	2.80%	to	2.98%
2006	114	$14.66	to	$12.41	$1,579	0.25%	to	0.40%	18.61%	to	18.87%
2005	106	$12.36	to	$10.44	$1,306	0.25%	to	0.40%	3.69%	to	3.88%
MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO
2009	15	$13.65	to	$12.29	$200	0.25%	to	0.40%	44.29%	to	44.42%
2008	34	$9.46	to	$8.51	$311	0.25%	to	0.40%	(40.58)%	to	(40.49)%
2007	28	$15.92	to	$14.30	$446	0.25%	to	0.40%	16.37%	to	16.54%
2006	29	$13.68	to	$12.27	$402	0.25%	to	0.40%	6.29%	to	6.51%
2005	39	$12.87	to	$11.52	$502	0.25%	to	0.40%	13.69%	to	13.83%
MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
2009	239	$17.13	to	$12.67	$3,140	0.25%	to	0.40%	5.61%	to	5.76%
2008	253	$16.22	to	$11.98	$3,111	0.25%	to	0.40%	6.01%	to	6.21%
2007	224	$15.30	to	$11.28	$2,666	0.25%	to	0.40%	6.10%	to	6.21%
2006	423	$14.42	to	$10.62	$6,053	0.25%	to	0.40%	3.89%	to	4.12%
2005	367	$13.88	to	$10.20	$5,085	0.25%	to	0.40%	1.76%	to	1.90%
NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO
2009	177	$13.43	to	$10.73	$1,900	0.25%	to	0.40%	29.13%	to	29.43%
2008	186	$10.40	to	$8.29	$1,542	0.25%	to	0.40%	(37.50)%	to	(37.39)%
2007	184	$16.64	to	$13.24	$2,437	0.25%	to	0.40%	6.94%	to	7.12%
2006	112	$15.56	to	$12.36	$1,669	0.25%	to	0.40%	12.92%	to	13.08%
2005	115	$13.78	to	$10.93	$1,538	0.25%	to	0.40%	7.99%	to	8.11%
NEUBERGER BERMAN AMT MID-CAP GROWTH PORTFOLIO
2009	15	$12.48	to	$11.93	$179	0.25%	to	0.40%	31.09%	to	31.24%
2008	45	$9.52	to	$9.09	$424	0.25%	to	0.40%	(43.60)%	to	(43.51)%
2007	41	$16.88	to	$16.09	$675	0.25%	to	0.40%	22.05%	to	22.26%
2006	43	$13.83	to	$13.16	$591	0.25%	to	0.40%	14.20%	to	14.34%
2005	41	$12.11	to	$11.51	$496	0.25%	to	0.40%	13.28%	to	13.51%
NEUBERGER BERMAN AMT PARTNERS PORTFOLIO
2009	154	$13.38	to	$10.65	$1,637	0.25%	to	0.40%	54.33%	to	55.70%
2008	18	$8.67	to	$6.84	$124	0.25%	to	0.40%	(52.60)%	to	(52.53)%
2007	54	$18.29	to	$14.41	$783	0.25%	to	0.40%	8.87%	to	9.08%
2006	48	$16.80	to	$13.21	$785	0.25%	to	0.40%	11.78%	to	11.95%
2005	49	$15.03	to	$11.80	$732	0.25%	to	0.40%	17.61%	to	17.76%
NEUBERGER BERMAN AMT REGENCY PORTFOLIO
2009	85	$8.31	to	$8.35	$712	0.25%	to	0.40%	46.05%	to	46.23%
2008	84	$5.69	to	$5.71	$481	0.25%	to	0.40%	(46.02)%	to	(45.98)%
2007	15	$10.54	to	$10.57	$159	0.25%	to	0.40%	2.83%	to	3.02%

											(Continued)

NEUBERGER BERMAN AMT SMALL CAP GROWTH PORTFOLIO
2009	31	$8.70	to	$8.09	$270	0.25%	to	0.40%	22.36%	to	22.58%
2008	33	$7.11	to	$6.60	$231	0.25%	to	0.40%	(39.75)%	to	(39.67)%
2007	20	$11.80	to	$10.94	$233	0.25%	to	0.40%	0.08%	to	0.27%
2006	10	$11.79	to	$10.91	$112	0.25%	to	0.40%	4.80%	to	5.00%
2005	6	$11.25	to	$10.39	$66	0.25%	to	0.40%	2.55%	to	2.67%
NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO
2009	3	$13.68	to	$10.40	$29	0.25%	to	0.40%	30.91%	to	31.15%
2008	3	$10.45	to	$7.93	$28	0.25%	to	0.40%	(39.67)%	to	(39.60)%
2007	4	$17.32	to	$13.13	$59	0.25%	to	0.40%	7.18%	to	7.36%
2006	6	$16.16	to	$12.23	$82	0.25%	to	0.40%	13.24%	to	13.35%
2005	6	$14.27	to	$10.79	$80	0.25%	to	0.40%	6.41%	to	6.62%
PIMCO VIT HIGH YIELD PORTFOLIO
2009	7	$13.49	to	$12.49	$90	0.25%	to	0.40%	39.65%	to	39.87%
2008	5	$9.66	to	$8.93	$50	0.25%	to	0.40%	(23.82)%	to	(23.74)%
2007	5	$12.68	to	$11.71	$60	0.25%	to	0.40%	3.17%	to	3.26%
2006	4	$12.29	to	$11.34	$47	0.25%	to	0.40%	8.57%	to	8.83%
2005	2	$11.32	to	$10.42	$25	0.25%	to	0.40%	3.76%	to	3.89%
PIMCO VIT LOW DURATION BOND PORTFOLIO
2009	208	$12.63	to	$12.59	$2,621	0.25%	to	0.40%	12.87%	to	13.02%
2008	243	$11.19	to	$11.14	$2,717	0.25%	to	0.40%	(0.80)%	to	(0.62)%
2007	270	$11.28	to	$11.21	$3,031	0.25%	to	0.40%	6.92%	to	7.07%
2006	43	$10.55	to	$10.47	$454	0.25%	to	0.40%	3.53%	to	3.77%
2005	28	$10.19	to	$10.09	$281	0.25%	to	0.40%	0.59%	to	0.70%
PIMCO VIT REAL RETURN PORTFOLIO
2009	124	$13.23	to	$12.30	$1,571	0.25%	to	0.40%	17.81%	to	18.04%
2008	153	$11.23	to	$10.42	$1,630	0.25%	to	0.40%	(7.34)%	to	(7.30)%
2007	165	$12.12	to	$11.24	$1,909	0.25%	to	0.40%	10.18%	to	10.41%
2006	87	$11.00	to	$10.18	$955	0.25%	to	0.40%	0.00%	to	0.49%
2005	40	$11.00	to	$10.13	$437	0.25%	to	0.40%	1.95%	to	1.81%
PIMCO VIT TOTAL RETURN PORTFOLIO
2009	278	$14.13	to	$13.65	$3,805	0.25%	to	0.40%	13.59%	to	13.75%
2008	126	$12.44	to	$12.00	$1,521	0.25%	to	0.40%	4.36%	to	4.53%
2007	162	$11.92	to	$11.48	$1,864	0.25%	to	0.40%	8.36%	to	8.51%
2006	154	$11.00	to	$10.58	$1,626	0.25%	to	0.40%	3.38%	to	3.52%
2005	142	$10.64	to	$10.22	$1,514	0.25%	to	0.40%	2.01%	to	2.20%
ROYCE MICRO-CAP PORTFOLIO
2009	32	$9.34	to	$9.39	$304	0.25%	to	0.40%	56.97%	to	57.29%
2008	32	$5.95	to	$5.97	$190	0.25%	to	0.40%	(43.66)%	to	(43.63)%
2007	38	$10.56	to	$10.59	$401	0.25%	to	0.40%	3.23%	to	3.42%

											(Continued)

ROYCE SMALL-CAP PORTFOLIO
2009	130	$9.73	to	$9.78	$1,266	0.25%	to	0.40%	34.39%	to	34.71%
2008	113	$7.24	to	$7.26	$823	0.25%	to	0.40%	(27.74)%	to	(27.76)%
2007	118	$10.02	to	$10.05	$1,184	0.25%	to	0.40%	(2.72)%	to	(2.62)%
VAN ECK WIT WORLDWIDE HARD ASSETS FUND
2009	5	$7.57	to	$12.58	$37	0.25%	to	0.40%	57.05%	to	25.80%
2008	3	$4.82	to	$4.82	$12	0.25%	to	0.40%	(51.80)%	to	(51.80)%

* The Investment Division has units and/or assets that round to less than $1,000 or 1,000 units.											(Concluded)

PART C: OTHER INFORMATION

Item 26. Exhibits

(a)
Board of Directors Resolution. Resolution authorizing establishment of Registrant is incorporated by reference to initial Registrant’s Registration Statement on Form S-6 filed on January 22, 1999 (File No. 333-70963).

(b)	Custodian Agreements. None.

(c)
Underwriting Contracts. Copy of underwriting contract between Great-West Life & Annuity Insurance Company (“Great-West”) and GWFS Equities, Inc. (formerly BenefitsCorp Equities, Inc.) is incorporated by reference to Registrant’s Post-Effective Amendment No. 9 on Form N-6 filed on April 29, 2003 (File Nos. 333-70963).

(d)	Policies.

(d)(1)	Specimen Policy (issued prior to January 1, 2009) is incorporated by reference to Registrant’s initial Registration Statement on Form S-6 filed on January 12, 1999 (File No. 333-70963).

(d)(2)
Specimen Policy Form 355-CSO (for policies issued after January 1, 2009) is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).

(d)(3)
Specimen Term Life Insurance Rider (issued prior to January 1, 2009) is incorporated by reference to Registrant’s initial Registration Statement on Form S-6 filed on January 12, 1999 (File No. 333-70963).

(d)(4)
Specimen Term Life Insurance Rider (Form J355rider-CSO for policies issued after January 1, 2009 ) is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).

(d)(5)	Specimen Policy Free-Look Endorsement is incorporated by reference to Registrant’s Post-Effective Amendment No. 1 on Form S-6 filed on April 27, 2000 (File No. 333-709630.

(d)(6)	Specimen Policy Return of Expense Charge Endorsement is incorporated by reference to Registrant’s Post-Effective Amendment No. 4 on Form S-6 filed on April 25, 2001 (File No. 333-70963).

(d)(7)	Change of Insured Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 10 on Form N-6 filed on April 30, 2004 (File No. 333-70963 and 811-09201).

(d)(8)
Specimen Fixed Account Endorsement Form 379 (for policies issued after January 1, 2009) is incorporated by reference to Registrant's Post-Effective Amendment No. 19 to Registration Statement on Form N-6 as filed on December 17, 2008 (File No. 333-70963).

(e)	Applications. Specimen Application is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 filed on June 23, 1999 (File No. 333-70963).

(f)	(f)(1)
Depositor’s Certificate of Incorporation. Copy of Articles of Incorporation of Great-West, as amended, is incorporated by reference to Pre-Effective Amendment No. 2 on Form S-1 of Great-West filed on October 29, 1996, (File No. 333-01173).

(f)(2)
By-Laws of Great-West as amended June 17, 1997 is incorporated by reference to Amendment No. 1 on Form 10-K of Great-West filed on March 31, 1998 (File No. 333-01173); Amended Bylaws of Great-West are incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement filed by FutureFunds Series Account on Form N-4 on April 24, 2006 (File No. 2-89550).

(g)
Reinsurance Contracts. Form of Reinsurance Contract between Great-West and Security Life of Denver is incorporated by reference to Registrant’s Post-Effective Amendment No. 9 on Form N-6 filed on April 29, 2003 (File Nos. 333-70963).

(h)	Participation Agreements.

(h)(1)
Participation Agreement among Great-West, AIM Variable Insurance Funds, Inc., and AIM Distributors, Inc., dated March 30, 2005, is incorporated by reference to Registrant’s Post Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File Nos. 333-70963).

(h)(2)
First Amendment to Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc and Great-West dated April 30, 2004, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of First Great-West Life and Annuity Insurance Company (“First Great-West”) on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(3)
Second Amendment to Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc and Great-West dated April 30, 2004, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(4)
Third Amendment to Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc and Great-West dated April 30, 2004, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(5)
Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and Fund Distributors, dated September 14, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(6)
First Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc. and Fund Distributors, dated April 20, 2000, is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(7)
Second Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc. and Fund Distributors, dated May 1, 2002, incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(8)
Third Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and Fund Distributors, dated April 26, 2005, is incorporated by reference to Registrant’s Post Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(9)
Fourth Amendment to Fund Participation Agreement among Great-West, First Great-West, American Century Investment Management, Inc., and Fund Distributors, dated September 17, 2007 is incorporated by reference to the Initial Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007 (File No. 333-146241).

(h)(10)
Fund Participation Agreement among Great-West, First Great-West, American Funds Insurance Series and Capital Research and Management Company dated January 28, 2008 is incorporated by reference to Registrant’s Post-Effective No. 16 on Form N-6 filed on April 21, 2008 (File No. 333-70963)

(h)(11)
Fund Participation Agreement among Great-West, Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P. and Davis Distributors, LLC, dated December 16, 2004, is incorporated by reference to Registrant’s Post Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(12)
First Amendment to Fund Participation Agreement among Great-West, First Great-West, Davis Variable Account Fund, Inc., David Selected Advisers, L.P, and Davis Distributors, LLC, dated July 2, 2007 is incorporated by reference to the Initial Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007 (File No. 333-146241).

(h)(13)
Fund Participation Agreement between Great-West and Dreyfus Stock Index Fund Inc.  (formerly known as Dreyfus Life & Annuity Index Fund, Inc.), dated December 31, 1998, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(14)
Amendment to Fund Participation Agreement between Great-West and Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.), dated March 15, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(15)
Amendment to Fund Participation Agreement among Great-West, Dreyfus Growth and Value Funds, Inc., Dreyfus Life & Annuity Index Fund, Inc., and Dreyfus Variable Investment Fund, dated January 1, 2002, is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(16)
Second Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund is incorporated by reference to Registrant’s Post Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(17)
Third Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated December 1, 2004, is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(18)
Fourth Amendment to Fund Participation Agreement among Great-West, First Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated July 31, 2007 is incorporated by reference to Initial Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007 (File No. 333-146241).

(h)(19)
Fund Participation Agreement among Great-West, Insurance Series and Federated Securities Corporation, dated October 6, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(20)
Amendment to Fund Participation Agreement among Great-West, Insurance Series and Federated Securities Corporation, dated December 31, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(21)
Amendment to Fund Participation Agreement among Great-West, Insurance Series and Federated Securities Corporation, dated January 1, 2002 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-2 Series Account of First Great-West on Form N-6 filed on October 10, 2007 (File No. 333-144503).

(h)(22)
Third Amendment to Fund Participation Agreement among Great-West, Insurance Series and Federated Securities Corporation, and First Great-West dated November 26, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(23)
Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated February 1, 1994, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(24)
First Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(25)
Second Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated May 1, 2001, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(26)
Participation Agreement among Great-West, Variable Insurance Products Fund II and Fidelity Distributors Corporation, dated May 1, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(27)
First Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund II and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(28)
Participation Agreement among Great-West, Variable Insurance Products Fund III and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(29)
First Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund III and Fidelity Distributors Corporation, dated May 1, 2001, is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(30)
Amended and Restated Fund Participation Agreement among Great-West, Variable Insurance Products Funds, and Fidelity Distributors Corporation dated October 26, 2006 is incorporated by reference to Registrant’s Post Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).

(h)(31)
Amendment to Fund Participation Agreement among Great-West, Variable Insurance Products Funds, and Fidelity Distributors Corporation dated May 16, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(32)
Second Amendment to Amended and Restated Participation Agreement among Great-West, Variable Insurance Products I, Variable Insurance Products II, Variable Insurance Products III, Variable Insurance Products IV, Variable Insurance Products V and Fidelity Distributors Corporation dated August 29, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(33)
Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated June 1, 1998, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(34)
Letter Agreement Supplement to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated April 27, 1998, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(35)
Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated December 1, 1998, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(36)
Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated October 4, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(37)
Third Amendment to Fund Participation Agreement between Great-West, Janus Aspen Series and Janus Capital Corporation, dated September 14, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(38)
Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series, and Janus Capital Corporation dated January 31, 2007 is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).

(h)(39)	Agreement between Great-West and Maxim Series Fund, Inc. is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(40)
Amendment to Agreement between Great-West, First Great-West and Maxim Series Fund, Inc. dated November 1, 2007, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(41)
Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated January 1, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(42)
Amendment to Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated October 24, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(43)
Fund Participation Agreement among Great-West, PIMCO Variable Insurance Trust, Pacific Investment Management Company LLC and PIMCO Advisors Distributors LLC, dated March 1, 2004 is incorporated by reference to Registrant’s Post-Effective Amendment No. 10 on Form N-6 filed on May 3, 2004 (File No. 333-70963).

(h)(44)
First Amendment to Participation Agreement among Great-West, PIMCO Variable Trust, Pacific Investment Management Company, LLC, Allianz Global Investors Distributors, LLC and First-Great-West dated August 31, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(45)
Fund Participation Agreement among Great-West, Scudder Variable Series I, Scudder Variable Series II, Scudder Investment VIT Funds, Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc. and Scudder Distributors, dated March 31, 2005, is incorporated by reference to Registrant’s Post Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(46)
First Amendment to Fund Participation Agreement among Great-West, DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II (formerly Scudder Variable Series II), DWS Investments VIT Funds (formerly Scudder Investments VIT Funds), Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc. (formerly Scudder Distributors, Inc.) and First Great-West dated April 11, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of First Great-West filed on September 21, 2007 (File No. 333-146241) .

(h)(47)
Second Amendment to Fund Participation Agreement among Great-West, DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II (formerly Scudder Variable Series II), DWS Investments VIT Funds (formerly Scudder Investments VIT Funds), Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc. (formerly Scudder Distributors, Inc.) and First Great-West dated July 1, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of First Great-West filed on September 21, 2007 (File No. 333-146241).

(h)(48)
Fund Participation Agreement among Great-West, Royce Capital Fund, and Royce & Associates, LLC dated September 30, 2005 is incorporated by reference to Registrant’s Post Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).

(h)(49)
Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation, Great-West and First Great-West dated October 11, 2007 is incorporated by reference to Registrant's Post Effective Amendment No. 16 on Form N-6, as filed on April 21, 2008. (File No. 333-70963).

(h)(50)
Participation Agreement among Putnam Variable Trust, Putnam Management Limited Partnership, Great-West and First Great-West dated April 30, 2008 is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008. (File No. 333-70963).

(h)(51)
Participation Agreement among Great-West, First Great-West, Columbia Funds Variable Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. dated April 30, 2009 is filed herewith.

(h)(52)	Amendment to Participation Agreement among Great-West, First Great-West, Royce Capital Fund, and Royce and Associates, LLC dated May 1, 2009 is filed herewith.
(h)(53)
Second Amendment to the Fund Participation Agreement among Great-West, First Great-West, The Alger American Fund, Fred Alger Management, Inc., and Fred Alger & Company, Inc. dated November 2, 2009 is filed herewith.

(i)	Administrative Contracts. None.

(j)
Other Material Contracts. Form of Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Post Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).

(k)
Legal Opinion. An opinion and consent of counsel regarding the legality of the securities being registered is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Form S-6 filed on June 23, 1999 (File No. 333-70963)

(l)	Actuarial Opinion. None.

(m)	Calculation of Hypothetical Illustration Value is incorporated by reference to Registrant’s Post Effective Amendment No. 9 to Form N-6 filed on April 29, 2003 (File No. 333-70963).

(n)	Other Opinions.

(n)(1)	Legal Consent of Jorden Burt, LLP is filed herewith.

(n)(2)	Independent Registered Public Accounting Firm’s consent is filed herewith.

(o)	Omitted Financial Statements. None.

(p)	Initial Capital Agreements. None.

(q)	Redeemability Exemption. None.

(r)
Power of Attorney for Raymond L.S. McFeetors is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008. Powers of Attorney for W. Mackness, R.J. Orr and P.K. Ryan are incorporated by reference to Registrant's Post Effective Amendment No. 16 on Form N-6, as filed on April 21, 2008. The Powers of Attorney for the J. Balog, J.L. Bernbach, O.T. Dakow, A. Desmerais, P. Desmarias, Jr., K.P. Kavanagh, A. Louvel, J.E.A. Nickerson, D. A. Nield, M. Plessis-Bélair and B. E. Walsh are incorporated by reference to Post Effective Amendment No. 15 to the Registration Statement filed on Form N-6 on April 26, 2007 (File No. 333-70963).  The Powers of Attorney for H.P. Rousseau, R. Royer and T.T. Ryan are filed herewith.

Item 27.  Directors and Officers of the Depositor.

Name	Principal Business Address	Positions and Offices with Depositor
J. Balog	2205 North Southwinds Boulevard, Apt. 307 Vero Beach, Florida 32963	Director
J. L. Bernbach	32 East 57 Street, 10th Floor New York, NY 10022	Director
A. Desmarais	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
P. Desmarais, Jr.	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
M.T.G. Graye	8515 E. Orchard Road Greenwood Village, CO 80111	Director, President and Chief Executive Officer
K. P. Kavanagh, C. M.	100 Osborne Street North Winnipeg, Manitoba, Canada R3C 3A5	Director
A. Louvel	P.O. Box 1073 38 Beach Lane Wainscott, NY 11975	Director
W. Mackness	696 Whitehaven Crescent London, Ontario, Canada N6G 4V4	Director
R. L. McFeetors	Great-West Life 100 Osborne Street N Winnipeg, Canada MB R3C 3A5	Chairman of the Board
J. E. A. Nickerson	H.B. Nickerson & Sons Limited P.O. Box 130 255 Commercial Street North Sydney, Nova Scotia, Canada B2A 3M2	Director
R.J. Orr	Power Financial Corporation 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
M. Plessis-Bélair, F. C. A.	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
H.P. Rousseau	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
R. Royer	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
P.K. Ryan	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
T.T. Ryan	SIFMA 120 Broadway, 35th Floor New York, NY 10271-0080	Director
B. E. Walsh	Saguenay Capital, LLC Two Manhattanville Rd, #403 Purchase, New York 10577	Director
S. M. Corbett	8515 East Orchard Road Greenwood Village, CO 80111	Executive Vice President and Chief Investment Officer
C. H. Cumming	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Defined Contribution Markets
M. R. Edwards	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, FASCore Operations
G. R. Derback	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President and Controller
R. J. Laeyendecker	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Executive Benefits Markets
J. L. McCallen	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President and Chief Financial Officer
G. R. McDonald	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Corporate Resources
S. A. Miller	8525 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, GWL&A Systems
C. P. Nelson	8515 East Orchard Road Greenwood Village, CO 80111	President, Great-West Retirement Services
G. E. Seller	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Government Markets
R. K. Shaw	8515 East Orchard Road Greenwood Village, CO 80111	Executive Vice President, Individual Markets
R.D. Saull	8515 East Orchard Road Greenwood Village, CO 80111	Executive Vice President, Information Services
E.P. Friesen	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Investments
R.G. Schultz	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, General Counsel and Secretary
C.S. Tocher	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Investments
D.C. Aspinwall	8515 East Orchard Road Greenwood Village, CO 80111	Chief Risk Officer & Legal Counsel, Litigation
Beverly A. Byrne	8515 East Orchard Road Greenwood Village, CO 80111	Chief Compliance Officer & Legal Counsel, Financial Services

C-

Item 28.  Person Controlled by or Under Common Control with the Depositor or the Registrant.

Organizational Chart – December 31, 2009

I.           OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

Paul G. Desmarais
        99.999% - Pansolo Holding Inc.
  100% - 3876357 Canada Inc.
  100% - 3439496 Canada Inc.
  100% - Capucines Investments Corporation
    32% - Nordex Inc. (68% also owned directly by Paul G. Desmarais)
               94.9% - Gelco Enterprises Ltd. (5.1% also owned directly by Paul G. Desmarais)
             53.78% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by Mr. Paul G. Desmarais is as follows.  There are issued and outstanding as of December 31, 2009 408,409,903 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 896,957,623.

Pansolo Holding Inc. owns directly 23,216,033 SVS and 367,692 PPS, entitling Pansolo Holding Inc. directly to an aggregate percentage of voting rights of 26,892,953 or 3.00 % of the total voting rights attached to the shares of PCC. Pansolo Holding Inc. wholly owns 3876357 Canada Inc., 3439496 Canada Inc. and Capucines Investments Corporation which respectively own 40,686,080 SVS, 3,236,279 SVS, 3,125,000 SVS of PCC, representing respectively 4.54%, 0.36%, 0.35 % of the aggregate voting rights of PCC.

Gelco Entreprises Ltd owns directly 48,235,700 PPS, representing 53.78% of the aggregate voting rights of PCC (PPS (10 votes) and SVS (1 vote)). Hence the total voting rights of PCC under the direct and indirect control of Mr. Paul G. Desmarais is approximately 62.03%; note that this is not the equity percentage.

Mr. Paul G. Desmarais also owns personally 1,361,750 SVS of PCC.

II.	OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a 10% or greater voting interest in the following entities:

A.           Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada
     100.0% - 171263 Canada Inc.
         66.3% - Power Financial Corporation
           68.59% - Great-West Lifeco Inc.
             100.0% - Great-West  Financial (Canada) Inc.
                 100.0% - Great-West Financial (Nova Scotia) Co.
   100.0% - Great-West Lifeco U.S. Inc.
                    100.0% - GWL&A Financial Inc.
                                    60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
     60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II
 60.0% - Great-West Life & Annuity Insurance Capital, LLC
     60.0% - Great-West Life & Annuity Insurance Capital, LLC II
                                   100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)
100.0% - First Great-West Life & Annuity Insurance Company (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Advised Assets Group, LLC
    100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
   100.0% - National Plan Coordinators of Delaware, Inc.
   100.0% - Emjay Corporation
  100.0% - EMJAY Retirement Plan Services, Inc.
   100.0% - GW Investor Services, LLC.
   100.0% - FASCore, LLC
     50.0% - Westkin Properties Ltd.
     82.01% - Maxim Series Fund, Inc.
   100.0% - GW Capital Management, LLC
   100.0% - Orchard Trust Company, LLC
   100.0% - Lottery Receivable Company One LLC
   100.0% - LR Company II, L.L.C.
   100.0% - Singer Collateral Trust IV
                                   100.0% - Singer Collateral Trust V

C-

B.           Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada
     100.0% - 171263 Canada Inc.
         66.3% - Power Financial Corporation
           68.59% - Great-West Lifeco Inc.
             100.0% - Great-West Financial (Canada) Inc.
                 100.0% - Great-West Financial (Nova Scotia) Co.
                    100% - Great-West Lifeco U.S., Inc.
                   100% - Putnam Investments, LLC
                          100.0% - Putnam Acquisition Financing Inc.
             100.0% - Putnam Acquisition Financing LLC
               100.0% - Putnam U.S. Holdings, LLC
 100.0% - Putnam U.S. Holdings I Inc.
                   99.0% - Putnam Investment II LP (1% owned by Putnam U.S. Holdings II Inc.)
               100.0% -Putnam, LLC
       99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
       100.0% - Putnam Retail Management GP, Inc.
       100.0% - Putnam Investment Management, LLC
       100.0% - Putnam Advisory Company GP, Inc.
       99.0% - Putnam Advisory Company, Limited Partnership (1% owned by Putnam Advisory Company GP, Inc.)
            100.0% - The Putnam Advisory Company, LLC
                 99.0% - Putnam U.S. Holdings II Inc. (1% owned by Putnam U.S. Holdings I Inc.)
                       100.0% - Putnam U.S. Holdings I, LLC
                    80.0% - PanAgora Asset Management, Inc.
                    100.0% -Putnam GP Inc.
                    100.0% - PII Holdings, Inc.
                    99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)
                    100.0% - Putnam Investment Holdings, LLC
          100.0% - Putnam Aviation Holdings, LLC
          100.0% - Putnam Capital, LLC
               80.0% - TH Lee Putnam Capital Management, LLC
                100.0% - Putnam Fiduciary Trust Company (NH)
100.0% - Putnam Investor Services, Inc.
                          100.0% - Putnam International Holdings LLC
                100.0% - Putnam Investments Inc. (Canada)
                100.0% - Putnam Investments (Ireland) Limited
                100.0% - Putnam Investments Australia Pty Limited
                100.0% - Putnam Investments Securities Co., Ltd. (Japan)
                100.0% - Putnam International Distributors, Ltd. (Cayman)
            100.0% - Putnam Investments Argentina S.A.
          100.0% - Putnam Investments (Asia) Limited
                100.0% - Putnam Investments Limited (U.K.)
                 100.0% - New Flag UK Holdings Limited
                   100.0% - New Flag Asset Management Limited (UK)

C.           The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
    100.0% - 171263 Canada Inc.
         66.3% - Power Financial Corporation
           68.59% - Great-West Lifeco Inc.
100.0% - 2142540 Ontario Inc.
100.0% - Great-West Lifeco Finance (Delaware) LP
100.0% - Great-West Lifeco Finance (Delaware) LLC
                 100.0% - 2023308 Ontario Inc.
           100.0% - Great-West Life & Annuity Insurance Capital, LP
           40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
         40.0% - Great-West Life & Annuity Insurance Capital, LLC
           100.0% - Great-West Life & Annuity Insurance Capital, LP II
           40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II
         40.0% - Great-West Life & Annuity Insurance Capital, LLC II
100.0% - 2171866 Ontario Inc
100.0% - Great-West Lifeco Finance (Delaware) LP II
      100.0% - Great-West Lifeco Finance (Delaware) LLC II
100.0% - 2023310 Ontario Inc.
100.0% - 2023311 Ontario Inc.
100.0% - 6109756 Canada Inc.
           100.0% - 6922023 Canada Inc.
           100.0% - The Great-West Life Assurance Company (NAIC #80705, MI)
71.4% - GWL THL Private Equity I Inc. (28.6% owned by The Canada Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
100.0% - Great-West Investors GP Inc.
100.0% - Great-West Investors LP
100.0% - T.H. Lee Interests
100.0%  - Gold Circle Insurance Company
100.0%  - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - RA Real Estate Inc.
0.1% RMA Real Estate LP
100.0% - Vertica Resident Services Inc.
                           100.0%  - GWL Investment Management Ltd.
                  100.0%  - 801611 Ontario Limited
100.0%  - 118050 Canada Inc.
                  100.0%  - 1213763 Ontario Inc.
99.9% -  Riverside II Limited Partnership
70.0% -   Kings Cross Shopping Centre Ltd.
100.0%  - 681348 Alberta Ltd.
                                           100.0% - The Owner: Condominium Plan No 8510578
                             50.0% - 3352200 Canada Inc.
100.0%  - 1420731 Ontario Limited
100.0%  - 1455250 Ontario Limited
100.0%  - CGWLL Inc.
  65.0%  - The Walmer Road Limited Partnership
  50.0%  - Laurier House Apartments Limited
100.0%  - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
    0.1% -  Riverside II Limited Partnership
100.0%  - High Park Bayview Inc.
  75.0%  - High Park Bayview Limited Partnership
                             50.0% - KAB Properties Inc.
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100.0% - 647679 B.C. Ltd.
100.0% - Red Mile Acquisitions Inc.
70.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
70.0% - RMA Investment Company (Formerly TGS Investment Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
100.0% - RMA Property Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. (50%)]
100.0% - RMA  American Realty Corp.
1% - RMA  American Realty Limited Partnership [(99% owned by RMA  (U.S.) Realty LLC (Delaware)]
99.0% - RMA  American Realty Limited Partnership (1% owned by RMA  American Realty Corp.)
100.0% - 1218023 Alberta Ltd.
50% - special shares in RMA  (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
50% - special shares in RMA  (U.S.) Realty LLC (Delaware)
70.0% - RMA Real Estate LP
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Valley Centre) Ltd. (Formerly TGS REIT Properties (Valley Centre) Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
100.0% - RMA Properties (Tri-Cities) Ltd. (Formerly TGS REIT Properties (Tri-Cities) Ltd.
70.0% - KS Village (Millstream) Inc.
70.0% - 0726861 B.C. Ltd.
70.0% - Trop Beau Developments Limited
70.0% - Kelowna Central Park Properties Ltd.
70.0% - Kelowna Central Park Phase II Properties Ltd.
40.0% - PVS Preferred Vision Services
100.0%  - London Insurance Group Inc.
100.0% - Trivest Insurance Network Limited
100.0% - The Motion Picture Bond Company Inc.
100.0%  - London Life Insurance Company (Fed ID # 52-1548741 – NAIC # 83550, MI)
30.0% - Kings Cross Shopping Centre Ltd.
30.0% - 0726861 B.C. Ltd.
30.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
30.0% - RMA Investment Company (Formerly TGS Investment Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
100.0% - RMAProperty Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA  (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. 50%)]
100.0% - RMA  American Realty Corp.
1% - RMA  American Realty Limited Partnership [(99% owned by RMA  (U.S.) Realty LLC (Delaware)]
 99.0% - RMA  American Realty Limited Partnership (1% owned by RMA  American Realty Corp.)
100.0% - 1218023 Alberta Ltd.
50% - special shares in RMA  (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
50% - special shares in RMA  (U.S.) Realty LLC (Delaware)
30.0% - RMA Real Estate LP
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Valley Centre) Ltd. (Formerly TGS REIT Properties (Valley Centre) Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
100.0% - RMA Properties (Tri-Cities) Ltd. (Formerly TGS REIT Properties (Tri-Cities) Ltd.
100.0% - London Capital Management Ltd.
100.0% - 1319399 Ontario Inc.
100.0% - 3853071 Canada Limited
  50.0% - Laurier House Apartments Limited
  30.0% - Kelowna Central Park Properties Ltd.
  30.0% - Kelowna Central Park Phase II Properties Ltd.
  30.0% - Trop Beau Developments Limited
100.0% - 42969098 Canada Inc.
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
 35.0% - The Walmer Road Limited Partnership
100.0% - 177545 Canada Limited
100.0% - Lonlife Financial Services Limited
88.0% - Neighborhood Dental Services Ltd.
100.0% - Toronto College Park Ltd.
    25.0% - High Park Bayview Limited Partnership
 50.0% - KAB Properties Inc.
30.0% - KS Village (Millstream) Inc.
100.0% - London Life Financial Corporation
89.4%  - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance Company)
100.0%  - London Life & General Reinsurance Co. Ltd. (1 share held by London Life & Casualty Reinsurance Corporation and 20,099,999 shares held by London Reinsurance Group Inc.)
100.0%  - London Life & Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation
100.0%  - LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
100.0% - HRMP, Inc.
51.0% - Health Reinsurance Management Partnership (HRMP) (Massachusetts)
100.0% - HRMP II, Inc.
49% Health Reinsurance Management Partnership (HRMP) (Massachusetts)

100.0% - Canada Life Financial Corporation
100.0% - The Canada Life Assurance Company (Fed ID # 38-0397420, NAIC # 80659, MI)
100.0% - Canada Life Brasil LTDA
100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings, Limited
100.0% - Canada Life International Services Limited
100.0% - Canada Life International, Limited
100.0% - CLI Institutional Limited
100.0% - Canada Life Irish Holding Company, Limited
100.0% - Lifescape Limited
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
78.67% - Canada Life Assurance Europe Limited
100.0% - Canada Life Europe Management Services, Limited
21.33% - Canada Life Assurance Europe Limited
100.0% - Canada Life Assurance (Ireland), Limited
100.0% - F.S.D. Investments, Limited
100.0% - Canada Life International Re, Limited
100.0% - Canada Life Reinsurance International, Ltd.
100.0% - Canada Life Reinsurance, Ltd.
100.0% - The Canada Life Group (U.K.), Limited
100.0% Great-West Retirement Services (Europe) Limited
100.0% - Canada Life Pension Managers & Trustees, Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Canada Life Trustee Services (U.K.), Limited
100.0% - CLFIS (U.K.), Limited
100.0% - Canada Life, Limited
100.0% - Canada Life (U.K.), Limited
100.0% - Albany Life Assurance Company, Limited
100.0% - Canada Life Management (U.K.), Limited
100.0% - Canada Life Services (U.K.), Limited
100.0% - Canada Life Fund Managers (U.K.), Limited
100.0% - Canada Life Group Services (U.K.), Limited
100.0% - Canada Life Holdings (U.K.), Limited
100.0% - Canada Life Irish Operations, Limited
100.0% - Canada Life Ireland Holdings, Limited.
100.0% - 4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)
100.0% - Canada Life Finance (U.K.), Limited
100.0% - CLH International Capital Management Hungary, Limited Liability Company
100.0% - The Canada Life Insurance Company of Canada
94.4% - MAM Holdings Inc. (5.6% owned by GWL)
100.0% - Mountain Asset Management LLC
100.0% - Quadrus Distribution Services Ltd.
100.0% - CL Capital Management (Canada), Inc.
100.0% - GRS Securities, Inc.
100.0% - 587443 Ontario, Inc.
100.0% - Canada Life Mortgage Services, Ltd.
100.0% - Adason Properties, Limited
100.0% - Adason Realty, Ltd.
100.0% - Laketon Investment Management Ltd.
100.0% - Crown Life Insurance Company

D.           IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
        100.0% - 171263 Canada Inc.
               66.3% - Power Financial Corporation
                    56.3% - IGM Financial Inc.
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - I.G. International Management Limited
100.0% - I.G. Investment Management (Hong Kong) Limited
100.0% - Investors Group Trust Co. Ltd.
100.0% - 391102 B.C. Ltd.
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - I.G. Investment Management, Ltd.
100% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
19.63% - I.G. (Rockies) Corp.
100.0% - I.G. Investment Corp.
80.37% - I.G. (Rockies) Corp. (19.63% owned by I.G. Investment Management, Ltd.)
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Financial Charitable Foundation
100.0% - Strategic Charitable Giving Foundation
100.0% - M.R.S. Inc.
100.0% - M.R.S. Correspondent Corporation
100.0% - M.R.S. Securities Services Inc.
100.0% - Execuhold Investment Limited
100.0% - Winfund Software Corp.
100.0% - M.R.S. Trust Company
100.0% - Anacle I Corporation
100.0% - Mackenzie M.E.F. Management Inc.
100.0% - Canterbury Common Inc.
100.0% - Mackenzie Financial Services Inc.
100.0% - Mackenzie (Rockies) Corp.
100.0% - Mackenzie Cundill Investment (Bermuda) Ltd.
100.0% - Mackenzie Cundill Investment Management Ltd.
100.0% - Mackenzie Financial Capital Corporation
100.0% - Multi-Class Investment Corp.
100.0% - MSP 2007 GP Inc.
100.0% - Howson Tattersall Investment Counsel Limited
100.0% - MSP 2008 GP Inc.
100.0% - MSP 2009 GP Inc.
100.0% - MSP 2010 GP Inc.
 91.44% - Investment Planning Counsel Inc.
100.0% - Investment Planning Counsel of Canada Limited
100.0% - IPC Investment Corporation
100.0% - 9132-2155 Quebec Inc.
100.0% - Alpha I Financial Inc.
100.0% - IPC Save Inc.
100.0% - 1275279 Ontario Inc.
50.0% - IPC Estate Services Inc.
 50.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation
100.0% - IPC Portfolio Services Inc.
100.0% - Counsel Portfolio Services Inc.

E.	Pargesa Holding S.A. Group of Companies (European investments)

Power Corporation of Canada
    100.0% - 171263 Canada Inc.
         66.3% - Power Financial Corporation
                        100.0% - Power Financial Europe B.V.
           50.0% - Parjointco N.V.
              54.1% - Pargesa Holding S.A.
100.0% - Pargesa Netherlands B.V.
 26.1% - Imerys
 50.0% - Groupe Bruxelles Lambert
           Capital
    7.1%  - Suez Environment Company
  21.1% - Lafarge
    9.1% - Pernod Ricard
    0.6% - Iberdrola
    3.9% - Arkema
100.0% - Belgian Securities BV
               Capital
30.7% - Imerys
  61.6% - Brussels Securities
               Capital
100.0% - Sagerpar
3.8% - Groupe Bruxelles Lambert
100.0% - GBL Participations
100.0% - GBL Overseas Finance NV
100.0% - GBL Treasury Center
Capital
100.0% - GBL Energy Sárl
Capital
4.0% - Total
100.0% - GBL Verwaltung GmbH
100.0% - Immobilière Rue de Namur Sárl
100.0% - GBL Finance SA
               Capital
38.4% - Brussels Securities
100.0% - GBL Verwaltung Sàrl
Capital
100.0% - GBL Investments Limited
100.0% - GBL R
  5.2% - GDF SUEZ (1)
43.0% - ECP 1
42.4% - ECP 2
100.0% - Pargesa Compagnie S.A..
100.0% - Fivaz & Cie SA
100.0% - Pargesa Luxembourg S.A.
100.0% - SFPG
100.0% - SIB Huston

(1) Based on Company’s published capital as of September, 2009

F.           Gesca Ltée Group of Companies (Canadian communications)

Power Corporation of Canada
100.0% - 4507053 Canada Inc.
100.0% - Gesca Ltée
100.0% - La Presse ltée
100.0% - Gesca Ventes Média Ltée
100.0% - Gesca Numérique Ltée
100.0% - 3855082 Canada Inc.
100.0% - Cyberpresse inc.
100.0% - 6645119 Canada Inc.
100.0% - Les Éditions La Presse II Inc.
100.0% - 3819787 Canada Inc.
100.0% - 3834310 Canada Inc.
20.0% - 3859282 Canada Inc.
100.0% - Square Victoria Digital Properties inc.
100.0% - 4400046 Canada Inc.
49.99% - 9059-2114 Québec Inc.
97.5% - DuProprio Inc.
100% - VR Estates Inc.
100% - 0757075 B.C. Ltd.
0.1% - Lower Mainland Comfree LP
99.9% - Lower Mainland Comfree LP
100% - Private Real Estate Corporation
100% - 1083411 Alberta Ltd
100% - Comfree Commission Free Realty Inc.
100.0% - Les Productions La Presse Télé Ltée
100.0% - La Presse Télé Ltée
100.0% - La Presse Télé II Ltée
100.0% - La Presse Télé III Ltée
100.0% - Les Éditions Gesca Ltée
100.0% - Groupe Espaces Inc.
100.0% - Les Éditions La Presse Ltée
100.0% - 6657443 Canada Inc.
  10.0% - Acquisio Inc.
    4.6% - Nstein Technologies Inc.
  50.0% - Workopolis Canada
  25.0% - Olive Média

G.	Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
  25.0% - Barrick Power Gold Corporation of China Limited
  100.0% - Power Pacific Mauritius Limited
7.61% - Vimicro
  0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
4.3% - CITIC Pacific Limited
5.8% - Yaolan Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited

H.           Other PCC Companies

Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - Power Tek, LLC
100% - 3540529 Canada Inc.
100.0% - Gelprim Inc.
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Victoria Square Ventures Inc.
   26.8% - Bellus Health Inc.
100.0% - Power Communications Inc.
100.0% - Brazeau River Resources Investments Inc.
100.0% - Communications BP S.A.R.L
100.0% - PCC Industrial (1993) Corporation
100.0% - Power Corporation International
100.0% - 3249531 Canada Inc.
100% - Sagard Capital Partners GP, Inc.
100.0% - Sagard Capital Partners, L.P.
100.0% - Power Corporation of Canada Inc.
100.0% - Square Victoria Real Estate Inc.
100.0% - PL S.A.
100.0% - 4190297 Canada Inc.
100% Sagard Capital Partners Management Corp.
100.0% - Sodesm International Limited
100.0% - Sodesm Property Limited
  78.5% - Sagard S.A.S.
100.0% - Marquette Communications (1997) Corporation
    4.9% - Mitel
100.0% - 4507037 Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - 4524799 Canada Inc.
100.0% - 4524802 Canada Inc.

I.           Other PFC Companies

Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - 4400020 Canada Inc.
100.0% - 4507045 Canada Inc.
100.0% - 4507088 Canada Inc.
100.0% Power Financial Capital Corporation

C-

Item 29.  Indemnification.  Provisions exist under the Colorado Business Corporation Act and the Bylaws of Great-West whereby Great-West may indemnify a director, officer or controlling person of Great-West against liabilities arising under the Securities Act of 1933.  The following excerpts contain the substance of these provisions:

Colorado Business Corporation Act

Article 109 - INDEMNIFICATION

Section 7-109-101. Definitions.

As used in this Article:

(1) "Corporation" includes any domestic or foreign entity that is a predecessor of the corporation by reason of a merger, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

(2) "Director" means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or to hold any similar position with, another domestic or foreign entity or employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if the director’s duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a director.

(3) "Expenses" includes counsel fees.

(4) "Liability" means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

(5) "Official capacity" means, when used with respect to a director, the office of director in the corporation and, when used with respect to a person other than a director as contemplated in Section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. "Official capacity" does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

(6) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

Section 7-109-102. Authority to indemnify directors.

(1) Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to the proceeding because the person is or was a director against liability incurred in the proceeding if:

(a)	The person conducted himself or herself in good faith; and

(b)	The person reasonably believed:

(I)        In the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation's best interests; and

(II)         In all other cases, that his or her conduct was at least not opposed to the corporation's best interests; and

(c)	In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

(2) A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirements of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director's conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of subparagraph (a) of subsection (1) of this section.

(3) The termination of any proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

(4) A corporation may not indemnify a director under this section:

(a)  In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

(b)  In connection with any proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

(5) Indemnification permitted under this section in connection with a proceeding by or in the right of a corporation is limited to reasonable expenses incurred in connection with the proceeding.

Section 7-109-103. Mandatory Indemnification of Directors.

Unless limited by the articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the proceeding.

Section 7-109-104. Advance of Expenses to Directors.

(1) A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding if:

(a)  The director furnishes the corporation a written affirmation of the director’s good-faith belief that he or she has met the standard of conduct described in Section 7-109-102;

(b)  The director furnishes the corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that he or she did not meet such standard of conduct; and

(c)  A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.

(2) The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.

(3) Determinations and authorizations of payments under this section shall be made in the manner specified in Section 7-109-106.

Section 7-109-105. Court-Ordered Indemnification of Directors.

(1) Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

(a)  If it determines the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

(b)  If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102 (1) or was adjudged liable in the circumstances described in Section 7-109-102 (4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described Section 7-109-102 (4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section 7-109-106. Determination and Authorization of Indemnification of Directors.

(1) A corporation may not indemnify a director under Section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct set forth in Section 7-109-102. A corporation shall not advance expenses to a director under Section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by Section 7-109-104(1)(a) and (1)(b) are received and the determination required by Section 7-109-104(1)(c) has been made.

(2) The determinations required by under subsection (1) of this section shall be made:

(a)  By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum; or

(b)  If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

(3) If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and the committee cannot be established under paragraph (b) of subsection (2) of this section, or even if a quorum is obtained or a committee designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:

(a)  By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or (b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

(b)  By the shareholders

(4) Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

Section 7-109-107. Indemnification of Officer, Employees, Fiduciaries, and Agents.

(1) Unless otherwise provided in the articles of incorporation:

(a)  An officer is entitled to mandatory indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

(b)  A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as a director; and

(c)  A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

Section 7-109-108. Insurance.

A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of any other domestic or foreign entity or of an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person’s  status as a director, officer, employee, fiduciary, or agent whether or not the corporation would have the power to indemnify the person against such liability under the Section 7-109-102, 7-109-103 or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

Section 7-109-109. Limitation of Indemnification of Directors.

(1) A provision treating a corporation's indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except for an insurance policy or otherwise, is valid only to the extent the provision is not inconsistent with Sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification or advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

(2) Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he or she has not been made a named defendant or respondent in the proceeding.

Section 7-109-110. Notice to Shareholders of Indemnification of Director.

If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

Bylaws of Great-West

Article IV. Indemnification

SECTION 1. In this Article, the following terms shall have the following meanings:

(a)
“expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;

(b)	“liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;

(c)	“party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;

(d)	“proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.

SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:

(a)	the person conducted himself or herself in good faith; and

(b)	the person reasonably believed that his or her conduct was in the corporation’s best interests; and

(c)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

(d)	if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.

SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:

(a)
the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the Board of Directors of the corporation; and

(b)	with respect to the matter(s) giving rise to the proceeding:

(i)	the person conducted himself or herself in good faith; and

(ii)
the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and

(iii)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.

Item 30. Principal Underwriter.

(a)
GWFS Equities, Inc. currently distributes securities of Maxim Series Fund, Inc., an open-end management investment company, FutureFunds Series Account, Maxim Series Account, COLI VUL-4 Series Account, Variable Annuity-1 Series Account, Prestige Variable Life Account, Trillium Variable Annuity Account and Varifund Variable Annuity Account of Great-West, and the Variable Annuity-1 Series Account, COLI VUL-2 Series Account and COLI VUL-4 Series Account of First Great-West in addition to those of the Registrant.

(b)	Directors and Officers of GWFS Equities, Inc.

Name	Principal Business Address	Position and Officers with Underwriter
C. P. Nelson	8515 East Orchard Road Greenwood Village, CO 80111	Chairman, President and Chief Executive Officer
R. K. Shaw	8515 East Orchard Road Greenwood Village, CO 80111	Director
G. E. Seller	18101 Von Karman Ave. Suite 1460 Irvine, CA 92715	Director and Senior Vice President
G. R. McDonald	8515 East Orchard Road Greenwood Village, CO 80111	Director
C.H. Cumming	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
M. R. Edwards	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
W. S. Harmon	8515 East Orchard Road Greenwood Village, CO 80111	Director, Vice President
K. A. Morris	500 North Central Suite 220 Glendale, CA 91203	Vice President
J.C. Luttges	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
G. R. Derback	8515 East Orchard Road Greenwood Village, CO 80111	Treasurer
B. A. Byrne	8525 East Orchard Road Greenwood Village, CO 80111	Secretary and Chief Compliance Officer
D. R. Meyer	8515 East Orchard Road Greenwood Village, CO 80111	Vice President, Taxation
T. L. Luiz	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
M. C. Maiers	8515 East Orchard Road Greenwood Village, CO 80111	Vice President, Investments Compliance Officer

(c) Commissions and other compensation received from the Registrant by Principal Underwriter during Registrant's last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation

GWFS Equities	-0-	-0-	-0-	-0-

Item 31.
Location of Accounts and Records. All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Great-West, 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Item 32.	Management Services. None.
Item 33.       Fee Representation. Great-West represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expense expected  to be incurred and the risks asusmed by Great-West.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village, and State of Colorado, on the day of April 15, 2010.

COLI VUL-2 SERIES ACCOUNT of
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Registrant)

By:	/s/ M.T. G. Graye
M.T.G. Graye,
President and Chief Executive Officer of Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (Depositor)

By:	/s/ M.T. G. Graye
M.T.G. Graye,
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature and Title	Date

/s/ Raymond L. McFeetors	April 15, 2010
Director, Chairman of the Board
(Raymond L. McFeetors*)

/s/ M.T. G. Graye	April 15, 2010
Director, President and Chief Executive Officer (Mitchell T.G. Graye)

/s/ James. L. McCallen	April 15, 2010
Senior Vice President and Chief Financial Officer (James L. McCallen)

/s/ James Balog	April 15, 2010
Director, (James Balog*)

/s/ John L. Bernbach	April 15, 2010
Director, (John L. Bernbach*)

/s/ André Desmarais	April 15, 2010
Director (André Desmarais*)

/s/ Paul Desmarais, Jr.	April 15, 2010
Director (Paul Desmarais, Jr.*)

/s/ Alain Louvel	April 15, 2010
Director (Alain Louvel*)

/s/ Jerry E.A. Nickerson	April 15, 2010
Director (Jerry E.A. Nickerson*)

/s/ R. Jeffrey Orr	April 15, 2010
Director (R. Jeffrey Orr*)

/s/ Michel Plessis- Bélair	April 15, 2010
Director (Michel Plessis-Bélair*)

/s/ H.P. Rousseau	April 15, 2010
Director (H.P. Rousseau*)

/s/ R. Royer	April 15, 2010
Director (R. Royer*)

/s/ Philip K. Ryan	April 15, 2010
Director (Philip K. Ryan*)

/s/ T.T. Ryan	April 15, 2010
Director (T.T. Ryan*)

/s/ Brian E. Walsh	April 15, 2010
Director (Brian E. Walsh*)

*By:	/s/ R.G. Schultz	April 15, 2010
R.G. Schultz
Attorney-in-fact pursuant to Powers of Attorney.